Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT AND RESTATEMENT AGREEMENT

SECOND AMENDMENT AND RESTATEMENT AGREEMENT, dated as of January 30, 2018 (this “Agreement), among the Restatement Borrowers (as defined below), the Restatement Guarantors (as defined below), the Released Entities (as defined below), the Lenders party hereto, JPMorgan Chase Bank, N.A., London Branch, as UK Security Trustee, JPMorgan Chase Bank, N.A., as Administrative Agent and Administrative Collateral Agent, and each of the other parties hereto.

WHEREAS, Cott Corporation Corporation Cott, a corporation organized under the laws of Canada, Cott Beverages Inc., a Georgia corporation, Cliffstar LLC, a Delaware limited liability company, Cott Beverages Limited, a company organized under the laws of England and Wales, and DS Services of America, Inc., a Delaware corporation, and certain other Loan Parties party thereto, as Borrowers (the “Existing Borrowers”), the other Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., London Branch, as UK Security Trustee, JPMorgan Chase Bank, N.A., as Administrative Agent and Administrative Collateral Agent, and each of the other parties party thereto, are parties to that certain Amended and Restated Credit Agreement, dated as of August 3, 2016 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).

WHEREAS, the Borrowers have requested that the Administrative Agent, the Administrative Collateral Agent, the UK Security Trustee, the Issuing Banks, the Swingline Lenders, and the Lenders enter into this Agreement to amend and restate the Credit Agreement in order to (a) reduce the aggregate amount of the Commitments by $250,000,000 to an aggregate total amount of $250,000,000, such Commitments to be provided by the Lenders in the amounts listed on the Commitment Schedule to the Restated Credit Agreement (as defined below), and (b) effect certain other amendments to the Credit Agreement as set forth in the Restated Credit Agreement.

WHEREAS, the Administrative Agent, the Administrative Collateral Agent, the UK Security Trustee, the Issuing Banks, the Swingline Lenders, and the Lenders are willing to amend and restate the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the preamble and recitals hereto) have the meanings assigned to them in the Restated Credit Agreement. The provisions of Section 1.03 of the Restated Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Prepayment of Loans; Designation of Restatement Loan Parties.

(a) Prior to giving effect to the amendments to the Credit Agreement provided for in Section 4 hereof and prior to or substantially simultaneously with the releases set forth in clause (b) below, the Existing Borrowers shall pay in full all of the “Obligations” (as defined in the Credit Agreement before giving effect to this Agreement and the Restated Credit Agreement other than contingent obligations in respect of indemnities and non-invoiced expenses), and which amounts shall remain paid in full on the Restatement Effective Date; provided that the Letters of Credit listed on Schedule 1-A hereto shall remain outstanding; provided, further, that the Letters of Credit listed on Schedule 1-B hereto shall cease to constitute Letters of Credit for all purposes under the Credit Agreement, the Restated Credit Agreement and the other Loan Documents.

(b) Immediately after giving effect to, or substantially simultaneously with, the transactions described in clause (a) above, and substantially simultaneously with the consummation of the Refresco Transaction in accordance with the terms of the Refresco Share Purchase Agreement as in effect on the date hereof, the guarantees, pledges, liens, security interests, liabilities and other obligations of whatever nature granted or incurred pursuant to the “Loan Documents” (as defined in the Credit Agreement before giving effect to this Agreement and the Restated Credit Agreement) of the entities listed on Schedule II hereto (the “Released Entities”), solely to the extent actually sold pursuant to the Refresco Transaction, shall be automatically released and discharged and the Released Entities shall cease to be Borrowers or Guarantors, as applicable, under the Credit Agreement and the other Loan Documents for all purposes under the Credit Agreement, the Restated Credit Agreement and the other Loan Documents.

(c) Immediately after giving effect to, or substantially simultaneously with, the transactions described in clause (a) above, and immediately before or substantially simultaneously with the consummation of the Refresco Transaction in accordance with the terms of the Refresco Share Purchase Agreement as in effect on the date hereof, the pledges, liens and security interests of whatever nature (whether past, present or future and whether actual or contingent) granted or incurred pursuant to the “Loan Documents” (as defined in the Credit Agreement before giving effect to this Agreement and the Restated Credit Agreement) in favor of the Administrative Collateral Agent over the assets listed on Schedule A to that certain Confirmation re: No Interest, dated as of the date hereof, by an among JPMorgan Chase Bank, N.A., Cott Corporation Corporation Cott and 156775 Canada Inc. (the “Released Assets”), solely to the extent actually sold pursuant to the Refresco Transaction, shall be automatically released and discharged for all purposes under the Credit Agreement, the Restated Credit Agreement and the other Loan Documents and the Administrative Collateral Agent shall deliver such releases and discharges (including, without limitation, all title deeds, mortgage releases, original stock certificates together with related stock powers or other instruments of transfer, UCC-3 termination statements, intellectual property releases, and other similar discharge, release or assignment documents as reasonably required to evidence the release of the Administrative Collateral Agent’s security interest in the Released Assets) in respect of the Released Assets as may be reasonably required by the Loan Parties in order to consummate the Refresco Transaction.

(d) As of and after the time that the releases referenced in Sections 2(b) and 2(c) become effective, the entities listed on Schedule III-A hereto (the “Restatement Borrowers”) shall constitute Borrowers and Guarantors under and as defined in the Credit Agreement and the other Loan Documents for all purposes under the Credit Agreement and the other Loan Documents.

(e) As of and after the time that the releases referenced in Sections 2(b) and 2(c) become effective, the entities listed on Schedule III-B hereto (the “Restatement Guarantors”) shall constitute Guarantors under and as defined in the Credit Agreement and the other Loan Documents for all purposes under the Credit Agreement and the other Loan Documents.

SECTION 3. Consent. Subject to the satisfaction of the provisions of Section 2(a) above and the satisfaction or waiver of the conditions precedent set forth in the Refresco Share Purchase Agreement as in effect on the date hereof, each Agent, each Issuing Bank and each Lender hereby consent to the Refresco Transaction and the reorganization steps substantially as described in the macro step plan, dated as of December 13, 2017, which has been previously provided to the Lenders.

SECTION 4. Amendment and Restatement. Effective as of the Restatement Effective Date (as defined below), the Credit Agreement is hereby amended and restated to be in the form of Exhibit A hereto (the Credit Agreement as so amended and restated being referred to as the “Restated Credit Agreement”). The annexes, exhibits and schedules to the Restated Credit Agreement amend and restate the annexes, exhibits and schedules to the Credit Agreement in their entirety.

SECTION 5. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent, the Administrative Collateral Agent, the UK Security Trustee, the Issuing Banks, the Swingline Lenders, and the Lenders, as of the Restatement Effective Date, that:

(a) Each Loan Party has the legal power and authority to execute and deliver this Agreement and the officers of each Loan Party executing this Agreement have been duly authorized to execute and deliver the same and bind such Loan Party with respect to the provisions hereof.

(b) This Agreement has been duly executed and delivered by each Loan Party that is a party hereto.

(c) This Agreement and the Restated Credit Agreement each constitutes the legal, valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(d) The execution and delivery by each Loan Party of this Agreement, the performance by each Loan Party of its obligations under this Agreement, the Restated

Credit Agreement and under the other Loan Documents to which it is a party and the consummation of the transactions contemplated by this Agreement, the Restated Credit Agreement and the other Loan Documents: (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for registrations or filings required in connection with security interests being re-granted under the Restated Credit Agreement which will be completed promptly after the Restated Credit Agreement becoming effective, (ii) will not violate any Requirement of Law or conflict with any Certificate of Incorporation, By-Laws, or other organizational or governing documents (including, without limitation, the Memorandum and Articles of Association), in each case applicable to any Loan Party or any of its Subsidiaries, (iii) will not violate or result in a default under any indenture or other agreement governing Indebtedness or any other material agreement or other instrument binding upon any Loan Party or any of its Restricted Subsidiaries, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Restricted Subsidiaries and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Restricted Subsidiaries, except Liens created pursuant to the Loan Documents and Permitted Liens.

(e) Each of the representations and warranties of the Loan Parties made by any Loan Party set forth in Article III of the Restated Credit Agreement or in any other Loan Documents is true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date.

(f) At the time of and immediately after giving effect to this Agreement and the Restated Credit Agreement, no Default shall exist.

SECTION 6. Conditions to Effectiveness. This Agreement shall be effective at such time as it is executed by the Loan Parties set forth on the signature pages hereto, the Administrative Agent, the Administrative Collateral Agent and the Lenders and the Restated Credit Agreement shall become effective as of the date (the “Restatement Effective Date”) on which each of the conditions set forth in Section 4.01 of the Restated Credit Agreement is satisfied; provided, that notwithstanding the foregoing, to the extent that the execution and delivery of any document or the completion of any task or action is listed on Schedule 5.18 to the Restated Credit Agreement, such item shall not be a condition precedent and shall instead be subject to Section 5.18 of the Restated Credit Agreement and provided, further, that the payments set forth in Section 2(a) shall have been made.

SECTION 7. Effect of Agreement; No Novation.

(a) Each of the Lenders party hereto hereby waives advance notice of any termination or reduction of commitments and prepayment of loans under the Credit Agreement.

(b) Effective on the Restatement Effective Date, the Credit Agreement has been amended and restated in its entirety hereby pursuant to the terms and conditions hereof. Except as set forth in Section 2 above, such amendment and restatement of the Credit Agreement shall not be construed to discharge or otherwise affect any guarantees, obligations or liabilities of the Loan Parties accrued or otherwise owing under the Credit Agreement that have not been paid, it being understood that such guarantees, obligations and liabilities shall continue as guarantees, obligations and liabilities under the Restated Credit Agreement. Without limiting the generality of the foregoing, neither this Agreement nor the Restated Credit Agreement is intended to constitute a novation of the Credit Agreement.

(c) Each Secured Party party hereto hereby ratifies and approves, and waives any right to prior notice of, all acts and declarations done by each Agent (including as defined in the Credit Agreement) on its own behalf and on such Secured Party’s behalf prior to the effectiveness of this Agreement and the amendments to the Credit Agreement effected pursuant to this Agreement (including as set forth in any Loan Document (as defined in the Credit Agreement) and, for the avoidance of doubt, the declarations made by the Administrative Collateral Agent as representative without power of attorney in relation to the creation of any pledge on behalf of and for the benefit of any Secured Party as future pledgee or otherwise).

(d) This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the Restated Credit Agreement. On and after the Restatement Effective Date, any reference to the Credit Agreement in any Loan Document (other than this Agreement or the Restated Credit Agreement) shall be deemed to be a reference to the Restated Credit Agreement.

(e) Except as specifically amended or modified by this Agreement and the Restated Credit Agreement, the other Loan Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(f) Except as set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any other Agent, the Issuing Banks, the Swingline Lenders, or the Lenders, nor constitute a waiver of any provision of the Restated Credit Agreement, any other Loan Document, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

SECTION 8. Costs and Expenses. Each Borrower agrees to pay all reasonable out-of-pocket expenses, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Administrative Collateral Agent, incurred by any Agent and any of its Affiliates in connection with the preparation, arrangement, execution and enforcement of this Agreement and all other instruments, agreements and other documents executed in connection herewith. To the extent invoiced on or before the Restatement Effective Date, all costs and expenses in connection with this Agreement are due on or prior to the Restatement Effective Date.

SECTION 9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, AND ANY DISPUTE BETWEEN ANY LOAN PARTY AND ANY OTHER PARTY HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT, THE CREDIT AGREEMENT, THE RESTATED CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS).

SECTION 10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.

SECTION 11. Waiver. To induce the Administrative Agent, the other Agents, the Issuing Banks, the Swingline Lenders and the Lenders to enter into this Agreement, each Loan Party further acknowledges that it has no actual or potential defense, offset, claim, counterclaim or cause of action against the Administrative Agent or any other Agent, Issuing Bank, Swingline Lender or Lender for any actions or events occurring on or before the Restatement Effective Date, and each Loan Party hereby waives and releases any right to assert same.

SECTION 12. Headings. Section headings in this Agreement are included herein for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 13. Terms Generally. References in this Agreement, the Credit Agreement and the Restated Credit Agreement to the words “clause” and “paragraph” shall be construed to have the same meaning.

SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by other electronic image scan transmission (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. The Administrative Agent may also require that any such documents and signatures delivered by facsimile or by other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile or other electronic image scan transmission.

SECTION 15. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement, the Restated Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Agreement, the Restated Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement, the Restated Credit Agreement or any of the other Loan Documents.

SECTION 16. FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Restatement Effective Date, the Loan Parties and the Administrative Agent shall treat (and the Lenders hereby authorize the administrative agent to treat the Restated Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i)).

SECTION 17. Further Assurances. Each of the parties hereto shall, from time to time at the request of any other party, furnish such other party such further information or assurances, execute and deliver such additional documents, instruments, and conveyances, and take such other actions and do such other things, as may be reasonably necessary or appropriate to carry out the provisions of this Agreement and give effect to the transactions contemplated hereby (including, without limitation, all title deeds, mortgage releases, original stock certificates together with related stock powers or other instruments of transfer, UCC-3 termination statements, intellectual property releases, and other similar discharge, release or assignment documents as reasonably required to evidence the release of the Administrative Collateral Agent’s or the UK Security Trustee’s security interest in the Released Assets or the assets of the Released Entities). The Lenders hereby authorize the Administrative Agent, Administrative Collateral Agent and the UK Security Trustee to take such actions as are necessary to effect the releases contemplated by this Agreement.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS: COTT CORPORATION CORPORATION COTT

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Treasurer

COTT HOLDINGS INC.

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Treasurer

DS SERVICES OF AMERICA, INC.

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Treasurer

AIMIA FOODS LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

AQUATERRA CORPORATION

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Treasurer

Signature page to Amendment and Restatement Agreement.

S. & D. COFFEE, INC.

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Treasurer

Signature page to Amendment and Restatement Agreement.

OTHER LOAN PARTIES: COTT BEVERAGES LLC

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Treasurer

10321338 CANADA LIMITED

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Treasurer

EDEN SPRINGS NEDERLAND B.V.

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Authorized Representative

EDEN SPRINGS UK LTD.

By	/s/ Brian R. Macpherson
	Name:	Brian R. Macpherson
	Title:	Director

COTT RETAIL BRANDS LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

Signature page to Amendment and Restatement Agreement.

COTT LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

COTT EUROPE TRADING LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

COTT UK ACQUISITION LIMITED

By	/s/ Jay Wells
	Name:	Jay Wells
	Title:	Director

COTT SWITZERLAND GMBH

By	/s/ Esther Annelies Notz-Lampart
	Name:	Esther Annelies Notz-Lampart
	Title:	Managing Officer

COTT VENTURES UK LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

TOTAL WATER SOLUTIONS LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

Signature page to Amendment and Restatement Agreement.

AIMIA FOODS HOLDINGS LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

STOCKPACK LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

AIMIA FOODS EBT COMPANY LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

AIMIA FOODS GROUP LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

DS CUSTOMER CARE, LLC

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Treasurer

COTT BEVERAGES LUXEMBOURG S.À R.L.

By	/s/ Matthew Vernon
	Name:	Matthew Vernon
	Title:	Class A Manager

Signature page to Amendment and Restatement Agreement.

CARBON LUXEMBOURG S.À R.L.

By	/s/ Matthew Vernon
	Name:	Matthew Vernon
	Title:	Class A Manager

9973443 CANADA LIMITED

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Treasurer

4368479 CANADA LIMITED

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Treasurer

156775 CANADA INC.

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Treasurer

10459755 CANADA LIMITED

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Treasurer

10459682 CANADA LIMITED

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Treasurer

Signature page to Amendment and Restatement Agreement.

10459739 CANADA LIMITED

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Treasurer

Signature page to Amendment and Restatement Agreement.

Released Entities: CALYPSO SOFT DRINKS LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

CLIFFSTAR LLC

By	/s/Shane Perkey
	Name:	Shane Perkey
	Title:	Treasurer

COOKE BROS HOLDINGS LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

COOKE BROS (TATTENHALL) LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

COTT (NELSON) LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

Signature page to Amendment and Restatement Agreement.

COTT BEVERAGES INC.

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Treasurer

COTT BEVERAGES LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

COTT DEVELOPMENTS LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

COTT MAQUINARIA Y EQUIPO, S.A. DE C.V.

By	/s/ Jerry Fowden
	Name:	Jerry Fowden
	Title:	Director

COTT IP HOLDINGS CORP.

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Treasurer

COTT NELSON (HOLDINGS) LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

Signature page to Amendment and Restatement Agreement.

COTT PRIVATE LABEL LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

COTT RETAIL BRANDS NETHERLANDS BV

By	/s/ Matthew Vernon
	Name:	Matthew Vernon
	Title:	Director

COTT VENDING INC.

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Treasurer

INTERIM BCB, LLC

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Treasurer

JAY JUICE LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

MEXICO BOTTLING SERVICES, S.A. DE C.V.

By	/s/ Jerry Fowden
	Name:	Jerry Fowden
	Title:	Treasurer

Signature page to Amendment and Restatement Agreement.

MR. FREEZE (EUROPE) LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

NORTHEAST RETAILER BRANDS LLC

By	/s/ Karen Liebesman
	Name:	Karen Liebesman
	Title:	Secretary

SERVICIOS GERENCIALES DE MEXICO, S.A. DE C.V.

By	/s/ Jerry Fowden
	Name:	Jerry Fowden
	Title:	Treasurer

TIP TOP SOFT DRINKS LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

COTT VENTURES LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

TT CALCO LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

Signature page to Amendment and Restatement Agreement.

PRI-PAK, INC.

By	/s/ Shane Perkey
	Name:	Shane Perkey
	Title:	Treasurer

Signature page to Amendment and Restatement Agreement.

JPMORGAN CHASE BANK, N.A., individually, as an Issuing Bank, as a Swingline Lender and as a Lender

By	/s/ Lisa Morrison
	Name:	Lisa Morrison
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Administrative Collateral Agent

By	/s/ Lisa Morrison
	Name:	Lisa Morrison
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as an Issuing Bank, as a Swingline Lender and as a Lender

By	/s/ Auggie Marchetti
	Name:	Auggie Marchetti
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as an Issuing Bank, as a Swingline Lender and as a Lender

By	/s/ Matthew Sparks
	Name:	Matthew Sparks
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as UK Security Trustee

By	/s/ Matthew Sparks
	Name:	Matthew Sparks
	Title:	Authorized Officer

Signature page to Amendment and Restatement Agreement.

BANK OF AMERICA, N.A., as Documentation Agent and as a Lender

By	/s/ Andrew A. Doherty
	Name:	Andrew A. Doherty
	Title:	Senior Vice President

BANK OF AMERICA, N.A., CANADA BRANCH, as a Lender

By	/s/ Sylwia Durkiewicz
	Name:	Sylwia Durkiewiczs
	Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

By	/s/ Mary Kay Coyle
	Name:	Mary Kay Coyle
	Title:	Managing Director

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender

By	/s/ David G. Phillips
	Name:	David G. Phillips
	Title:	Senior Vice President Credit Officer, Canada Wells Fargo Capital Finance Corporation Canada

Signature page to Amendment and Restatement Agreement.

WELLS FARGO BANK, N.A. (LONDON BRANCH), as a Lender

By	/s/ Tania Saldanha
	Name:	Tania Saldanha
	Title:	Authorized Signatory

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender

By	/s/ Mark Bradford
	Name:	Mark Bradford
	Title:	Sr. Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ Kevin D. Rich
	Name:	Kevin D. Rich
	Title:	Vice President

PNC BANK, CANADA BRANCH, as a Lender

By	/s/ Robert Fasken
	Name:	Robert Fasken
	Title:	Vice President

SUNTRUST BANK, as a Lender

By	/s/ Wilfred Olivencia
	Name:	Wilfred Olivencia
	Title:	Vice President

Signature page to Amendment and Restatement Agreement.

FINAL VERSION

Schedule I-A

Continuing Letters of Credit

[see attached]

Schedule I-A

Continuing Letters of Credit

Issuer	Company	Purpose/Description	Document Number	Issue Date
Cott Corporation Corporation Cott (previously Cott Beverages Inc.)	Chubb	Commercial General Liability Claims	CTCS-878685	19-Oct-10

DS Services of America, Inc.	Safety National	Workers’ Comp & Auto	CTCS-799528	23-Apr-15

DS Services of America, Inc.	Zurich	Workers’ Comp	CTCS-904581	16-Mar-15

DS Services of America, Inc.	Liberty	Workers’ Comp	CTCS-904576	29-Jan-15

DS Services of America, Inc.	AGNL AQUA, L.P.	Sale Leaseback pledge for Landlord	CTCS-904555	30-Jan-15

DS Services of America, Inc.	AGNL AQUA, L.P.	Sale Leaseback pledge for Landlord	CTCS-914106	3-Mar-15

DS Services of America, Inc.	Fidelity & Deposit Co. of Maryland	Franchise Faithful Performance Bond	925415	7-Mar-17

S. & D. Coffee, Inc.	Travelers	Workers’ Comp & Auto	SM206066W	17-Oct-11

S. & D. Coffee, Inc.	Safety National	Workers’ Comp & Auto	CTCS-851211	7-Nov-17

17

Schedule I-B

Transferred Letters of Credit

[see attached]

18

Schedule I-B

Transferred Letters of Credit

Issuer	Company	Purpose/Description	Document Number	Issue Date
Cott Beverages Inc.	Zurich	Workers’ Comp	CTCS-604637	28-Apr-08

Cott Beverages Inc.	AIG	Workers’ Comp	CTCS-332971	26-Jan-12

Cliffstar LLC	CA-State	Workers’ Comp Self Insurance	CTCS-866165	27-Oct-10

Cliffstar LLC	NY-State	Workers’ Comp Self Insurance	CTCS-866167	27-Oct-10

Cott Beverages Inc. (previously Cott Corporation Corporation Cott)	American Southern Insurance Company	Backs up the Treasury Trade Bureau (old Federal ATF)	CTCS-771296	4-May-17

19

Schedule II

Released Entities

Name of Entity	Jurisdiction of Incorporation or Organization
Calypso Soft Drinks Limited	United Kingdom
Cliffstar LLC	Delaware
Cooke Bros Holdings Limited	United Kingdom
Cooke Bros (Tattenhall) Limited	United Kingdom
Cott (Nelson) Limited	United Kingdom
Cott Beverages Inc.	Georgia
Cott Beverages Limited	United Kingdom
Cott Developments Limited	United Kingdom
Cott Embotelladores de Mexico, S.A. de C.V.	Mexico
Cott IP Holdings Corp.	Delaware
Cott Maquinaria y Equipo, S.A. de C.V.	Mexico
Cott Nelson (Holdings) Limited	United Kingdom
Cott Private Label Limited	United Kingdom
Cott Retail Brands Netherlands BV	Netherlands
Cott Vending Inc.	Delaware
Interim BCB, LLC	Delaware
Jay Juice Limited	United Kingdom
Mexico Bottling Services, S.A. de C.V.	Mexico
Mr. Freeze (Europe) Limited	United Kingdom
Northeast Retailer Brands LLC	Delaware
Servicios Gerenciales de Mexico, S.A. de C.V.	Mexico
Tip Top Soft Drinks Limited	United Kingdom
Cott Ventures Limited	United Kingdom
TT Calco Limited	United Kingdom
Pri-Pak, Inc.	Indiana

20

Schedule III

Restatement Loan Parties

III-A: Restatement Borrowers:

Name of Entity	Jurisdiction of Incorporation or Organization
Cott Corporation Corporation Cott	Canada
Aimia Foods Limited	United Kingdom
AquaTerra Corporation	Canada
Cott Holdings Inc.	Delaware
DS Services of America, Inc.	Delaware
S. & D. Coffee, Inc.	North Carolina

III-B: Restatement Guarantors:

Name of Entity	Jurisdiction of Incorporation or Organization
Cott Beverages LLC	Delaware
Cott Beverages Luxembourg S.à r.l.	Luxembourg
Cott Switzerland GmbH	Switzerland
Cott UK Acquisition Limited	United Kingdom
Cott Retail Brands Limited	United Kingdom
Cott Europe Trading Limited	United Kingdom
Cott Limited	United Kingdom
DS Customer Care, LLC	Delaware
Eden Springs Nederland B.V.	The Netherlands
Eden Springs UK Ltd.	United Kingdom
10321338 Canada Limited	Canada
10459682 Canada Limited	Canada
156775 Canada Inc.	Canada
4368479 Canada Limited	Canada
9973443 Canada Limited	Canada
10459739 Canada Limited	Canada
10459755 Canada Limited	Canada
Cott Ventures UK Limited	United Kingdom
Total Water Solutions Limited	United Kingdom
Aimia Foods Holdings Limited	United Kingdom
Aimia Foods EBT Company Limited	United Kingdom
Aimia Foods Group Limited	United Kingdom
Stockpack Limited	United Kingdom
Carbon Luxembourg S.à r.l.	Luxembourg

21

Exhibit A

Amended and Restated Credit Agreement

[see attached]

22

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of January 30, 2018,

among

COTT CORPORATION CORPORATION COTT,

AQUATERRA CORPORATION,

AIMIA FOODS LIMITED,

COTT HOLDINGS INC.,

DS SERVICES OF AMERICA, INC.,

S. & D. COFFEE, INC.,

and Certain Other Loan Parties Party Hereto,

as Borrowers

The Other Loan Parties Party Hereto,

The Lenders Party Hereto,

JPMORGAN CHASE BANK, N.A., LONDON BRANCH,

as UK Security Trustee,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent and Administrative Collateral Agent, and

WELLS FARGO CAPITAL FINANCE, LLC,

DEUTSCHE BANK SECURITIES INC.,

BANK OF AMERICA, N.A.,

SUNTRUST BANK,

as Co-Syndication Agents

JPMORGAN CHASE BANK, N.A.,

WELLS FARGO CAPITAL FINANCE, LLC,

DEUTSCHE BANK SECURITIES INC.,

23

BANK OF AMERICA, N.A., and

SUNTRUST ROBINSON HUMPHREY, INC.,

as Joint Bookrunners and Joint Lead Arrangers

Asset Based Lending

24

i

v

SCHEDULES:

Commitment Schedule

Schedule 1.01(a) – Eligible Real Property

Schedule 1.01(b) – Unrestricted Subsidiaries

Schedule 1.01(c) – Excluded Subsidiaries

Schedule 3.05 – Properties

Schedule 3.10 – Canadian Union Plans, Canadian Benefit Plans and Canadian Pension Plans

Schedule 3.14 – Insurance

Schedule 3.15 – Capitalization and Subsidiaries

Schedule 5.18 – Restatement Post-Closing Covenants

Schedule 6.01 – Existing Indebtedness

Schedule 6.02 – Existing Liens

Schedule 6.04 – Existing Investments

Schedule 6.11 – Existing Restrictions

Schedule 8 – Security Trust Provisions

EXHIBITS:

Exhibit A – Form of Assignment and Assumption

Exhibit B-1 – Form of Borrowing Base Certificate

Exhibit B-2 – Form of Aggregate Borrowing Base Certificate

Exhibit C – Form of Compliance Certificate

Exhibit D – Joinder Agreement

Exhibit E – Borrowing Request

Exhibit F-1 – U.S. Tax Certificate (For Foreign Lenders that are not Partnerships for U.S. Federal Income Tax Purposes)

Exhibit F-2 – U.S. Tax Certificate (For Foreign Participants that are not Partnerships for U.S. Federal Income Tax Purposes)

Exhibit F-3 – U.S. Tax Certificate (For Foreign Participants that are Partnerships for U.S. Federal Income Tax Purposes)

Exhibit F-4 – U.S. Tax Certificate (For Foreign Lenders that are Partnerships for U.S. Federal Income Tax Purposes)

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 30, 2018 (as it may be further amended, restated, supplemented or modified from time to time, this “Agreement”), among COTT CORPORATION CORPORATION COTT, a corporation organized under the laws of Canada (the “Company”); AQUATERRA CORPORATION, a corporation organized under the laws of Canada (“Aquaterra”); COTT HOLDINGS INC., a Delaware corporation (“Cott Holdings”); DS SERVICES OF AMERICA, INC., a Delaware corporation (“DS Services”); S. & D. COFFEE, INC., a North Carolina corporation (“S&D Coffee”); AIMIA FOODS LIMITED, a company organized under the laws of England and Wales (“Aimia”); and, on and after the date that it has satisfied the requirements set forth in Section 5.13, EDEN SPRINGS NEDERLAND B.V., a private limited liability company incorporated under the laws of the Netherlands (“Eden Netherlands”); and certain other Loan Parties from time to time party hereto, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as UK Security Trustee, and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Administrative Collateral Agent.

The Borrowers have requested that the Administrative Agent, the Administrative Collateral Agent, the UK Security Trustee, the Issuing Banks, the Swingline Lenders, and the Lenders enter into the Second Restatement Agreement to amend and restate the Existing Credit Agreement. Upon satisfaction of the conditions precedent set forth in this Agreement, the Existing Credit Agreement shall be, pursuant to the Second Restatement Agreement, amended and restated in the form of this Agreement, with the effect provided in the Second Restatement Agreement.

The parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“2014 Notes” means the $525,000,000 in original principal amount of Cott Beverages Inc.’s 5.375% Senior Notes due 2022 issued under the Indenture, dated as of June 24, 2014, among Cott Beverages Inc., the guarantors from time to time party thereto, and Wells Fargo Bank, National Association, as trustee, paying agent, registrar, transfer agent and authenticating agent, as amended prior to the Restatement Effective Date.

“2016 Indenture” means the Indenture, dated as of June 30, 2016, among the Company, the guarantors from time to time party thereto, and BNY Trust Company of Canada, as Canadian trustee, The Bank of New York Mellon, as U.S. trustee, paying agent, registrar, transfer agent and authenticating agent, and The Bank of New York Mellon, London Branch, as London paying agent.

“2016 Notes Documents” means the 2016 Indenture, the 2016 Notes and all documents relating thereto or executed in connection therewith.

“2016 Notes” means the €450,000,000 in original principal amount of the Company’s 5.50% Senior Notes due 2024 issued under the 2016 Indenture.

“2017 Indenture” means the Indenture, dated as of March 22, 2017, among Cott Holdings, the guarantors from time to time party thereto, and BNY Trust Company of Canada, as Canadian trustee, The Bank of New York Mellon, as U.S. trustee, paying agent, registrar, transfer agent and authenticating agent.

“2017 Notes Documents” means the 2017 Indenture, the 2017 Notes and all documents relating thereto or executed in connection therewith.

“2017 Notes” means the $750,000,000 in original principal amount of Cott Holdings’ 5.50% Senior Notes due 2025 issued under the 2017 Indenture.

“ABL Priority Collateral” shall have the meaning set forth in an Applicable Intercreditor Agreement, which definition shall be acceptable to the Administrative Agent and the Required Lenders.

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Account” (a) in the case of the U.S. Co-Borrowers, any Loan Party organized under applicable laws of the United States, any state thereof or the District of Columbia, the Canadian Co-Borrowers, or any Loan Party organized under applicable laws of Canada or any province thereof, has the meaning assigned to such term in the applicable U.S. Security Agreement, (b) in the case of any UK Co-Borrower or any Loan Party organized under applicable law of England and Wales, has the meaning assigned to such term in the applicable UK Security Agreement, and (c) in the case of any Dutch Co-Borrower or any Loan Party organized under applicable laws of the Netherlands, has the meaning assigned to the term “Receivable” in the applicable Dutch Security Agreement.

“Account Debtor” means any Person obligated on an Account.

“Acquisition Consideration” means the purchase consideration paid for any Permitted Acquisition, whether paid in cash, properties, assumption of Indebtedness or otherwise and whether payable at or prior to the consummation of such Permitted Acquisition or deferred for payment at any time in the future, whether or not such future payment is subject to the occurrence of any contingency, and includes any and all payments representing “earn-outs” and other agreements to make any payment the amount of which, or the terms of payment of which are, in any respect subject to, or contingent upon, the revenues, income, cash flow or profits of any Person, business or operating division.

“Additional Real Property Trigger Date” means the date that is the first day of the month commencing at least 180 days after the Restatement Effective Date or such later date as the Administrative Agent may agree in its sole discretion.

“Additional Senior Secured Indebtedness” shall mean any senior secured Indebtedness secured by Collateral and incurred, created, assumed or permitted to exist in reliance of Section 6.01(u) or (v); provided that no such Indebtedness shall constitute Additional Senior Secured Indebtedness unless at all times it meets the following requirements:

(i) such Indebtedness does not mature, and the terms of such Indebtedness do not require any amortization, mandatory prepayment or redemption or repurchase at the option of the holder thereof (other than (x) amortization not to exceed 5.0% per annum of the outstanding principal amount of such Indebtedness and (y) pursuant to Customary Mandatory Prepayment Terms), in each case earlier than 180 days after the latest Maturity Date;

(ii) such Indebtedness has terms and conditions (excluding pricing and premiums) that, when taken as a whole, are not materially more restrictive or less favorable to the Company and its Subsidiaries and are not materially less favorable to the Agents, the Issuing Banks, the Swingline Lenders and the Lenders, than the terms of this Agreement (taken as a whole) (except with respect to terms and conditions that are applicable only after the latest Maturity Date), it being understood that such Indebtedness may be in the form of notes or term loan facilities;

(iii) the Liens securing such Indebtedness shall only be on assets that constitute Collateral and shall (x) be junior to the Liens securing the Secured Obligations, or (y) solely in the case of Indebtedness permitted under Section 6.01(u) and designated as PP&E Priority Indebtedness, to the extent such Liens attach to ABL Priority Collateral, such Liens on ABL Priority Collateral shall be junior to the Liens securing the Secured Obligations hereunder;

(iv) the security agreements relating to such Indebtedness (together with each Applicable Intercreditor Agreement) shall be substantially the same as the Collateral Documents and shall otherwise be satisfactory to the Administrative Agent and the Collateral Agent;

(v) such Indebtedness and the holders thereof or the representative thereunder, and the Liens securing such Indebtedness, in each case shall be subject to an Applicable Intercreditor Agreement; and

(vi) such Indebtedness shall not be guaranteed by any Person other than any Loan Party and shall not have any obligors other than any Loan Party;

provided that a certificate of a Financial Officer of the Borrower Representative delivered to the Administrative Agent at least five (5) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower Representative has determined in good faith that such terms and conditions satisfy the requirements of clause (ii) of this definition, shall be conclusive evidence that such terms and conditions satisfy the requirements of clause (ii) of this definition unless the Administrative Agent notifies the Borrower Representative within such five (5) Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees).

“Additional Senior Secured Indebtedness Documents” means all documents executed and delivered with respect to the Additional Senior Secured Indebtedness or delivered in connection therewith.

“Additional Unsecured Indebtedness” means any unsecured Indebtedness of a Loan Party incurred, created, assumed or permitted to exist in reliance of Section 6.01(v); provided that no such Indebtedness shall constitute Additional Unsecured Indebtedness unless at all times it meets the following requirements:

(i) such Indebtedness does not mature, and the terms of such Indebtedness do not require any amortization, mandatory prepayment or redemption or repurchase at the option of the holder thereof (other than pursuant to Customary Mandatory Prepayment Terms), in each case earlier than 180 days after the latest Maturity Date;

(ii) such Indebtedness has terms and conditions (excluding pricing, premiums and subordination terms) that, when taken as a whole, are not materially more restrictive or less favorable to the Company and its Subsidiaries, and are not materially less favorable to the Agents, the Issuing Banks, the Swingline Lenders and the Lenders, than the terms of this Agreement (taken as a whole) (except with respect to terms and conditions that are applicable only after the latest Maturity Date), it being understood that such Indebtedness may be in the form of notes or term loan facilities; and

(iii) such Indebtedness shall not be guaranteed by any Person other than any Loan Party and shall not have any obligors other than any Loan Party;

provided that a certificate of a Financial Officer of the Borrower Representative delivered to the Administrative Agent at least five (5) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower Representative has determined in good faith that such terms and conditions satisfy the requirements of clause (ii) of this definition, shall be conclusive evidence that such terms and conditions satisfy the requirements of clause (ii) of this definition unless the Administrative Agent notifies the Borrower Representative within such five (5) Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees).

“Additional Unsecured Indebtedness Documents” means all documents executed and delivered with respect to the Additional Unsecured Indebtedness or delivered in connection therewith.

“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period or for the purpose of calculating the Alternate Base Rate, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided that if the Adjusted LIBO Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders hereunder.

“Administrative Collateral Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative collateral agent for the holders of the Secured Obligations.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agents” means the Administrative Agent, the Administrative Collateral Agent, each Disbursement Agent and the UK Security Trustee.

“Aggregate Availability” means, with respect to all the Borrowing Base Contributors, at any time, an amount equal to:

(a) the lesser of:

(i) the aggregate Commitments of all Lenders at such time; and

(ii) the Aggregate Borrowing Base at such time; minus

(b) the aggregate Revolving Exposure of all Lenders at such time.

“Aggregate Borrowing Base” means the aggregate of the Borrowing Bases of all of the Borrowing Base Contributors; provided that (i) the maximum amount of the Borrowing Base of the Borrowing Base Contributors organized under the laws of Canada which may be included as part of the Aggregate Borrowing Base is the Canadian Sublimit, (ii) the maximum amount of the Borrowing Base of the Borrowing Base Contributors organized under the laws of England and Wales or the Netherlands which may be included as part of the Aggregate Borrowing Base is the European Sublimit, and (iii) the maximum amount of Inventory of all Borrowing Base Contributors which may be included as part of the Aggregate Borrowing Base is $187,500,000.

“Aggregate Borrowing Base Certificate” means a certificate, signed and certified as accurate and complete by a Financial Officer of the Borrower Representative, in substantially the form of Exhibit B-2 or another form which is acceptable to the Collateral Agent in its sole discretion.

“Aggregate Credit Exposure” means, at any time, the aggregate Credit Exposure of all the Lenders.

“Agreement” has the meaning assigned to such term in the preamble hereto.

“Aimia” has the meaning assigned to such term in the preamble hereto.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus  1⁄2 of 1% and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%; provided that for the purpose of this definition, the Adjusted LIBO Rate for any day shall be based on the LIBO Screen Rate (or if the LIBO Screen Rate is not available for such one month Interest Period, the Interpolated Rate) at approximately 11:00 a.m. London time on such day; provided that if the

Alternate Base Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.14 hereof, then the Alternate Base Rate shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above.

“Alternate Rate” means, for any day, the sum of (a) a rate per annum selected by the Administrative Agent, from whatever source it may reasonably select, as that which expresses as a percentage per annum the cost of funding participations in Eurodollar Borrowings, plus (b) the Applicable Rate for Eurodollar Loans. When used in reference to any Loan or Borrowing, “Alternate Rate” refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Rate.

“AML/Anti-Terrorism Laws” has the meaning assigned to such term in Section 3.23(a).

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Borrower and its Affiliates concerning or relating to bribery or corruption.

“Applicable Intercreditor Agreement” shall mean any intercreditor agreement executed in connection with any transaction requiring such agreement to be executed pursuant to the terms hereof, among either or both of the Administrative Agent and the Administrative Collateral Agent, the representatives of the other classes of applicable Indebtedness permitted hereunder and any other party, as the case may be, on such terms that are satisfactory to the Administrative Agent and the Required Lenders.

“Applicable Percentage” means, with respect to any Lender, (a) with respect to Revolving Loans, LC Exposure, Swingline Loans or Overadvances, a percentage equal to a fraction the numerator of which is such Lender’s Commitment and the denominator of which is the aggregate Commitments of all Lenders (if the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon such Lender’s share of the aggregate Revolving Exposures at that time); provided that in case of Section 2.21, when a Defaulting Lender shall exist, any such Defaulting Lender’s Commitment shall be disregarded in the calculation and (b) with respect to Protective Advances or with respect to the Aggregate Credit Exposure, a percentage based upon its share of the Aggregate Credit Exposure and the aggregate unused Commitments of all Lenders; provided that in case of Section 2.21, when a Defaulting Lender shall exist, any such Defaulting Lender’s Commitment shall be disregarded in the calculation.

“Applicable Period” has the meaning assigned to such term in the definition of Applicable Rate.

“Applicable Rate” means, for any day, with respect to any Loan, the applicable rate per annum set forth below under the caption “ABR Spread”, “Canadian Prime Spread”, “Eurodollar Spread”, “CDOR Spread” or “Overnight LIBO Spread”, as the case may be, based upon the Borrowers’ Average Quarterly Availability during the most recently ended fiscal quarter of the Borrowers.

Average Quarterly Availability	ABR Spread	Canadian Prime Spread	Eurodollar Spread	CDOR Spread	Overnight LIBO Spread
Category 1 >$125,000,000	-0.50%	0.00%	1.25%	1.25%	1.25%
Category 2 <$125,000,000 but >$75,000,000	-0.25%	0.25%	1.50%	1.50%	1.50%
Category 3 <$75,000,000	0.00%	0.50%	1.75%	1.75%	1.75%

For purposes of the foregoing, (a) the Applicable Rate shall be determined based upon the Aggregate Borrowing Base Certificate, Borrowing Base Certificates and related information that are delivered from time to time pursuant to this Agreement, with due regard for the adjustments set forth therein and permitted under this Agreement, (b) each change in the Applicable Rate resulting from a change in Average Quarterly Availability shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of an Aggregate Borrowing Base Certificate, Borrowing Base Certificates and related information immediately following the most recently ended fiscal quarter of the Company, and ending on the date immediately preceding the effective date of the next such change; provided that the Average Quarterly Availability for purposes of determining the Applicable Rate shall be deemed to be in Category 3 (or, during any period in which Category 3 does not apply pursuant to the proviso below, Category 2) (A) at any time that an Event of Default has occurred and is continuing or (B) at the option of the Administrative Agent or at the request of the Required Lenders if the Borrowers fail to deliver the Aggregate Borrowing Base Certificate and the Borrowing Base Certificates required to be delivered by them pursuant to Section 5.01, during the period from the expiration of the time for delivery thereof until such Aggregate Borrowing Base Certificate and Borrowing Base Certificates are delivered and (c) until the date that the Borrowers’ Aggregate Borrowing Base Certificate and Borrowing Base Certificates for the first full calendar quarter ended after the Restatement Effective Date have been or were required to be delivered pursuant to Section 5.01, the Applicable Rate shall be determined based upon Category 1; provided that on and after that date that a Compliance Certificate is delivered pursuant to Section 5.01(d) (other than in connection with financial statements delivered pursuant to Section 5.01(c)), demonstrating, for the most recently completed Test Period, a Consolidated Leverage Ratio of less than 4.00 to 1.00, until the date that a Compliance Certificate is delivered pursuant to Section 5.01(d) (other than in connection with financial statements delivered pursuant to Section 5.01(c)) demonstrating, for the most recently completed Test Period, a Consolidated Leverage Ratio of equal to or greater than 4.00 to 1.00, Category 3 shall not be applied for any purpose hereunder and Category 2 shall apply to all instances where Category 3 would have applied.

In the event that the Administrative Agent or any Loan Party determines that the Aggregate Borrowing Base Certificate or any Borrowing Base Certificate previously delivered was incorrect or inaccurate or (y) the calculation of the Consolidated Leverage Ratio in a Compliance Certificate previously delivered was incorrect or inaccurate, and in the case of clauses (x) and (y), such inaccuracy, if corrected, would have led to the application of a higher Applicable Rate (including as a result the reinstatement of Category 3 as a result of a change in the Consolidated Leverage Ratio) for any period (an “Applicable Period”), than the Applicable Rate applied for such Applicable Period, then (1) the Borrower Representative shall promptly (and in any case no later than 3 Business Days after such discovery) deliver to the Administrative Agent the corrected Borrowing Base Certificates and Aggregate Borrowing Base Certificates for such Applicable Period or, with respect to the reinstatement of Category 3 as a result of a change in the Consolidated Leverage Ratio an interest rate reconciliation for the period during which Category 3 should have applied, (2) the Applicable Rate shall be determined as if the Category for such higher Applicable Rate were applicable for such Applicable Period, and (3) the Borrower Representative shall within 3 Business Days of demand thereof by the Administrative Agent pay to the Administrative Agent the accrued additional amount owing as a result of such increased Applicable Rate for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with this Agreement. This paragraph shall not limit the rights of the Administrative Agent and the Lenders with respect to Section 2.13 and Article VII.

“Approved Fund” has the meaning assigned to such term in Section 9.04.

“Aquaterra” has the meaning assigned to such term in the preamble hereto.

“Aquaterra Pension Reserves” means, at any time, Reserves applicable to the Borrowing Base of Aquaterra in an amount equal to the maximum amount of all liabilities of Aquaterra under its Canadian Defined Benefit Pension Plan at such time, which amount and the calculation thereof shall be satisfactory to the Administrative Agent.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, substantially in the form of Exhibit A or any other form approved by the Administrative Agent.

“Availability Period” means the period from and including the Restatement Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments.

“Available Commitment” means, at any time, the aggregate Commitments then in effect minus the Revolving Exposure of all Lenders at such time.

“Average Quarterly Availability” means, as of any date of determination, the average daily Aggregate Availability for the fiscal quarter period immediately preceding such date, with the Borrowing Base for any day during such period calculated by reference to the most recent Aggregate Borrowing Base Certificate delivered to the Administrative Agent on or prior to such day pursuant to the terms of this Agreement. Average Quarterly Availability shall be calculated by the Administrative Agent and such calculations shall be presumed to be correct, absent manifest error.

“Average Utilization” means, for any period, the average total daily Revolving Exposure of all Lenders during such period, expressed as a percentage of aggregate Commitments. Average Utilization shall be calculated by the Administrative Agent and such calculations shall be presumed to be correct, absent manifest error.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Banking Services” means each and any of the following bank services provided to any Loan Party by any Lender or any of its Affiliates: (a) commercial credit cards, (b) stored value cards and (c) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).

“Banking Services Obligations” of the Loan Parties means any and all obligations of the Loan Parties, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.

“Banking Services Reserves” means all Reserves which the Administrative Agent from time to time establishes in its Permitted Discretion for Banking Services then provided or outstanding.

“Bankruptcy Code” means the provisions of Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq.

“Beneficial Owner” means, with respect to any U.S. Federal withholding Tax, the beneficial owner, for U.S. Federal income tax purposes, to whom such Tax relates.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan.”

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” or “Borrowers” means, individually or collectively, the Canadian Co-Borrowers, the U.S. Co-Borrowers, the Dutch Co-Borrowers and the UK Co-Borrowers.

“Borrower DTTP Filing” means an HM Revenue & Customs Form DTTP2 duly completed and filed by the relevant UK Co-Borrower, which (a) where it relates to a Treaty Lender that is a Treaty Lender on the day on which this Agreement is entered into, contains the scheme reference number and jurisdiction of tax residence provided by the Treaty Lender to such UK Co-Borrower and the Administrative Agent, and (i) where such UK Co-Borrower becomes a UK Co-Borrower on the day on which this Agreement is entered into, is filed with HM Revenue & Customs within 30 days of the date of this Agreement; or (ii) where such UK Co-Borrower becomes a UK Co-Borrower hereunder after the day on which this Agreement is entered into, is filed with HM Revenue & Customs within 30 days of the date on which that UK Co-Borrower becomes a UK Co-Borrower; or (b) where it relates to a party that becomes a Treaty Lender hereunder pursuant to an Assignment and Assumption or a Participant, contains the scheme reference number and jurisdiction of tax residence of such party and is provided by such party to such UK Co-Borrower and the Administrative Agent, and (i) where such UK Co-Borrower is a UK Co-Borrower on the effective date of the relevant Assignment and Assumption or participation, is filed with HM Revenue & Customs within 30 days of the effective date of the relevant aforementioned document; or (ii) where such UK Co-Borrower becomes a UK Co-Borrower hereunder after the effective date of the relevant Assignment and Assumption or participation, is filed with HM Revenue & Customs within 30 days of the date on which that UK Co-Borrower becomes a UK Co-Borrower.

“Borrower Joinder Agreement” has the meaning assigned to such term in Section 5.13(e).

“Borrower Representative” means the Company, in its capacity as contractual representative of the Borrowers pursuant to Article XI.

“Borrowing” means (a) Revolving Loans of the same Type and currency, made, converted or continued on the same date and, in the case of Eurodollar Loans and CDOR Loans, as to which a single Interest Period is in effect, (b) a Swingline Loan, (c) a Protective Advance and (d) an Overadvance.

“Borrowing Base” means, at any time, with respect to each Borrowing Base Contributor, the sum of:

(a) 85% of such Borrowing Base Contributor’s Eligible Accounts at such time (or 90% of such Borrowing Base Contributor’s Eligible Accounts, in the case of an Account Debtor with a senior unsecured debt rating of at least BBB- by S&P and Baa3 by Moody’s), plus

(b) the lesser of:

(i) 75% of such Borrowing Base Contributor’s Eligible Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time, and

(ii) the product of 85% multiplied by the Net Orderly Liquidation Value percentage identified in the most recent inventory appraisal ordered by the Administrative Agent multiplied by such Borrowing Base Contributor’s Eligible Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time; minus

(c) Reserves related to such Borrowing Base Contributor (without duplication of any Reserves included under clause (d) below), plus

(d) at any time prior to the PP&E Release Trigger Date, such Original RP Contributor’s and such Original M&E Contributor’s PP&E Component (as the same may be adjusted from time to time pursuant to the terms of this Agreement, including Section 5.01(g));

provided that, notwithstanding anything to the contrary in the definitions of Eligible Accounts and Eligible Inventory, if the assets acquired pursuant to a Permitted Acquisition or any other transaction permitted under Section 6.04 (other than the assets acquired pursuant to the Eden Acquisition, which assets are subject to the requirements in Sections 5.13 and 5.18) are intended to be included in the Borrowing Base, prior to the inclusion of such assets in the Borrowing Base, the Administrative Agent shall have received a field examination and appraisal conducted by an appraiser selected and engaged by the Administrative Agent and prepared on a basis satisfactory to the Administrative Agent, in each case at the Borrowers’ sole cost and expense (one such appraisal and one such field examination for each such set of assets shall be excluded from the limitation on such appraisals and field examinations at the expense of the Borrowers as provided in Section 5.11); provided, further, that, solely in the case of Inventory located in the United States and Accounts, in each case owned by a Borrowing Base Contributor organized under applicable laws of the United States, any state thereof or the District of Columbia, the Administrative Agent may, in its Permitted Discretion, determine to include the Eligible Accounts and Eligible Inventory acquired pursuant to such Permitted Acquisition or other transaction permitted under Section 6.04 (other than the assets acquired pursuant to the Eden Acquisition, which assets are subject to the requirements in Sections 5.13 and 5.18, and clauses

(a) and (b) of this definition (including the advance rates set forth therein)) (subject to advance rates determined in the Permitted Discretion of the Administrative Agent (but in no case higher than the advance rates set forth in this definition) and any Reserves then in effect pursuant to this definition and the most recent Aggregate Borrowing Base Certificate and Borrowing Base Certificates delivered to the Administrative Agent pursuant to this Agreement) in the Borrowing Base up to an amount not to exceed 5% of the Borrowing Base at any time (after giving effect to such inclusion) prior to the receipt by the Administrative Agent of such appraisal and field examination, without limiting the right of the Administrative Agent to subsequently exclude such assets from the Borrowing Base in its Permitted Discretion; provided, further, that such assets shall be removed from the Borrowing Base if the Administrative Agent has not received such appraisal and field examination within 90 days (or such later date as the Administrative Agent may agree in its Permitted Discretion, not to exceed an additional 60 days without the consent of the Required Lenders) after the date such assets were first included in the Borrowing Base. The maximum amount of Eligible Inventory which may be included as part of any Borrowing Base is $187,500,000 minus, the amount of Eligible Inventory which is included in any other Borrowing Base. The Administrative Collateral Agent may, in its Permitted Discretion, adjust Reserves or reduce one or more of the other elements used in computing the Borrowing Base or, after the occurrence and during the continuation of an Event of Default, reduce the advance rates set forth above.

“Borrowing Base Certificate” means a certificate, signed and certified as accurate and complete by a Financial Officer of the Borrower Representative, in substantially the form of Exhibit B-1 or another form which is acceptable to the Collateral Agent in its sole discretion.

“Borrowing Base Contributor” means (a) each Borrower and (b) each Borrowing Base Guarantor, Cott Beverages LLC, Eden Netherlands, Eden Springs UK Ltd., and any Loan Party organized under the laws of the Netherlands or any political subdivision thereof, in each case under this clause (b) solely to the extent that such Person is able to prepare all collateral reports in a comparable manner to the Company’s reporting procedures or otherwise in a manner reasonably acceptable to the Administrative Agent, and has satisfied the requirements set forth in Section 5.13 and the definition of Borrowing Base Guarantor, and without regard to any requirements set forth therein in connection with (x) equipment and real property owned by such Person, and (y) inventory owned by such Person, in the case of clause (y), unless such Person expressly elects to have its inventory included in the Borrowing Base. Notwithstanding anything herein to the contrary, for each Borrowing Base Contributor, appraisals shall not be required with respect to any class of assets of such Borrowing Base Contributor that are not included in the Borrowing Base.

“Borrowing Base Guarantor” means any Loan Guarantor that is not a Borrower, in each case that (i) delivers a Borrowing Base Guarantor designation notice to the Administrative Agent in accordance with Section 5.13(f), (ii) is organized under the laws of any State of the United States or the District of Columbia, Canada, England and Wales or the Netherlands, (iii) is able to prepare all collateral reports in a comparable manner to the Company’s reporting procedures or otherwise in a manner reasonably acceptable to the Administrative Agent and (iv) has executed and delivered to the Administrative Agent such Loan Documents as the Administrative Agent has reasonably requested (all of which shall be in form and substance reasonably acceptable to, and provide a level of security acceptable to, the Administrative Agent in its Permitted Discretion), so long as the Administrative Agent has received and approved, in its Permitted Discretion, (A) a field examination and appraisal conducted by an appraiser selected and engaged by the Administrative Agent and prepared on a basis satisfactory to the Administrative Agent, in each case at the Borrowers’ sole cost and expense (one such appraisal and one such field examination for each such set of assets shall be excluded from the limitation on such appraisals and field examinations at the expense of the Borrowers as provided in Section 5.11); provided that, solely in the case of Inventory located in the United States and Accounts, in each case owned by a Borrowing Base Guarantor organized under applicable laws of the United States, any state thereof or the District of Columbia, the Administrative Agent may, in its Permitted Discretion, determine to include the Eligible Accounts and Eligible Inventory of such Person in the Borrowing Base prior to the Administrative Agent’s receipt of such appraisal and field examination to the extent permitted in accordance with the second proviso to the definition of Borrowing Base, (B) all UCC or other search results reasonably requested by the Administrative Agent that are necessary to confirm the Administrative Collateral Agent’s Lien on all of such Borrowing Base Guarantor’s personal property, and (C) such certificates and other documentation as the Administrative Agent may reasonably request.

“Borrowing Base Reporting Trigger Level” means, at any time, 10% of the Line Cap at such time.

“Borrowing Request” means a request by the Borrower Representative for a Revolving Borrowing in accordance with Section 2.02, substantially in the form of Exhibit E hereto.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City, the Netherlands or Toronto are authorized or required by law to remain closed; provided that, (a) when used in connection with a European Swingline Loan or a Eurodollar Loan denominated in dollars or Sterling, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar (or, as the case may be, Sterling) deposits in the London interbank market and (b) when used in connection with a European Swingline Loan or a Eurodollar Loan denominated in Euros, the term “Business Day” shall also exclude any day which is not a TARGET Day (as determined by the Administrative Agent).

“CAML Legislation” has the meaning assigned to such term in Section 9.14(b).

“Canadian Benefit Plans” means any material plan, fund, program, or policy, whether oral or written, formal or informal, funded or unfunded, insured or uninsured, maintained by a Loan Party or any Subsidiary of any Loan Party, providing employee benefits, including medical, hospital care, dental, sickness, accident, disability, life insurance, pension, retirement, savings or other benefits, under which any Loan Party or any of its Restricted Subsidiaries has any liability with respect to any Canadian employee or former employee, but excluding any Canadian Pension Plans.

“Canadian Co-Borrowers” means (a) the Company and Aquaterra, and (b) each Subsidiary of the Company organized under the laws of Canada that becomes a Borrower in accordance with Section 5.13(e).

“Canadian Defined Benefit Pension Plan” means any Canadian Pension Plan which contains a “defined benefit provision,” as defined in subsection 147.1(1) of the Income Tax Act (Canada).

“Canadian Dollars” or “Cdn $” refers to the lawful currency of Canada.

“Canadian Economic Sanctions and Export Control Laws” means any Canadian laws, regulations or orders governing transactions in controlled goods or technologies or dealings with countries, entities, organizations, or individuals subject to economic sanctions and similar measures.

“Canadian Issuing Bank” means JPMorgan Chase Bank, N.A., Toronto Branch, in its capacity of the issuer of Letters of Credit for the account of any Canadian Co-Borrower hereunder, and its successors in such capacity as provided in Section 2.06(i). The Canadian Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Canadian Issuing Bank, in which case the term “Canadian Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“Canadian Letter of Credit Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit issued by the Canadian Issuing Bank at such time for the account of a Canadian Co-Borrower plus (b) the aggregate amount of all LC Disbursements of the Canadian Issuing Bank that have not yet been reimbursed by or on behalf of a Canadian Co-Borrower at such time. The Canadian Letter of Credit Exposure of any Lender at any time shall be its Applicable Percentage of the total Canadian Letter of Credit Exposure at such time.

“Canadian Overadvance” means an Overadvance made to or for the account of a Canadian Co-Borrower pursuant to Section 2.05.

“Canadian Pension Plans” means each pension plan required to be registered under Canadian federal or provincial pension benefits standards law that is maintained by a Loan Party or any Subsidiary of any Loan Party for its Canadian employees or former Canadian employees.

“Canadian Prime”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Canadian Prime Rate.

“Canadian Prime Rate” means, for any period, the rate per annum determined by the Disbursement Agent to be the higher of (i) the rate equal to the PRIMCAN Index rate that appears on the Bloomberg screen at 10:15 a.m. Toronto time on such day (or, in the event that the PRIMCAN Index is not published by Bloomberg, any other information services that publishes such index from time to time, as selected by the Administrative Agent in its reasonable discretion) and (ii) the average rate for 30 day Canadian Dollar bankers’ acceptances that appears on the Reuters Screen CDOR Page (or, in the event such rate does not appear on such page or screen, on any successor or substitute page or screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time, as selected by the Administrative Agent in its reasonable discretion) at 10:15 a.m. Toronto time on such day, plus 1.00% per annum; provided, that if any the above rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. Any change in the Canadian Prime Rate due to a change in the PRIMCAN Index or the CDOR Rate shall be effective from and including the effective date of such change in the PRIMCAN Index or CDOR Rate, respectively.

“Canadian Protective Advance” means a Protective Advance made to or for the account of a Canadian Co-Borrower pursuant to Section 2.04.

“Canadian Revolving Exposure” means, with respect to any Lender at any time, the sum of (a) the outstanding principal amount of such Lender’s Canadian Revolving Loans and its Canadian Letter of Credit Exposure and an amount equal to its Applicable Percentage of the aggregate principal amount of Canadian Swingline Loans outstanding at such time, plus (b) an amount equal to its Applicable Percentage of the aggregate principal amount of Canadian Overadvances outstanding at such time.

“Canadian Revolving Loan” means a Revolving Loan made to a Canadian Co-Borrower.

“Canadian Security Agreement” means that certain Canadian Pledge and Security Agreement, dated as of August 17, 2010, between the Loan Parties party thereto and the Administrative Collateral Agent, for the benefit of the Administrative Collateral Agent and the Lenders, as amended, restated, supplemented or otherwise modified from time to time, and any other hypothec, deed, pledge or security agreement or other similar document governed by the laws of Canada or any province thereof entered into by any Loan Party (or Restricted Subsidiary that becomes a Loan Party) on, prior to, or after the Restatement Effective Date, as required by this Agreement or any other Loan Document for the purpose of creating a Lien on the property of any such Person that is (a) organized in Canada or any province thereof or (b) has property located in Canada, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Canadian Sublimit” means $20,000,000.

“Canadian Swingline Lender” means JPMorgan Chase Bank, N.A., Toronto Branch, in its capacity as lender of Canadian Swingline Loans hereunder.

“Canadian Swingline Loan” has the meaning assigned to such term in Section 2.05(a)(ii).

“Canadian Union Plans” means any pension and other benefit plans which are not required to be maintained by any Loan Party or any Subsidiary of any Loan Party but to which a Loan Party or Subsidiary of a Loan Party is required to contribute pursuant to a collective agreement for its Canadian employees or former Canadian employees or pursuant to a participation agreement for Canadian employees or former Canadian employees.

“Capital Expenditures” means, without duplication, any expenditure or commitment to expend money for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP; provided that, without limiting Section 1.04, if, as a result of a change in GAAP after the Restatement Effective Date, any lease obligations that prior to such change would constitute obligations in respect of an operating lease, as defined and interpreted in accordance with GAAP as in effect and applied on the Restatement Effective Date, shall not for purposes of this Agreement, constitute Capital Lease Obligations.

“Cash Dominion Trigger Event” means (a) a Specified Default has occurred and is continuing or (b) for any period of five consecutive Business Days, Aggregate Availability is less than the greater of (i) 10% of the Line Cap at such time and (ii) $22,500,000.

“CDOR” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the CDOR Rate.

“CDOR Rate” means, for the relevant Interest Period, the Canadian dollar offered rate which, in turn means on any day the sum of (a) the annual rate of interest determined with reference to the arithmetic average of the discount rate quotations of all institutions listed in respect of the relevant interest period for Canadian Dollar-denominated bankers’ acceptances displayed and identified as such on the “CDOR Page” (or any display substituted therefore) of Reuters Monitor Money Rates Service Reuters Screen, or, in the event such rate does not appear on such page or screen, on any successor or substitute page or screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time, as selected by the Administrative Agent in its reasonable discretion (the “CDOR Screen Rate”), at or about 10:15 a.m. Toronto local time on the first day of the applicable Interest Period and, if such day is not a business day, then on the immediately preceding business day (as adjusted by the Administrative Agent after 10:15 a.m. Toronto local time to reflect any error in the posted rate of interest or in the posted average annual rate of interest) plus (b) 0.10% per annum; provided that if the CDOR Screen Rate is not available on the Reuters Screen CDOR Page on any particular day, then the Canadian dollar offered rate component of such rate on that day shall be calculated as the applicable Interpolated Rate as of such time on such day; or if such day is not a Business Day, then as so determined on the immediately preceding Business Day; provided, further, that if any of the foregoing rates described in this definition shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“CDOR Rate Loan” means a Loan denominated in Canadian Dollars made by the Lenders to the Borrower which bears interest at a rate based on the CDOR Rate.

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the Restatement Effective Date), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were not (i) directors of the Company on the Restatement Effective Date, (ii) nominated or appointed by the board of directors of the Company or (iii) appointed by the board of directors of the Company as director candidates prior to their election; (c) subject to Sections 6.03(a)(iv)(x), (y) and (z), the Company shall cease to own, directly or indirectly, free and clear of all Liens or other encumbrances (other than Liens created pursuant to any Loan Document, any Additional Senior Secured Indebtedness Documents and any Junior Secured Indebtedness Documents, solely to the extent such Liens constitute Permitted Liens), all of the outstanding voting Equity Interests of the other Borrowers on a fully diluted basis; or (d) there shall have occurred under any 2016 Notes Document, 2017 Notes Document, Replacement Notes Document, any Additional Senior Secured Indebtedness Document, any Additional Unsecured Indebtedness Document, any Junior Secured Indebtedness Document, or any other indenture or other agreement evidencing any Material Indebtedness any “Change of Control” or similar term (as defined in any 2016 Notes Document, 2017 Notes Document, Replacement Notes Document, Additional Senior Secured Indebtedness Document, Additional Unsecured Indebtedness Document, Junior Secured Indebtedness Document, or any other indenture or other agreement governing or relating to, or instrument evidencing, Material Indebtedness).

“Change in Law” means (a) the adoption, implementation, abolition, withdrawal or variation of any law, rule, regulation, practice or concession after the date of this Agreement, (b) any change in any law, rule, regulation, practice or concession or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender’s or such Issuing Bank’s holding company, if any) with any request, guideline, directive, notice, ruling, statement of policy or practice statement (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, requirements, guidelines, statements of policy, practice statement or directives thereunder, issued in connection therewith or in implementation thereof and (y) all requests, rules, requirements, guidelines, statements of policy, practice statement or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law” after the Restatement Effective Date, regardless of the date enacted, adopted, issued, made or implemented.

“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Swingline Loans, Protective Advances or Overadvances.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means any and all property owned, leased or operated by a Person covered by the Collateral Documents and any and all other property of any Loan Party, now existing or hereafter acquired, that may at any time be, become or be intended to be, subject to a security interest or Lien in favor of the Administrative Collateral Agent, on behalf of itself and the Lenders, or the UK Security Trustee, to secure the Secured Obligations.

“Collateral Access Agreement” (a) in the case of the U.S. Co-Borrowers and any Loan Party organized under applicable law of any state of the United States, has the meaning assigned to such term in the applicable U.S. Security Agreement, (b) in the case of the Canadian Co-Borrowers and any Loan Party organized under applicable law of any province of Canada, has the meaning assigned to such term in the applicable Canadian Security Agreement, (c) in the case of the UK Co-Borrowers and any Loan Party organized under applicable law of England and Wales, has the meaning assigned to such term in the applicable UK Security Agreement, and (d) in the case of the Dutch Co-Borrowers and any Loan Party organized under applicable law of the Netherlands, has the meaning assigned to such term in the applicable Dutch Security Agreement.

“Collateral Agent” means the Administrative Collateral Agent. Notwithstanding anything to the contrary contained herein or in any other Loan Document, any reference to a Collateral Agent in this Agreement or in any other Loan Document shall be a reference to the Administrative Collateral Agent.

“Collateral Documents” means, collectively, each Security Agreement, the Mortgages, each Applicable Intercreditor Agreement, and any other documents granting or purporting to grant a Lien upon all or any portion of the Collateral as security for payment of the Secured Obligations.

“Collection Account” (a) with respect to the U.S. Co-Borrowers and any Loan Party organized under applicable laws of the United States, any state thereof or the District of Columbia, has the meaning assigned to such term in the applicable U.S. Security Agreement, (b) with respect to the Canadian Co-Borrowers and any Loan Party organized under applicable laws of Canada or any province thereof, has the meaning assigned to such term in the applicable Canadian Security Agreement, (c) with respect to the UK Co-Borrowers and any Loan Party organized under applicable law of England and Wales, has the meaning assigned to such term in the applicable UK Security Agreement, and (d) with respect to the Dutch Co-Borrowers and any Loan Party organized under the laws of the Netherlands, has the meaning assigned to such term in the applicable Dutch Security Agreement.

“Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit, Overadvances, Protective Advances and Swingline Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to (a) Section 2.09 and (b) assignments by or to such Lender pursuant to Section 9.04. The amount of each Lender’s Commitment as of the Restatement Effective Date is set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable. The aggregate amount of the Lenders’ Commitments as of the Restatement Effective Date is $250,000,000.

“Commitment Schedule” means the Schedule attached to this Agreement identified as such.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Confidential Disclosure Letter” means the letter from the Borrower Representative to the Administrative Agent, the Issuing Banks, the Swingline Lenders and the other Lenders delivered on the Restatement Effective Date.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Funded Indebtedness” means, as of any date of determination, without duplication, all Indebtedness of the Borrowers and the Restricted Subsidiaries on a consolidated basis as of such date, excluding (a) Indebtedness described in clauses (d), (e), (k), (l) and (n) of the definition thereof, (b) Indebtedness under undrawn letters of credit, and (c) Guarantees of Indebtedness described in clause (a) or (b) above; provided that the outstanding Indebtedness attributable to any non-wholly owned Restricted Subsidiary shall be included in Consolidated Funded Indebtedness in proportion to the percentage of Equity Interests in such non-wholly owned Restricted Subsidiary owned by the Company and its direct or indirect wholly-owned Restricted Subsidiaries.

“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date minus an amount equal to unrestricted cash and Permitted Investments of the Loan Parties determined on a consolidated basis in accordance with GAAP and that would not appear (or would not be required to appear) as “restricted” on the consolidated balance sheet of the Company (unless such appearance results from Permitted Liens in favor of the Administrative Agent), to the extent the use thereof to the payment of Indebtedness is not prohibited by law to (b) EBITDA for the most recently ended Test Period, all calculated on a Pro Forma Basis.

“Consolidated Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date that is secured by a Lien on assets of the Company and its Subsidiaries minus an amount equal to unrestricted cash and Permitted Investments of the Loan Parties determined on a consolidated basis in accordance with GAAP and that would not appear (or would not be required to appear) as “restricted” on the consolidated balance sheet of the Company (unless such appearance results from Permitted Liens in favor of the Administrative Agent), to the extent the use thereof to the payment of Indebtedness is not prohibited by law to (b) EBITDA for the most recently ended Test Period, all calculated on a Pro Forma Basis.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Corresponding Liabilities” means the Secured Obligations of a Loan Party, but excluding its Parallel Liability.

“Cott Holdings” has the meaning assigned to such term in the preamble hereto.

“CRA” means Canada Revenue Agency.

“Credit Exposure” means, as to any Lender at any time, such Lender’s Revolving Exposure at such time.

“Customary Mandatory Prepayment Terms” means, in respect of any Indebtedness, terms requiring any obligor in respect of such Indebtedness to pay, prepay, purchase, repurchase, redeem, retire, cancel or terminate (or make an offer for any of the foregoing) such Indebtedness (a) in the event of a “change in control” (or similar event), (b) in the event of an “asset sale” (or similar event, including condemnation or casualty); provided that such terms in respect of mandatory payment, prepayment, purchase, repurchase, redemption, retirement, cancellation or termination (or offer for any of the foregoing) may provide that it can be avoided pursuant to customary reinvestment rights, and (c) in the case of any Indebtedness that constitutes a term loan, on account of annual “excess cash flow” on terms approved by the Administrative Agent. A Financial Officer of the Borrower Representative may provide a certificate to the effect that the terms of any reinvestment rights or other means of avoiding the applicable payment, prepayment, purchase, repurchase, redemption, retirement, cancellation or termination referred to in clause (b) above are customary, and such determination shall be conclusive unless the Administrative Agent shall have objected to such determination within five Business Days following its receipt of such certificate and the draft documentation governing such Indebtedness.

“Customer List” means a customer list for each Borrowing Base Contributor, which list shall be in form and substance satisfactory to the Administrative Agent and shall be certified as true and correct by a Financial Officer of the Borrower Representative.

“Decantae” means Decantae Mineral Water Limited, a company organized under the laws of England and Wales.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulting Lender” means any Lender, as determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit or Swingline Loans within three Business Days of the date required to be funded by it hereunder, unless the conditions to such Loans or participations in Letters of Credit or Swingline Loans are the subject of a good faith dispute, (b) notified the Company, the Administrative Agent, any Issuing Bank, any Swingline Lender or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or, except in any case where there is a bona fide dispute as to whether such Lender has an enforceable funding obligation, under other agreements in which it commits to extend credit, (c) failed, within three

Business Days after written request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; or (f) becomes the subject to a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.

“Deposit Account Control Agreement” has the meaning assigned to such term in the applicable U.S. Security Agreement or the applicable Canadian Security Agreement, as applicable.

“Designated Persons” means any Person listed on a Sanctions List.

“Disbursement Agent” means (a) in the case of European Revolving Loans denominated in Euros or Sterling, European Swingline Loans, European Overadvances, European Protective Advances, repayment of European Revolving Loans denominated in Euros or Sterling, repayment of European Swingline Loans, repayment of European Overadvances, the repayment of European Protective Advances, the issuance of any Letter of Credit by the European Issuing Bank, determination of interest rates, fees and costs pursuant to Sections 2.12 through 2.17 to the extent relating to European Revolving Loans, European Overadvances, European Protective Advances or European Letters of Credit, JPMorgan Chase Bank, N.A., London Branch, (b) in the case of Canadian Revolving Loans, Canadian Swingline Loans, Canadian Overadvances, Canadian Protective Advances, repayment of Canadian Revolving Loans, repayment of Canadian Swingline Loans, repayment of Canadian Overadvances, repayment of Canadian Protective Advances, the issuance of any Letter of Credit by the Canadian Issuing Bank, determination of interest rates, fees and costs pursuant to Sections 2.12 through 2.17 to the extent relating to Canadian Revolving Loans, Canadian Overadvances, Canadian Protective Advances or Canadian Letters of Credit, JPMorgan Chase Bank, N.A., Toronto Branch, and (c) otherwise, the Administrative Agent.

“Disclosed Matters” means the actions, suits, proceedings and the environmental matters, and any notices in connection with any of the foregoing, set forth in the Confidential Disclosure Letter.

“Disqualified Equity Interests” means all Equity Interests which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures or is mandatorily redeemable other than solely for Qualified Equity Interests, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the latest Maturity Date, (b) is convertible into or exchangeable for (i) debt securities or (ii) any Equity Interests referred to in (a) above, in each case at any time on or prior to the date that is 91 days after the latest Maturity Date, or (c) contains any repurchase obligation which may come into effect prior to payment in full of all Obligations, except, in the case of each of the foregoing, as a result of a change of control or asset sale, so long as the rights of the holders thereof upon the occurrence of such a change of control or asset sale event are subject to the prior payment in full of all Secured Obligations and the termination of the Commitments.

“Document” has the meaning assigned to such term in the applicable U.S. Security Agreement.

“Dollar Equivalent” of any amount means, at the time of determination thereof, (a) if such amount is expressed in dollars, such amount and (b) if such amount is expressed in Canadian Dollars, Euros, Sterling or any other currency, the amount of dollars that would be required to purchase the amount of such currency based upon the Spot Selling Rate as of such date of determination.

“dollars” or “$” refers to the lawful currency of the United States of America.

“DS Holdings” means DS Services Holdings, Inc., a Delaware corporation.

“DS Services” has the meaning assigned to such term in the preamble hereto.

“Dutch Co-Borrowers” means (a) on and after the date that it has satisfied the requirements set forth in Section 5.13, Eden Netherlands and (b) each Subsidiary of the Company organized under the laws of the Netherlands that becomes a Borrower in accordance with Section 5.13(e).

“Dutch Group” means any Subsidiary of any Loan Party incorporated under the laws of the Netherlands.

“Dutch Security Agreement” means that certain security agreement, dated as of December 16, 2016, between Eden Netherlands and the Administrative Collateral Agent, for the benefit of the Administrative Collateral Agent and the Lenders, as amended, restated, supplemented or otherwise modified from time to time, and any other deed, pledge or security agreement or other similar document governed by the laws of the Netherlands and entered into by any Loan Party (or Restricted Subsidiary that becomes a Loan Party) on, prior to, or after the Restatement Effective date, as required by this Agreement or any other Loan Document for the purpose of creating a Lien on the property of any such Person that is (a) incorporated in the Netherlands or (b) has property located in the Netherlands, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time.

“EBITDA” means, for any period, Net Income for such period plus, without duplication of amounts otherwise included in Net Income for such period, cash received from Decantae during such period plus (a) without duplication and to the extent deducted in determining Net Income for such period, the sum of:

(i) Interest Expense for such period (net of interest income for such period and excluding Interest Income recorded by Decantae for such period),

(ii) income tax expense for such period (excluding income tax expense recorded by Decantae for such period),

(iii) all amounts attributable to depreciation and amortization expense for such period (excluding amounts attributable to depreciation and amortization expense recorded by Decantae for such period),

(iv) any one time or extraordinary non-cash charges for such period (excluding any non-cash charge that relates to the write-down or write-off of inventory and any one time or extraordinary non-cash charges recorded by Decantae for such period),

(v) any other non-cash charges for such period (excluding any non-cash charge that relates to the write-down or write-off of inventory and any non-cash charges recorded by Decantae for such period),

(vi) non-cash stock compensation expenses for such period (excluding any non-cash stock compensation expenses recorded by Decantae for such period),

(vii) any non-capitalized fees and expenses (including legal, accounting and financing costs) expensed in such period in connection with the Transactions in an aggregate amount during the term of this Agreement not to exceed $2,000,000,

(viii) any purchase price premiums above par or any call premiums incurred in connection with the purchase or redemption by the Company of the 2014 Notes, the Water Secured Notes, the 2016 Notes, the 2017 Notes, any Replacement Notes, any Additional Senior Secured Indebtedness Document, any Additional Unsecured Indebtedness Document, or any Junior Secured Indebtedness Document for such period,

(ix) any non-capitalized fees and expenses (including legal, accounting and financing costs) expensed in such period in connection with the negotiation and closing of the 2017 Notes Documents in an aggregate amount during the term of this Agreement not to exceed $2,000,000,

(x) any non-capitalized fees and expenses (including legal, accounting and financing costs) incurred for such period in connection with the negotiation and closing of the Refresco Transaction in an aggregate amount during the term of this Agreement not to exceed $30,000,000,

(xi) any non-capitalized fees and expenses (including legal, accounting and financing costs) expensed in such period in connection with the negotiation and closing of any financing pursuant to any Additional Senior Secured Indebtedness Document, any Additional Unsecured Indebtedness Document, or any Junior Secured Indebtedness Document in an aggregate amount during the term of this Agreement not to exceed $2,000,000 for each such financing; and

(xii) the amount of any non-recurring restructuring charge, reserve, integration cost, or other business optimization expense or cost (including one-time charges directly related to implementation of cost-savings initiatives), that is deducted (and not added back) in such period in computing Net Income including, without limitation, those one-time charges related to severance, retention, signing bonuses and relocation, in an amount during the term of this Agreement not to exceed $20,000,000 in the aggregate for all such transactions during any four consecutive fiscal quarters;

minus (b) without duplication and to the extent included in Net Income,

(i) any cash payments made during such period in respect of non-cash charges described in clauses (a)(iv) and (a)(v) taken in a prior period (excluding such cash payments recorded by Decantae for such period) and

(ii) any extraordinary gains and any non-cash items of income for such period (excluding extraordinary gains and non-cash items recorded by Decantae for such period), all calculated for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP.

EBITDA for any Test Period shall be calculated on a Pro Forma Basis to give effect to any Permitted Acquisition, and the sale, transfer, lease or other disposal of any asset (other than dispositions in the ordinary course of business) consummated at any time on or after the first day of the Test Period as if each such Permitted Acquisition had been consummated on the first day of such test period and as if such sale, transfer, lease or other disposition had been consummated on the day prior to the first day of such test period.

“ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC.

“Eden Acquisition” means the acquisition of the sole issued and outstanding share of Hydra Dutch Holdings 1 B.V. by Carbon Acquisition Co B.V. pursuant to, and on the terms and conditions set forth in, the Eden Purchase Agreement.

“Eden Group” means the collective reference to Eden Luxco and its Subsidiaries on the Restatement Effective Date (and such other Subsidiaries of any member of the Eden Group created after the Restatement Effective Date permitted hereunder).

“Eden Luxco” means Carbon Luxembourg S.àr.l. a société à responsabilité limitée incorporated and existing under the laws of Luxembourg, and a direct, wholly-owned subsidiary of the Company.

“Eden Netherlands” has the meaning assigned to such term in the preamble hereto.

“Eden Purchase Agreement” means that certain Share Purchase Agreement dated June 7, 2016, among Hydra Luxembourg Holdings S.àr.l., Carbon Acquisition Co B.V. and the Company, including all annexes, exhibits and schedules thereto, as the same may be amended, waived, supplemented or modified in conformity with the terms of this Agreement.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Accounts” means, at any time, the Accounts of a Borrowing Base Contributor which the Collateral Agent determines in its Permitted Discretion are eligible as the basis for the extension of Revolving Loans, Swingline Loans and the issuance of Letters of Credit hereunder. Without limiting the Collateral Agent’s discretion provided herein, Eligible Accounts shall not include any Account:

(a) which is not subject to a first priority perfected security interest in favor of the Administrative Agent, the Administrative Collateral Agent or the UK Security Trustee, as applicable, subject only to Liens permitted by clause (b) below;

(b) which is subject to any Lien other than (i) a Lien in favor of the Administrative Agent, the Administrative Collateral Agent or the UK Security Trustee, as applicable, (ii) a Permitted Encumbrance which does not have priority over the Lien in favor of the Administrative Agent, the Administrative Collateral Agent or the UK Security Trustee, as applicable, (iii) Prior Claims that are unregistered and that secure amounts that are not yet due and payable, (iv) a Lien (1) securing Junior Secured Indebtedness, or (2) securing Additional Senior Secured Indebtedness, in the case of clauses (1) through (2), that is at all times (x) junior in priority to the Lien in favor of the Administrative Agent, the Administrative Collateral Agent or the UK Security Trustee, as applicable and (y) subject to one or more of Applicable Intercreditor Agreements;

(c) with respect to which the scheduled due date is more than 60 days after the original invoice date, which is unpaid more than 90 days after the date of the original invoice therefor or more than 60 days after the original due date, or which has been written off the books of any Borrowing Base Contributor or otherwise designated as uncollectible;

(d) which is owing by an Account Debtor for which more than 50% of the Accounts owing from such Account Debtor and its Affiliates are ineligible under clause (c) above;

(e) which is owing by an Account Debtor to the extent the aggregate amount of Accounts owing from such Account Debtor and its Affiliates to all Borrowing Base Contributors exceeds 20% of the aggregate amount of Eligible Accounts of all Borrowing Base Contributors;

(f) with respect to which any covenant, representation, or warranty contained in this Agreement or in any applicable Security Agreement has been breached or is not true;

(g) which (i) does not arise from the sale of goods or performance of services in the ordinary course of business, (ii) is not evidenced by an invoice or other documentation reasonably satisfactory to the Collateral Agent which has been sent to the Account Debtor, (iii) represents a progress billing, (iv) is contingent upon a Borrowing Base Contributor’s completion of any further performance, (v) represents a sale on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment, cash-on-delivery or any other repurchase or return basis, except for Specified Contract Receivables that have been reviewed and approved in writing in advance by the Administrative Agent (which approval may be rescinded at any time in the sole discretion of the Administrative Agent), without giving effect to any amendments thereto without the prior consent of the Administrative Agent or (vi) relates to payments of interest;

(h) for which the goods giving rise to such Account have not been shipped to the Account Debtor or for which the services giving rise to such Account have not been performed by such Borrowing Base Contributor or if such Account was invoiced more than once (other than invoices for amounts not in excess of $3,000,000 at any one time that have been reissued promptly after the date of the original invoice to correct billing errors, in which case the original invoice date (as opposed to the date of the re-issued invoice) shall control for purposes of clause (c) above);

(i) with respect to which any check or other instrument of payment has been returned uncollected for any reason;

(j) which is owed by an Account Debtor which (i) has applied for or been the subject of a petition or application for, suffered, or consented to the appointment of any receiver, custodian, trustee, administrator, liquidator or similar official for such Account Debtor or its assets, (ii) has had possession of all or a material part of its property taken by any receiver, custodian, trustee, administrator or liquidator, (iii) filed, or had filed against it, under any Insolvency Laws, any assignment, application, request or petition for liquidation, reorganization, administration, compromise, arrangement, adjustment of debts, stay of proceedings, adjudication as bankrupt, winding-up, or voluntary or involuntary case or proceeding, (iv) has admitted in writing its inability, or is generally unable to, pay its debts as they become due, (v) become insolvent, or (vi) ceased operation of its business; provided, that notwithstanding the foregoing provisions of the this clause (j), the Collateral Agent may, in its Permitted Discretion, include as Eligible Accounts (x) Accounts that are post-petition accounts payable of an Account Debtor that is a debtor-in-possession under the Bankruptcy Code and (y) Accounts owing by an Account Debtor that has been reorganized or restructured following one of the events described in this clause (j) and has a credit quality satisfactory to the Collateral Agent;

(k) which is owed by any Account Debtor which has sold all or substantially all of its assets;

(l) (i) with respect to Accounts of any Borrowing Base Contributor organized under the laws of any State of the United States, the District of Columbia or Canada, any Account which is owed by an Account Debtor which (x) does not maintain its chief executive office (or its domicile, for the purposes of the Quebec Civil Code) in the United States or Canada unless the Collateral Agent has determined that such Account Debtor has substantial assets and operations in the United States or Canada and is subject to suit in the United States or Canada or (y) is not organized under applicable law of the United States, any state of the United States, Canada, or any province of Canada unless, in either case, such Account is backed by a letter of credit acceptable to the Administrative Agent which is in the possession of, and is directly drawable by, the Administrative Collateral Agent and (ii) with respect to Accounts of any Borrowing Base Contributor organized under the laws of England and Wales or the Netherlands, any Account which is owed by an Account Debtor which (x) does not maintain its chief executive office (or its domicile, for the purposes of the Quebec Civil Code) in the United States, Canada or an Eligible European Jurisdiction unless the Collateral Agent has determined that such Account Debtor has substantial assets and operations in the United States, Canada or an Eligible European Jurisdiction and is subject to suit in the United States, Canada or an Eligible European Jurisdiction or (y) is not organized under applicable law of the United States, any state of the United States, Canada, any province of Canada or an Eligible European Jurisdiction unless, in either case, such Account is backed by a letter of credit acceptable to the Administrative Agent which is in the possession of, and is directly drawable by, the Administrative Collateral Agent;

(m) which is owed in any currency other than U.S. dollars, Canadian Dollars, Euros or Sterling;

(n) which is owed by (i) the government (or any department, agency, public corporation, or instrumentality thereof) of any country other than the U.S. or Canada unless such Account is backed by a letter of credit acceptable to the Administrative Agent which is in the possession of the Administrative Collateral Agent, or (ii) the government of Canada or the U.S., or any department, agency, public corporation, or instrumentality thereof, unless the Financial Administration Act (Canada), as amended, or the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. § 3727 et seq. and 41 U.S.C. § 15 et seq.), as applicable, and any other steps necessary to perfect the Lien of the Administrative Collateral Agent or the UK Security Trustee, as applicable, in such Account have been complied with to the satisfaction of the Administrative Agent or the UK Security Trustee, as applicable;

(o) which is owed by any Affiliate, employee, officer, director, agent or stockholder of any Loan Party;

(p) which is owed by an Account Debtor or any Affiliate of such Account Debtor to which any Loan Party is indebted, but only to the extent of such indebtedness or is subject to any security, deposit, progress payment, retainage or other similar advance made by or for the benefit of an Account Debtor, in each case to the extent thereof;

(q) which is subject to any counterclaim, deduction, defense, setoff or dispute but only to the extent of any such counterclaim, deduction, defense, setoff or dispute;

(r) which is evidenced by any promissory note, chattel paper, or instrument;

(s) which is owed by an Account Debtor located in any jurisdiction which requires filing of a “Notice of Business Activities Report” or other similar report in order to permit such Borrowing Base Contributor to seek judicial enforcement in such jurisdiction of payment of such Account, unless such Borrowing Base Contributor has filed such report or qualified to do business in such jurisdiction;

(t) with respect to which such Borrowing Base Contributor has made any agreement with the Account Debtor for any reduction thereof, other than discounts and adjustments given in the ordinary course of business, or any Account which was partially paid and such Borrowing Base Contributor created a new receivable for the unpaid portion of such Account;

(u) which does not comply in all material respects with the requirements of all applicable laws and regulations, whether federal, provincial, territorial, state or local, including without limitation the Federal Consumer Credit Protection Act, the Federal Truth in Lending Act and Regulation Z of the Board;

(v) which is for goods that have been sold under a purchase order or pursuant to the terms of a contract or other agreement or understanding (written or oral) that indicates or purports that any Person other than such Borrowing Base Contributor has or has had an ownership interest in such goods, or which indicates any party other than such Borrowing Base Contributor as payee or remittance party;

(w) which was created on cash on delivery terms;

(x) which is subject to any limitation on assignments or pledges (whether arising by operation of law, by contractual agreement or otherwise), unless the Collateral Agent has determined that such limitation is not enforceable;

(y) which is governed by the laws of any jurisdiction other than the United States, any state thereof or the District of Columbia, Canada or any province thereof, the Netherlands, or England and Wales;

(z) in respect of which the Account Debtor is a consumer within applicable consumer protection laws or such Account arises under a contract which is subject to consumer protection laws;

(aa) which arose from the sale of Inventory which did not comply with the rules or regulations of the United States Food and Drug Administration or any similar regulatory body located in the jurisdiction in which such Inventory was sold or in which the Account Debtor is located; or which Inventory is the subject of a recall;

(bb) solely in the case of a Borrowing Base Contributor organized under the laws of the Netherlands, which cannot be easily segregated and identified for ownership purposes and for purposes of the Dutch Security Agreements;

(cc) which, alone, or together with the agreement from which it arises, contravenes in any material respect any applicable Requirements of Law, including the Dutch 1977 Sanctions Act (Sanctiewet 1977) and the rules and regulations promulgated pursuant thereto, European Union sanctions laws, rules and regulations, AML/Anti-Terrorism Laws, Anti-Corruption Laws and applicable Sanctions, or that is the obligation of an Account Debtor that is subject to any Sanctions or is a Designated Person unless such arrangement is permitted under such laws, rules and regulations and not in violation of Sanctions;

(dd) which is owing from an Account Debtor of such Borrowing Base Contributor, any Account of which is subject to a factoring, supply chain financing or similar arrangement to which such Borrowing Base Contributor is a party or subject to a Lien permitted under the first proviso to Section 6.02(e).

(ee) which the Collateral Agent determines, in its Permitted Discretion, may not be paid by reason of the Account Debtor’s inability to pay or which the Collateral Agent otherwise determines, in its Permitted Discretion, is unacceptable for any reason whatsoever.

In the event that an Account of any Borrowing Base Contributor which was previously an Eligible Account ceases to be an Eligible Account hereunder, such Borrowing Base Contributor or the Borrower Representative shall notify the Collateral Agent thereof on and at the time of submission to the Collateral Agent of the next Aggregate Borrowing Base Certificate and the Borrowing Base Certificate of such Borrowing Base Contributor. In determining the amount of an Eligible Account, the face amount of an Account may, in the Collateral Agent’s Permitted Discretion, be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that such Borrowing Base Contributor may be obligated to rebate to an Account Debtor pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by such Borrowing Base Contributor to reduce the amount of such Account.

“Eligible Equipment” means, prior to the PP&E Release Trigger Date, (i) the equipment owned by an Original M&E Contributor described on Schedule 1.01(e) to the Confidential Disclosure Letter and (ii) other equipment owned by an Original M&E Contributor satisfactory to the Collateral Agent for inclusion in the Borrowing Base; provided that the Original M&E Contributors (other than a member of the Water Group) have delivered to the Collateral Agent appraisals and other information, documents and instruments requested by the Collateral Agent with respect to such other equipment, in each case meeting each of the following requirements:

(a) such Original M&E Contributor has good title to such equipment;

(b) such Original M&E Contributor has the right to subject such equipment to a Lien in favor of the Administrative Collateral Agent or the UK Security Trustee, as applicable; such equipment is subject to a first priority perfected Lien in favor of the Administrative Collateral Agent or a first fixed equitable charge in favor of the UK Security Trustee, as applicable, and is free and clear of all other Liens of any nature whatsoever (except for (i) Permitted Encumbrances which do not have priority over the Lien in favor of the Administrative Collateral Agent or the UK Security Trustee, as applicable, (ii) Prior Claims that are unregistered and secure amounts that are not yet due and payable and (iii) a Lien (1) securing Junior Secured Indebtedness, or (2) securing Additional Senior Secured Indebtedness, in the case of clauses (1) through (2), that is at all times (x) junior in priority to the Lien in favor of the Administrative Agent, the Administrative Collateral Agent or the UK Security Trustee, as applicable and (y) subject to one or more of Applicable Intercreditor Agreements);

(c) the full purchase price for such equipment has been paid by such Original M&E Contributor;

(d) such equipment is located on premises (i) owned by such Original M&E Contributor, which premises are subject to a first priority perfected Lien in favor of the Administrative Collateral Agent or the UK Security Trustee, as applicable, or (ii) leased by such Original M&E Contributor where (x) the lessor has delivered to the Administrative Collateral Agent or the UK Security Trustee, as applicable, a Collateral Access Agreement or (y) a Reserve for rent, charges, and other amounts due or to become due with respect to such facility has been established by the Collateral Agent in its Permitted Discretion;

(e) such equipment is in good working order and condition (ordinary wear and tear excepted) and is used or held for use by such Original M&E Contributor in the ordinary course of business of such Original M&E Contributor and has been included in an appraisal report delivered to the Collateral Agent in form, scope and substance reasonably satisfactory to the Collateral Agent;

(f) such equipment is not subject to any agreement (x) other than the Loan Documents, 2016 Notes Documents, the 2017 Notes Documents, the Replacement Notes Documents, the Additional Senior Secured Indebtedness Documents, the Additional Unsecured Indebtedness Documents, or the Junior Secured Indebtedness Documents, which restricts the ability of such Original M&E Contributor to use, sell, transport or dispose of such equipment or (y) which restricts the Administrative Collateral Agent’s ability to take possession of, sell or otherwise dispose of such equipment;

(g) such equipment either (i) does not constitute “fixtures” under the applicable laws of the jurisdiction in which such equipment is located or (ii) constitutes “fixtures” under the applicable laws of the jurisdiction in which such equipment is located and (x) is located on premises owned by such Original M&E Contributor or (y) is located on premises leased by such Original M&E Contributor where (1) the lessor has delivered to the Administrative Collateral Agent or the UK Security Trustee, as applicable, a collateral access or Lien subordination or waiver agreement in form and substance acceptable to the Administrative Collateral Agent or the UK Security Trustee, as applicable, or (2) a Reserve for rent, charges and other amounts due or to become due with respect to such facility has been established by the Collateral Agent in its Permitted Discretion;

(h) such equipment is not invested in accordance with Section 6.04(o); and

(i) such equipment is not owned by a Sanctioned Person.

“Eligible European Jurisdiction” means each of Austria, Belgium, Denmark, Finland, France, Germany, Ireland, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom; provided that (a) the Administrative Agent may, in its sole discretion, remove one or more of the countries comprising an Eligible European Jurisdiction, (b) the Administrative Agent may, with the consent of all Lenders in their sole discretion, (i) subsequently add one or more of such countries back as an Eligible European Jurisdiction, and (ii) add one or more other countries from time to time that are members of the European Union at such time, and (c) the Administrative Agent may, in its sole discretion, subsequently remove one or more of such other countries comprising an Eligible European Jurisdiction from time to time.

“Eligible Inventory” means, at any time, the Inventory of a Borrowing Base Contributor which the Collateral Agent determines in its Permitted Discretion is eligible as the basis for the extension of Revolving Loans, Swingline Loans and the issuance of Letters of Credit hereunder. Without limiting the Collateral Agent’s discretion provided herein, Eligible Inventory shall not include any Inventory of any Borrowing Base Contributor:

(a) which is not subject to a first priority perfected Lien in favor of the Administrative Collateral Agent or the UK Security Trustee, as applicable, subject only to Liens permitted by clause (b) below;

(b) which is subject to any Lien other than (i) a Lien in favor of the Administrative Collateral Agent or the UK Security Trustee, as applicable, (ii) a Permitted Encumbrance which does not have priority over the Lien in favor of the Administrative Collateral Agent or the UK Security Trustee, as applicable, (iii) a Prior Claim that is unregistered and secures amounts that are not yet due and payable and (iv) a Lien (1) securing Junior Secured Indebtedness, or (2) securing Additional Senior Secured Indebtedness, in the case of clauses (1) through (2), that is at all times (x) junior in priority to the Lien in favor of the Administrative Agent, the Administrative Collateral Agent or the UK Security Trustee, as applicable and (y) subject to one or more of Applicable Intercreditor Agreements;

(c) which is, in the Collateral Agent’s reasonable opinion, slow moving, obsolete, unmerchantable, defective, used, unfit for sale, not salable at prices approximating at least the cost of such Inventory in the ordinary course of business or unacceptable due to age, type, category, quantity, and/or failure to meet applicable customer specifications or acceptance procedures; or which does not comply with the rules or regulations of the United States Food and Drug Administration or any similar regulatory body located in the jurisdiction in which such Inventory is held for sale; or which is the subject of a recall;

(d) with respect to which any covenant, representation, or warranty contained in this Agreement or any applicable Security Agreement has been breached or is not true and which does not conform to all standards imposed by any Governmental Authority;

(e) in which any Person other than such Borrowing Base Contributor shall (i) have any direct or indirect ownership, interest or title to such Inventory or (ii) be indicated on any purchase order or invoice with respect to such Inventory as having or purporting to have an interest therein;

(f) which is not finished goods or which constitutes work-in-process, raw materials (other than raw materials reasonably acceptable to the Collateral Agent and supported as saleable by an appraisal reasonably acceptable to the Collateral Agent), spare or replacement parts, subassemblies, packaging and shipping material (other than packaging and shipping material reasonably acceptable to the Collateral Agent and supported as saleable by an appraisal reasonably acceptable to the Collateral Agent), manufacturing supplies, samples, prototypes, displays or display items, bill-and-hold goods, goods that are returned or marked for return, repossessed goods, defective or damaged goods, goods held on consignment, or goods which are not of a type held for sale in the ordinary course of business; provided that tea leaves and green coffee beans shall not be considered raw materials or work-in-process for purposes of this clause (f);

(g) which is not located in the United States, Canada or England and Wales or which is in transit with a common carrier from a vendor or supplier;

(h) subject to Section 5.18, which is located in any location leased by such Borrowing Base Contributor unless (i) the lessor has delivered to the Administrative Agent or the Administrative Collateral Agent a Collateral Access Agreement or (ii) a Reserve for rent, charges, and other amounts due or to become due with respect to such facility has been established by the Collateral Agent in its Permitted Discretion;

(i) which is located at an owned location subject to a mortgage in favor of a Person other than the Administrative Collateral Agent, unless the mortgagee has delivered a Collateral Access Agreement or other mortgagee agreement in form and substance satisfactory to the Administrative Agent (and the terms of any such Collateral Access Agreement may be included in an Applicable Intercreditor Agreement, in which case such Applicable Intercreditor Agreement shall satisfy the requirements of this clause (i));

(j) subject to Section 5.18, which is located in any third party warehouse or is in the possession of a bailee (other than a third party processor) and is not evidenced by a Document, unless (i) such warehouseman or bailee has delivered to the Administrative Agent or the Administrative Collateral Agent a Collateral Access Agreement and such other documentation as the Administrative Agent may require or (ii) an appropriate Reserve has been established by the Collateral Agent in its Permitted Discretion;

(k) which is in transit to or from any third party location or outside processor;

(l) which is a discontinued product or component thereof;

(m) which is the subject of a consignment by such Borrowing Base Contributor as consignor;

(n) which is beyond the “best if used by” date for such Inventory or is otherwise unacceptable to such Borrowing Base Contributor’s customers;

(o) which contains, bears or is subject to any intellectual property rights licensed to such Borrowing Base Contributor unless the Collateral Agent is satisfied, after reviewing the licensing arrangements that it may sell or otherwise dispose of such Inventory without (i) the consent of the licensor, (ii) infringing the rights of such licensor, (iii) violating any contract with such licensor, and (iv) incurring any liability with respect to payment of royalties, other than royalties payable to the licensor incurred pursuant to sale of such Inventory under the applicable licensing agreement;

(p) which is not reflected in a current perpetual inventory report (or such other report or listing acceptable to the Administrative Collateral Agent) of such Borrowing Base Contributor;

(q) for which reclamation rights have been asserted by the seller;

(r) which is subject to any enforceable retention of title arrangement;

(s) which has been acquired from a Sanctioned Person in violation of Sanctions;

(t) which has not been appraised in accordance with the definition of Borrowing Base Guarantor and the requirements set forth in Section 5.11 and Section 5.13, in each case to the extent required by the terms of such definition or such Section; or

(u) which the Administrative Collateral Agent otherwise determines, in its Permitted Discretion, is unacceptable for any reason whatsoever.

In the event that Inventory of any Borrowing Base Contributor which was previously Eligible Inventory ceases to be Eligible Inventory hereunder, such Borrowing Base Contributor or the Borrower Representative shall notify the Administrative Agent thereof on and at the time of submission to the Administrative Agent of the next Aggregate Borrowing Base Certificate and the Borrowing Base Certificate of such Borrowing Base Contributor.

“Eligible Real Property” means, collectively, the Eligible Real Property (2018) and the Eligible Real Property (Existing).

“Eligible Real Property (2018)” means, on and after the Additional Real Property Trigger Date, each parcel of real property listed on Schedule 1.01(a)(2), solely to the extent that the requirements set forth in clause 2 of Schedule 5.18 have been satisfied with respect to such parcel of real property, and so long as such real property: (i) is owned by an Original RP Contributor and subject to a first priority perfected Lien in favor of the Administrative Collateral Agent or the UK Security Trustee, as applicable, subject only to Liens permitted by clause (ii) below, and (ii) is not subject to any Lien other than (w) a Lien in favor of the Administrative Collateral Agent or the UK Security Trustee, as applicable, (x) a Permitted Encumbrance which does not have priority over the Lien in favor of the Administrative Collateral Agent or the UK Security Trustee, as applicable, (y) a Prior Claim that is unregistered and secures amounts that are not yet due and payable and (z) a Lien (1) securing Junior Secured Indebtedness, or (2) securing Additional Senior Secured Indebtedness, in the case of clauses (1) through (2), that is at all times (A) junior in priority to the Lien in favor of the Administrative Collateral Agent or the UK Security Trustee, as applicable and (B) subject to one or more of Applicable Intercreditor Agreements; provided, that, notwithstanding the foregoing, any real property that is collateral for PP&E Priority Indebtedness shall cease to be Eligible Real Property (2018) on the PP&E Release Trigger Date for such PP&E Priority Indebtedness.

“Eligible Real Property (Existing)” means, on and after the PP&E Refresh Date, the real property listed on Schedule 1.01(a)(1), so long as such real property: (i) is owned by an Original RP Contributor and subject to a first priority perfected Lien in favor of the Administrative Collateral Agent or the UK Security Trustee, as applicable, subject only to Liens permitted by clause (ii) below, and (ii) is not subject to any Lien other than (w) a Lien in favor of the

Administrative Collateral Agent or the UK Security Trustee, as applicable, (x) a Permitted Encumbrance which does not have priority over the Lien in favor of the Administrative Collateral Agent or the UK Security Trustee, as applicable, (y) a Prior Claim that is unregistered and secures amounts that are not yet due and payable and (z) a Lien (1) securing Junior Secured Indebtedness, or (2) securing Additional Senior Secured Indebtedness, in the case of clauses (1) through (2), that is at all times (A) junior in priority to the Lien in favor of the Administrative Collateral Agent or the UK Security Trustee, as applicable and (B) subject to one or more of Applicable Intercreditor Agreements; provided, that, notwithstanding the foregoing, any real property that is collateral for PP&E Priority Indebtedness shall cease to be Eligible Real Property (Existing) on the PP&E Release Trigger Date for such PP&E Priority Indebtedness.

“EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders-in-council, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority having jurisdiction, relating in any way to the environment, preservation or reclamation of natural resources, the management, presence, release or threatened release of any Hazardous Material or to health and safety matters.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Restricted Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) the presence of or exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with a Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) a Plan that is “at risk” within the meaning of Title IV of ERISA or the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any Borrower or any ERISA Affiliate from the PBGC or a Plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan pursuant to Section 4042 of ERISA; (f) the incurrence by any Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by any Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA or is in endangered or critical status within the meaning of Section 305 of ERISA.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Euro” or “ €” refers to the single currency of the Participating Member States.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“European Issuing Bank” means JPMorgan Chase Bank, N.A., London Branch, in its capacity of the issuer of Letters of Credit for the account of any UK Co-Borrower or Dutch Co-Borrower hereunder, and its successors in such capacity as provided in Section 2.06(i). The European Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the European Issuing Bank, in which case the term “European Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“European Letter of Credit Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit issued by the European Issuing Bank at such time for the account of a UK Co-Borrower or a Dutch Co-Borrower plus (b) the aggregate amount of all LC Disbursements of the European Issuing Bank that have not yet been reimbursed by or on behalf of a UK Co-Borrower or a Dutch Co-Borrower at such time. The European Letter of Credit Exposure of any Lender at any time shall be its Applicable Percentage of the total European Letter of Credit Exposure at such time.

“European Overadvance” means an Overadvance made to or for the account of a UK Co-Borrower or a Dutch Co-Borrower.

“European Protective Advance” means a Protective Advance made to or for the account of a UK Co-Borrower or a Dutch Co-Borrower.

“European Revolving Exposure” means, with respect to any Lender at any time, the sum of (a) the outstanding principal amount of such Lender’s European Revolving Loans and its European Letter of Credit Exposure and an amount equal to its Applicable Percentage of the aggregate principal amount of European Swingline Loans outstanding at such time, plus (b) an amount equal to its Applicable Percentage of the aggregate principal amount of European Protective Advances outstanding at such time, plus (c) an amount equal to its Applicable Percentage of the aggregate principal amount of European Overadvances outstanding at such time.

“European Revolving Loan” means a Revolving Loan made to a UK Co-Borrower or a Dutch Co-Borrower.

“European Sublimit” means $35,000,000.

“European Swingline Lender” means JPMorgan Chase Bank, N.A., London Branch, in its capacity as lender of European Swingline Loans hereunder.

“European Swingline Loan” has the meaning assigned to such term in Section 2.05(a)(iii).

“Event of Default” has the meaning assigned to such term in Article VII.

“Excluded Subsidiary” means the collective reference to (i) the Restricted Subsidiaries listed on Schedule 1.01(c), (ii) any Restricted Subsidiary created or acquired on or after the Restatement Effective Date that is designated by the Borrower Representative as an “Excluded Subsidiary” by notice to the Administrative Agent (accompanied by the certification contemplated below) within thirty days after the acquisition or creation thereof by the Company or any of its Restricted Subsidiaries (or, in the case of Restricted Subsidiaries organized under the laws of jurisdictions other than the laws of the United States (or any State thereof), the District of Columbia, Canada (or any province thereof), England and Wales, Luxembourg or the Netherlands, no later than the date on which a Financial Officer of the Company is required to deliver a certificate under Section 5.01(d) for any fiscal period ending at least thirty days after the date on which such Restricted Subsidiary was created or acquired) or, in each case, such longer period as may be agreed to by the Administrative Agent; provided, that no Restricted Subsidiary may at any time constitute an Excluded Subsidiary if:

(i) in the case of designation of any Restricted Subsidiary as an Excluded Subsidiary, immediately before and after such designation, any Specified Default shall have occurred and be continuing;

(ii) such Restricted Subsidiary is or becomes a “Guarantor” (or any other defined term having a similar purpose) under the 2016 Notes Documents, the 2017 Notes Documents, the Replacement Notes Documents, the Additional Senior Secured Indebtedness Documents, the Additional Unsecured Indebtedness Documents, or the Junior Secured Indebtedness Documents, but only until such time as such Restricted Subsidiary is no longer a “Guarantor” under such documents;

(iii) such Restricted Subsidiary owns any Equity Interests of any Loan Party; or

(iv) if a Restricted Subsidiary is being designated as an Excluded Subsidiary hereunder, (A) the sum of (i) the net tangible assets of such Subsidiary as of such date of designation (the “Excluded Subsidiary Designation Date”), as set forth on such Subsidiary’s most recent balance sheet, plus (ii) the aggregate amount of total assets of all Excluded Subsidiaries and Unrestricted Subsidiaries (other than Decantae and the members of the Eden Group that are not Loan Parties) shall not exceed 5.0% of the consolidated total assets of the Company and its Subsidiaries (other than Decantae and the members of the Eden Group that are not Loan Parties) at such date, pro forma for such designation and (B) the sum of (i) the EBITDA contributed by such Subsidiary as of the Excluded Subsidiary Designation Date, plus (ii) the aggregate amount of EBITDA contributed by all Excluded Subsidiaries and Unrestricted Subsidiaries (other than Decantae and the members of the Eden Group that are not Loan Parties) shall not exceed 5.0% of EBITDA for the period of four fiscal quarters of the Company and its Subsidiaries (other than Decantae and the members of the Eden Group that are not Loan Parties) most recently ended for which financial statements have been or are required to have been delivered pursuant to Sections 5.01(a) or 5.01(b), pro forma for such designation.

No Restricted Subsidiary shall constitute an Excluded Subsidiary unless the Borrower Representative shall have delivered to the Administrative Agent a certificate of a Financial Officer certifying that such Restricted Subsidiary satisfies the criteria for an Excluded Subsidiary and sets forth in reasonable detail the computations necessary to determine the satisfaction of such criteria. The Borrowers shall not constitute Excluded Subsidiaries at any time.

“Excluded Swap Obligation” means, with respect to any Loan Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Guarantor of, or the grant by such Loan Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (a) by virtue of such Loan Guarantor’s failure for any reason to constitute an ECP at the time the Guarantee of such Loan Guarantor or the grant of such security interest becomes or would become effective with respect to such Swap Obligation or (b) in the case of a Swap Obligation subject to a clearing requirement pursuant to Section 2(h) of the Commodity Exchange Act (or any successor provision thereto), because such Loan Guarantor is a “financial entity,” as defined in Section 2(h)(7)(C)(i) of the Commodity Exchange Act (or any successor provision thereto), at the time the Guarantee of such Loan Guarantor becomes or would become effective with respect to such related Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Foreign Lender (other than a Foreign Lender that was a Treaty Lender on the date it became a Lender under this Agreement), withholding Taxes imposed on amounts payable, and in the case of a Treaty Lender (including a Foreign Lender that was a Treaty Lender on the date it became a Lender under this Agreement), U.S. Federal and United Kingdom withholding Taxes imposed on amounts payable (excluding, (x) the portion of United Kingdom withholding Taxes with respect to which the applicable Treaty Lender is entitled to claim a reduction under an income tax treaty, and (y) United Kingdom withholding Taxes on payments made by any guarantor under any guarantee of the obligations to the extent such withholding Taxes would not have applied if the payment had been made by the Borrowers rather than such guarantor), to or for the account of such Foreign Lender or Treaty Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Foreign Lender or Treaty Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrowers under Section 2.19(b)) or (ii) such Foreign Lender or Treaty Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Foreign Lender’s or Treaty Lender’s assignor immediately before such Foreign Lender or Treaty Lender acquired the applicable interest in the Loan or Commitment or to such Foreign Lender or Treaty Lender immediately before it changed its lending office; provided that United Kingdom withholding Taxes shall not constitute Excluded Taxes if the Borrowers fail to comply with the terms of Section 2.17(i), (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(h), and (d) any U.S. Federal withholding Taxes imposed under FATCA.

“Existing Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of August 3, 2016, by and among Cott Corporation Corporation Cott, a corporation organized under the laws of Canada, Cott Beverages Inc., a Georgia corporation, Cliffstar LLC, a Delaware limited liability company, Cott Beverages Limited, a company organized under the laws of England and Wales, and DS Services of America, Inc., a Delaware corporation, as Borrowers, the other Loan Parties party thereto, the Lenders (as defined therein) party thereto, JPMorgan Chase Bank, N.A., London Branch, as UK Security Trustee, JPMorgan

Chase Bank, N.A., as Administrative Agent and Administrative Collateral Agent, and each of the other parties party thereto, as amended, restated, supplemented or otherwise modified from time to time prior to the Restatement Effective Date.

“Farm Products” means, with respect to any Borrowing Base Contributor organized under the laws of the United States, any state thereof or the District of Columbia, all of such Borrowing Base Contributor’s now owned or hereafter existing or acquired farm products of every kind and nature, including crops and products of crops, wherever located, including (a) “farm products” (as such term is defined in any Farm Products Law and/or the Uniform Commercial Code in any jurisdiction) and (b) “perishable agricultural commodities” (as such term is defined in any Farm Products Law).

“Farm Products Law” means (a) the Food Security Act of 1985, 7 U.S.C. Section 1631 et seq., (b) the Perishable Agricultural Commodities Act of 1930, 7 U.S.C. Section 499A et seq., (c) Article 20 of the Agriculture and Markets Law of the State of New York or (d) any other federal, state, or local laws from time to time in effect which regulate any matters pertaining to Farm Products, in each case, as the same now exists or may hereafter from time to time be amended, modified, recodified, or supplemented, together with all rules and regulations thereunder.

“Farm Products Notices” means, with respect to any Borrowing Base Contributor organized under the laws of the United States, any state thereof or the District of Columbia, any written notice to such Borrowing Base Contributor pursuant to the applicable provisions of any Farms Products Law from (i) any Farm Products Seller or (ii) any lender to any Farm Products Seller or any other person with a Lien on the assets of any Farm Products Seller or (iii) the secretary of state (or equivalent official), agricultural secretary or commissioner (or equivalent official) or other Governmental Authority of any state, commonwealth or political subdivision thereof in which any Farm Products purchased by any such Borrowing Base Contributor are produced, in any case advising or notifying such Borrowing Base Contributor of the intention of such Farm Products Seller or other Person to preserve or seek the benefits of, or pursue any recovery with respect to, any Lien or trust applicable to any assets of such Borrowing Base Contributor established in favor of such Farm Products Seller or other Person under the provisions of any law or claiming a Lien on any perishable agricultural commodity or any other Farm Products which may be or have been purchased by such Borrowing Base Contributor or any related or other assets of such Borrowing Base Contributor.

“Farm Products Seller” means, individually and collectively, sellers, producers or suppliers of any Farm Products or related services to any of the Borrowing Base Contributors organized under the laws of the United States, any state thereof or the District of Columbia involved in the transaction.

“FATCA” means Sections 1471 through 1474 of the Code, as of the Restatement Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the NYFRB shall set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided that if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Fee Letters” means the collective reference to that certain JPMCB Fee Letter, dated as of the Restatement Effective Date, among JPMCB and the Company, and that certain Lender Fee Letter, dated as of the Restatement Effective Date, among JPMCB and the Company, and any other fee letters that may be entered into from time to time by one or more Borrowers and any Agent.

“Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of a Borrower.

“Fixed Charge Coverage Ratio” means the ratio, determined as of the end of each fiscal quarter of the Company for the most-recently ended four fiscal quarters, of (a) EBITDA minus Unfinanced Capital Expenditures to (b) Fixed Charges, all calculated for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP.

“Fixed Charge Recovery Event” means, with respect to any Fixed Charge Trigger Event at any time (a) no Default or Event of Default shall have been outstanding for a period of 30 consecutive days then ended and (b) Aggregate Availability shall be at least the greater of (i) 10.0% of the Line Cap at such time and (ii) $22,500,000, for a period of 30 consecutive days then ended.

“Fixed Charge Trigger Event” means, as of any day after the Restatement Effective Date, (a) an Event of Default shall have occurred and is continuing and/or (b) for any period of five consecutive Business Days, Aggregate Availability is less than the greater of (i) 10% of the Line Cap at such time and (ii) $22,500,000.

“Fixed Charges” means, with reference to any period, without duplication:

(a) cash Interest Expense, plus

(b) scheduled principal payments on Indebtedness made during such period, plus

(c) expense for income taxes paid in cash (net of any cash refund in respect of income taxes actually received in such period in an amount not to exceed expenses for income taxes paid in cash during such period), plus

(d) the principal component of all Capital Lease Obligation payments, plus the then undrawn face amount of Letters of Credit supporting the obligations of the applicable Loan Party to such lessor that are cancelled as a result of such prepayment), plus

(e) Restricted Payments made in cash (other than Restricted Payments made to any Loan Party and other than Restricted Payments made to the holders of Equity Interests in Decantae), plus

(f) cash contributions to any Plan, any Canadian Pension Plan or any Canadian Benefit Plan in excess of the actual expense, all calculated for the Company and its Subsidiaries on a consolidated basis;

provided that in any period of four consecutive fiscal quarters, the Company may exclude the lesser of (i) $40,000,000 and (ii) the sum of (A) dividends made in such period of four consecutive fiscal quarters pursuant to Section 6.09(a)(iii), plus (B) repurchases or redemptions of capital stock made in such period of four consecutive fiscal quarters pursuant to Section 6.09(a)(iv), from the computation of Fixed Charges.

“Flood Laws” means the National Flood Insurance Act of 1968, Flood Disaster Protection Act of 1973, and related laws, rules and regulations, including any amendments or successor provisions.

“Foreign Lender” means any Lender that, with respect to any Borrower, is organized under the laws of a jurisdiction other than that in which such Borrower is organized, other than a Treaty Lender or other than, in respect of a Loan to any UK Co-Borrower, a UK Qualifying Lender. For the purposes of this definition, (i) the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction and (ii) Canada and each province and territory thereof shall be deemed to constitute a single jurisdiction.

“Funding Accounts” has the meaning assigned to such term in Section 4.01(h).

“GAAP” means generally accepted accounting principles in the United States of America.

“Governmental Authority” means the government of the United States of America, Canada, the United Kingdom, Luxembourg, the Netherlands, any other nation or any political subdivision thereof, whether provincial, territorial, state, municipal or local; the European Central Bank, the Council of Ministers of the European Union or any other supranational body; and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or other obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

“Guaranteed Obligations” has the meaning assigned to such term in Section 10.01.

“Guaranteed Parties” has the meaning assigned to such term in Section 10.01.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, contaminants, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“HMRC DT Treaty Passport scheme” means the Board of H.M. Revenue and Customs Double Taxation Treaty Passport scheme.

“Immaterial Subsidiary” means any Subsidiary that accounts for (i) less than 1% of the consolidated EBITDA of the Company and its Subsidiaries, measured as of any date of determination for the period of four fiscal quarters of the Company and its Subsidiaries most recently ended for which financial statements have been or are required to have been delivered pursuant to Sections 5.01(a) or 5.01(b), as applicable, and (ii) less than 1% of the consolidated total assets of the Company and its Subsidiaries determined as of the last day of such four fiscal quarter period.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits (other than customary deposits in the ordinary course of business) or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (k) obligations under any liquidated earn-out, (l) any other Off-Balance Sheet Liability, and (m) all Disqualified Equity Interests and (n) solely for the purposes of Article VII, net obligations of such Person under any Swap Agreement whether or not designated as being secured under this Agreement or any other Loan Document. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. The amount of any net obligation under any Swap Agreement on any date shall be deemed to be the Swap Termination Value thereof as of such date.

“Insolvency Laws” means each of the Bankruptcy Code, any state, provincial, territorial or federal bankruptcy laws, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Winding-Up and Restructuring Act (Canada), the Insolvency Act 1986 (United Kingdom), the Faillissementswet (Netherlands) ), the Swiss Federal Debt Enforcement and Bankruptcy Act of 11 April 1889 (Switzerland) and Council Regulation 1346/2000/EC on insolvency proceedings (European Union), each as now and hereafter in effect, any successors to such statutes and any other applicable insolvency or other similar law of any jurisdiction, including any corporate law or other law of any jurisdiction permitting a debtor to obtain a stay or a compromise of the claims of its creditors against it and including any rules and regulations pursuant thereto.

“Intellectual Property” means trademarks, service marks, tradenames, copyrights, patents, trade secrets, industrial designs, internet domain names and other intellectual property, including any applications and registrations pertaining thereto and with respect to trademarks, service marks and tradenames, the goodwill of the business symbolized thereby and connected with the use thereof.

“Interest Election Request” means a request by the Borrower Representative to convert or continue a Revolving Borrowing in accordance with Section 2.07.

“Interest Expense” means, with reference to any period, total interest expense (including that attributable to Capital Lease Obligations) of the Company and its Subsidiaries for such period with respect to all outstanding Indebtedness of the Company and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Swap Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP), calculated on a consolidated basis for the Company and its Subsidiaries for such period in accordance with GAAP. Interest Expense shall be calculated on a Pro Forma Basis to give effect to any Indebtedness incurred, assumed or permanently repaid or extinguished during the relevant Test Period in connection with a Permitted Acquisition or the sale, transfer, lease or other disposition of any assets (other than dispositions in the ordinary course of business) as if such incurrence, assumption, prepayment or extinguishment had occurred on the first day of the applicable Test Period. Notwithstanding anything to the contrary in this definition, any purchase price premiums above par or any call premiums incurred in connection with the purchase or redemption by the Company of the 2016 Notes, the 2017 Notes, the Additional Senior Secured Indebtedness Documents, the Additional Unsecured Indebtedness Documents, the Junior Secured Indebtedness Documents, or any Replacement Notes shall not be included in the calculation of Interest Expense.

“Interest Payment Date” means (a) with respect to any ABR Loan, Canadian Prime Loan or Overnight LIBO Loan (other than, in each case, any Swingline Loan), the first day of each calendar month and the Maturity Date and (b) with respect to any Eurodollar Loan or CDOR Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing or CDOR Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period and the Maturity Date.

“Interest Period” means with respect to any Eurodollar Borrowing or CDOR Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower Representative may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interpolated Rate” means, at any time, (a) with respect to any Loan other than a CDOR Rate Loan, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (i) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available) that is shorter than the Impacted Interest Period and (ii) the LIBO Screen Rate for the shortest period (for which the LIBO Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time, and (b) with respect to any CDOR Rate Loan, for any Interest Period, a rate per annum (rounded upward to the next 1/100th of 1%) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between (i) the applicable CDOR Screen Rate for the longest period (for which such CDOR Screen Rate is available) that is shorter than the Interest Period for such CDOR Rate Loan and (ii) the applicable CDOR Screen Rate for the shortest period (for which such CDOR Screen Rate is available) that is longer than the Interest Period for such CDOR Rate Loan, in each case at such time.

“Inventory” (a) in the case of the U.S. Co-Borrowers, any Loan Party organized under applicable laws of the United States, any state thereof or the District of Columbia, the Canadian Co-Borrowers, or any Loan Party organized under applicable laws of Canada or any province thereof, has the meaning assigned to such term in the applicable U.S. Security Agreement and (b) in the case of the UK Co-Borrowers or any Loan Party organized under applicable law of England and Wales, has the meaning assigned to such term in the applicable UK Security Agreement.

“IRS” means the United States Internal Revenue Service.

“Issuing Bank” means the Canadian Issuing Bank, a U.S. Issuing Bank or the European Issuing Bank, as applicable, in each case in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.06(i). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“ITA” means the Income Tax Act (Canada), as amended.

“Joinder Agreement” has the meaning assigned to such term in Section 5.13.

“JPMCB” means JPMorgan Chase Bank, N.A., a national banking association, in its individual capacity, and its successors.

“Junior Lien” means a Lien that is subject to an Applicable Intercreditor Agreement, it being understood that such Lien will be a junior lien with respect to the Liens securing the Secured Obligations, and the holders of Indebtedness (or a trustee, agent or other representative of such holders) secured by such Lien have become a party to such Applicable Intercreditor Agreement either as an original party thereto or through the execution and delivery of joinders thereto.

“Junior Secured Indebtedness” means Indebtedness of a Loan Party that is secured by a Junior Lien incurred, created, assumed or permitted to exist in reliance of Section 6.01(u) or (v); provided that no such Indebtedness shall constitute Junior Secured Indebtedness unless at all times it meets the following requirements:

(i) such Indebtedness does not mature, and the terms of such Indebtedness do not require any amortization in excess of 5% per annum or any mandatory prepayment or redemption or repurchase at the option of the holder thereof (other than pursuant to Customary Mandatory Prepayment Terms), in each case earlier than 180 days after the latest Maturity Date;

(ii) such Indebtedness has terms and conditions (excluding pricing, premiums and subordination terms) that, when taken as a whole, are not materially more restrictive or less favorable to the Company and its Subsidiaries, and are not materially less favorable to the Agents, the Issuing Banks, the Swingline Lenders and the Lenders, than the terms of this Agreement (taken as a whole) (except with respect to terms and conditions that are applicable only after the latest Maturity Date), it being understood that such Indebtedness may be in the form of notes or term loan facilities;

(iii) the Liens securing such Indebtedness shall be subordinated to the Liens securing the Secured Obligations in a manner satisfactory to the Administrative Agent and the Collateral Agent and shall reflect the Junior Lien nature of such Indebtedness, and such Liens shall only be on assets that constitute Collateral;

(iv) the security agreements relating to such Indebtedness (together with the Applicable Intercreditor Agreements) reflect the Junior Lien nature of the security interests and are otherwise satisfactory to the Administrative Agent and the Collateral Agent;

(v) such Indebtedness and the holders thereof or the representative thereunder, and the Liens securing such Indebtedness, in each case shall be subject to the Applicable Intercreditor Agreements; and

(vi) such Indebtedness shall not be guaranteed by any Person other than any Loan Party and shall not have any obligors other than any Loan Party;

provided that a certificate of a Financial Officer of the Borrower Representative delivered to the Administrative Agent at least five (5) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower Representative has determined in good faith that such terms and conditions satisfy the requirements of clause (ii) of this definition, shall be conclusive evidence that such terms and conditions satisfy the requirements of clause (ii) of this definition unless the Administrative Agent notifies the Borrower Representative within such five (5) Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees).

“Junior Secured Indebtedness Documents” all documents executed and delivered with respect to the Junior Secured Indebtedness or delivered in connection therewith.

“LC Collateral Account” has the meaning assigned to such term in Section 2.06(j).

“LC Disbursement” means a payment made by an Issuing Bank pursuant to a Letter of Credit.

“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the applicable Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

“Lead Arrangers” means JPMORGAN CHASE BANK, N.A., WELLS FARGO CAPITAL FINANCE, LLC, DEUTSCHE BANK SECURITIES INC., BANK OF AMERICA, N.A., and SUNTRUST ROBINSON HUMPHREY, INC., as Joint Bookrunners and Joint Lead Arrangers.

“Lenders” means the Persons listed on the Commitment Schedule and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption (other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption), in each case, together with any Affiliate of such Person through which such Person elects, by notice to the Administrative Agent, to make any Loans available to any Borrower or otherwise fulfill its obligations hereunder so long as such Person or its Affiliate is a party to this Agreement as a Lender; provided that for all purposes of voting or consenting with respect to (a) any amendment, supplement or modification to any Loan Document, (b) any waiver of any of the requirements of any Loan Document or any waiver of any Default of Event of Default and its consequences and (c) any other matter as to which a Lender may vote or consent pursuant to Section 9.02 of this Agreement, the Person making such election shall be deemed the “Lender” rather than such Affiliate, which shall not be entitled to vote or consent (it being agreed that the failure of any such Affiliate to fund or otherwise fulfill an obligation under this Agreement shall not relieve the Person that designated such Affiliate to Loans hereunder from its obligations hereunder). Unless the context otherwise requires, the term “Lenders” includes the Swingline Lenders.

“Letter of Credit” means any letter of credit (or similar instrument (including a bank guarantee) acceptable to the applicable Issuing Bank issued for the purpose of providing credit support) issued pursuant to this Agreement.

“Letter of Credit Advance” means, with respect to each Lender, such Lender’s funding of its participation in any LC Disbursement in accordance with its Applicable Percentage pursuant to Section 2.06(d) and Section 2.06(e).

“Letter of Credit Request” has the meaning assigned to such term in Section 2.06(a).

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any LIBOR Quoted Currency (other than a European Swingline Loan denominated in Sterling) and for any Interest Period, the LIBO Screen Rate at approximately 11:00 a.m., London time, on the Quotation Date for such Interest Period; provided that, if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) with respect to such LIBOR Quoted Currency, then the LIBO Rate shall be the Interpolated Rate; provided that if the LIBO Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“LIBO Screen Rate” means, for any day and time, with respect to any Eurodollar Borrowing for any LIBOR Quoted Currency (other than a European Swingline Loan denominated in Sterling) and for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for such LIBOR Quoted Currency for a period equal in length to such Interest Period as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion); provided that if the LIBO Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“LIBOR Quoted Currency” means Dollars, Euros and Sterling.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease, statutory trust or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Line Cap” means, at any time, an amount equal to the lesser of (a) the aggregate amount of all Commitments at such time and (b) the Borrowing Base at such time.

“Loan Documents” means this Agreement, any promissory notes issued pursuant to the Agreement, the Collateral Documents, the Loan Guaranty, each reaffirmation or confirmation agreement, and all other agreements, instruments, documents and certificates executed and delivered to, or in favor of, the Administrative Agent, the Collateral Agent, any Issuing Bank, any Swingline Lender or any Lender and including all other pledges, powers of attorney, consents, assignments, contracts, notices, letter of credit agreements and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party, or any employee of any Loan Party, and delivered to the Administrative Agent, the Collateral Agent, any Issuing Bank, any Swingline Lender or any Lender in connection with the Agreement or the transactions contemplated thereby. Any reference in the Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to the Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

“Loan Guarantor” means each Loan Party.

“Loan Guaranty” means Article X of this Agreement and, if separate guarantees are required by the Administrative Agent, each separate Guarantee, in form and substance satisfactory to the Administrative Agent, delivered by each Loan Guarantor that is a foreign Subsidiary (which Guarantee shall be governed by the laws of the country in which such foreign Subsidiary is located if the Administrative Agent requests that such law govern such Guarantee), as it may be amended or modified and in effect from time to time.

“Loan Parties” means the Borrowers, the Borrowers’ Restricted Subsidiaries party to a Loan Guaranty and any other Person who becomes a party to this Agreement pursuant to a Joinder Agreement or executes a separate Loan Guaranty and their respective successors and assigns.

“Loans” means the loans and advances made by the Lenders pursuant to this Agreement, including Swingline Loans, Overadvances and Protective Advances.

“Local Time” means, (a) local time in London, England with respect to the times for the receipt of Borrowing Requests for European Revolving Loans denominated in dollars, Sterling or Euro, European Swingline Loans and Letter of Credit Requests to the European Issuing Bank, of any disbursement by the Disbursement Agent of European Revolving Loans denominated in dollars, Sterling or Euros, European Swingline Loans, European Overadvances and European Protective Advances and for payment by the Borrowers with respect to European Revolving Loans denominated in dollars, Sterling or Euros, European Swingline Loans, European Overadvances and European Protective Advances and reimbursement obligations in respect of Letters of Credit issued by the European Issuing Bank, (b) local time in Chicago, Illinois, with respect to the times for the determination of “Dollar Equivalent”, for the receipt of Borrowing Requests of U.S. Revolving Loans, U.S. Swingline Loans, U.S. Overadvances, U.S. Protective Advances, Letter of Credit Requests to a U.S. Issuing Bank, for receipt and sending of notices by and disbursement by the Disbursement Agent or any Lender and any U.S. Issuing Bank and for payment by the Loan Parties by the Borrowers with respect to U.S. Revolving Loans, U.S. Swingline Loans, U.S. Overadvances, U.S. Protective Advances and reimbursement obligations in respect of Letters of Credit issued by a U.S. Issuing Bank, (c) local time in Toronto, Ontario with respect to the times for the receipt of Borrowing Requests of Canadian Revolving Loans, Canadian Swingline Loans, Canadian Overadvances, Canadian Protective Advances, Letter of Credit Requests to the Canadian Issuing Bank, for receipt and sending of notices by and disbursement by the Disbursement Agent or any Lender and the Canadian Issuing Bank and for payment by the Loan Parties by the Borrowers with respect to Canadian Revolving Loans, Canadian Swingline Loans, Canadian Overadvances, Canadian Protective Advances and reimbursement obligations in respect of Letters of Credit issued by the Canadian Issuing Bank, (d) local time in London, England, with respect to the times for the determination of “LIBO Rate” (with respect to Revolving Loans denominated in Sterling or Euro) and “Overnight LIBO Rate”, (e) otherwise, if a place for any determination is specified herein, the local time at such place of determination and (f) otherwise, Chicago, Illinois time.

“Luxembourg Security Agreement” means that certain Pledge Agreement, dated July 8, 2011, among the Company, the Administrative Collateral Agent and Cott Luxembourg S.à.r.l., as amended, restated, supplemented or otherwise modified from time to time, and any other pledge or security agreement governed by the laws of Luxembourg and entered into by any Loan Party (or Restricted Subsidiary that becomes a Loan Party) on, prior to, or after the Restatement Effective Date, as required by this Agreement or any other Loan Document for the purpose of creating a Lien on the property of any such Person that is (a) organized in Luxembourg or (b) has property located in Luxembourg, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Margin Stock” means “Margin Stock”, as such term is defined in Regulation U of the Board.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations or condition, financial or otherwise, of the Loan Parties taken as a whole, (b) the ability of the Loan Parties, taken as a whole, to perform their obligations under the Loan Documents, (c) the Collateral, the Administrative Collateral Agent’s Liens (on behalf of itself and the Lenders) on the Collateral or the UK Security Trustee’s Liens on the Collateral or the

priority of such Liens, or (d) the rights of or benefits available to the Administrative Agent, the Administrative Collateral Agent, the UK Security Trustee, any Issuing Bank or the Lenders thereunder, taken as a whole.

“Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit) of any one or more of the Company and its Subsidiaries in an aggregate principal amount exceeding $50,000,000; provided, however, that intercompany Indebtedness permitted hereunder and exclusively between or among the Company and its Restricted Subsidiaries shall not be Material Indebtedness.

“Maturity Date” means the earliest of (a) August 3, 2021, (b) in the event that any Indebtedness of the type referred to in Section 6.01(h) (solely with respect to extensions, refinancings, replacements, supplements, or renewals of Indebtedness of the type referred to in Sections 6.01(s) and (t)), (s), (t), (u) and (v), is outstanding 90 days prior to its maturity date, the date that is 90 days prior to the maturity date for such Indebtedness unless such Indebtedness has been refinanced to have a maturity date six months after the scheduled Maturity Date, or (c) any earlier date on which the Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.

“Maximum Liability” has the meaning assigned to such term in Section 10.10.

“Maximum PP&E Equipment Component Amount” means 85% of the Net Orderly Liquidation Value of all Original M&E Contributors’ Eligible Equipment based on the most recent appraisals of all Original M&E Contributors’ Eligible Equipment completed prior to the PP&E Refresh Date.

“Maximum PP&E Real Property Component Amount” means (a) in the case of Eligible Real Property (Existing), 75% of the fair market value of all Original RP Contributors’ Eligible Real Property (Existing) based on the most recent appraisals for all Original RP Contributors’ Eligible Real Property (Existing) completed prior to the PP&E Refresh Date and (b) in the case of Eligible Real Property (2018), 75% of the fair market value of all Original RP Contributors’ Eligible Real Property (2018) based on the most recent appraisals for all Original RP Contributors’ Eligible Real Property (2018) completed prior to the Additional Real Property Trigger Date.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgages” means any mortgage, deed of trust or other agreement which conveys or evidences a Lien in favor of the UK Security Trustee or the Administrative Collateral Agent, for the benefit of the Administrative Collateral Agent and the Lenders, on real property of a Loan Party, including any amendment, restatement, modification or supplement thereto.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA, but does not include any Canadian Union Plans.

“Net Income” means, for any period, the consolidated net income (or loss) of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person (other than any Subsidiary) in which the Company or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Company or such Subsidiary in the form of dividends or similar distributions, (b) the income (or deficit) of Decantae and each other Unrestricted Subsidiary, except to the extent that any such income is actually received by the Company or a Restricted Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary that is not a Loan Party to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary.

“Net Orderly Liquidation Value” means, with respect to Inventory, Equipment or intangibles of any Person, the orderly liquidation value thereof as determined in a manner acceptable to the Collateral Agent by an appraiser acceptable to the Collateral Agent, net of all costs of liquidation thereof.

“Net Proceeds” means, with respect to any event, (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but excluding any interest payments), but only as and when received, (ii) in the case of a casualty, insurance proceeds and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, subject to the terms of the Applicable Intercreditor Agreements, (iii) the amount of all taxes paid (or reasonably estimated to be payable) and (iv) the amount of any reserves established to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by a Financial Officer).

“Non-Consenting Lender” has the meaning assigned to such term in Section 9.02(d).

“Non-Paying Guarantor” has the meaning assigned to such term in Section 10.11.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Banking Day, for the immediately preceding Banking Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received to the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Obligated Party” has the meaning assigned to such term in Section 10.02.

“Obligations” means all unpaid principal of and accrued and unpaid interest on the Loans (including interest accruing (or which would have accrued but for the commencement of any bankruptcy, insolvency, receivership or similar proceeding) after the commencement of any bankruptcy, insolvency receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), all LC Exposure, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations (including guarantee obligations) of the Loan Parties to the Lenders or to any Lender, the Administrative Agent, the Collateral Agent, the Issuing Bank or any indemnified party arising under the Loan Documents; provided, however, that the definition of “Obligations” shall not create any guarantee by any Loan Guarantor of (or grant of security interest by any Loan Guarantor to support, as applicable) any Excluded Swap Obligations of such Loan Guarantor for purposes of determining any obligations of any Loan Guarantor.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Off-Balance Sheet Liability” of a Person means (a) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (b) any indebtedness, liability or obligation under any so-called “synthetic lease” transaction entered into by such Person, or (c) any indebtedness, liability or obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheets of such Person (other than operating leases).

“Original M&E Contributor” means the Company and S&D Coffee, in each case to the extent such Person is a Loan Party hereunder.

“Original RP Contributor” means the Company, DS Services, and S&D Coffee, in each case to the extent such Person is a Loan Party hereunder.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or enforced, any Loan Document, or sold or assigned an interest in any Loan, Letter of Credit or any Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19).

“Overadvance” has the meaning assigned to such term in Section 2.05(b).

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

“Overnight LIBO” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Overnight LIBO Rate.

“Overnight LIBO Rate” means a rate per annum equal to the London interbank offered rate as administered by ICE Benchmark Administration Limited (or any other Person that takes over the administration of such rate) for overnight deposits in Euros or Sterling (as the case may be) as displayed on the applicable Thomson Reuters screen page (currently page LIBOR01) (or, in the event such rate does not appear on a page of the Thomson Reuters screen, on the appropriate page of such other information service that publishes such rate as shall be reasonably selected by the Administrative Agent from time to time in its reasonable discretion) at approximately 11:00 a.m., London time, on such day; provided that if an Overnight LIBO Rate shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement.

“Parallel Liability” means a Loan Party’s undertakings pursuant to Section 9.22.

“Participant” has the meaning set forth in Section 9.04.

“Participant Register” has the meaning set forth in Section 9.04(g)(iii).

“Participating Member State” means each state so described in any EMU Legislation.

“Participating Specified Foreign Currency Lender” has the meaning assigned to such term in Section 12.01(a).

“Paying Guarantor” has the meaning assigned to such term in Section 10.11.

“Payment Conditions” means that, with respect to any Proposed Transaction, each of the following conditions are satisfied, as applicable:

(a) both immediately before and immediately after giving effect to such Proposed Transaction, no Default shall have occurred and be continuing; and

(b) either (i) (x) Aggregate Availability on the date of such Proposed Transaction, both immediately before and on a Pro Forma Basis after giving effect to such Proposed Transaction and (y) Aggregate Availability for the 30 day period immediately preceding such Proposed Transaction (assuming such Proposed Transaction occurred on the first day of such 30 day period), in each case is greater than or equal to 17.5% of the Line Cap at such time; or

(ii) (x) (1) Aggregate Availability on the date of such Proposed Transaction, both immediately before and on a Pro Forma Basis after giving effect to such Proposed Transaction and (2) Aggregate Availability for the 30 day period immediately preceding such Proposed Transaction (assuming such Proposed Transaction occurred on the first day of such 30 day period), in each case is greater than or equal to 12.5% of the Line Cap at such time and (y) the Fixed Charge Coverage Ratio, determined as of the last day of the most recent fiscal quarter for which financial statements have been or should have been delivered pursuant to Section 5.01(a) or (b), for the period of four consecutive fiscal quarters ending on such last day on a Pro Forma Basis after giving effect to each such Proposed Transaction as if such Proposed Transaction occurred on the first day of such four consecutive fiscal quarter period, is no less than 1.0 to 1.0 (solely for purposes of any Permitted Acquisition, this clause (y) shall be calculated without giving effect to such Permitted Acquisition);

provided, that in connection with any such Proposed Transaction (other than the regularly scheduled payment of the Company’s quarterly dividend pursuant to Section 6.09(a)(iii) in a manner and in an amount consistent with past practice), in each case, the Administrative Agent shall have received a certificate, signed by a Financial Officer of the Borrower Representative, on behalf of the Loan Parties:

(A) stating the nature, the amount and the date of the Proposed Transaction;

(B) certifying that the Company and/or each applicable Restricted Subsidiary has complied with the applicable foregoing conditions together with detailed calculations of the requirements of clause (b) above (based, in the case of Aggregate Availability determinations, on the most recently delivered Aggregate Borrowing Base Certificate and Borrowing Base Certificates and the then-current Aggregate Credit Exposure) giving pro forma effect to such Proposed Transaction to the extent set forth above; and

(C) certifying that the proposed transaction documents do not violate the terms and conditions of each of the 2016 Indenture, the 2017 Indenture, any Replacement Indenture, any Additional Senior Secured Indebtedness Documents, any Additional Unsecured Indebtedness Documents, or any Junior Secured Indebtedness Documents, as applicable.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Permitted Acquisition” means any Proposed Acquisition that satisfies each of the following conditions precedent:

(a) with respect to any Proposed Acquisition where the Acquisition Consideration exceeds $20,000,000, the Administrative Agent shall receive at least 10 Business Days’ prior written notice (or such shorter period as may be acceptable to the Administrative Agent) of such Proposed Acquisition, which notice shall include, without limitation, a reasonably detailed description of such Proposed Acquisition, and, if any earnout is included as part of the Acquisition Consideration, such notice shall be accompanied by a certificate of a Financial Officer of the Company setting forth (i) the good faith estimate of the aggregate amount required to be reserved in accordance with GAAP in respect of the earnout constituting Acquisition Consideration, (ii) after giving effect to the earnout described in clause (i), a detailed calculation of the aggregate amount of all earnouts that will be outstanding as of the closing date of the Proposed Acquisition, and (iii) a determination as to whether a Reserve will be required on the closing date of the Proposed Acquisition pursuant to Section 6.01(r);

(b) such Proposed Acquisition shall have been approved by the Proposed Acquisition Target’s board of directors (or equivalent);

(c) the Proposed Acquisition Target shall be engaged in a Permitted Business;

(d) all governmental and material third-party approvals necessary in connection with such Proposed Acquisition shall have been obtained and be in full force and effect;

(e) no additional Indebtedness or other liabilities shall be incurred, assumed or otherwise be reflected on a consolidated balance sheet of the Company and Proposed Acquisition Target after giving effect to such Proposed Acquisition, except (i) Loans made hereunder, (ii) ordinary course trade payables, accrued expenses and (iii) Indebtedness permitted under Section 6.01;

(f) with respect to any Proposed Acquisition having an Acquisition Consideration of at least $50,000,000, the Borrower Representative shall have delivered to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders and sufficiently in advance of such Proposed Acquisition, such other financial information, financial analysis, documentation or other information relating to such Proposed Acquisition as the Administrative Agent or any Lender shall reasonably request;

(g) with respect to any Proposed Acquisition having an Acquisition Consideration of at least $50,000,000, the Administrative Agent shall be reasonably satisfied with the form and substance of the acquisition agreement and with all other material agreements, instruments and documents implementing such Acquisition or executed in connection therewith, including opinions, certificates and lien search results, and such Acquisition shall be consummated in accordance with the terms of such documents and in compliance with applicable law and regulatory approvals;

(h) at or prior to the closing of such Proposed Acquisition (or within a reasonable time thereafter as may be agreed by the Administrative Agent in its Permitted Discretion), the Company (or the Restricted Subsidiary making such Proposed Acquisition) and the Proposed Acquisition Target shall have executed such documents and taken such actions as may be required under Section 5.13;

(i) at the time of such Proposed Acquisition and after giving effect thereto, (A) no Default shall have occurred and be continuing, (B) all representations and warranties contained in Article III and in the other Loan Documents shall be true and correct in all material respects and (C) any Reserve required pursuant to Section 6.01(r) shall have been disclosed to the Collateral Agent; and

(j) with respect to any Proposed Acquisition where the Company (or the Restricted Subsidiary making such Proposed Acquisition) intends to sell, transfer or dispose of fixed assets in accordance with Section 6.05(g), the Administrative Agent shall receive a certificate of a Financial Officer of the Company (or of the Restricted Subsidiary making such Proposed Acquisition) at least 10 Business Days (or such shorter period as may be acceptable to the Administrative Agent) prior to the closing of the Proposed Acquisition, (x) designating such fixed assets as assets sold, transferred or disposed of in accordance with clause (ii) of the proviso to Section 6.05(g), (y) identifying such assets with specificity, and (z) including a detailed calculation of (I) the good faith estimate of the aggregate fair market value of such assets at such time, (II) the good faith estimate of the aggregate fair market value (computed as of the time originally designated under this paragraph (j)) of the fixed assets previously designated in accordance with this paragraph (j), and (III) the aggregate fair market value (computed as of the time originally designated under this paragraph (j)) of all assets sold, transferred or disposed of on or after the Restatement Effective Date in accordance with clause (ii) of the proviso to Section 6.05(g), such certificate to be in form and substance reasonably satisfactory to the Administrative Agent.

“Permitted Business” means those businesses in which the Company and its Restricted Subsidiaries are engaged in on the Restatement Effective Date, and any similar or related line of business so long as the majority of the operations of such business is in the food service and beverage industry which, for the purpose of this definition, includes the beverage delivery and filtration industry.

“Permitted Discretion” means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment. Any determination made by the Administrative Agent, the Collateral Agent or the Disbursement Agent in its Permitted Discretion, as the case may be, shall not be effective until three days after written notice thereof is given by the Administrative Agent, the Collateral Agent or the Disbursement Agent, as the case may be, to the Borrower Representative.

“Permitted Encumbrances” means:

(a) Liens imposed by law for taxes, assessments, levies or utility charges that are not yet due or are being contested in compliance with Section 5.04;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law and statutory trusts in favor of Farm Products Sellers, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.04;

(c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;

(d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII;

(f) easements, zoning restrictions, rights-of-way, licenses, servitudes, restrictions and restrictive covenants and similar encumbrances on real property imposed by law, currently of record, or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Loan Party or any of its Restricted Subsidiaries;

(g) title defects or irregularities on real property and encroachments or other matters as would be shown on a survey of the real property which do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Loan Party or any of its Restricted Subsidiaries or materially and adversely affect the property for its intended use;

(h) with respect to any real property in Canada, the reservations, limitations, provisos and conditions, if any, expressed in any original grant from the Crown of any real property or any interest therein which have been disclosed to the Administrative Agent and have been complied with and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Borrower or any Subsidiary;

(i) shared facilities agreements, parking agreements, servicing agreements, development agreements, site plan agreements, and other agreements with government authorities or any third party pertaining to the use or development of any real property which (x) in the case of Eligible Real Property, have been disclosed to the Administrative Agent and (y) have been materially complied with and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Loan Party or any of its Restricted Subsidiaries or adversely affect the property for its intended use; and

(j) with respect to any Eligible Real Property, the exceptions, satisfactory to the Collateral Agent in its Permitted Discretion, disclosed in the title insurance policy issued in favor of the Administrative Collateral Agent hereunder;

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.

“Permitted Investments” means:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, Canada, the United Kingdom or the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of such government), in each case maturing within one year from the date of acquisition thereof;

(b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s;

(c) investments in demand deposits, time deposits, certificates of deposit, banker’s acceptances and eurodollar time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of Canada, England and Wales or the United States of America or any province or state thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

(d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above;

(e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated at least AA by S&P and at least Aa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000; and

(f) in the case of a Restricted Subsidiary organized under the laws of a jurisdiction other than Canada, England and Wales or the United States of America or any province or state thereof, other short-term investments that are analogous to the foregoing, are of comparable credit quality, and are customarily used by companies in the jurisdiction of such Restricted Subsidiary for cash management purposes.

“Permitted Lien” means Liens permitted by Section 6.02.

“Permitted Margin Stock” means Margin Stock owned by any Loan Party or any of its Restricted Subsidiaries on the Restatement Effective Date.

“Permitted Perfection Limitations” means the limited perfection of the Liens on certain Collateral to the extent that (a) such Collateral consists of (i) cash (except any cash held in deposit accounts or similar bank accounts in non-U.S. jurisdictions, other than deposit accounts described in clause (ii) below) and letter of credit rights, in each case that are not otherwise perfected by the UCC or PPSA filings listing the applicable Loan Party or Restricted Subsidiary as debtor, (ii) any deposit account established solely for the purpose of funding payroll and other compensation and benefits to employees or having an average monthly balance of less than $1,000,000 individually or $7,500,000 in the aggregate except, in each case, any such deposit account maintained with the Administrative Agent or the UK Security Trustee, (iii) patents, trademarks, and copyrights to the extent that a security interest thereon cannot be protected by (x) the filing of a UCC or PPSA financing statement listing the applicable Loan Party or Restricted Subsidiary as debtor or (y) the recordation of such security interest with the U.S. Patent and Trademark Office, the U.S. Copyright Office or the applicable governmental recording office in Canada, England and Wales, Scotland, Luxembourg, the Netherlands or the European Union, and (iv) aircraft and motor vehicles that require notice of a Lien on their title papers to perfect such Lien, (b) except in the case of the perfection of Liens in Equity Interests issued by a Loan Party that are held by another Loan Party, perfection of such Liens would not be governed by the laws of the United States (or any state thereof), Canada (or any province thereof), Luxembourg, the Netherlands, England and Wales or Scotland or (c) Liens on such Collateral (other than Equity Interests and promissory notes) may be perfected only by possession (including possession of any certificate of title) and the Administrative Agent, the Administrative Collateral Agent or the UK Security Trustee, as applicable, has not obtained or does not maintain possession of such Collateral.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee pension benefit plan (other than a Canadian Pension Plan, a Canadian Union Plan or a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“PP&E Amortization Amount (Adjusted Equipment)” means, at the time of any determination occurring on or after the PP&E Refresh Date, the sum of the PP&E Amortization Amount (Equipment) for all Original M&E Contributors plus, on and after the first Business Day of any PP&E Equipment Adjustment Period, the result of (x) the Maximum PP&E Equipment Component Amount minus (y) 85% of the Net Orderly Liquidation Value of all Original M&E Contributors’ Eligible Equipment based on the most recent Qualified PP&E Appraisals (Equipment) for each Original M&E Contributor’s Eligible Equipment completed prior to such PP&E Equipment Adjustment Period.

“PP&E Amortization Amount (Adjusted Existing Real Property)” means, at the time of any determination occurring on or after the PP&E Refresh Date, the sum of the PP&E Amortization Amount (Existing Real Property) for all Original RP Contributors plus, on and after the first Business Day of any PP&E Existing Real Property Adjustment Period, the result of (x) the Maximum PP&E Existing Real Property Component Amount minus (y) 75% of the fair market value of all Original RP Contributors’ Eligible Real Property (Existing) based on the most recent Qualified PP&E Appraisals (Real Property) for each Original RP Contributor’s Eligible Real Property (Existing) completed prior to such PP&E Existing Real Property Adjustment Period.

“PP&E Amortization Amount (Adjusted 2018 Real Property)” means, at the time of any determination occurring on or after the Additional Real Property Trigger Date, the sum of the PP&E Amortization Amount (2018 Real Property) for all Original RP Contributors plus, on and after the first Business Day of any PP&E 2018 Real Property Adjustment Period, the result of (x) the Maximum PP&E 2018 Real Property Component Amount minus (y) 75% of the fair market value of all Original RP Contributors’ Eligible Real Property (2018) based on the most recent Qualified PP&E Appraisals (Real Property) for each Original RP Contributor’s Eligible Real Property (2018) completed prior to such PP&E 2018 Real Property Adjustment Period.

“PP&E Amortization Amount (Equipment)” means at the time of any determination occurring on or after the PP&E Refresh Date:

(i) prior to the first Business Day of the first PP&E Equipment Adjustment Period, the product of (x) the result of (I) 85% of the Net Orderly Liquidation Value of such Original M&E Contributor’s Eligible Equipment based on the most recent appraisals for all such Original M&E Contributor’s Eligible Equipment completed prior to the PP&E Refresh Date divided by (II) 28 multiplied by (y) the number of full calendar quarters that have commenced since (and including) January 1, 2017; or

(ii) on and after the first Business Day of any PP&E Equipment Adjustment Period, the product of (x) the result of (I) 85% of the Net Orderly Liquidation Value of such Original M&E Contributor’s Eligible Equipment based on the most recent Qualified PP&E Appraisals (Equipment) for all such Original M&E Contributor’s Eligible Equipment completed prior to such PP&E Equipment Adjustment Period divided by (II) (A) 28 minus (B) the number of PP&E Prior Amortized Quarters for such PP&E Equipment Adjustment Period multiplied by (y) the number of full calendar quarters that have commenced since (and including) the first day of the first quarter of the current PP&E Equipment Adjustment Period.

“PP&E Amortization Amount (Existing Real Property)” means, at the time of any determination occurring on or after the PP&E Refresh Date:

(i) prior to the first Business Day of the first PP&E Existing Real Property Adjustment Period, the product of (x) the result of (I) 75% of the fair market value of such Original RP Contributor’s Eligible Real Property (Existing) based on the most recent appraisals for all such Original RP Contributor’s Eligible Real Property (Existing) completed prior to the PP&E Refresh Date divided by (II) 60 multiplied by (y) the number of full calendar quarters that have commenced since (and including) January 1, 2017; or

(ii) on and after the first Business Day of any PP&E Existing Real Property Adjustment Period, the product of (x) the result of (I) 75% of the fair market value of such Original RP Contributor’s Eligible Real Property (Existing) based on the most recent Qualified PP&E Appraisals (Real Property) for all such Original RP Contributor’s Eligible Real Property (Existing) completed prior to such PP&E Existing Real Property Adjustment Period divided by (II) (A) 60 minus (B) the number of PP&E Prior Amortized Quarters for such PP&E Existing Real Property Adjustment Period multiplied by (y) the number of full calendar quarters that have commenced since (and including) the first day of the first quarter of the current PP&E Existing Real Property Adjustment Period.

“PP&E Amortization Amount (2018 Real Property)” means, at the time of any determination occurring on or after the Additional Real Property Trigger Date:

(i) prior to the first Business Day of the first PP&E 2018 Real Property Adjustment Period, the product of (x) the result of (I) 75% of the fair market value of such Original RP Contributor’s Eligible Real Property (2018) based on the most recent appraisals for all such Original RP Contributor’s Eligible Real Property (2018) completed prior to the Additional Real Property Trigger Date divided by (II) 60 multiplied by (y) the number of full calendar quarters that have commenced since (and including) the Additional Real Property Trigger Date; or

(ii) on and after the first Business Day of any PP&E 2018 Real Property Adjustment Period, the product of (x) the result of (I) 75% of the fair market value of such Original RP Contributor’s Eligible Real Property (2018) based on the most recent Qualified PP&E Appraisals (Real Property) for all such Original RP Contributor’s Eligible Real Property (2018) completed prior to such PP&E 2018 Real Property Adjustment Period divided by (II) (A) 60 minus (B) the number of PP&E Prior Amortized Quarters (2018 Real Property) for such PP&E 2018 Real Property Adjustment Period multiplied by (y) the number of full calendar quarters that have commenced since (and including) the first day of the first quarter of the current PP&E 2018 Real Property Adjustment Period.

“PP&E Component” means, at the time of any determination, with respect to each Original M&E Contributor and each Original RP Contributor, an amount equal to the lesser of $75,000,000 and:

(a) [reserved;] and

(b) on and after the PP&E Refresh Date, the lesser of:

(X) the result of:

(i) to the extent greater than zero, (x) 75% of the fair market value (as determined by the most recent Qualified PP&E Appraisals (Real Property) or, if none, by the most recent appraisal and update thereof with respect to all Eligible Real Property (Existing)) of all such Original RP Contributor’s Eligible Real Property (Existing) minus (y) the PP&E Amortization Amount (Existing Real Property) (this clause (i), the “Existing Real Property Component”), plus

(ii) to the extent greater than zero, (x) 75% of the fair market value (as determined by the most recent Qualified PP&E Appraisals (Real Property) or, if none, by the most recent appraisal and update thereof with respect to all Eligible Real Property (2018)) of all such Original RP Contributor’s Eligible Real Property (2018) minus (y) on or after the Additional Real Property Trigger Date, the PP&E Amortization Amount (2018 Real Property) (this clause (ii), the “2018 Real Property Component”), plus

(ii) to the extent greater than zero, (x) 85% of the Net Orderly Liquidation Value of such Original M&E Contributor’s Eligible Equipment minus (y) the PP&E Amortization Amount (Equipment) (this clause (iii), the “Equipment Component”), minus

(iii) Reserves established by the Collateral Agent in its Permitted Discretion; provided that a Reserve shall be established and included in each Borrowing Base Certificate and in the Aggregate Borrowing Base Certificate in the amount of any mortgage tax incurred by any Loan Party that is required to be paid but remains unpaid, or that would be required to be paid in order for the Administrative Collateral Agent to validly enforce its Lien on any Eligible Real Property; and

(Y) to the extent greater than zero:

(i) the Maximum PP&E Existing Real Property Component Amount minus the PP&E Amortization Amount (Adjusted Existing Real Property), plus

(ii) the Maximum PP&E 2018 Real Property Component Amount minus the PP&E Amortization Amount (Adjusted 2018 Real Property), plus

(iii) Maximum PP&E Equipment Component Amount minus the PP&E Amortization Amount (Adjusted Equipment), minus

(iv) Reserves established by the Collateral Agent in its Permitted Discretion; provided that a Reserve shall be established and included in each Borrowing Base Certificate and in the Aggregate Borrowing Base Certificate in the amount of any mortgage tax incurred by any Loan Party that is required to be paid but remains unpaid, or that would be required to be paid in order for the Administrative Collateral Agent to validly enforce its Lien on any Eligible Real Property; minus

(v) the sum of the PP&E Components (calculated solely under clause (b)(X) of such definition) included in the Borrowing Bases of all other Original M&E Contributors and Original RP Contributors.

“PP&E Equipment Adjustment Period” means, at any time of determination occurring after the PP&E Refresh Date, the period commencing on the first Business Day of the first full calendar quarter following the receipt by the Administrative Agent and the Collateral Agent of a Qualified PP&E Appraisal (Equipment), and ending on the date immediately prior to the first Business Day of the first full calendar quarter following the receipt by the Administrative Agent and the Collateral Agent of the next succeeding Qualified PP&E Appraisal (Equipment).

“PP&E Existing Real Property Adjustment Period” means, at any time of determination occurring after the PP&E Refresh Date, the period commencing on the first Business Day of the first full calendar quarter following the receipt by the Administrative Agent and the Collateral Agent of a Qualified PP&E Appraisal (Real Property) of Eligible Real Property (Existing), and ending on the date immediately prior to the first Business Day of the first full calendar quarter following the receipt by the Administrative Agent and the Collateral Agent of the next succeeding Qualified PP&E Appraisal (Real Property) of Eligible Real Property (Existing).

“PP&E Prior Amortized Quarters” means, with respect to each PP&E Equipment Adjustment Period and each PP&E Existing Real Property Adjustment Period, as applicable, the number of calendar quarters that have commenced since (and including) January 1, 2017 through and including the first Business Day of such PP&E Equipment Adjustment Period or such PP&E Existing Real Property Adjustment Period.

“PP&E Prior Amortized Quarters (2018 Real Property)” means, with respect to each PP&E 2018 Real Property Adjustment Period, as applicable, the number of calendar quarters that have commenced since (and including) the Additional Real Property Trigger Date, through and including the first Business Day of such PP&E 2018 Real Property Adjustment Period.

“PP&E Priority Indebtedness” shall have the meaning assigned to such term in Section 6.01(u).

“PP&E 2018 Real Property Adjustment Period” means, at any time of determination occurring after the Additional Real Property Trigger Date, the period commencing on the first Business Day of the first full calendar quarter following the receipt by the Administrative Agent and the Collateral Agent of a Qualified PP&E Appraisal (Real Property) of Eligible Real Property (2018), and ending on the date immediately prior to the first Business Day of the first full calendar quarter following the receipt by the Administrative Agent and the Collateral Agent of the next succeeding Qualified PP&E Appraisal (Real Property) of Eligible Real Property (2018).

“PP&E Refresh Date” means January 1, 2017.

“PP&E Release Trigger Date” means the original effective date on which the Additional Senior Secured Indebtedness Documents in respect of Additional Senior Secured Indebtedness that is designated as PP&E Priority Indebtedness pursuant to Section 6.01(u) is incurred or issued pursuant to Section 6.01(u).

“PPSA” means the Personal Property Security Act (Ontario), including the regulations thereto, provided that, if perfection or the effect of perfection or non-perfection or the priority of any Lien created hereunder on the Collateral is governed by the personal property security legislation or other applicable legislation with respect to personal property security in effect in a jurisdiction other than Ontario, “PPSA” means the Personal Property Security Act or such other applicable legislation in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“Preferred Stock” means any Equity Interest with preferential right of payment of dividends or upon liquidation, dissolution, or winding up.

“Prepayment Event” means:

(1) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of any Loan Party, other than dispositions described in (i) Sections 6.05(a) through 6.05(d), (ii) Sections 6.05(h) through 6.05(k), or (iii) Section 6.05(e) and 6.06; or

(2) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any Loan Party; or

(3) the incurrence by any Loan Party of any Indebtedness, other than Indebtedness permitted under Section 6.01.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMCB as its prime rate at its offices at 270 Park Avenue in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective; provided that, if such rate shall be less than zero, the Prime Rate shall be deemed to be zero for purposes of this Agreement.

“Prior Claims” shall mean all Liens created by applicable law (in contrast with Liens voluntarily granted) which rank or are capable of ranking prior to or pari passu with the Liens created by the Collateral Documents (or interests similar thereto under applicable law) including for amounts owing for employee source deductions, wages, vacation pay, goods and services taxes, sales taxes, harmonized sales taxes, municipal taxes, workers’ compensation, Quebec corporate taxes, pension fund obligations and overdue rents.

“Private Brand Customers” shall mean customers of any Loan Party that are engaged in the business of selling private label or branded beverages and/or engaged in the food service industry.

“Process Agent” means Cott Holdings, CT Corporation, A Wolters Kluwer Company, 111 Eighth Avenue, New York, NY 10011 (telephone no: (212) 894-8940), or such other process agent as shall be reasonably approved by the Administrative Agent, in each case acting as designee, appointee and agent of each Loan Party that is not organized under the laws of any State of the United States to accept and forward for and on such Loan Party’s behalf, service of any and all legal process, summons, notices and documents that may be served in any action or proceeding arising out of or in connection with this Agreement or any other Loan Document.

“Pro Forma Basis” means on a basis in accordance with GAAP and Regulation S-X promulgated by the United States Securities and Exchange Commission and otherwise reasonably satisfactory to the Administrative Agent.

“Projections” has the meaning assigned to such term in Section 5.01(f).

“Proposed Acquisition” means the proposed acquisition after the Restatement Effective Date by the Company or any of its Restricted Subsidiaries of all or a significant part of the assets or Equity Interests of any Proposed Acquisition Target, or all or a significant part of the assets of a division, business, branch or unit of any Proposed Acquisition Target, or the proposed merger after the Restatement Effective Date of any Proposed Acquisition Target with or into the Company or any Restricted Subsidiary of the Company (and, in the case of a merger or amalgamation with any Borrower, with such Borrower being the surviving corporation).

“Proposed Acquisition Target” means any Person or any operating division thereof subject to a Proposed Acquisition.

“Proposed Transaction” means any dividend, repurchase or redemption of capital stock, payment of Indebtedness, investment, Permitted Acquisition, or other transaction, payment or other action, in each case where the Loan Parties would be required to meet the Payment Conditions in order to be permitted to consummate such transaction, make such payment or take such action.

“Protective Advance” has the meaning assigned to such term in Section 2.04.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Loan Guaranty or grant of the relevant security interest becomes or would become effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Qualified Equity Interests” means all Equity Interests other than Disqualified Equity Interests.

“Qualified PP&E Appraisals (Equipment)” means, after the PP&E Refresh Date, any appraisal and update thereof with respect to any Eligible Equipment (the most recent such appraisal for such equipment, the “Current Equipment Appraisal”), conducted in accordance with the terms of this Agreement from an appraiser selected and engaged by the Administrative Agent, and in each case satisfactory to the Administrative Agent and the Collateral Agent, so long as the result of 85% of the Net Orderly Liquidation Value of the applicable Original M&E Contributor’s Eligible Equipment that is subject to such appraisal based on the results of the Current Equipment Appraisal is less than the value of such Eligible Equipment that is included in the Equipment Component as computed at such time without giving effect to the results of the Current Equipment Appraisal.

“Qualified PP&E Appraisals (Real Property)” means, after the PP&E Refresh Date, any appraisal and update thereof with respect to any Eligible Real Property (the most recent such appraisal for such real property, the “Current Real Property Appraisal”), conducted in accordance with the terms of this Agreement from an appraiser selected and engaged by the Administrative Agent, and in each case satisfactory to the Administrative Agent and the Collateral Agent, so long as the result of 75% of the fair market value of the applicable Original RP Contributor’s Eligible Real Property that is subject to such appraisal based on the results of the Current Real Property Appraisal is less than the value of such Eligible Real Property that is included in the Existing Real Property Component or the 2018 Real Property Component, as applicable, as computed at such time without giving effect to the results of the Current Real Property Appraisal applicable to such real property.

“Quebec Security Documents” means a deed of hypothec executed by any Loan Party from time to time, and any other related documents, bonds, debentures or pledge agreements required to perfect a Lien in favor of the Administrative Collateral Agent in the province of Quebec.

“Quotation Date” means with respect to any LIBO Rate Borrowing for any Interest Period, (a) if the currency is Sterling, the first day of such Interest Period, (b) if the currency is Euro, two TARGET Days before the first day of such Interest Period, (c) for any other currency, two Business Days prior to the commencement of such Interest Period (unless, in each case, market practice differs in the relevant market where the LIBO Rate for such currency is to be determined, in which case the Quotation Date will be determined by the Administrative Agent in accordance with market practice in such market (and if quotations would normally be given on more than one day, then the Quotation Date will be the last of those days)).

“Recipient” means (a) any Agent, (b) any Lender and (c) any Issuing Bank, or any of the foregoing or any combination thereof (as the context requires).

“Re-Denomination Event” means the declaration of the termination of the Commitments, or the acceleration of the maturity of any Loans, in each case pursuant to the provisions of Article VII hereof, or the failure of any Borrower to pay any principal of, or interest on, any Loans or LC Disbursements on the Maturity Date.

“Refresco Sale Note Offers” means those certain redemption offers made in connection with the Refresco Transaction to each noteholder of the 2016 Notes and the 2017 Notes.

“Refresco Transaction” means the sale of certain assets and Equity Interests pursuant to, and on the terms and conditions set forth in, that certain Share Purchase Agreement, dated as of July 24, 2017, by and among the Company, Refresco Group N.V., a Netherlands limited liability company, Refresco US Holding Inc., a Delaware corporation, each of the Group Companies identified on the signature pages thereto, and each of the Selling Subsidiaries identified on the signature pages thereto.

“Register” has the meaning set forth in Section 9.04.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Replacement Indenture” means any agreement or indenture governing any refinancing or replacement of any of the 2016 Indenture or the 2017 Indenture, or any supplement to any of the foregoing to the extent such refinancing, replacement or supplement is permitted in accordance with the terms of Section 6.01(h).

“Replacement Notes Documents” means, with respect to any Replacement Indenture, such Replacement Indenture, the Replacement Notes issued thereunder, and any notes, agreements, indentures or other documents relating thereto or executed in connection therewith.

“Replacement Notes” means the notes issued under any Replacement Indenture.

“Report” means reports prepared by the Administrative Agent or another Person showing the results of appraisals, field examinations or audits pertaining to the assets of any Borrowing Base Contributor from information furnished by or on behalf of any of the Borrowing Base Contributors, after the Administrative Agent has exercised its rights of inspection pursuant to this Agreement, which Reports may be distributed to the Lenders by the Administrative Agent.

“Required Lenders” means, at any time, Lenders having Credit Exposure and unused Commitments representing at least 50.1% of the sum of the total Credit Exposure and unused Commitments at such time.

“Requirement of Law” means, as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents (including, without limitation, the Memorandum and Articles of Association) of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Reserves” means any and all reserves which the Collateral Agent deems necessary, in its Permitted Discretion, to maintain (including, without limitation, Aquaterra Pension Reserves, reserves for accrued and unpaid interest on the Secured Obligations, Banking Services Reserves to the extent relating to Secured Obligations, reserves for Swap Agreement Obligations to the extent relating to Secured Obligations, reserves for rent at locations leased by any Loan Party and for consignee’s, warehousemen’s, mortgagees’ and bailee’s charges to the extent any such location houses Eligible Inventory or Eligible Equipment, reserves for dilution of Accounts, reserves for Inventory shrinkage, reserves for customs charges and shipping charges related to any Inventory in transit, reserves for contingent liabilities of any Loan Party, reserves for uninsured losses of any Loan Party, reserves for the prescribed part of any property of any Borrowing Base Contributor organized under the laws of England and Wales that would be made available for the satisfaction of its unsecured liabilities pursuant to Section 176A of the Insolvency Act 1986 together with its liabilities which constitute preferential debts pursuant to Section 386 of the Insolvency Act 1986 and for these purposes the Collateral Agent may make a good faith estimate of such amounts, and an amount estimated in good faith by the Collateral Agent (acting reasonably) as being necessary to reflect third party claims against Inventory of any Borrowing Base Contributor organized under the laws of England and Wales ranking or which may rank pari passu with or prior to the claims of the Lenders under the Loan Documents, including without limitation claims of unpaid suppliers, reserves for amounts owed to Farm Products Sellers and reserves for taxes, fees, assessments, and other governmental charges and Prior Claims) with respect to the Collateral or any Loan Party.

“Restatement Agreement” means that certain Second Amendment and Restatement Agreement, dated as of January 30, 2018, among the Loan Parties party thereto, the Lenders party thereto, the Administrative Agent, the Administrative Collateral Agent, and the other parties party thereto.

“Restatement Effective Date” has the meaning assigned to such term in the Restatement Agreement.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Company or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Company or any option, warrant or other right to acquire any such Equity Interests in the Company.

“Restricted Subsidiaries” means all Subsidiaries of the Company that are not Unrestricted Subsidiaries and “Restricted Subsidiary” means any one of such entities.

“Revolving Exposure” means, with respect to any Lender at any time, the sum of (a) the outstanding principal amount of such Lender’s Revolving Loans, its LC Exposure and its Swingline Exposure at such time, plus (b) an amount equal to its Applicable Percentage of the aggregate principal amount of Protective Advances outstanding at such time, plus (c) an amount equal to its Applicable Percentage of the aggregate principal amount of Overadvances outstanding at such time.

“Revolving Loan” means a Loan made pursuant to Section 2.01.

“S&D Coffee” has the meaning assigned to such term in the preamble hereto.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc.

“Sanctioned Country” means a country or territory which is at any time subject to or the target of Sanctions.

“Sanctioned Person” means, at any time, (a) a Person listed on a Sanctions List, (b) any Person operating, organized or resident in a Sanctioned Country, or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).

“Sanctions” means:

(a) economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (i) the U.S. government and administered by OFAC, (ii) the United Nations Security Council, (iii) the European Union, (iv) the government of the United Kingdom, (v) Switzerland (e.g., the State Secretariat for Economic Affairs of Switzerland and/or the Directorate of Public International Law) or (vi) the Canadian government pursuant to, or as described in, any applicable Canadian Economic Sanctions and Export Control Laws; and

(b) economic or financial sanctions imposed, administered or enforced from time to time by (i) the U.S. State Department, the U.S. Department of Commerce or the U.S. Department of the Treasury, (ii) Canada) or (iii) Her Majesty’s Treasury of the United Kingdom, any other department, institution or agency of the government of the United Kingdom, or other relevant sanctions authority.

“Sanctions List” means any of the lists of specifically designated nationals or designated persons or entities (or equivalent) held by the U.S. government and administered by OFAC, the U.S. State Department, the U.S. Department of Commerce or the U.S. Department of the Treasury or the United Nations Security Council or any similar list maintained by the European Union, any other EU Member State, Switzerland, the State Secretariat for Economic Affairs of Switzerland and/or the Directorate of Public International Law, the United Kingdom, Her Majesty’s Treasury of the government of the United Kingdom, the Canadian government pursuant to, or as described in, any applicable Canadian Economic Sanctions and Export Control Laws, or any other government entity, department, institution or agency of the U.S., the United Kingdom or Canada, in each case as the same may be amended, supplemented or substituted from time to time.

“SEC” means the Securities and Exchange Commission of the U.S.

“Secured Obligations” means all Obligations, together with all (i) Banking Services Obligations and (ii) Swap Agreement Obligations owing to one or more Lenders or their respective Affiliates; provided that (w) Banking Services Obligations in respect of Banking Services provided by JPMCB or its Affiliates shall constitute Secured Obligations entitled to the benefits of the Collateral Documents without any further action on the part of any Person, (x) Banking Services Obligations in respect of Banking Services provided by any other Lender or its Affiliates shall constitute Secured Obligations upon delivery of a notice signed by the applicable Lender or its Affiliate and the Borrower Representative designating such Banking Services Obligations as Secured Obligations entitled to the benefits of the Collateral Documents, (y) Swap Agreement Obligations with respect to Swap Agreements in which JPMCB or its Affiliate is the counterparty shall constitute Secured Obligations entitled to the benefit of the Collateral Documents without any further action on the part of any Person, and (z) Swap Agreement Obligations with respect to Swap Agreements in which any other Lender or its Affiliate is a counterparty shall be Secured Obligations if on or before the thirtieth day after any transaction relating to such Swap Agreement Obligation is executed the Lender party thereto or its Affiliate (other than JPMCB and its Affiliates) shall have delivered written notice to the Administrative Agent that such a transaction has been entered into and that it constitutes a Secured Obligation entitled to the benefits of the Collateral Documents; provided, however, that the definition of “Secured Obligations” shall not create any guarantee by any Loan Guarantor of (or grant of security interest by any Loan Guarantor to support, as applicable) any Excluded Swap Obligations of such Loan Guarantor for purposes of determining any obligations of any Loan Guarantor.

“Secured Parties” means, collectively, the Administrative Agent, the Swingline Lenders, the Issuing Banks, the Collateral Agent, the UK Security Trustee, each Lender, each other holder of any Secured Obligations (including any Affiliate of a Lender that holds Banking Services Obligations or Swap Agreement Obligations), and each co-agent or sub-agent appointed by the Administrative Agent pursuant to Article VIII.

“Security Agreement” means, as the context may require, any U.S. Security Agreement, any Canadian Security Agreement, any Dutch Security Agreement, any Quebec Security Documents, any UK Security Agreement, any Luxembourg Security Agreement, and/or any Swiss Security Agreement.

“Settlement” has the meaning assigned to such term in Section 2.05(d).

“Settlement Date” has the meaning assigned to such term in Section 2.05(d).

“Specified Contract Receivables” means Accounts (a) owing from Account Debtors that contract with a Borrowing Base Contributor and that are billed by such Borrowing Base Contributor for the services to produce specified products for that customer rather than the goods resulting from such services, and which contracts include specific manufacturing instructions rather than just an order for goods, (b) that are billed by such Borrowing Base Contributor at the time production is complete even though the resulting goods may be delivered to the Account Debtor or a third party at a later date, and (c) that, but for the delayed delivery of the product to the Account Debtor or a third party, would meet the criteria for Eligible Accounts.

“Specified Default” means any event or condition (x) which constitutes an Event of Default or (y) which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default under clauses (a), (b), (h), (i) or (j) of Article VII.

“Specified Foreign Currencies” has the meaning assigned to such term in Section 2.01.

“Specified Foreign Currency Funding Capacity” means, at any date of determination, for any Lender, the ability of such Lender to fund Revolving Loans denominated in a Specified Foreign Currency, as set forth in the records of the Administrative Agent as notified in writing by such Lender to the Administrative Agent within three (3) Business Days of such Lender becoming a Lender hereunder.

“Specified Foreign Currency Loan” has the meaning assigned to such term in Section 12.01(a).

“Specified Foreign Currency Participation” has the meaning assigned to such term in Section 12.01(a).

“Specified Foreign Currency Participation Fee” has the meaning assigned to such term in Section 12.06.

“Specified Foreign Currency Participation Settlement” has the meaning assigned to such term in Section 12.02(i).

“Specified Foreign Currency Participation Settlement Amount” has the meaning assigned to such term in Section 12.02(ii).

“Specified Foreign Currency Participation Settlement Date” has the meaning assigned to such term in Section 12.02(i).

“Specified Foreign Currency Participation Settlement Period” has the meaning assigned to such term in Section 12.02(i).

“Spot Selling Rate” means, on any date of determination, the spot selling rate determined by the Administrative Agent which shall be the spot selling rate posted by Reuters on its website for the sale of the applicable currency for dollars at approximately noon, New York City time, on the prior Business Day; provided that if, at the time of any such determination, for any reason, no such spot rate is being quoted, at the spot exchange rate therefor as determined by the Administrative Agent, in each case as of noon, New York City time on such date of determination thereof.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Sterling” or “£” refers to the lawful currency of the United Kingdom.

“Subordinated Indebtedness” shall mean any Indebtedness that is by its terms subordinated in right of payment to the Obligations; provided that Indebtedness shall not be deemed subordinated in right of payment solely on account of being unsecured or being secured with greater or lower priority.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held.

“Subsidiary” means any direct or indirect subsidiary of the Company or a Loan Party, as applicable.

“Supermajority Lenders” means, at any time, Lenders having Revolving Exposure and unused Commitments representing at least 75% of the sum of the total Revolving Exposure and unused Commitments at such time.

“Swap Agreement” means any agreement with respect to (i) the purchase of any commodity (including, without limitation, resin) used or consumed in the ordinary course of the Company’s business (including any commodity sold by the Company or any of its Subsidiaries directly to a vendor solely for the purpose of being used or consumed to manufacture products of the Company or any of its Subsidiaries in the ordinary course of such vendor’s business), in each case by any Loan Party from any Lender or any Affiliate of a Lender, (A) in the case of JPMCB or any of its Affiliates, without any further action on the part of any Person and (B) in the case of any other Lender or any of its Affiliates, upon delivery to the Administrative Agent of a notice signed by the applicable Lender or its Affiliate and the Borrower Representative designating the obligations under such agreement as Secured Obligations entitled to the benefits of the Collateral Documents and (ii) any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions, in each case entered into by any Loan Party with any Lender or any Affiliate of a Lender, (A) in the case of JPMCB or any of its Affiliates, without any further action on the part of any Person and (B) in the case of any other Lender or any of its Affiliates, upon delivery to the Administrative Agent of a notice signed by the applicable Lender or its Affiliate and the Borrower Representative designating the obligations under such agreement as Secured Obligations entitled to the benefits of the Collateral Documents; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrowers or the Subsidiaries shall be a Swap Agreement.

“Swap Agreement Obligations” of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction.

“Swap Obligation” means, with respect to any Loan Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act or any rules or regulations promulgated thereunder.

“Swap Termination Value” means, in respect of any one or more Swap Agreements, after taking into account the effect of any valid netting agreement relating to such Swap Agreements, (a) for any date on or after the date such Swap Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Agreements (which may include a Lender or any Affiliate of a Lender).

“Swingline Exposure” shall mean, at any time, the sum of the aggregate undrawn amount of all outstanding Swingline Loans at such time. The Swingline Exposure of any Lender at any time shall be its Commitment Percentage of the total Swingline Exposure at such time.

“Swingline Lender” means the Canadian Swingline Lender, the European Swingline Lender and/or the U.S. Swingline Lender, as applicable.

“Swingline Loan” means a U.S. Swingline Loan, a Canadian Swingline Loan, and/or a European Swingline Loan, as the context may require.

“Swiss Account Pledge Agreement” means that certain bank account pledge agreement, dated November 11, 2016 among Cott Switzerland GmbH and the Administrative Collateral Agent, acting for itself and as direct representative (direkter Stellvertreter) in the name and for the account of the other Secured Parties and as creditor of the Parallel Liability, as amended, restated, supplemented or otherwise modified from time to time.

“Swiss Federal Tax Administration” means the tax authorities referred to in article 34 of the Swiss Withholding Tax Act.

“Swiss Loan Guarantor” means any Loan Guarantor incorporated in Switzerland and/or having its registered office in Switzerland and/or qualifying as a Swiss resident pursuant to art 9 of the Swiss Withholding Tax Act.

“Swiss Quota Pledge Agreement” means that certain pledge agreement dated as of the Restatement Effective Date among Cott Retail Brands Limited and the Administrative Collateral Agent, acting for itself and as direct representative (direkter Stellvertreter) in the name and for the account of the other Secured Parties and as creditor of the Parallel Liability, as amended, restated, supplemented or otherwise modified from time to time.

“Swiss Security Agreement” means (i) the Swiss Quota Pledge Agreement, (ii) the Swiss Account Pledge Agreement, and (iii) any other pledge or security agreement governed by the laws of Switzerland and entered into by any Loan Party (or Restricted Subsidiary that becomes a Loan Party) on, prior to, or after the Restatement Effective Date, as required by this Agreement or any other Loan Document for the purpose of creating a Lien on the property of any such Person that is (a) organized in Switzerland or (b) has property located in Switzerland, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Swiss Withholding Tax” means taxes imposed under the Swiss Withholding Tax Act.

“Swiss Withholding Tax Act” means the Swiss Federal Act on the Withholding Tax of 13 October 1965 (Bundesgesetz über die Verrechnungssteuer), together with the related ordinances, regulations and guidelines, all as amended and applicable from time to time.

“TARGET” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes interlinked national real time gross settlement systems and the European Central Bank’s payment mechanism and which began operations on January 4, 1999.

“TARGET Day” means (a) until such time as TARGET is permanently closed down and ceases operations, any day on which both TARGET and TARGET2 are open for settlement of payments in Euro; and (b) following such time as TARGET is permanently closed down and ceases operations, any day on which TARGET2 is open for settlement of payments in Euro.

“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Tax Confirmation” means a confirmation by a Lender to any UK Co-Borrower that the person beneficially entitled to interest payable to that Lender in respect of an advance hereunder is either:

(i) a company resident in the United Kingdom for United Kingdom tax purposes;

(ii) a partnership each member of which is:

(1) a company so resident in the United Kingdom; or

(2) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits within the meaning of section 19 of the UK Corporation Tax Act 2009) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the UK Corporation Tax Act 2009 ; or

(iii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the UK Corporation Tax Act 2009) of that company.

“Test Period” means at any time, the four consecutive fiscal quarters of the Company then last ended (in each case taken as one accounting period) for which financial statements have been or are required to have been delivered pursuant to Section 5.01(a) or Section 5.01(b).

“Transactions” means the execution, delivery and performance by the Loan Parties of the Restatement Agreement, the performance by the Loan Parties of this Agreement, the borrowing of Loans and other credit extensions, and the issuance of Letters of Credit hereunder.

“Treaty Lender” means a Lender which:

(a) is treated as a resident of a Treaty State for the purposes of the Treaty;

(b) does not carry on a business in the jurisdiction in which the applicable Borrower is located through a permanent establishment with which that Lender’s participation in the Loan is effectively connected; and

(c) fulfills any conditions which must be fulfilled under the relevant double taxation agreement to obtain full exemption from tax imposed by the United Kingdom on interest which relate to the Lender (assuming for this purpose that all necessary procedural formalities have been completed).

“Treaty State” means a jurisdiction having a double taxation agreement (a “Treaty”) with the jurisdiction in which the relevant Borrower is located which makes provision for full exemption from the imposition of any withholding or deduction for or on account of tax imposed by such Borrower’s jurisdiction on interest.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate, the Alternate Base Rate, the CDOR Rate, the Canadian Prime Rate or the Overnight LIBO Rate.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the issue of perfection of security interests.

“UK Co-Borrowers” means (a) Aimia and (b) each Subsidiary of the Company organized under the laws of England and Wales that becomes a Borrower in accordance with Section 5.13(e).

“UK Group” means any Subsidiary of the Company that is incorporated in England, Wales, Scotland or Northern Ireland.

“UK Pension Scheme” means the Cott Beverages Limited Retirement & Death Benefits Scheme and the Cooke Bros (Tattenhall) Limited 1982 Retirement Benefits Scheme.

“UK Qualifying Lender” means a Lender which is beneficially entitled to interest payable to that Lender in respect of an advance to any UK Co-Borrower hereunder, gives a Tax Confirmation where the Lender falls within one of the categories in sub-paragraph (2) to the UK Co-Borrowers and is:

1)	a Lender which is a bank (as is defined for the purpose of section 879 of the UK Income Tax Act 2007) making an advance hereunder or in respect of an advance made by a Person that was a bank (as so defined) at the time the advance was made and which is within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance or would be within such charge as respects such payment apart from section 18A of the Corporation Tax Act 2009;

2)	a Lender which is:

(i)	a company resident in the United Kingdom for United Kingdom tax purposes;

(ii)	a partnership each member of which is:

(x)	a company so resident in the United Kingdom; or

(y)	a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which is required to bring into account in computing its chargeable profits (within the meaning of section 19 of the UK Corporation Tax Act 2009) the whole of any share of interest payable in respect of that advance that falls to it by reason of part 117 of the UK Corporation Tax Act 2009;

(iii)	a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account that interest payable in respect of that advance in computing the chargeable profits (for the purposes of section 19 of the UK Corporation Tax Act 2009) of that company; or

3)	a Treaty Lender.

“UK Security Agreement” means (a) that certain Debenture dated as of August 17, 2010, between Cott Beverages Limited, the other Loan Parties party thereto, and the UK Security Trustee, as amended, restated, supplemented or otherwise modified from time to time, (b) that certain Debenture dated as of August 3, 2016, between Cott Beverages Limited, the other Loan Parties party thereto, and the UK Security Trustee, as amended, restated, supplemented or otherwise modified from time to time, and (c) any other debenture, deed, pledge or security agreement or other similar document governed by the laws of England and Wales or Scotland entered into by any Loan Party (or Restricted Subsidiary that becomes a Loan Party) on, prior to, or after the Restatement Effective Date, as required by this Agreement or any other Loan Document for the purpose of creating a Lien on the property of any such Person that is (i) organized in the United Kingdom or (ii) has property located in the United Kingdom, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time.

“UK Security Trustee” means JPMorgan Chase Bank, N.A., London Branch, in its capacity as security trustee for itself, the Administrative Agent, the Issuing Banks and the Lenders.

“Unfinanced Capital Expenditures” means, for any period, Capital Expenditures made during such period which are not financed from the proceeds of any Indebtedness (other than the Loans; it being understood and agreed that, to the extent any Capital Expenditures are financed with Loans, such Capital Expenditures shall be deemed Unfinanced Capital Expenditures).

“United States” and “U.S.” mean the United States of America.

“Unliquidated Obligations” means, at any time, any Secured Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Secured Obligation that is: (i) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it; (ii) any other obligation (including any guarantee) that is contingent in nature at such time; or (iii) an obligation to provide collateral to secure any of the foregoing types of obligations.

“Unrestricted Subsidiary” means any Subsidiary of the Company designated as an Unrestricted Subsidiary pursuant to Section 5.14. The Unrestricted Subsidiaries as of the Restatement Effective Date are listed on Schedule 1.01(b).

“U.S. Co-Borrowers” means (a) Cott Holdings, DS Services, and S&D Coffee, and (b) each Subsidiary of the Company organized under the laws of any State of the United States or the District of Columbia that becomes a Borrower in accordance with Section 5.13(e).

“U.S. Group” means the U.S. Co-Borrowers and their respective Subsidiaries.

“U.S. Issuing Bank” means each of JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, and up to two other Lenders designated by Cott Holdings with the consent of such Lender to serve as U.S. Issuing Bank hereunder in a written notice to the Administrative Agent, each in its capacity of the issuer of Letters of Credit for the account of a U.S. Co-Borrower, and its successors in such capacity as provided in Section 2.06(i). Any U.S. Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such U.S. Issuing Bank, in which case the term “U.S. Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“U.S. Letter of Credit Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit issued by a U.S. Issuing Bank at such time for the account of a U.S. Co-Borrower plus (b) the aggregate amount of all LC Disbursements of any U.S. Issuing Bank that have not yet been reimbursed by or on behalf of a U.S. Co-Borrower at such time. The U.S. Letter of Credit Exposure of any Lender at any time shall be its Applicable Percentage of the total U.S. Letter of Credit Exposure at such time.

“U.S. Overadvance” means an Overadvance made to or for the account of a U.S. Co-Borrower.

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Protective Advance” means a Protective Advance made to or for the account of a U.S. Co-Borrower.

“U.S. Revolving Exposure” means, with respect to any Lender at any time, the sum of (a) the outstanding principal amount of such Lender’s U.S. Revolving Loans and its U.S. Letter of Credit Exposure and an amount equal to its Applicable Percentage of the aggregate principal amount of U.S. Swingline Loans outstanding at such time, plus (b) an amount equal to its Applicable Percentage of the aggregate principal amount of U.S. Overadvances outstanding at such time.

“U.S. Revolving Loan” means a Revolving Loan made to a U.S. Co-Borrower.

“U.S. Security Agreement” means that certain U.S. Pledge and Security Agreement, dated as of August 17, 2010, between the Loan Parties party thereto and the Administrative Collateral Agent, for the benefit of the Administrative Agent, the Collateral Agent and the Lenders, as amended, restated, supplemented or otherwise modified from time to time, and any other pledge or security agreement or other similar document governed by the laws of the United States, any state thereof or the District of Columbia, entered into by any Loan Party (or Restricted Subsidiary that becomes a Loan Party) on, prior to, or after the Restatement Effective Date, as required by this Agreement or any other Loan Document for the purpose of creating a Lien on the property of any such Person that is (a) organized in the United States, any state thereof or the District of Columbia or (b) has property located in the United States, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time.

“U.S. Swingline Lender” means JPMorgan Chase Bank, N.A., in its capacity as lender of U.S. Swingline Loans hereunder.

“U.S. Swingline Loan” has the meaning assigned to such term in Section 2.05(a)(i).

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(h)(ii)(B)(3).

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

“VAT” means (a) any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112), and (b) any other tax of a nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraph (a) above, imposed elsewhere.

“Water Group” means DS Services and DS Customer Care LLC, a Delaware limited liability company.

“Water Secured Notes” means the $350,000,000 in original principal amount of DS Services of America, Inc. 10% Senior Secured Notes due 2021 issues under that certain Indenture, dated as of August 30, 2013, among DS Services of America, Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent, as amended prior to the Restatement Effective Date.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Eurodollar Loan”) or by Class and Type (e.g., a “Eurodollar Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “Eurodollar Borrowing”) or by Class and Type (e.g., a “Eurodollar Revolving Borrowing”).

Section 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to, and in compliance with, any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 1.04 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower Representative notifies the Administrative Agent that the Borrowers request an amendment to any provision hereof to eliminate the effect of any change occurring after the Restatement Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower Representative that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding the foregoing, all financial statements delivered hereunder shall be prepared, and all financial covenants contained herein shall be calculated, without giving effect to any election under the Statement of Financial Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards No. 159), or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect, permitting or requiring a Person to value its financial liabilities or Indebtedness at the fair value thereof.

Section 1.05 Currency Translations.

(a) For purposes of this Agreement and the other Loan Documents, where the permissibility of a transaction or determinations of required actions or circumstances depend upon compliance with, or are determined by reference to, amounts stated in dollars, such amounts shall be deemed to refer to dollars or Dollar Equivalents and any requisite currency translation shall be based on the Spot Selling Rate and the permissibility of actions taken under Article VI shall not be affected by subsequent fluctuations in exchange rates (provided that if Indebtedness is incurred to refinance or renew other Indebtedness, and such refinancing or renewal would cause the applicable dollar denominated limitation to be exceeded if calculated at the Spot Selling Rate, such dollar denominated restriction shall be deemed not to have been exceeded so long as (x) such refinancing or renewal Indebtedness is denominated in the same currency as such Indebtedness being refinanced or renewed and (y) the principal amount of such refinancing or renewal Indebtedness does not exceed the principal amount of such Indebtedness being refinanced or renewed except as permitted under Section 6.01).

(b) For purposes of all determinations of Aggregate Availability, Aggregate Borrowing Base, Aggregate Credit Exposure, Available Commitments, Borrowing Bases, Canadian Letter of Credit Exposure, Canadian Revolving Exposure, Canadian Sublimit, Commitments, Credit Exposure, LC Exposure, Revolving Exposure, Required Lenders, Supermajority Lenders, European Letter of Credit Exposure, European Revolving Exposure, European Sublimit, U.S. Letter of Credit Exposure and U.S. Revolving Exposure (and the components of each of them), any amount in any currency other than dollars shall be deemed to refer to dollars or Dollar Equivalents and any requisite currency translation shall be based on the Spot Selling Rate. For purposes of all calculations and determinations hereunder, and all certificates delivered hereunder, including each Aggregate Borrowing Base Certificate and each Borrowing Base Certificate, all amounts represented by such terms shall be expressed in dollars or Dollar Equivalents.

Section 1.06 Certificates. Except as otherwise expressly provided herein, all certificates required to be delivered by a Financial Officer or other officer of any Loan Party may be delivered by a Financial Officer or other officer, as applicable, of such Loan Party on behalf of such Loan Party and not in such officer’s individual capacity.

ARTICLE II

The Credits

Section 2.01 Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans to (w) the Canadian Co-Borrowers, on a joint and several basis, in dollars or Canadian Dollars from time to time during the Availability Period, (x) the Dutch Co-Borrowers, on a joint and several basis, in dollars or Euros from time to time during the Availability Period, (y) the U.S. Co-Borrowers, on a joint and several basis, in dollars from time to time during the Availability Period and (z) the UK Co-Borrowers, on a joint and several basis, in Euros, Sterling or dollars from time to time during the Availability Period, in an aggregate principal amount for all Revolving Loans to all Borrowers that will not result in (i) such Lender’s Revolving Exposure exceeding such Lender’s Commitment, (ii) the aggregate Revolving Exposure of all Lenders exceeding the lesser of (x) the sum of the total Commitments of all Lenders or (y) the Aggregate Borrowing Base, (iii) the sum of the Canadian Revolving Loans plus Canadian Letter of Credit Exposure, plus Canadian Swingline Loans exceeding the Canadian Sublimit (iv) the sum of the European Revolving Loans, plus European Letter of Credit Exposure plus European Swingline Loans exceeding the European Sublimit, subject, in each case, to the Administrative Agent’s authority, in its sole discretion, to make Protective Advances and Overadvances pursuant to the terms of Sections 2.04 and 2.05. Within the foregoing limits and subject to the terms and conditions set forth herein, the Canadian Co-Borrowers, the Dutch Co-Borrowers, the UK Co-Borrowers and the U.S. Co-Borrowers may borrow, prepay and reborrow Revolving Loans. Subject to, and to the extent provided in, Article XII, Revolving Loans denominated in Euros, Sterling or Canadian Dollars (the “Specified Foreign Currencies”) that are required to be made by a Lender pursuant to this Section 2.01 shall instead be made by JPMCB or its Affiliates and purchased and settled by such Participating Specified Foreign Currency Lender in accordance with Article XII.

Section 2.02 Loans and Borrowings.

(a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. Any Protective Advance, any Overadvance and any Swingline Loan shall be made in accordance with the procedures set forth in Sections 2.04 and 2.05.

(b) Subject to Section 2.14, each Revolving Borrowing denominated in dollars (other than Revolving Borrowings denominated in dollars requested by or on behalf of a UK Co-Borrower or a Dutch Co-Borrower) shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower Representative (or the applicable Borrower) may request in accordance herewith, each Revolving Borrowing denominated in Canadian Dollars shall be comprised entirely of Canadian Prime Loans or CDOR Loans as the Borrower Representative (or the applicable Borrower) may request in accordance herewith, each Revolving Borrowing denominated in Euros or Sterling shall be comprised entirely of Eurodollar Loans and each Revolving Borrowing denominated in dollars requested by or on behalf of a UK Co-Borrower or a Dutch Co-Borrower shall be comprised entirely of Eurodollar Loans. Each U.S. Swingline Loan shall be an ABR Loan, each Canadian Swingline Loan in Canadian Dollars shall be a Canadian Prime Loan, each Canadian Swingline Loan in dollars shall be an ABR Loan and each European Swingline Loan shall be an Overnight LIBO Loan. Each Lender at its option may make any Eurodollar Loan to a U.S. Co-Borrower or any Loan to a Canadian Co-Borrower, a Dutch Co-Borrower or a UK Co-Borrower by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrowers to repay any such Loan in accordance with the terms of this Agreement.

(c) At the commencement of each Interest Period for any Eurodollar Revolving Borrowing, or CDOR Revolving Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. ABR Revolving Borrowings and Canadian Prime Revolving Borrowings may be in any amount. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of 10 Eurodollar Borrowings and CDOR Borrowings in the aggregate.

(d) Notwithstanding any other provision of this Agreement, neither the Borrower Representative nor any Borrower shall be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

(e) Each Loan to the U.S. Co-Borrowers shall be made in dollars, each Loan to the Canadian Co-Borrowers shall be made in dollars or Canadian Dollars, each Loan to the Dutch Co-Borrowers shall be made in dollars or Euros, and each Loan to the UK Co-Borrowers shall be made in dollars, Euros or Sterling.

Section 2.03 Requests for Revolving Borrowings. To request a Revolving Borrowing, the Borrower Representative (or the applicable Borrower) shall notify the Disbursement Agent of such request either in writing (delivered by hand or facsimile or, in the case of notices to the Disbursement Agent with respect to Canadian Revolving Loans or U.S. Revolving Loans, transmission of a pdf file containing an executed copy of the Borrowing Request) in a form approved by the Disbursement Agent and signed by the Borrower Representative (or the applicable Borrower) or by telephone in accordance with the following provisions of this Section 2.03:

(a) in the case of a Loan to a Dutch Co-Borrower or a UK Co-Borrower that is a Eurodollar Borrowing, not later than 1:00 p.m., Local Time, three Business Days before the date of the proposed Borrowing;

(b) in the case of a Loan to a Canadian Co-Borrower denominated in Canadian Dollars (i) that is a Canadian Prime Borrowing, not later than 11:00 a.m., Local Time, on the date of the proposed Borrowing and (ii) that is a CDOR Borrowing, not later than 10:00 a.m., Local Time, three Business Days before the date of the proposed Borrowing;

(c) in the case of a Loan to a Canadian Co-Borrower denominated in dollars (i) that is an ABR Borrowing, not later than 11:00 a.m., Local Time, on the date of the proposed Borrowing and (ii) that is a Eurodollar Borrowing, not later than 10:00 a.m., Local Time, three Business Days before the date of the proposed Borrowing; and

(d) in the case of a Loan to a U.S. Co-Borrower (i) that is an ABR Borrowing, not later than 11:00 a.m., Local Time, on the date of the proposed Borrowing and (ii) that is a Eurodollar Borrowing, not later than 11:00 a.m., Local Time, three Business Days before the date of the proposed Borrowing.

Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile (or, in the case of notices to the Disbursement Agent with respect to Canadian Revolving Loans or U.S. Revolving Loans, transmission of a pdf file to the Disbursement Agent containing an executed copy of the Borrowing Request) of a written Borrowing Request in a form approved by the Disbursement Agent and signed by the Borrower Representative. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.01:

(i) the name of the applicable Borrower;

(ii) the aggregate amount of the requested Borrowing and a breakdown of the separate wires comprising such Borrowing;

(iii) the date of such Borrowing, which shall be a Business Day;

(iv) in the case of a Borrowing requested on behalf of a Canadian Co-Borrower, a Dutch Co-Borrower or a UK Co-Borrower, the currency of the requested Borrowing;

(v) whether such Borrowing is to be an ABR Borrowing, a Canadian Prime Borrowing, a Eurodollar Borrowing or a CDOR Borrowing; and

(vi) in the case of a Eurodollar Borrowing or a CDOR Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period.”

If no election as to the Type of Revolving Borrowing is specified, then (i) a Revolving Borrowing requested in dollars (other a Revolving Borrowing requested by or on behalf of a UK Co-Borrower or a Dutch Co-Borrower) shall be an ABR Borrowing, (ii) a Revolving Borrowing requested in Canadian Dollars shall be a Canadian Prime Borrowing and (iii) a Revolving Borrowing requested in Euros or Sterling and a Revolving Borrowing requested in dollars by or on behalf of a Dutch Co-Borrower or a UK Co-Borrower shall be a Eurodollar Borrowing with an Interest Period of one month. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing or CDOR Revolving Borrowing, then the applicable Borrower(s) shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Disbursement Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

Section 2.04 Protective Advances.

(a) Subject to the limitations set forth below, the Administrative Agent is authorized by the Borrowers and the Lenders, from time to time in the Administrative Agent’s sole discretion (but shall have absolutely no obligation to), to make (or authorize the Disbursement Agent to make) Loans to the U.S. Co-Borrowers, jointly and severally, in dollars, to the Canadian Co-Borrowers, jointly and severally, in dollars or Canadian Dollars, to the Dutch Co-Borrowers, jointly and severally, in dollars or Euros, and to the UK Co-Borrowers, jointly and severally, in dollars, Euros or Sterling, on behalf of all Lenders, which the Collateral Agent, in its Permitted Discretion, deems necessary or desirable (i) to preserve or protect the Collateral, or any portion thereof, (ii) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (iii) to pay any other amount chargeable to or required to be paid by the Borrowers or any of them pursuant to the terms of this Agreement, including payments of reimbursable expenses (including costs, fees, and expenses as described in Section 9.03) and other sums payable under the Loan Documents (any of such Loans are herein referred to as “Protective Advances”); provided that, the aggregate amount of Protective Advances outstanding at any time, together with the aggregate amount of Overadvances outstanding at such time, shall not exceed $8,000,000 (or the Dollar Equivalent thereof); provided further that, the aggregate amount of outstanding Protective Advances plus the aggregate Revolving Exposure shall not exceed the aggregate Commitments; provided further that Protective Advance shall be made only if a Specified Default or Event of Default has occurred and is continuing. Protective Advances may be made even if the conditions precedent set forth in Section 4.02 have not been satisfied. The Protective Advances shall be secured by the Liens in favor of the Administrative Collateral Agent and the UK Security Trustee in and to the Collateral and shall constitute Obligations hereunder. All Protective Advances denominated in dollars (other than Protective Advances to a UK Co-Borrower or a Dutch Co-Borrower) shall be ABR Borrowings, all Protective Advances denominated in Canadian Dollars shall be Canadian Prime Borrowings and all Protective Advances denominated in Euros or Sterling and all Protective Advances to a Dutch Co-Borrower or a UK Co-Borrower denominated in dollars shall be Overnight LIBO Borrowings. The Administrative Agent’s authorization to make Protective Advances may be revoked at any time by the Required Lenders. Any such revocation must be in writing and shall become effective prospectively upon the Administrative Agent’s receipt thereof. At any time that there is sufficient Aggregate Availability and the conditions precedent set forth in Section 4.02 have been satisfied, the Administrative Agent may (and, on at least a weekly basis when any Protective Advance is outstanding, shall) request the Lenders to make a Revolving Loan, in the currency in which the applicable Protective Advance was denominated, to repay a Protective Advance. At any other time the Administrative Agent may (and, on at least a weekly basis when any Protective Advance is outstanding, shall) require the Lenders to fund, in the currency in which the applicable Protective Advance was denominated, their risk participations described in Section 2.04(b).

(b) Upon the making of a Protective Advance by the Administrative Agent or by the Disbursement Agent in accordance with the terms hereof, each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Administrative Agent or Disbursement Agent, as applicable, without recourse or warranty, an undivided interest and participation in such Protective Advance in proportion to its Applicable Percentage. From and after the date, if any, on which any Lender is required to fund its participation in any Protective Advance purchased hereunder, the Administrative Agent or Disbursement Agent, as applicable, shall promptly distribute to such Lender, such Lender’s Applicable Percentage of all payments of principal and interest and all proceeds of Collateral received by the Administrative Agent in respect of such Protective Advance.

Section 2.05 Swingline Loans and Overadvances,

(a) Swingline Loans Generally.

(i) The Disbursement Agent, the U.S. Swingline Lender and the Lenders agree that in order to facilitate the administration of this Agreement and the other Loan Documents, promptly after the Borrower Representative requests an ABR Borrowing on behalf of the U.S. Co-Borrowers (or Cott Holdings requests such Borrowing), the U.S. Swingline Lender may elect to have the terms of this Section 2.05(a)(i) apply to such Borrowing Request by advancing, on behalf of the Lenders and in the amount requested, same day funds to such U.S. Co-Borrower, on the applicable Borrowing date to the Funding Account(s) (each such Loan made solely by the U.S. Swingline Lender pursuant to this Section 2.05(a)(i) is referred to in this Agreement as a “U.S. Swingline Loan”), with settlement among them as to the U.S. Swingline Loans to take place on a periodic basis as set forth in Section 2.05(d). Each U.S. Swingline Loan shall be subject to all the terms and conditions applicable to other ABR Loans funded by the Lenders, except that all payments thereon shall be payable to the U.S. Swingline Lender solely for its own account. The aggregate amount of U.S. Swingline Loans outstanding at any time shall not exceed $8,000,000. The U.S. Swingline Lender shall not make any U.S. Swingline Loan if the requested U.S. Swingline Loan exceeds Aggregate Availability (before giving effect to such U.S. Swingline Loan). All U.S. Swingline Loans shall be ABR Borrowings.

(ii) The Disbursement Agent, the Canadian Swingline Lender and the Lenders agree that in order to facilitate the administration of this Agreement and the other Loan Documents, promptly after the Borrower Representative requests a Canadian Prime Borrowing or an ABR Borrowing on behalf of the Canadian Co-Borrowers (or Company requests such Borrowing), the Canadian Swingline Lender may elect to have the terms of this Section 2.05(a)(ii) apply to such Borrowing Request by advancing, on behalf of the Lenders and in the amount requested, same day funds to such Canadian Co-Borrower, on the applicable Borrowing date to the Funding Account(s) (each such Loan made solely by the Canadian Swingline Lender pursuant to this Section 2.05(a)(ii) is referred to in this Agreement as a “Canadian Swingline Loan”), with settlement among them as to the Canadian Swingline Loans to take place on a periodic basis as set forth in Section 2.05(d). Each Canadian Swingline Loan shall be subject to all the terms and conditions applicable to other Canadian Prime Loans or ABR Loans, as applicable, funded by the Lenders, except that all payments thereon shall be payable to the Canadian Swingline Lender solely for its own account. The aggregate amount of Canadian Swingline Loans outstanding at any time shall not exceed $5,000,000 or the Dollar Equivalent thereof. The Canadian Swingline Lender shall not make any Canadian Swingline Loan if (i) the requested Canadian Swingline Loan exceeds Aggregate

Availability (before giving effect to such Canadian Swingline Loan) or (ii) the making of such Canadian Swingline Loan would result in the sum of total Canadian Revolving Loans, plus Canadian Letter of Credit Exposure, plus Canadian Swingline Loans exceeding the Canadian Sublimit. All Canadian Swingline Loans shall be Canadian Prime Borrowings or ABR Borrowings, as applicable.

(iii) The Disbursement Agent, the European Swingline Lender and the Lenders agree that (a) the Borrower Representative, a UK Co-Borrower or a Dutch Co-Borrower may request Overnight LIBO Borrowings denominated in dollars, Euros and Sterling pursuant to this Section 2.05(a)(iii) and (b) in order to facilitate the administration of this Agreement and the other Loan Documents, promptly after the Borrower Representative requests a Eurodollar Borrowing on behalf of a UK Co-Borrower or a Dutch Co-Borrower (or a UK Co-Borrower or Dutch Co-Borrower requests such borrowing), in each case, the European Swingline Lender may elect to have the terms of this Section 2.05(a)(iii) apply to such Borrowing Request by advancing, on behalf of the Lenders and in the amount requested, same day funds to such UK Co-Borrower or Dutch Co-Borrower, on the applicable Borrowing date to the Funding Account(s) (each such Loan made solely by the European Swingline Lender pursuant to this Section 2.05(a)(iii) is referred to in this Agreement as a “European Swingline Loan”), with settlement among them as to the European Swingline Loans to take place on a periodic basis as set forth in Section 2.05(d). Each European Swingline Loan shall be subject to all the terms and conditions applicable to other Eurodollar Loans funded by the Lenders, except that all payments thereon shall be payable to the European Swingline Lender solely for its own account and all European Swingline Loans shall be Overnight LIBO Borrowings. The aggregate amount of European Swingline Loans outstanding at any time shall not exceed $8,000,000 or the Dollar Equivalent thereof. The European Swingline Lender shall not make any European Swingline Loan if (i) the requested European Swingline Loan exceeds Aggregate Availability (before giving effect to such European Swingline Loan) or (ii) the making of such European Swingline Loan would result in the sum of total European Revolving Loans, plus European Letter of Credit Exposure, plus European Swingline Loans exceeding the European Sublimit.

(b) Any provision of this Agreement to the contrary notwithstanding, at the request of the Borrower Representative, the Disbursement Agent may in its sole discretion (but with absolutely no obligation), make U.S. Revolving Loans to the U.S. Co-Borrowers, jointly and severally, European Revolving Loans to the UK Co-Borrowers and the Dutch Co-Borrowers, jointly and severally, and Canadian Revolving Loans to the Canadian Co-Borrowers, jointly and severally, on behalf of the Lenders, in amounts that exceed Aggregate Availability (any such excess Revolving Loans are herein referred to collectively as “Overadvances”); provided that, no Overadvance shall result in a Default due to Borrowers’ failure to comply with Section 2.01 for so long as such Overadvance remains outstanding in accordance with the terms of this paragraph, but solely with respect to the amount of such Overadvance. In addition, Overadvances may be made even if the condition precedent set forth in Section 4.02(c) has not been satisfied. All Overadvances to the Canadian Co-Borrowers shall constitute Canadian Prime Borrowings or ABR Borrowings, as applicable, and Overadvances to the U.S. Co-Borrowers shall constitute ABR Borrowings. All Overadvances to the UK Co-Borrowers and the Dutch Co-Borrowers shall constitute Overnight LIBO Borrowings. The Disbursement Agent may not make any Overadvances hereunder to the extent that after giving effect thereto, the aggregate amount of Overadvances outstanding at such time, together with the aggregate amount of Protective Advances outstanding at such time, would exceed $8,000,000 (or the Dollar Equivalent thereof) at any time, no Overadvance may remain outstanding for more than thirty days and no Overadvance shall cause any Lender’s Revolving Exposure to exceed its Commitment; provided that, the Required Lenders may at any time revoke the Disbursement Agent’s authorization to make Overadvances. Any such revocation must be in writing and shall become effective prospectively upon the Disbursement Agent’s receipt thereof.

(c) Upon the making of a Swingline Loan or an Overadvance (whether before or after the occurrence of a Default and regardless of whether a Settlement has been requested with respect to such Swingline Loan or Overadvance), each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the applicable Swingline Lender or the Disbursement Agent, as the case may be, without recourse or warranty, an undivided interest and participation in such Swingline Loan or Overadvance in proportion to its Applicable Percentage of the Commitment. The applicable Swingline Lender or the Disbursement Agent may, at any time (and shall, on at least a weekly basis when any Overadvance is outstanding), require the Lenders to fund, in the currency in which the applicable Swingline Loan or Overadvance was denominated, their participations. From and after the date, if any, on which any Lender is required to fund its participation in any Swingline Loan or Overadvance purchased hereunder, the Disbursement Agent shall promptly distribute to such Lender, such Lender’s Applicable Percentage of all payments of principal and interest and all proceeds of Collateral received by the Disbursement Agent in respect of such Loan.

(d) The Disbursement Agent, on behalf of the applicable Swingline Lender, shall request settlement (a “Settlement”) with the Lenders (i) in the case of U.S. Swingline Loans and Canadian Swingline Loans, on at least a weekly basis on any date that the Administrative Agent elects or (ii) in the case of European Swingline Loans, on any date that the Administrative Agent or the UK Security Trustee, as applicable, elects that is no less frequent than once every two weeks, in each case by notifying the Lenders of such requested Settlement by facsimile or e-mail no later than 12:00 noon Local Time (A) on the date of such requested Settlement (the “Settlement Date”) with regard to U.S. Swingline Loans and Canadian Swingline Loans and (B) three Business Days prior to the Settlement Date with regard to European Swingline Loans. Each Lender (other than the Swingline Lenders, in the case of the Swingline Loans) shall transfer, in the currency in which the applicable Loan was denominated, the amount of such Lender’s Applicable Percentage of the outstanding principal amount of the applicable Loan with respect to which Settlement is requested to the Disbursement Agent, to such account of the Disbursement Agent as the Disbursement Agent may designate, not later than 2:00 p.m., Local Time, on such Settlement Date. Settlements may occur during the existence of a Default and whether or not the applicable conditions precedent set forth in Section 4.02 have then been satisfied. Such amounts transferred to the Disbursement Agent shall be applied against the amounts of the applicable Swingline Lender’s Swingline Loans and, together with such Swingline Lender’s Applicable Percentage of such Swingline Loan, shall constitute Revolving Loans of such Lenders, respectively. If any such amount is not transferred to the Disbursement Agent by any Lender on such Settlement Date, the applicable Swingline Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon as specified in Section 2.07.

Section 2.06 Letters of Credit.

(a) General. Subject to the terms and conditions set forth herein, the Borrower Representative may request the issuance of Letters of Credit for its own account or for the account of another Borrower (or any Borrower may request the issuance of Letters of Credit for its own account), in a form reasonably acceptable to the Administrative Agent and the applicable Issuing Bank (a “Letter of Credit Request”), at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by a Borrower to, or entered into by a Borrower with, an Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

(b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower Representative (or the applicable Borrower) shall hand deliver or facsimile (or transmit by other electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank) to the applicable Issuing Bank and the Disbursement Agent (prior to 9:00 a.m., Local Time, at least three Business Days prior to the requested date of issuance, amendment, renewal or extension (or such shorter period as may be agreed to by the Disbursement Agent and the applicable Issuing Bank in their sole discretion)) a Letter of Credit Request, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the currency of such Letter of Credit (which shall be in dollars, Canadian Dollars, Euros or Sterling), the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the applicable Issuing Bank, the applicable Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the U.S. Letter of Credit Exposure shall not exceed $50,000,000, the Canadian Letter of Credit Exposure shall not exceed $4,000,000, the European Letter of Credit Exposure shall not exceed $10,000,000 (or such larger amount (not to exceed the European Sublimit) as the European Issuing Bank may agree in writing) and (ii) the total Revolving Exposures shall not exceed the lesser of the total Commitments and the Aggregate Borrowing Base. No European Letter of Credit shall be issued, amended, renewed or extended if (and upon issuance, amendment, renewal or extension of each Letter of Credit, the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, the sum of the European Revolving Exposure plus the European Letter of Credit Exposure would exceed the European Sublimit. No Canadian Letter of Credit shall be issued, amended, renewed or extended if (and upon issuance, amendment, renewal or extension of each Letter of Credit, the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, the sum of the Canadian Revolving Exposure plus the Canadian Letter of Credit Exposure would exceed the Canadian Sublimit.

(c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date; provided that any Letter of Credit with a one-year tenor may provide for the automatic renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (ii) above); and provided, further, that a Letter of Credit may, upon the request of the applicable Borrower, be renewed for a period beyond the date that is five Business Days prior to the Maturity Date if such Letter of Credit has become subject to cash collateralization (at 103% of the face value of such Letter of Credit) or other arrangements, in each case satisfactory to the Administrative Agent and the applicable Issuing Bank.

(d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of any Issuing Bank or the Lenders, the applicable Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the applicable Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Disbursement Agent, in the same currency as the applicable LC Disbursement, for the account of the applicable Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the Borrowers on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrowers for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(e) Reimbursement. If any Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the applicable Borrower shall reimburse such LC Disbursement by paying to the Disbursement Agent, in the currency in which the applicable Letter of Credit was issued, an amount equal to such LC Disbursement not later than 11:00 a.m., Local Time, on the date that such LC Disbursement is made, if the Borrower Representative or the applicable Borrower shall have received notice of such LC Disbursement prior to 9:00 a.m., Local Time, on such date, or, if such notice has not been received by the Borrower Representative or the applicable Borrower prior to such time on such date, then not later than 11:00 a.m., Local Time, on (i) the Business Day that the Borrower Representative or the applicable Borrower receives such notice, if such notice is received prior to 9:00 a.m., Local Time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower Representative or the applicable Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that the Borrower Representative on behalf of the applicable Borrower (or the applicable Borrower) may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.05 that such payment be financed with a Revolving Borrowing or Swingline Loan in an equivalent amount and like currency and, to the extent so financed, the Borrowers’ obligation to make such payment shall be discharged and replaced by the resulting Revolving Borrowing or Swingline Loan. Any such Borrowing shall be (i) an ABR Borrowing if in dollars (except if such Borrowing was requested by or on behalf of a UK Co-Borrower or a Dutch Co-Borrower), (ii) a Canadian Prime Rate Borrowing if in Canadian Dollars, and (iii) a European Swingline Loan if such Borrowing was requested by or on behalf of a UK Co-Borrower or a Dutch Co-Borrower. If any Borrower fails to make such payment when due, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrowers in respect thereof and such Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Disbursement Agent in the same currency as the applicable LC Disbursement, its Applicable Percentage of the payment then due from the applicable Borrower, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Disbursement Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Disbursement Agent of any payment from a Borrower pursuant to this paragraph, the Disbursement Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse the applicable Issuing Bank, then the Disbursement Agent shall distribute such payment to such Lenders and the applicable Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the applicable Issuing Bank for any LC Disbursement (other than the funding of Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Borrowers or the Loan Guarantors of their respective obligations to reimburse such LC Disbursement.

(f) Obligations Absolute. The Borrowers’ obligations to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrowers’ obligations hereunder. Neither the Administrative Agent, the Collateral Agent, the Lenders nor the Issuing Banks, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the applicable Issuing Bank; provided that the foregoing shall not be construed to excuse the applicable Issuing Bank from liability to any Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by such Borrower that are caused by the applicable Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of an Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the applicable Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(g) Disbursement Procedures. The applicable Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The applicable Issuing Bank shall promptly notify the Administrative Agent, the Disbursement Agent and the Borrower Representative (or applicable Borrower) by telephone (confirmed by facsimile) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrowers or the Loan Guarantors of their obligations to reimburse the applicable Issuing Bank and the Lenders with respect to any such LC Disbursement.

(h) Interim Interest. If any Issuing Bank shall make any LC Disbursement, then, unless a Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that a Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans, in the case of an LC Disbursement by the U.S. Issuing Bank, at the rate per annum then applicable to Canadian Prime Loans, in the case of an LC Disbursement by the Canadian Issuing Bank and at the rate per annum then applicable to Eurodollar Loans, in the case of an LC Disbursement by the European Issuing Bank; provided that, if the Borrowers fail to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(g) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse such Issuing Bank shall be for the account of such Lender to the extent of such payment.

(i) Replacement of the Issuing Banks. Any Issuing Bank may be replaced at any time by written agreement among the Borrower Representative, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, the Borrowers shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

(j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower Representative receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph or if any of the other provisions hereof require cash collateralization, the Borrowers shall deposit in an account with the Administrative Collateral Agent, in the name of the Administrative Collateral Agent and for the benefit of the Administrative Agent, the Collateral Agent and the Lenders (the “LC Collateral Account”), an amount, in cash and in the currency in which the applicable Letters of Credit are denominated, equal to 103% of the LC Exposure as of such date plus accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to any Borrower described in clause (h) or (i) of Article VII. Such deposit shall be held by the Administrative Collateral Agent as collateral for the payment and performance of the Secured Obligations. The Administrative Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account, such account shall be subject to a Deposit Account Control Agreement and each Borrower hereby grants the Administrative Collateral Agent a security interest in the LC Collateral Account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Collateral Agent and at each Borrowers’ risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Collateral Agent to reimburse the applicable Issuing Bank or Issuing Banks for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of Borrowers for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other Secured Obligations. If the Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the applicable Borrower or Borrower Representative for the account of the applicable Borrower within three Business Days after all such Defaults have been cured or waived.

Section 2.07 Funding of Borrowings.

(a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 p.m., Local Time (2:00 p.m., Local Time, in the case of Loans denominated in Sterling or Euros and in the case of a Canadian Prime Borrowing), to the account of the Disbursement Agent most recently designated by it for such purpose by notice to the Lenders in an amount equal to such Lender’s Applicable Percentage; provided that, Swingline Loans shall be made as provided in Section 2.05. The Disbursement Agent will make such Loans available to the Borrower Representative (or, if directed by the Borrower Representative, to the account of the applicable Borrower) by promptly crediting the amounts so received, in like funds, to the Funding Account(s); provided that Revolving Loans made to finance the reimbursement of (i) an LC Disbursement as provided in Section 2.06(e) shall be remitted by the Disbursement Agent to the applicable Issuing Bank and (ii) a Protective Advance or an Overadvance shall be retained by the Disbursement Agent and disbursed in its discretion.

(b) Unless the Disbursement Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Disbursement Agent such Lender’s share of such Borrowing, the Disbursement Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Disbursement Agent, then the applicable Lender and the Borrowers agree (jointly and severally with each other Borrower, but severally and not jointly with the applicable Lenders) to pay to the Disbursement Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the applicable Borrower to but excluding the date of payment to the Disbursement Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Disbursement Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrowers, the interest rate applicable to ABR Loans (in the case of dollar-denominated amounts), Canadian Prime Loans (in the case of Canadian Dollar-denominated amounts) or Overnight LIBO Loans (in the case of Euro or Sterling-denominated amounts). If such Lender pays such amount to the Disbursement Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing.

Section 2.08 Interest Elections.

(a) Each Revolving Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Revolving Borrowing or a CDOR Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower Representative may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Revolving Borrowing or a CDOR Revolving Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower Representative may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, Overadvances or Protective Advances, which may not be converted or continued.

(b) To make an election pursuant to this Section, the Borrower Representative shall notify the Disbursement Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrowers were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Disbursement Agent of a written Interest Election Request in a form approved by the Disbursement Agent and signed by the Borrower Representative.

(c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i) the Borrower and the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing, a Canadian Prime Borrowing, a Eurodollar Borrowing or a CDOR Borrowing; and

(iv) if the resulting Borrowing is a Eurodollar Borrowing or a CDOR Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Eurodollar Borrowing or a CDOR Borrowing but does not specify an Interest Period, then the Borrowers shall be deemed to have selected an Interest Period of one month’s duration.

(d) Promptly following receipt of an Interest Election Request, the Disbursement Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e) If the Borrower Representative fails to deliver a timely Interest Election Request with respect to a Eurodollar Revolving Borrowing or a CDOR Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to (i) an ABR Borrowing, in the case of a Eurodollar Revolving Borrowing denominated in dollars, (ii) an Overnight LIBO Borrowing, in the case of a Eurodollar Revolving Borrowing denominated in Euros or Sterling or (iii) a Canadian Prime Borrowing, in the case of a CDOR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower Representative, then, so long as an Event of Default is continuing (i) no outstanding Revolving Borrowing may be converted to or continued as a Eurodollar Borrowing or a CDOR Borrowing and (ii) unless repaid, (1) each Eurodollar Revolving Borrowing denominated in dollars shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto, (2) each Eurodollar Revolving Borrowing denominated in Euros or Sterling shall be converted to an Overnight LIBO Borrowing at the end of the Interest Period applicable thereto and (3) each CDOR Borrowing shall be converted to a Canadian Prime Borrowing at the end of the Interest Period applicable thereto.

Section 2.09 Termination and Reduction of Commitments; Increase in Commitments.

(a) Unless previously terminated, all Commitments shall terminate on the Maturity Date.

(b) The Borrowers may at any time terminate the Commitments upon (i) the payment in full of all outstanding Loans, together with accrued and unpaid interest thereon and on any Letters of Credit, (ii) the cancellation and return of all outstanding Letters of Credit (or alternatively, with respect to each such Letter of Credit, the furnishing to the Administrative Collateral Agent of a cash deposit in the currency in which the applicable Letters of Credit are denominated (or at the discretion of the Administrative Agent a back up standby letter of credit satisfactory to the Administrative Agent and in the currency in which the applicable Letters of Credit are denominated) equal to 103% of the LC Exposure as of such date), (iii) the payment in full of the accrued and unpaid fees and (iv) the payment in full of all reimbursable expenses and other Obligations together with accrued and unpaid interest thereon.

(c) The Borrowers may from time to time reduce the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000, (ii) the Borrowers shall not reduce the Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.10, the sum of the Revolving Exposures would exceed the lesser of the total Commitments and the Aggregate Borrowing Base and (iii) the Borrowers shall not reduce the Commitments to an aggregate amount less than $75,000,000 (except for a termination of the Commitments under paragraph (b) of this Section).

(d) The Borrower Representative shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) or (c) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower Representative pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Borrower Representative may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower Representative (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

(e) The Borrowers shall have the right to increase the aggregate Commitments by obtaining additional Commitments, either from one or more of the Lenders or another lending institution; provided that (i) any such request for an increase shall be in a minimum amount of $10,000,000 (or if less, the remaining principal amount of increases that are available under paragraph (f) of this Section), (ii) the Borrower Representative, on behalf of the Borrowers, may make a maximum of two (2) such requests, (iii) the Administrative Agent has approved the identity of any such new Lender, such approval not to be unreasonably withheld, (iv) any such new Lender assumes all of the rights and obligations of a “Lender” hereunder, and (v) the procedure described in Section 2.09(f) has been satisfied; provided, further with respect to any Commitment increase occurring more than 60 days after the Restatement Effective Date, Borrowers shall give the existing Lenders at least ten Business Days’ written notice that it intends to increase the Commitments (which notice shall include the amount of such proposed increase) and Borrowers shall give the existing Lenders the first opportunity to provide such increase in the Commitment during such ten Business Day period prior to agreeing to any increased Commitment with any new Lender. If more than one existing Lender offers to provide the increased Commitment, such increase shall be allocated amount the offering Lenders pro rata.

(f) Any amendment hereto for such an increase or addition shall be in form and substance satisfactory to the Administrative Agent and shall only require the written signatures of the Administrative Agent, the Borrowers and the Lender(s) being added or increasing their Commitment, subject only to the approval set forth in Section 9.02(b) if any such increase would cause the Commitments to exceed $350,000,000. As a condition precedent to such an increase, the Borrowers shall deliver to the Administrative Agent a certificate of each Loan Party (in sufficient copies for each Lender) signed by an authorized officer of such Loan Party (i) certifying that such increase is permitted by the 2016 Notes Documents, the 2017 Notes Documents, the Additional Senior Secured Indebtedness Documents, the Additional Unsecured Indebtedness Documents, the Junior Secured Indebtedness Documents (if the same are then outstanding), and by the terms of any Replacement Indenture with respect to any of the foregoing (if the same is then outstanding) and, with respect to any such increase, assuming a borrowing of the maximum amount of loans available under such increase together with any increases previously made pursuant to the terms of this Agreement, and certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of the Borrowers, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article III and the other Loan Documents are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (B) no Default exists.

(g) Within a reasonable time after the effective date of any increase, the Administrative Agent shall, and is hereby authorized and directed to, revise the Commitment Schedule to reflect such increase and shall distribute such revised Commitment Schedule to each of the Lenders and the Borrowers, whereupon such revised Commitment Schedule shall replace the old Commitment Schedule and become part of this Agreement. On the Business Day following any such increase, all outstanding Loans shall be reallocated among the Lenders (including any newly added Lenders) in accordance with the Lenders’ respective revised Applicable Percentages.

Section 2.10 Repayment and Amortization of Loans; Evidence of Debt.

(a) The Borrowers hereby unconditionally promise to pay (i) to the Disbursement Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan on the Maturity Date, (ii) to the Disbursement Agent the then unpaid amount of each Protective Advance on the earlier of the Maturity Date and demand by the Disbursement Agent and (iii) to the Disbursement Agent the then unpaid principal amount of each Overadvance on the earliest of the Maturity Date, the 30th day after such Overadvance is made and demand by the Disbursement Agent.

(b) At all times that full cash dominion is in effect pursuant to any Security Agreement, and in any event at all times with respect to collections of the UK Co-Borrowers and Loan Parties organized under the laws of England and Wales, on each Business Day, the Disbursement Agent shall apply all funds credited to the Collection Account on such Business Day or the immediately preceding Business Day (at the discretion of the Disbursement Agent, whether or not immediately available) first to prepay any Protective Advances and Overadvances that may be outstanding, pro rata, and second to prepay the Revolving Loans (including Swing Line Loans) without a corresponding reduction in Commitments and to cash collateralize outstanding LC Exposure.

(c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(d) The Disbursement Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Disbursement Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(e) The entries made in the accounts maintained pursuant to paragraph (c) or (d) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Disbursement Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement.

(f) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrowers shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times

(including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

Section 2.11 Prepayment of Loans.

(a) The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (e) of this Section.

(b) Except for Overadvances permitted under Section 2.05, in the event and on such occasion that the total Revolving Exposure exceeds the lesser of (A) the aggregate Commitments or (B) the Aggregate Borrowing Base, including as a result of any currency exchange fluctuation, the Borrowers shall prepay the Revolving Loans, LC Exposure and/or Swingline Loans in an aggregate amount equal to such excess.

(c) In the event and on each occasion that any Net Proceeds are received by or on behalf of any Loan Party in respect of any Prepayment Event, the Borrowers shall, immediately after such Net Proceeds are received by any Loan Party, prepay the Obligations as set forth in Section 2.11(d) below in an aggregate amount equal to 100% of such Net Proceeds; provided that, (i) in the case of any event described in clause (1) of the definition of the term “Prepayment Event,” no prepayment under this Section shall be required unless and until the aggregate amount of proceeds from all such Prepayment Events after the Restatement Effective Date exceeds $5,000,000, and (ii) in the case of any event described in clause (1) or (2) of the definition of the term “Prepayment Event,” if the Borrower Representative shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Loan Parties intend to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 180 days after receipt of such Net Proceeds (which period will be extended to up to a date not later than 360 days after the receipt of such Net Proceeds if within such 180 day period the applicable Loan Party enters into a binding contract to acquire, replace or rebuild), to acquire (or replace or rebuild) real property, equipment or other tangible assets (excluding inventory) to be used in the business of the Loan Parties, and certifying that no Specified Default has occurred and is continuing, then either (x) so long as full cash dominion is not in effect, no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds specified in such certificate or (y) if full cash dominion is in effect, if the Net Proceeds specified in such certificate are to be applied by (A) the Borrowers, then such Net Proceeds shall be applied by the Administrative Agent to reduce the outstanding principal balance of the Revolving Loans (without a permanent reduction of the Commitment) and upon such application, the Administrative Agent shall establish a Reserve against the Aggregate Borrowing Base in an amount equal to the amount of such proceeds so applied and (B) any Loan Party that is not a Borrower, then such Net Proceeds shall be deposited in a cash collateral account maintained with the Administrative Collateral Agent or the UK Security Trustee and in either case, thereafter, such funds shall be made available to the applicable Loan Party as follows:

(1) the Borrower Representative shall request a Revolving Loan (specifying that the request is to use Net Proceeds pursuant to this Section) or the applicable Loan Party shall request a release from the cash collateral account be made in the amount needed;

(2) so long as the conditions set forth in Section 4.02 have been met, the Lenders shall make such Revolving Loan or the Administrative Collateral Agent or the UK Security Trustee shall release funds from the cash collateral account; and

(3) in the case of Net Proceeds applied against the Revolving Loan, the Reserve established with respect to such proceeds shall be reduced by the amount of such Revolving Loan;

provided that to the extent of any such Net Proceeds therefrom that have not been so applied by the end of such 180-day period (or 360 day period, if applicable), at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied.

(d) All such amounts pursuant to Section 2.11(c) shall be applied, first to prepay any Protective Advances and Overadvances that may be outstanding, pro rata, and second to prepay the Revolving Loans (including Swing Line Loans) without a corresponding reduction in the Commitment and, if full cash dominion is in effect pursuant to Section 7.3 of the applicable U.S. Security Agreement and Section 7.3 of the applicable Canadian Security Agreement or if an Event of Default has occurred and is continuing, to cash collateralize outstanding LC Exposure. Notwithstanding the foregoing, if any payment pursuant to this Section would require a payment on a day that is not the last day of an Interest Period and if such payment would otherwise require the payment of break funding amounts pursuant to Section 2.16, then (so long as no Event of Default has then occurred and is continuing) the Borrowers may deposit such required payments in a cash collateral account with the Administrative Collateral Agent, subject to the sole dominion and control of the Administrative Collateral Agent and make the required payment at the end of the appropriate Interest Period.

(e) The Borrower Representative shall notify the Disbursement Agent (and in the case of prepayment of a Swingline Loan, the applicable Swingline Lender) by telephone (confirmed by facsimile or, in the case of Canadian Swingline Loans and U.S. Swingline Loans, by transmission of a pdf file containing such notice) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Revolving Borrowing or CDOR Revolving Borrowing, not later than 10:00 a.m., Local Time, three Business Days before the date of prepayment, or (ii) in the case of prepayment of an ABR Revolving Borrowing, a Canadian Prime Revolving Borrowing or an Overnight LIBO Revolving Borrowing, not later than 10:00 a.m., Local Time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.09, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.09. Promptly following receipt of any such notice relating to a Revolving Borrowing, the Disbursement Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Revolving Borrowing shall be in an amount that would be permitted in the case of an advance of a Revolving Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Revolving Borrowing shall be applied ratably to the Revolving Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

Section 2.12 Fees.

(a) The Borrowers agree to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at a rate per annum equal to 0.25% of the average daily amount of the Available Commitment of such Lender during the period from and including the Restatement Effective Date to but excluding the date on which the Lenders’ Commitments terminate. Accrued commitment fees shall be payable in arrears on the first day of each calendar month and on the date on which the Commitments terminate, commencing on the first such date to occur after the Restatement Effective Date. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed.

(b) The Borrowers agree to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate used to determine the interest rate applicable to Eurodollar Loans on the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Restatement Effective Date to but excluding the later of the date on which such Lender’s Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the applicable Issuing Bank a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Restatement Effective Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure, as well as such Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of each calendar month shall be payable on the first day of each calendar month following such last day, commencing on the first such date to occur after the Restatement Effective Date; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed.

(c) The Borrowers agree to pay fees payable under the Fee Letters in the amounts, to the Persons and at the times set forth in the Fee Letters to which they are a party.

(d) All fees payable hereunder shall be paid on the dates due, in immediately available dollars, to the Administrative Agent (or to the applicable Issuing Bank, in the case of fees payable to an Issuing Bank) for distribution, in the case of commitment fees and participation fees, to the Lenders; provided that participation fees and fronting fees in respect of Letters of Credit denominated in dollars shall be paid in dollars, and participation fees and fronting fees in respect of Letters of Credit denominated in a currency other than dollars shall be paid in such currency. Fees paid shall not be refundable under any circumstances.

Section 2.13 Interest.

(a) The Loans comprising each ABR Borrowing (including each U.S. Swingline Loan, each Canadian Swingline Loan denominated in dollars, and each Overadvance and Protective Advance in dollars (other than each Protective Advance and Overadvance to a Dutch Co-Borrower or a UK Co-Borrower denominated in dollars)) shall bear interest at the Alternate Base Rate plus the Applicable Rate.

(b) The Loans comprising each Canadian Prime Borrowing (including each Canadian Swingline Loan, Overadvance and Protective Advance in Canadian Dollars) shall bear interest at the Canadian Prime Rate plus the Applicable Rate.

(c) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(d) The Loans comprising each CDOR Borrowing shall bear interest at the CDOR Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(e) The Loans comprising each Overnight LIBO Borrowing (including each European Swingline Loan each Overadvance and Protective Advance in Euros or Sterling, and each Protective Advance and Overadvance to a Dutch Co-Borrower or a UK Co-Borrower denominated in dollars) shall bear interest at the Overnight LIBO Rate plus the Applicable Rate.

(f) Notwithstanding the foregoing, during the occurrence and continuance of an Event of Default, and upon written notice from the Administrative Agent (which notice may be effective retroactively to the date of Default and which notice shall be given by the Administrative Agent upon the written instructions of the Required Lenders) or automatically in the case of a Default described in clauses (h), (i) or (j) of Article VII (i) all Loans shall bear interest at 2% plus the rate otherwise applicable to such Loans as provided in the preceding paragraphs of this Section and (ii) in the case of any other amount outstanding hereunder, such amount shall accrue at 2% plus the Base Rate. In addition, in the event of a Default in the payment of any amount due hereunder other than principal of a Loan (whether or not such Default shall then constitute an Event of Default), such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (1) in the case of any other amount denominated in dollars, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section, (2) in the case of any other amount denominated in Canadian Dollars, 2% plus the rate applicable to Canadian Prime Loans as provided in paragraph (b) of this Section and (3) in the case of any other amount denominated in Euros or Sterling, 2% plus the rate applicable to Overnight LIBO Loans as provided in paragraph (e) of this Section. Such interest shall be payable on written demand.

(g) Accrued interest on each Loan (for ABR Loans, Canadian Prime Loans and Overnight LIBO Loans, accrued through the last day of the prior calendar month) shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (f) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan or Canadian Prime Revolving Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan or CDOR Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(h) All interest hereunder shall be computed on the basis of a year of 360 days, except that (i) interest computed by reference to the Canadian Prime Rate or CDOR Rate and interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and (ii) interest computed by reference to LIBO Rate with respect to loans denominated in Sterling shall be computed on the basis of a year of 365 days, and in each case shall be payable for the actual number of days elapsed. The applicable Alternate Base Rate, Canadian Prime Rate, Adjusted LIBO Rate, LIBO Rate, CDOR Rate or Overnight LIBO Rate shall be determined by the Disbursement Agent, and such determination shall be conclusive absent manifest error.

(i) All interest hereunder shall be paid in the currency in which the Loan giving rise to such interest is denominated.

(j) For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest or fees to which the rates of interest or fees provided in this Agreement and the other Loan Documents (and stated herein or therein, as applicable, to be computed on the basis of 360 days or any other period of time less than a calendar year) are equivalent are the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 360 or such other period of time, respectively.

Section 2.14 Alternate Rate of Interest.

(a) If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining (including, without limitation, by means of an Interpolated Rate) the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

(ii) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower Representative and the Lenders by telephone or facsimile as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower Representative and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Eurodollar Borrowing shall be ineffective, (ii) if any Borrowing Request requests a Eurodollar Revolving Borrowing denominated in dollars, such Borrowing shall be made as an ABR Borrowing and (iii) if any Borrowing Request requests a Eurodollar Revolving Borrowing denominated in Euros or Sterling, such Borrowing shall be made as an Alternate Rate Borrowing.

(b) If at any time:

(i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Overnight LIBO Rate; or

(ii) the Administrative Agent is advised by the Required Lenders that the Overnight LIBO Rate will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in any Overnight LIBO Borrowing;

then the Administrative Agent shall give notice thereof to the Borrower Representative and the Lenders by telephone or facsimile as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower Representative and the Lenders that the circumstances giving rise to such notice no longer exist, any Overnight LIBO Borrowing (including any European Swingline Loan) shall be made as an Alternate Rate Borrowing.

(c) If prior to the commencement of any Interest Period for a CDOR Borrowing:

(i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the CDOR Rate, as applicable, for such Interest Period; or

(ii) the Administrative Agent is advised by the Required Lenders that the CDOR Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower Representative and the Lenders by telephone or facsimile as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower Representative and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a CDOR Borrowing shall be ineffective and (ii) if any Borrowing Request requests a CDOR Borrowing, such Borrowing shall be made as a Canadian Prime Borrowing.

(d) Notwithstanding anything herein to the contrary, if at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a)(i),(b)(i) or (c)(i) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a)(i),(b)(i) or (c)(i) have not arisen but the supervisor for the administrator of the LIBO Screen Rate or the Overnight LIBO Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBO Screen Rate or the Overnight LIBO Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower Representative shall endeavor to establish alternate rates of interest to the LIBO Rate and the Overnight LIBO Rate that gives due consideration to the then prevailing market convention for determining rates of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rates of interest and such other related changes to this Agreement as may be applicable. Notwithstanding anything to the contrary in Section 9.02, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this clause (d) (but, in the case of the circumstances described in clause (a)(ii), (b)(ii) or (c)(ii), only to the extent the LIBO Screen Rate for such Interest Period is not available or published at such time on a current basis), (x) any Borrowing Request that requests the conversion of any Borrower to, or continuation of any Borrowing as, a LIBO Borrowing shall be ineffective, (y) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as a Borrowing of ABR Loans unless, notwithstanding anything to the contrary in this Agreement, such Borrower elects in its discretion to rescind such Borrowing Request; provided that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

Section 2.15 Increased Costs.

(a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate or Overnight LIBO Rate) or any Issuing Bank;

(ii) impose on any Lender or any Issuing Bank or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or CDOR Loans, Overnight LIBO Loans or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein; or

(iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, or other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Lender of making, continuing, converting into or maintaining any CDOR Loan, Overnight LIBO Loan or Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or such Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or such Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrowers will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered. This Section 2.15(a) does not apply to the extent any such increased cost is attributable to the willful breach by the relevant Lender or its Affiliates of any law or regulation as determined by a court of competent jurisdiction in a final, non-appealable judgment.

(b) If any Lender or any Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Bank’s capital or on the capital of such Lender’s or such Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrowers will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered.

(c) A certificate of a Lender or any Issuing Bank setting forth in reasonable detail the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower Representative and shall be conclusive absent manifest error. The Borrowers shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Borrower Representative of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.16 Break Funding Payments; Illegality.

(a) In the event of (i) the payment of any principal of any Eurodollar Loan or CDOR Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (ii) the conversion of any Eurodollar Loan or CDOR Loan other than on the last day of the Interest Period applicable thereto, (iii) the failure to borrow, convert, continue or prepay any Eurodollar Loan or CDOR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.09(d) and is revoked in accordance therewith), or (iv) the assignment of any Eurodollar Loan or CDOR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower Representative pursuant to Section 2.19, then, in any such event, the Borrowers shall compensate each Lender for the loss (but not the loss of the Applicable Rate), cost and expense attributable to such event. In the case of a Eurodollar Loan or CDOR Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (x) the amount of interest (excluding the Applicable Rate) which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate or the CDOR Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (y) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market, or for Canadian Dollar deposits of a comparable amount and period to such CDOR Loan from other banks in the Canadian bankers’ acceptance market, as applicable. A certificate of any Lender setting forth in reasonable detail any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower Representative and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

(b) If any Lender shall provide written notice to the Administrative Agent and the Borrower Representative that any Change in Law since the date of this Agreement makes it unlawful or impossible, or any central bank or other Governmental Authority asserts that it is unlawful or impossible, for such Lender or its applicable lending office to make, maintain or fund Eurodollar Loans hereunder (i) with respect to Loans denominated in dollars (A) upon receipt of such notification, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Loans denominated in dollars, (B) each Eurodollar Loan of such Lender denominated in dollars will automatically be converted to Base Rate Loans on the last day of the then current Interest Period therefor or, if earlier, on the date specified by such Lender in such notification (which date shall be no earlier than the last day of any applicable grace period permitted by applicable law) and (C) the obligation of such Lender to make or continue affected Eurodollar Loans denominated in dollars or to convert Loans into Eurodollar Loans denominated in dollars shall be suspended until the Administrative Agent or such Lender shall notify the Borrower Representative that the circumstances causing such suspension no longer exist and (ii) with respect to Loans denominated in a currency other than dollars, (A) upon receipt of such notification, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Loans denominated in such currency, (B) each Eurodollar Loan of such Lender denominated in such currency will automatically be converted to an Alternate Rate Borrowing or a Canadian Prime Borrowing, as applicable, on the last day of the then current Interest Period therefor if such Lender may lawfully continue to maintain such Loan or, if earlier, on the date specified by such Lender in such notification, or immediately, if such Lender shall determine that it may not lawfully continue to maintain such Eurodollar Loan to such date, and (C) the obligation of such Lender to make or continue affected Eurodollar Loans denominated in such currency or to convert Loans into Eurodollar Loans denominated in such currency shall be suspended until the Administrative Agent or such Lender shall notify the Borrower Representative that the circumstances causing such suspension no longer exist.

Section 2.17 Taxes.

(a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes except as required by applicable law. If any applicable law (as determined in the good faith discretion of any applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. A UK Co-Borrower is not required to make an increased payment to a Lender under this Section 2.17 for a tax deduction in respect of tax imposed by the United Kingdom from a payment of interest on a Borrowing, if on the date on which the payment falls due:

(i) the payment could have been made to the relevant Lender without a tax deduction if it was a UK Qualifying Lender, but on that date that Lender is not or has ceased to be a UK Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration or application of) any law or Treaty, or any published practice or concession of any relevant taxing authority; or

(ii) (1) the relevant Lender is a UK Qualifying Lender solely under sub-paragraph 2 of the definition of UK Qualifying Lender, (2) an officer of H.M. Revenue & Customs has given (and not revoked) a direction (a “Direction”) under section 931 of the UK Income Tax Act 2007 (as that provision has effect on the date on which the relevant Lender became a party to this Agreement) which relates to that payment and that Lender has received from the relevant UK Co-Borrower a certified copy of such Direction; and (3) the payment could have been made to the Lender without any tax deduction in the absence of such Direction; or

(iii) the relevant Lender is a UK Qualifying Lender solely under sub-paragraph 2 of the definition of UK Qualifying Lender (a “UK Non-Bank Lender”)

and it has not, other than by reason of any change after the date of this Agreement in (or in the interpretation, administration, or application of) any law, or any published practice or concession of any relevant taxing authority, given a Tax Confirmation to the relevant UK Co-Borrower.

(b) UK Tax Confirmations. A UK Non-Bank Lender which is or becomes a party to this Agreement either on the Restatement Effective Date or on the day on which it accedes to this Agreement gives a Tax Confirmation to the UK Co-Borrowers by entering into or acceding to this Agreement.

(c) Changes in UK Tax Confirmations. A UK Non-Bank Lender shall promptly notify the UK Co-Borrowers and the Administrative Agent if there is any change in the position from that set out in the Tax Confirmation.

(d) Payment of Other Taxes by the Borrowers. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes.

(e) Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.17, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(f) Indemnification by the Loan Parties. The Loan Parties shall jointly and severally indemnify each Recipient, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that the Loan Parties shall have no obligation to the extent to which a loss, liability or cost is compensated for under Section 2.17(a) or would have been compensated for under Section 2.17(a) but was not compensated on account of the availability of one of the exclusions to Section 2.17(a). A certificate as to the amount of such payment or liability delivered to the Borrower Representative by a Lender or an Issuing Bank (in each case with a copy to the Administrative Agent), or by the Administrative Agent or the Collateral Agent on its own behalf or on behalf of a Lender or an Issuing Bank, shall be conclusive absent manifest error.

(g) Indemnification by the Lenders. Each Lender shall severally indemnify each Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified such Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(g) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by such Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by any Agent shall be conclusive absent manifest error. Each Lender hereby authorizes each Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by such Agent to such Lender from any other source against any amount due to such Agent under this paragraph.

(h) Status of Lenders.

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax, which in the case of the UK Co-Borrowers shall only be the case where the Lender is a UK Qualifying Lender, with respect to payments made under any Loan Document shall deliver to the Borrower Representative (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower Representative or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower Representative or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower Representative or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower Representative or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(h)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, in the event that any Borrower is a U.S. Person,

(A) any Lender that is a U.S. Person shall deliver to the Borrower Representative and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower Representative and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) in the case of a Foreign Lender claiming that its extension of credit will generate U.S. effectively connected income, executed originals of IRS Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of a Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable; or

(4) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each Beneficial Owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower Representative and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the

Borrower Representative or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrowers or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower Representative and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower Representative or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower Representative or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower Representative and the Administrative Agent in writing of its legal inability to do so.

(i) Additional United Kingdom Withholding Tax Matters. (i) Subject to clauses (ii) and (iii) below, a Treaty Lender and each UK Co-Borrower which makes a payment to which that Treaty Lender is entitled shall co-operate in completing any procedural formalities necessary for that UK Co-Borrower to obtain authorization to make that payment without withholding or deduction for Taxes imposed under the laws of the United Kingdom; (ii) (A) a Treaty Lender which becomes a Treaty Lender on the day on which this Agreement is entered into that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall provide its scheme reference number and its jurisdiction of tax residence to the UK Co-Borrowers and the Administrative Agent; and (B) a Treaty Lender which becomes a Treaty Lender hereunder after the day on which this Agreement is entered into that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall provide its scheme reference number and its jurisdiction of tax residence to the UK Co-Borrowers and the Administrative Agent, and, having done so, that Treaty Lender shall be under no further obligation pursuant to paragraph (h)(i) and (i)(i) above; (iii) nothing in paragraph (i) above shall require a Treaty Lender to: (A) register under the HMRC DT Treaty Passport scheme; (B) apply the HMRC DT Treaty Passport scheme to any Borrowings if it has so registered; or (C) file Treaty forms if it has included an indication to the effect that it wishes the HMRC DT Treaty Passport scheme to apply to this Agreement in accordance with paragraph (i)(ii) above and the UK Co-Borrowers making that payment have not complied with their obligations under paragraph (i)(iv) below; (iv) if a Treaty Lender has confirmed its scheme reference number and its jurisdiction of tax residence in accordance with paragraph (i)(ii) above the relevant UK Co-Borrowers shall make a Borrower DTTP filing, and where (1) that Borrower DTTP Filing has been rejected by HM Revenue & Customs; or (2) HM Revenue & Customs has not given the relevant UK Co-Borrowers authority to make payments to that Treaty Lender without a deduction for tax within 60 days of the date of the Borrower DTTP Filing, and, in each case, the relevant UK Co-Borrowers have notified that Treaty Lender in writing, that Treaty Lender and the relevant UK Co-Borrower shall co-operate in completing any additional procedural formalities necessary for that UK Co-Borrower to obtain authorization to make that payment without withholding or deduction for Taxes imposed under the laws of the United Kingdom; (v) if a Lender has not confirmed its scheme reference number and jurisdiction of tax residence in accordance with paragraph (i)(ii) above, no UK Co-Borrower shall make a Borrower DTTP Filing or file any other form relating to the HMRC DT Treaty Passport scheme in respect of that Lender’s Commitment(s) or its participation in any Loan unless the Lender otherwise agrees; (vi) a UK Co-Borrower shall, promptly on making a Borrower DTTP Filing, deliver a copy of that Borrower DTTP Filing to the Administrative Agent for delivery to the relevant Treaty Lender; and (vii) a Treaty Lender shall notify the UK Co-Borrowers and Administrative Agent if it determines in its sole discretion that it ceases to be entitled to claim the benefits of an income tax treaty to which the United Kingdom is a party with respect to payments made by the UK Co-Borrowers hereunder.

(j) [reserved.]

(k) Treatment of Certain Refunds. If the Administrative Agent, Disbursement Agent, the Collateral Agent or a Lender determines, in its sole discretion exercised in good faith, that it has received a refund (including any foreign tax credit to the extent such credit results in actual tax savings that would not otherwise be available to such Administrative Agent, Disbursement Agent, Collateral Agent or Lender) of any Taxes or Other Taxes as to which it has been indemnified by the Loan Parties or with respect to which the Loan Parties have paid additional amounts pursuant to this Section 2.17, it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Loan Parties under this Section 2.17 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any indemnified party to make available its tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person nor shall it be construed to require the Administrative Agent, the Disbursement Agent, the Collateral Agent or a Lender, as the case may be, to apply for or otherwise initiate any refund contemplated in this paragraph.

(l) VAT Reimbursement. All amounts set out, or expressed to be payable under any Loan Document by any party to the Administrative Agent, the Disbursement Agent, the Collateral Agent, any Lender or any Issuing Bank which (in whole or in part) constitute the consideration for VAT purposes shall be deemed to be exclusive of any VAT which is chargeable on such supply. If VAT is chargeable on any supply made by the Administrative Agent, the Disbursement Agent, the Collateral Agent, any Lender or any Issuing Bank to any party under any Loan Document, that party shall pay to the Administrative Agent, the Disbursement Agent, the Collateral Agent, such Lender or such Issuing Bank as the case may be (in addition to and at the same time as paying the consideration) an amount equal to the amount of the VAT (and such Administrative Agent, Disbursement Agent, Collateral Agent, Lender or Issuing Bank as the case may be must promptly provide an appropriate VAT invoice to that party).

(m) VAT Indemnification. Where any party is required under any Loan Document to reimburse the Administrative Agent, the Disbursement Agent, the Collateral Agent, any Lender or any Issuing Bank as the case may be for any costs or expenses, that party shall also at the same time pay and indemnify the Administrative Agent, the Disbursement Agent, the Collateral Agent, any Lender or any Issuing Bank as the case may be against all VAT incurred by the Administrative Agent, the Disbursement Agent, the Collateral Agent, such Lender or such Issuing Bank as the case may be in respect of the costs or expenses to the extent that the Administrative Agent, the Disbursement Agent, the Collateral Agent, such Lender or such Issuing Bank as the case may be reasonably determines that it is not entitled to credit or repayment of the VAT.

(n) Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

(o) Defined Terms. For purposes of this Section 2.17, (i) the term “applicable law” includes FATCA, (ii) the term “UK Co-Borrower” shall include any Borrower payments from which under this Agreement or any Loan Document are subject to withholding Taxes imposed by the laws of the United Kingdom, and (iii) the term “Lender” includes any Issuing Bank.

(p) For purposes of determining withholding Taxes imposed under FATCA, from and after the Restatement Effective Date, the Borrowers and the Agents shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

Section 2.18 Payments Generally; Allocation of Proceeds; Sharing of Set-offs.

(a) The Borrowers shall make each payment required to be made by them hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to 2:00 p.m., Local Time, on the date when due, in immediately available funds, without set-off or counterclaim. Except as otherwise expressly set forth herein, all payments of Loans shall be paid in the currency in which such Loans were made. Any amounts received after such time on any date may, in the discretion of the Disbursement Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Disbursement Agent at its offices at (i) for payments of U.S. Revolving Loans, U.S. Swingline Loans, LC Disbursements of any U.S. Issuing Bank, fronting fees payable to any U.S. Issuing Bank, Overadvances denominated in dollars, Protective Advances denominated in dollars, fees payable pursuant to Section 2.12(a), participation fees payable pursuant to Section 2.12(b), fees payable pursuant to 2.12(c) and all other payments in dollars, 10 South Dearborn Street, Chicago, Illinois 60603 USA, (ii) for payments of Canadian Revolving Loans, Canadian Swingline Loans, LC Disbursements of the Canadian Issuing Bank, fronting fees payable to the Canadian Issuing Bank, Overadvances denominated in Canadian Dollars and Protective Advances denominated in Canadian Dollars, 200 Bay Street, Suite 1800, Royal Bank Plaza, South Tower, Toronto, Ontario M5J 2J2 and (iii) for payments of European Revolving Loans, European Swingline Loans, LC Disbursements of the European Issuing Bank, fronting fees payable to the European Issuing Bank, Overadvances denominated in Sterling or Euros and Protective Advances denominated in Sterling or Euros, Loan & Agency, 6th Floor, 25 Bank Street, Canary Wharf, London, E14 5JP, United Kingdom, except payments to be made directly to an Issuing Bank or a Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. The Disbursement Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars, except that all payments in respect of Loans (and interest thereon) and Letters of Credit shall be made in the same currency in which such Loan was made or such Letter of Credit was issued. At all times that full cash dominion is in effect pursuant to any Security Agreement, and at all times with respect to collections of the UK Co-Borrowers and Loan Parties organized under the laws of England and Wales, solely for purposes of determining the amount of Loans available for borrowing purposes, checks (in addition to immediately available funds applied pursuant to Section 2.10(b)) from collections of items of payment and proceeds of any Collateral shall be applied in whole or in part against the Obligations, on the Business Day after receipt, subject to actual collection.

(b) Any proceeds of Collateral received by the Administrative Agent (i) not constituting either (A) a specific payment of principal, interest, fees or other sum payable under the Loan Documents (which shall be applied as specified by the Borrowers), (B) a mandatory prepayment (which shall be applied in accordance with Section 2.11) or (C) amounts to be applied from the Collection Account when full cash dominion is in effect or which represent the proceeds at any time of collections of the UK Co-Borrowers and Loan Parties organized under the laws of England and Wales (which shall be applied in accordance with Section 2.10(b)) or (ii) after an Event of Default has occurred and is continuing and the

Administrative Agent so elects or the Required Lenders so direct, such funds shall be applied ratably first, to pay any fees, indemnities, or expense reimbursements including amounts then due to the Administrative Agent, the Disbursement Agent, the Collateral Agent and any Issuing Bank from the Borrowers (other than in connection with Banking Services or Swap Agreement Obligations), second, to pay any fees or expense reimbursements then due to the Lenders from the Borrowers (other than in connection with Banking Services or Swap Agreement Obligations), third, to pay interest due in respect of the Overadvances and Protective Advances ratably, fourth, to pay the principal of the Overadvances and Protective Advances ratably, fifth, to pay interest then due and payable on the Loans (other than the Overadvances and Protective Advances) ratably, sixth, to prepay principal on the Loans (other than the Overadvances and Protective Advances) and unreimbursed LC Disbursements ratably, seventh, to pay an amount to the Administrative Collateral Agent equal to one hundred three percent (103%) of the aggregate undrawn face amount of all outstanding Letters of Credit, to be held as cash collateral for such Obligations, eighth, to payment of any amounts owing with respect to Banking Services and Swap Agreement Obligations that are Secured Obligations, and ninth, to the payment of any other Secured Obligation due to the Administrative Agent, the Disbursement Agent, the Collateral Agent or any Lender by the Borrowers. Notwithstanding the foregoing, amounts received from any Loan Party shall not be applied to any Excluded Swap Obligation of such Loan Party. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrower Representative, or unless a Specified Default is in existence, neither the Administrative Agent, the Disbursement Agent, the Collateral Agent nor any Lender shall apply any payment which it receives to any Eurodollar Loan or CDOR Loan of a Class, except (a) on the expiration date of the Interest Period applicable to any such Eurodollar Loan or CDOR Loan or (b) in the event, and only to the extent, that there are no outstanding ABR Loans or Canadian Prime Loans of the same Class and, in any such event, the Borrowers shall pay the break funding payment required in accordance with Section 2.16. The Disbursement Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Secured Obligations.

(c) At the election of the Administrative Agent or the Disbursement Agent, as the case may be, all payments of principal, interest, LC Disbursements, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees and expenses pursuant to Section 9.03), and other sums payable under the Loan Documents, may be paid from the proceeds of Borrowings made hereunder whether made following a request by the Borrower Representative pursuant to Section 2.03 or a deemed request as provided in this Section or may be deducted from any deposit account of any Borrower maintained with the Disbursement Agent. Each Borrower hereby irrevocably authorizes (i) the Disbursement Agent to make a Borrowing for the purpose of paying each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents and agrees that all such amounts charged shall constitute Loans (including Swingline Loans and Overadvances, but such a Borrowing may only constitute a Protective Advance if it is to reimburse costs, fees and expenses as described in Section 9.03) and that all such Borrowings shall be deemed to have been requested pursuant to Sections 2.03, 2.04 or 2.05, as applicable and (ii) the Disbursement Agent to charge any deposit account of any Borrower maintained with the Disbursement Agent for each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents.

(d) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrowers or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

(e) Unless the Administrative Agent shall have received notice from the Borrower Representative prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or an Issuing Bank hereunder that the Borrowers will not make such payment, the Administrative Agent and the Disbursement Agreement may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the applicable Issuing Bank, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders or the applicable Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent and, if applicable, the Disbursement Agent, forthwith on demand the amount so distributed to such Lender or such Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent and, if applicable, the Disbursement Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(f) If any Lender shall fail to make any payment required to be made by it hereunder, then the Administrative Agent and, if applicable, the Disbursement Agent, may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by it for the account of such Lender to satisfy such Lender’s obligations hereunder until all such unsatisfied obligations are fully paid and/or (ii) hold any such amounts in a segregated account as cash collateral for, and apply any such amounts to, any future funding obligations of such Lender hereunder; application of amounts pursuant to clauses (i) and (ii) above shall be made in such order as may be determined by the Administrative Agent and, if applicable, the Disbursement Agent, in its discretion.

Section 2.19 Mitigation Obligations; Replacement of Lenders. If any Lender requests compensation under Section 2.15, or if the Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or with respect to clause (b) below, if any Lender becomes a Defaulting Lender, then:

(a) such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender (and the Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment);

(b) the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrowers shall have received the prior written consent of the Administrative Agent (and if a Commitment is being assigned, each Issuing Bank), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.

Section 2.20 Returned Payments. If after receipt of any payment which is applied to the payment of all or any part of the Obligations, the Administrative Agent, Disbursement Agent, the Collateral Agent, the UK Security Trustee, any Issuing Bank or any Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Administrative Agent, the Disbursement Agent, the Collateral Agent, the UK Security Trustee, or such Lender. The provisions of this Section 2.20 shall be and remain effective notwithstanding any contrary action which may have been taken by the Administrative Agent, the Disbursement Agent, the Collateral Agent, the UK Security Trustee, any Issuing Bank or any Lender in reliance upon such payment or application of proceeds. The provisions of this Section 2.20 shall survive the termination of this Agreement.

Section 2.21 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) the commitment fee payable pursuant to Section 2.12(a) shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender;

(b) the Commitment and Revolving Exposure of such Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 9.02), provided that any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender which (i) affects such Defaulting Lender differently than other affected Lenders (other than as a result of such Defaulting Lender having a greater or lesser Revolving Exposure or Commitment than other affected Lenders) or (ii) would increase the Commitment of the Defaulting Lender, shall require the consent of such Defaulting Lender;

(c) if any Swingline Exposure or LC Exposure exists at the time a Lender becomes a Defaulting Lender then:

(i) all or any part of such Swingline Exposure and LC Exposure shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent (x) the sum of all non-Defaulting Lenders’ Revolving Credit Exposures plus such Defaulting Lender’s Swingline Exposure and LC Exposure does not exceed the total of all non-Defaulting Lenders’ Commitments and (y) the conditions set forth in Section 4.02 are satisfied at such time;

(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, at the request of the Administrative Agent, the Borrowers shall within one Business Day following notice by the Administrative Agent (x) first, prepay such Swingline Exposure and (y) second, cash collateralize such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.06(j) for so long as such LC Exposure is outstanding;

(iii) if the Borrowers cash collateralize any portion of such Defaulting Lender’s LC Exposure pursuant to Section 2.21(c), the Borrowers shall not be required to pay any fees pursuant to Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized;

(iv) if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to Section 2.21(c), then the fees payable to the Lenders pursuant to Section 2.12(a) and Section 2.12(b) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; or

(v) if any Defaulting Lender’s LC Exposure is neither cash collateralized nor reallocated pursuant to Section 2.21(c), then, without prejudice to any rights or remedies of each Issuing Bank or any Lender hereunder, all facility fees that otherwise would have been payable to such Defaulting Lender (solely with respect to the portion of such Defaulting Lender’s Commitment that was utilized by such LC Exposure) and letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to each Issuing Bank until such LC Exposure is cash collateralized and/or reallocated;

(d) so long as any Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, amend or increase any Letter of Credit, unless it is satisfied that 100% of the related exposure will be covered by the Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrowers in accordance with Section 2.21(c) or pursuant to Section 2.21(e)(iii) or such other arrangements that are satisfactory to such Issuing Bank; and

(e) in the event and on the date that each of the Administrative Agent, each Borrower, each Issuing Bank and each Swingline Lender agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and LC Exposure of the other Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage.

Section 2.22 Joint and Several Liability. Each Borrower is accepting joint and several liability with the other Borrowers hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Administrative Agent, the Collateral Agent, the UK Security Trustee, the Issuing Banks and the Lenders under this Agreement, for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations of each Borrower. Each Borrower, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including any Obligations arising under this Section 2.22), it being the intention of the parties hereto that all the Obligations of the Borrowers shall be the joint and several obligations of each Borrower without preferences or distinction among them. If and to the extent that any Borrower shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Obligation. The Obligations of each Borrower under the provisions of this Section 2.22 constitute the absolute and unconditional, full recourse Obligations of each Borrower enforceable against each such Borrower to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstances whatsoever. Nothing contained in this Section 2.22 shall effect the obligations of any Borrower or any other Loan Party under any other provision of this Agreement (including Article X hereof) or any other Loan Document.

Section 2.23 Special Provisions Relating to a Re-Denomination Event.

(a) On the date of the occurrence of a Re-Denomination Event, automatically in the case of an Event of Default under clause (h) or (i) of Article VII, or, in any other case, upon notice (which may be by e-mail) from the Administrative Agent to the Borrower Representative, (i) all then outstanding Loans denominated in a currency other than dollars and all LC Disbursements in respect of Letters of Credit issued for the account of any Person in a currency other than dollars, shall be automatically converted into Loans maintained in, and LC Disbursements owing by such Person in, dollars (in an amount equal to the Dollar Equivalent of the aggregate principal amount of the respective Loans or LC Disbursements on the date such Re-Denomination Event first occurred, which Loans or LC Disbursements (x) shall continue to be owed by such Person, (y) shall at all times thereafter be deemed to be Alternate Base Rate Loans and (z) shall be immediately due and payable on the date such Re-Denomination Event has occurred) and (ii) all principal, accrued and unpaid interest and other amounts owing with respect to such Loans and LC Disbursements shall be immediately due and payable in dollars, taking the Dollar Equivalent of such principal amount, accrued and unpaid interest and other amounts.

(b) Upon and after the occurrence of a Re-Denomination Event and, if applicable, delivery of the notice described in clause (a) above, all amounts from time to time accruing with respect to, and all amounts from time to time payable on account of, Loans denominated in a currency other than dollars (including, without limitation, any interest and other amounts which were accrued but unpaid on the date of such Re-Denomination Event) and LC Disbursements owing in a currency other than dollars shall be payable in dollars (taking the Dollar Equivalents of all such amounts on the date of the occurrence of the respective Re-Denomination Event, with all calculations for periods after the Re-Denomination Event being made as if the respective such Loans or LC Disbursements had originally been made in dollars) and shall be distributed by the Administrative Agent pursuant to the terms of the Loan Documents.

(c) The Administrative Agent will, as soon as practicable after the occurrence thereof, notify each Lender of any redenomination and conversion under this Section 2.23; provided that any failure to give such notice shall not affect the validity of such redenomination and conversion.

Section 2.24 Minimum interest payment – Swiss Withholding Tax.

(a) The rates of interest provided for in this Agreement are minimum interest rates.

(b) When entering into this Agreement, the parties hereto have assumed that the interest payable at the rates set out in Section 2.13 or in other Sections of this Agreement, if any, is not and will not become subject to Swiss Withholding Tax. This notwithstanding, if a Tax deduction or withholding is required by law in respect of any interest payable by a Swiss Loan Guarantor under any Loan Document and should it be unlawful for any Swiss Loan Guarantor to comply with Section 2.17(a) for any reason, where this would otherwise be required by the terms of Section 2.17 (a), then:

(i) the applicable interest rate in relation to that interest payment shall be the interest rate which would have applied to that interest payment as otherwise provided for by this Agreement, divided by one minus the rate at which the relevant Tax deduction or withholding is required to be made under Swiss domestic tax law and/or applicable double taxation treaties (where the rate at which the relevant Tax deduction or withholding is required to be made is for this purpose expressed as a fraction of one); and

(ii) the Swiss Loan Guarantor shall (A) pay the relevant interest at the adjusted rate in accordance with paragraph (i) above and (B) make the Tax deduction or withholding on the interest so recalculated, and all references to a rate of interest under the Loan Documents shall be construed accordingly.

ARTICLE III

Representations and Warranties

Each Loan Party represents and warrants to the Lenders that:

Section 3.01 Organization; Powers. Each of the Loan Parties and each of its Restricted Subsidiaries is duly organized, validly existing and in good standing (to the extent such concept exists in the relevant jurisdiction) under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing (to the extent such concept exists in the relevant jurisdiction) in, every jurisdiction where such qualification is required.

Section 3.02 Authorization; Enforceability. The Transactions and, to the extent relevant to such Loan Party, the Refresco Transaction, are within each Loan Party’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders. The Loan Documents to which each Loan Party is a party have been duly executed and delivered by such Loan Party and constitute a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 3.03 Governmental Approvals; No Conflicts. The Transactions (including the incurrence of Indebtedness on the date of each Borrowing or other extension of credit hereunder) and, to the extent relevant to such Loan Party, the Refresco Transaction, (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (b) will not violate any Requirement of Law applicable to any Loan Party or any of its Subsidiaries, (c) will not violate or result in a default under any indenture or other agreement governing Indebtedness or any other material agreement or other instrument binding upon any

Loan Party or any of its Restricted Subsidiaries, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Restricted Subsidiaries and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Restricted Subsidiaries, except Liens created pursuant to the Loan Documents and Permitted Liens.

Section 3.04 Financial Condition; No Material Adverse Change.

(a) The Company has heretofore furnished to the Lenders the Company’s consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended December 31, 2016, reported on by PricewaterhouseCoopers LLP, independent public accountants, and (ii) as of and for the fiscal quarters and the portions of the fiscal year ended March 31, 2017, June 30, 2017, and September 31, 2017, certified by its chief financial officer. Such financial statements described in the preceding sentence present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

(b) No event, change or condition has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect, since December 31, 2016.

Section 3.05 Properties.

(a) As of the Restatement Effective Date, Schedule 3.05(a) sets forth the address and the estate of each parcel of real property that is owned or leased by each Loan Party. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists except where the failure of such lease or sublease to be valid and enforceable or the existence of any such default could not reasonably be expected to result in a Material Adverse Effect. Each of the Loan Parties has good and indefeasible (or in the province of Ontario, Canada, marketable and insurable, or in the UK, good and marketable) title to, or valid leasehold interests in, all its real and personal property, except where the failure to have such title or interests, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. None of the real and personal property of any Loan Party is subject to any Lien, except for Permitted Liens.

(b) Each Loan Party owns, or is licensed to use, all Intellectual Property used in its business as currently conducted, except where the failure to own such Intellectual Property or possess such license, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. A correct and complete list of all (i) Intellectual Property owned by any Loan Party as of the Restatement Effective Date which is subject of a registration or application in (1) the United States Patent and Trademark Office or United States Copyright Office, (2) the Benelux Office for Intellectual Property, (3) the United Kingdom Intellectual Property Office, (4) the European Union Intellectual Property Office or European Patent Office, (5) the Canadian Intellectual Property Office, (6) the Netherlands Patent Office, or (7) the Luxembourg Office of Intellectual Property of the Ministry of Economy and

Foreign Trade and (ii) material exclusive Intellectual Property license agreements under which any Loan Party is a licensee, as of the Restatement Effective Date, is set forth on Schedule 3.05(b) of the Confidential Disclosure Letter. The use of Intellectual Property by the Loan Parties and the conduct of the business of the Loan Parties, as currently conducted does not, to their knowledge, infringe upon or otherwise violate in any material respect the rights of any other Person, and there are no claims pending, or to the Loan Parties’ knowledge, threatened, to such effect. As of the Restatement Effective Date, the Loan Parties’ rights with respect to Intellectual Property owned by the Loan Parties are not subject to any licensing agreements or similar arrangement other than as set forth on Schedule 3.05(b) of the Confidential Disclosure Letter or as is not material to their business as currently conducted.

Section 3.06 Litigation and Environmental Matters.

(a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Loan Party, threatened against or affecting the Loan Parties or their Restricted Subsidiaries (i) which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve this Agreement or the Transactions.

(b) (i) Except for the Disclosed Matters, neither any Loan Party nor any of its Subsidiaries (1) has received notice of any claim with respect to any Environmental Liability or (2) knows of any basis for any Environmental Liability that could, in the case of this clause (2), reasonably be expected to result in a Material Adverse Effect and (ii) except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither any Loan Party nor their Restricted Subsidiaries (1) has failed to comply with any applicable Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law or (2) has become subject to any Environmental Liability.

(c) Since the Restatement Effective Date, there has been no change in the status of the Disclosed Matters, in each case that, individually or in the aggregate, has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

Section 3.07 Compliance with Laws and Agreements. Each Loan Party and each of their Restricted Subsidiaries is in compliance with all Requirements of Law (other than Environmental Law, which is addressed by Section 3.06) applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

Section 3.08 Investment Company Status. Neither any Loan Party nor any of their respective Restricted Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

Section 3.09 Taxes. Each Loan Party and each of their Restricted Subsidiaries has timely filed or caused to be filed all material Tax returns and reports required to have been filed and has paid or caused to be paid all material Taxes required to have been paid by it, except

Taxes that are being contested in good faith by appropriate proceedings and for which such Loan Party or Restricted Subsidiary has set aside on its books adequate reserves. No tax liens have been filed and no claims are being asserted with respect to any such taxes except where (a) such liens or claims are being contested in good faith by appropriate proceedings, (b) such Loan Party or Restricted Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) such liens or claims could not reasonably be expected to result in a Material Adverse Effect. Each of the Company and its Subsidiaries has withheld all employee withholdings and has made all employer contributions to be withheld and made by it pursuant to applicable law on account of the Canada and Quebec pension plans, employment insurance and employee income taxes. As of the Restatement Effective Date, no Taxes are imposed on, or by virtue of, the execution or delivery by Aimia Foods Limited of any Loan Document, other than payment of fees in connection with the registration of any Security Agreement as described in clause (c) of Section 3.16. Aimia Foods Limited is not required to make any deduction for or on account of Tax from any payment it may make under any Loan Document to a Lender which is (a) a UK Qualifying Lender (i) falling within paragraph (1) of the definition of “UK Qualifying Lender” or (ii) except where a Direction (as defined in Section 2.17(a)(ii)) has been given under section 931 of the UK Income Tax Act 2007 in relation to the payment concerned, falling within paragraph (2) of the definition of “UK Qualifying Lender”; or (b) a Treaty Lender and the payment is one specified in a direction given by the Commissioner of Revenue & Customs under Regulation 2 of the Double Taxation Relief (Taxes on Income) (General) Regulations 1970 (SI 1970/488). Each Borrower is resident for Tax purposes only in the jurisdiction of its establishment or incorporation as the case may be. None of the Dutch Co-Borrowers is part of a consolidated tax group, except if such group consists solely of Loan Parties.

Section 3.10 ERISA; Canadian Pension Plans; Benefit Plans.

(a) No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect.

(b) As of the Restatement Effective Date, Schedule 3.10 lists all Canadian Union Plans, Canadian Benefit Plans and Canadian Pension Plans currently maintained or contributed to by the Loan Parties and their Subsidiaries. The Canadian Pension Plans are duly registered under the ITA and all other applicable laws which require registration. Each Loan Party and each of their Subsidiaries has complied with and performed all of its obligations under and in respect of the Canadian Pension Plans and Canadian Benefit Plans under the terms thereof, any funding agreements and all applicable laws, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect. All employer and employee payments, contributions or premiums required to be remitted, paid to or in respect of each Canadian Pension Plan, Canadian Union Plan or Canadian Benefit Plan by a Loan Party have been paid in a timely fashion in accordance with the terms thereof, any funding agreement and all applicable laws, except where required by law or collective agreement or where the failure to do so could not reasonably be expected to result in a Material Adverse Effect. To the knowledge of any Loan Party, there have been no improper withdrawals or applications of the assets of the Canadian Pension Plans or the Canadian Benefit Plans. No promises of benefit improvements under the Canadian Pension Plans or the Canadian Benefit Plans have been made except where such improvement could not be reasonably expected to have a Material Adverse Effect. There has been no partial termination of any Canadian Defined Benefit Pension Plan and no facts or circumstances have occurred or existed that could result, or be reasonably anticipated to result, in the declaration of a partial termination of any such plan under Requirements of Law. Except as set forth on Schedule 3.10, there are no outstanding disputes concerning the assets of the Canadian Pension Plans, the Canadian Benefit Plans or, with respect to the Canadian Union Plans, there are no outstanding disputes involving any Loan Party, in each case that could reasonably be expected to have a Material Adverse Effect. As of the Restatement Effective Date, none of the Loan Parties sponsors any Canadian Defined Benefit Pension Plan or any other Canadian Pension Plan that requires the preparation of an actuarial report, except for the liabilities of Aquaterra under the Canadian Defined Benefit Pension Plan set forth on Schedule 3.10.

(c) None of the UK Co-Borrowers or any of their respective Subsidiaries is or has at any time after April 27, 2004 been (1) an employer (for the purposes of Sections 38 to 51 of the Pensions Act 2004) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the Pensions Schemes Act 1993), other than the UK Pension Scheme, or (2) “connected” with or an “associate” of (as those terms are used in Sections 39 and 43 of the Pensions Act 2004) such an employer.

(d) The Borrowers are not entities deemed to hold “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section  3(42) of ERISA) of one or more Benefit Plans.

Section 3.11 Disclosure. Each Borrower has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any Subsidiary is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the Restatement Agreement, this Agreement or any other Loan Document (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrowers represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time delivered and, if such projected financial information was delivered prior to the Restatement Effective Date, as of the Restatement Effective Date.

Section 3.12 Material Agreements. Neither any Loan Party nor any of their respective Restricted Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any material agreement to which it is a party or (ii) any agreement or instrument evidencing or governing Material Indebtedness except in each case, where such default could not reasonably be expected to result in a Material Adverse Effect.

Section 3.13 Solvency.

(a) (i) The fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or fall due for payment; and (iv) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted after the Restatement Effective Date.

(b) No Loan Party intends to, and no Loan Party believes that it will, incur debts beyond its ability to pay such debts as they mature, or fall due for payment, taking into account the timing of and amounts of cash to be received by it and the timing of the amounts of cash to be payable on or in respect of its Indebtedness.

Section 3.14 Insurance. Schedule 3.14 of the Confidential Disclosure Letter sets forth a description of all insurance maintained by or on behalf of the Loan Parties as of the Restatement Effective Date. As of the Restatement Effective Date, all premiums in respect of such insurance or successor insurance policies have been paid. The Borrowers believe that the insurance maintained by or on behalf of the Loan Parties is adequate.

Section 3.15 Capitalization and Subsidiaries. As of the Restatement Effective Date, Schedule 3.15 sets forth (i) a correct and complete list of the name and relationship to the Company of each and all of the Company’s Subsidiaries, (ii) a true and complete listing of each class of each of the Borrowers’ authorized Equity Interests, of which all of such issued shares are validly issued, outstanding, fully paid and non-assessable (to the extent such concepts are applicable), and, in the case of Loan Parties (other than the Company) and their Subsidiaries owned beneficially and of record by the Persons identified on Schedule 3.15, and (iii) the type of entity of the Company and each of its Subsidiaries. Each of the issued and outstanding Equity Interests owned by any Loan Party in each of their Subsidiaries has been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and is fully paid and non-assessable.

Section 3.16 Security Interest in Collateral. Subject to Section 5.18, the provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of, as applicable, the UK Security Trustee or the Administrative Collateral Agent, for the benefit of the Administrative Collateral Agent and the Lenders, and upon filing of UCC financing statements (or their equivalent under the PPSA or other applicable laws), as necessary, the taking of actions or making of filings with respect to Intellectual Property registrations or applications issued or pending, and, in the case of real property, filing of the Mortgages as necessary, such Liens constitute perfected and continuing Liens on the Collateral, securing the Secured Obligations, enforceable against the applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral except in the case of (a) Permitted Liens, to the extent any such Permitted Liens would have priority over the Liens in favor of the Administrative Collateral Agent or the UK Security Trustee, as applicable, pursuant to any applicable law, (b) Permitted Perfection Limitations and (c) Liens created by a UK Co-

Borrower where (i) registration of particulars of such Liens at the Companies Registration Office in England, Scotland and Wales is required under Section 859A of the Companies Act of 2006, (ii) registration of particulars of such Liens at the Trade Marks Registry at the Patent Office in England, Scotland and Wales is required or (iii) registration of such Liens at the Land Registry or Land Charges Registry in England, Scotland and Wales is required and, in any such case, such registration is not duly effected.

Section 3.17 Employment Matters. As of the Restatement Effective Date, there are no strikes, lockouts or slowdowns, and no unfair labor practice charges, against any Loan Party and their Restricted Subsidiaries pending or, to the knowledge of the Borrowers, threatened. The hours worked by and payments made to employees of the Loan Parties and their Subsidiaries have not been in violation of the Fair Labor Standards Act, the Employee Standards Act (Ontario) or any other applicable federal, provincial, territorial, state, local or foreign law dealing with such matters, in each case in any material respect. All material payments due from any Loan Party or any Subsidiary, or for which any claim may be made against any Loan Party or any Subsidiary, on account of wages, vacation pay and employee health and welfare insurance and other benefits, including on account of the Canada and Quebec Pension Plans, have been paid or accrued as a liability on the books of the Loan Party or such Subsidiary.

Section 3.18 Common Enterprise. The successful operation and condition of each of the Loan Parties is dependent on the continued successful performance of the functions of the group of the Loan Parties as a whole and the successful operation of each of the Loan Parties is dependent on the successful performance and operation of each other Loan Party. Each Loan Party expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from (i) successful operations of each of the other Loan Parties and (ii) the credit extended by the Lenders to the Borrowers hereunder, both in their separate capacities and as members of the group of companies. Each Loan Party has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such Loan Party is within its purpose, will be of direct and indirect benefit to such Loan Party, and is in its best interest.

Section 3.19 Certain Material Indebtedness. The Borrowers have delivered to the Administrative Agent true, complete and correct copies of the 2016 Notes Documents and the 2017 Notes Documents (including all schedules, exhibits and annexes to each of the foregoing), and within two Business Days of the effectiveness thereof (or such later date as the Administrative Agent may agree in its Permitted Discretion), shall have delivered to the Administrative Agent true, complete and correct copies of each of the Additional Senior Secured Indebtedness Documents, the Additional Unsecured Indebtedness Documents, the Junior Secured Indebtedness Documents, the Replacement Notes Documents (including all schedules, exhibits and annexes thereto). The Loans and all other Secured Obligations of the Loan Parties under this Agreement and each of the other Loan Documents are permitted to be incurred under the 2016 Notes Documents, the 2017 Notes Documents, the Additional Senior Secured Indebtedness Documents, the Additional Unsecured Indebtedness Documents, the Junior Secured Indebtedness Documents, the Replacement Notes Documents (in each case to the extent that such documents are effective and the obligations thereunder have not been paid or discharged in full). This Agreement is within the definition of any or all of “ABL Facility”, “Bank Indebtedness”, “Credit Agreement”, and “First-Priority Obligation” (or similar defined terms), as applicable, under the 2016 Notes Documents, the 2017 Notes Documents, the Additional Senior Secured Indebtedness Documents, the Additional Unsecured Indebtedness Documents, the Junior Secured Indebtedness Documents and the Replacement Notes Documents (in each case to the extent that such documents are effective and the obligations thereunder have not been paid or discharged in full).

Section 3.20 Centre of Main Interests. For the purposes of the Council of the European Union Regulation No. 1346/2000 on Insolvency Proceedings (the “Regulation”), the centre of main interests (as that term is used in Article 3(1) of the Regulation) of each Loan Party incorporated in the European Union is situated in its jurisdiction of incorporation and it has no “establishment” (as that term is used in Article 2(h) of the Regulation) in any other jurisdiction.

Section 3.21 Stock Ownership. As of the Restatement Effective Date, the fair market value of all Permitted Margin Stock is less than $40,000.

Section 3.22 Unrestricted Subsidiaries. As of the Restatement Effective Date, the aggregate amount of EBITDA and total assets of all Unrestricted Subsidiaries, including the Unrestricted Subsidiaries listed on Schedule 1.01(b) (other than Decantae and the Eden Group) does not exceed 5.0% of EBITDA for the period of four fiscal quarters of the Company and its Subsidiaries (other than Decantae and the members of the Eden Group that are not Loan Parties as of the Restatement Effective Date) most recently ended for which financial statements have been or are required to have been delivered pursuant to Sections 5.01(a) or 5.01(b), as applicable, or 5.0% of consolidated total assets of the Company and its Subsidiaries as of the last day of such four fiscal quarter period.

Section 3.23 Anti-Corruption, Anti-Terrorism, and Anti-Money Laundering Laws, and Sanctions Laws and Regulations.

(a) Each Loan Party and its Subsidiaries and, to the best knowledge of each Loan Party, its Affiliates and their respective directors, officers, employees, and agents, in each case when such director, officer, employee or agent is acting on behalf of or purporting to act on behalf of any Loan Party, (i) conduct and has conducted their business in compliance with Anti-Corruption Laws and applicable Sanctions, (ii) have instituted and maintained, and will maintain and enforce, policies and procedures designed to promote and achieve compliance with such laws and applicable Sanctions, (iii) is not in violation of any applicable laws relating to terrorism or money laundering (“AML/Anti-Terrorism Laws”), including but not limited to, (x) the USA PATRIOT Act (y) any Requirement of Law comprising or implementing the Bank Secrecy Act of 1970, and (z) any Requirement of Law administered by the United States Department of the Treasury’s Office of Foreign Asset Control or any applicable Canadian Economic Sanctions and Export Control Laws (as any of the foregoing Laws described in this clause (iii) may from time to time be amended, renewed, extended, or replaced). No Borrowing or Letter of Credit, use of proceeds or other financing transaction contemplated by the Loan Documents will violate Anti-Corruption Laws or applicable Sanctions.

(b) None of the Loan Parties or their Subsidiaries or, to the best knowledge of each Loan Party, their Affiliates or their respective directors, officers, employees, agents or representatives acting or benefiting in any capacity in connection with this Agreement

(i) is a Designated Person; (ii) is a Person that is owned or controlled by a Designated Person (the terms “owned” and “controlled” being defined as set forth in the applicable Sanctions (but only if such definitions are set forth in such Sanctions)); (iii) is, if in violation of Sanctions or applicable law, located, organized or resident in a Sanctioned Country; (iv) has directly or indirectly engaged in, or is now directly or indirectly engaged in, in each case in violation of applicable law, any dealings or transactions (1) with any Designated Person, (2) in any Sanctioned Country, or (3) otherwise in violation of Sanctions; or (v) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any applicable AML/Anti-Terrorism Law.

Section 3.24 Use of Proceeds. No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, for any purpose that violates any of the Regulations of the Board, including Regulations T, U and X.

Section 3.25 EEA Financial Institutions. No Loan Party is an EEA Financial Institution.

ARTICLE IV

Conditions

Section 4.01 Conditions to Amendment and Restatement. The amendment and restatement of the Existing Credit Agreement pursuant to the Restatement Agreement, and the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

(a) Credit Agreement and Loan Documents. The Administrative Agent (or its counsel) shall have received executed counterparts of each of the following, properly executed by an authorized officer of each applicable signing Loan Party, Agent, Issuing Bank and Lender, each in form and substance reasonably satisfactory to the Administrative Agent and each of the Lenders:

(i) the Restatement Agreement;

(ii) (x) the Reaffirmation Agreement; Grant and Amendment No. 4 to U.S. Security Agreement, dated as of the Restatement Effective Date (the “U.S. Reaffirmation”), and (y) the Reaffirmation Agreement; Grant and Amendment No. 4 to Canadian Security Agreement, dated as of the Restatement Effective Date;

(iii) the following English law Liens:

(A) a Debenture creating fixed and floating charges over all of their assets and undertaking by all of Restatement Loan Parties incorporated in England (as defined and referred to in the Restatement Agreement), together with such notices and acknowledgements, and similar documents to perfect any security over any such assets (in particular Accounts and bank accounts) as the Agent shall require;

(B) a mortgage over shares in Cott UK Acquisition Limited by the Company, together with the share certificate therefor and an undated stock transfer form executed by the Company in respect thereof;

(C) a fixed charge over intellectual property rights by the Company, Cott Beverages LLC and DS Services;

(D) a fixed charge over debts owing to Cott Beverages Luxembourg Sarl by Cott UK Acquisition Limited;

(E) a fixed charge over a bank account by Cott Switzerland GmbH, together with such notice and acknowledgement, and similar documents to perfect any security over any that bank account as the Agent shall require;

(iv) the Collateral Confirmation Agreement, dated as of the Restatement Effective Date, in respect of each Dutch Security Agreement;

(v) the Confirmation Agreement, dated as of the Restatement Effective Date, in respect of each Luxembourg Security Agreement;

(vi) the Swiss Quota Pledge Agreement and the Confirmation Agreement, dated as of the Restatement Effective Date, in respect of the Swiss Account Pledge Agreement;

(viii) updated Borrowing Base Certificates and an Aggregate Borrowing Base Certificate, dated the Restatement Effective Date, and certifying the Borrowing Base as of December 30, 2017 after giving effect to the Transactions and the Refresco Transaction;

(ix) to the extent applicable, a Note (or replacement Note) executed by each applicable Borrower in favor of each Lender that has requested a Note reasonably in advance of the Restatement Effective Date; and

(x) such amendments to, amendments and restatements of, confirmations or reaffirmations of, or supplements to, existing Security Agreements or other Loan Documents, such additional Security Agreements, Loan Documents, and other filings or actions, in each case as the Administrative Agent, the Administrative Collateral Agent or the UK Security Trustee may require in connection with the Transactions.

(b) Opinions. The Agents, the Issuing Banks, the Swingline Lenders and the Lenders shall have received opinions of counsel, in form and substance satisfactory to the Administrative Agent, relating to the Restatement Agreement, this Agreement, the Security Agreements, and the other Loan Documents.

(c) Corporate Documents. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Restatement Effective Date and executed by its Secretary, Assistant Secretary or Director, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the Restatement Agreement, this Agreement, and the other Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the Financial Officers, as applicable, and any other officers of such Loan Party authorized to sign the Restatement Agreement, and the Loan Documents to which it is a party, and (C) contain appropriate attachments, including the certificate or articles of incorporation, articles of association or organization of such Loan Party, together with all amendments thereto except in the case where consolidated articles of association are provided, each certified by a Financial Officer of such Loan Party and the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws, memorandum and articles of association or operating, management or partnership agreement (or other equivalent organizational documents), together with all amendments thereto, each certified by a Financial Officer of such Loan Party, and (ii) to the extent such concept exists in the relevant jurisdiction, a short form or long form certificate of good standing, status or compliance (or confirmation (including through legal opinion) that telephonic and online searches have been conducted at the English Central Index of Winding Up Petitions and UK Companies House (or similar authorities in other jurisdictions) respectively on the Restatement Effective Date with respect to the Loan Parties organized under the laws of England and Wales and, if applicable, the Netherlands and Luxembourg), as applicable, together with any bring-down certificates, confirmations or facsimiles, if any, for each Loan Party from its jurisdiction of organization, each dated a recent date on or prior to the Restatement Effective Date, and, for each Loan Party organized under the laws of Luxembourg, (x) an extract of the Register of Trade and Companies of Luxembourg for such Person and (y) a certificate of non-inscription of a judicial decision issued by the Register of Trade and Companies of Luxembourg in relation to each Loan Party incorporated in Luxembourg.

(d) Lien Search Results. The Administrative Agent shall have received the results of recent lien searches for each Loan Party prior to the Restatement Effective Date, in each of the jurisdictions reasonably requested by the Administrative Agent, and such search results or title reports shall reveal no Liens on any of the assets of the Loan Parties except for Permitted Liens or those discharged on or prior to the Restatement Effective Date pursuant to a pay-off letter or other documentation satisfactory to the Administrative Agent.

(e) Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code and PPSA financing statement) required by the Collateral Documents or under law or reasonably requested by the Administrative Collateral Agent or the UK Security Trustee to be filed, registered or recorded in order to create, continue or preserve in favor of the Administrative Collateral Agent, for the benefit of the Lenders, or the UK Security Trustee, as applicable, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 6.02), shall be delivered to the Administrative Agent in proper form for filing, registration or recordation.

(f) Disclosed Matters. The Administrative Agent shall have received a letter, dated as of the Restatement Effective Date, signed by a Financial Officer of the Borrower Representative and detailing the Disclosed Matters as of the Restatement Effective Date, which letter shall be made available to the Lenders.

(g) Funding Accounts. The Administrative Agent shall have received a written notice setting forth the deposit account(s) of the Borrowers (the “Funding Accounts”) to which the Administrative Agent, the Disbursement Agent and the Lenders are authorized by the Borrowers to transfer the proceeds of any Borrowings requested or authorized pursuant to this Agreement.

(h) No Default. No Default shall have occurred and be continuing under any Loan Document and no default or event of default shall have occurred and be continuing under any of the 2016 Notes Documents or the 2017 Notes Documents, in each case on or prior to the Restatement Effective Date.

(i) Representations and Warranties. Each of the representations and warranties contained in the Loan Documents are, in each case, true and correct in all material respects as of the Restatement Effective Date, except for any representation and warranty made as of an earlier date, which representation shall remain true and correct in all material respects as of such earlier date.

(j) Closing Certificate. The Administrative Agent shall have received a certificate, dated the Restatement Effective Date, signed by a Financial Officer of the Borrower Representative on behalf of each Loan Party and certifying, as of the Restatement Effective Date, (i) as to the matters set forth in clauses (h) and (i), above, and (ii) that the other conditions precedent set forth in Section 4.01 (other than the requirement in clause (n) below) shall have been satisfied as of such date.

(k) Solvency. The Administrative Agent shall have received a solvency certificate, in form and substance satisfactory to the Administrative Agent, from a Financial Officer;

(l) Insurance. The Administrative Agent shall have received evidence of insurance coverage in form, scope, and substance reasonably satisfactory to the Administrative Agent and otherwise in compliance with the applicable terms of the Loan Documents (including Section 5.09 of this Agreement and Section 4.11 of the applicable U.S. Security Agreement), including insurance certificates naming the Administrative Agent or the Administrative Collateral Agent as additional insured, loss payee or lender loss payable, as the case may be, under all insurance policies maintained by each Loan Party.

(m) Tax Withholding. The Administrative Agent shall have received a properly completed and signed IRS Form described in Section 2.17, as applicable, for each Loan Party or such other similar form as required under the laws of the relevant jurisdiction.

(n) USA PATRIOT Act. The Administrative Agent and each Lender shall have received (within a reasonable period of time prior to the Restatement Effective Date) all documentation and other information required by the Lenders and by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act.

(o) Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent, the Disbursement Agent, any Issuing Bank, any Lender or their respective counsel may have reasonably requested.

(p) Fees. The Lenders, the Collateral Agent and the Administrative Agent shall have received all fees required to be paid, including pursuant to the other Loan Document, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Restatement Effective Date, including all fees required to be paid pursuant to the Fee Letters and all accrued interest and fees under this Agreement that has not been paid prior to the Restatement Effective Date.

(q) Confidential Disclosure Letter. The Administrative Agent shall have received the Confidential Disclosure Letter in form and substance satisfactory to it, dated the Restatement Effective Date and executed by a Financial Officer of the Borrower Representative.

(s) Refresco Transaction.

(i) The Refresco Transaction shall have been consummated in accordance with the terms of the Refresco Share Purchase Agreement as in effect on the date hereof.

(ii) The Administrative Agent shall have received executed copies of (to the extent the same are required to be executed), and be satisfied with, all release documents reasonably required in connection with the Refresco Transaction, including, but not limited to, release documents and UCC-3 termination statements in respect of the Water Secured Notes, and evidence of the payment in full and/or redemption in full of the 2014 Notes and the Water Secured Notes.

Section 4.02 Each Credit Event. The effectiveness of this Agreement or the obligation of each Lender to make a Loan on the occasion of any Borrowing, and of each Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

(a) The representations and warranties of the Borrowers and the other Loan Parties set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except for any representation and warranty made as of an earlier date, which representation shall remain true and correct in all material respects as of such earlier date.

(b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

(c) After giving effect to any Borrowing or the issuance of any Letter of Credit, Aggregate Availability is not less than zero.

(d) The Indebtedness hereunder, including any Loan made or Letter of Credit issued on such date (and all reimbursement and other obligations in respect thereof), is permitted Indebtedness under the 2016 Indenture, the 2017 Indenture, the Additional Senior Secured Indebtedness Documents, the Additional Unsecured Indebtedness Documents, the Junior Secured Indebtedness Documents and each Replacement Indenture (in each case to the extent that such indenture is effective and the obligations thereunder have not been paid or discharged in full).

(e) If the aggregate amount of Loans and Letters of Credit outstanding under this Agreement shall exceed $450,000,000 at the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable (and at any other time that the Administrative Agent may request in its Permitted Discretion), the Administrative Agent shall have received a certificate together with such Borrowing Request or Letter of Credit Request, in each case signed by a Financial Officer of the Borrower Representative (together with such support therefor as the Administrative Agent may reasonably request), (i) certifying that, at the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit is permitted under the 2016 Indenture, the 2017 Indenture, the Additional Senior Secured Indebtedness Documents, the Additional Unsecured Indebtedness Documents, the Junior Secured Indebtedness Documents and each Replacement Indenture (in each case to the extent that such indenture is effective and the obligations thereunder have not been paid or discharged in full) and (ii) setting forth and certifying as to reasonably detailed calculations of the permitted Indebtedness baskets under the 2016 Indenture, the 2017 Indenture, the Additional Senior Secured Indebtedness Documents, the Additional Unsecured Indebtedness Documents, the Junior Secured Indebtedness Documents, and similar calculations under each Replacement Indenture (in each case to the extent that such indenture is effective and the obligations thereunder have not been paid or discharged in full) at the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, which calculations shall be satisfactory to the Administrative Agent in its Permitted Discretion.

(f) After giving effect to any Borrowing or the issuance of any Letter of Credit, any mortgage tax incurred by any Loan Party as a result of such Borrowing or such issuance that is or would be required to be paid in order for the Administrative Collateral Agent to validly enforce its Lien on any real property so mortgaged shall have been fully paid by the applicable Loan Party on or prior to the date that such Borrowing or such issuance is made.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrowers on the date thereof as to the matters specified in paragraphs (a), (b), (c), (d) and (f) of this Section.

Notwithstanding the failure to satisfy the conditions precedent set forth in paragraphs (a) or (b) of this Section, unless otherwise directed by the Required Lenders, the Administrative Agent may, but shall have no obligation to, continue to make (or authorize a Disbursement Agent to make) Loans and an Issuing Bank may, but shall have no obligation to, issue or cause to be issued any Letter of Credit (or amend, renew or extend any Letter of Credit) for the ratable account and risk of Lenders from time to time if the Administrative Agent believes that making such Loans or issuing or causing to be issued (or amending, renewing or extending) any such Letter of Credit is in the best interests of the Lenders.

ARTICLE V

Affirmative Covenants

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full (except for contingent indemnification obligations for which no claim has been made) and all Letters of Credit shall have expired or terminated (or have been cash collateralized in accordance with Section 2.06(j) hereof or otherwise backstopped by a letter of credit or other arrangements satisfactory to the applicable Issuing Bank) and all LC Disbursements shall have been reimbursed, each Loan Party executing this Agreement covenants and agrees, jointly and severally with all of the Loan Parties, with the Lenders that:

Section 5.01 Financial Statements; Borrowing Base and Other Information. The Borrowers will furnish to the Administrative Agent (to be made available by the Administrative Agent to each Lender either by posting such documents on Intralinks or other electronic transmission system or by other method selected by the Administrative Agent) the following information:

(a) within 90 days after the end of each fiscal year of the Company, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by PricewaterhouseCoopers LLP or other independent public accountants reasonably acceptable to the Required Lenders (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, accompanied by any management letter prepared by said accountants (it being understood that the information required by this Section 5.01(a) may be furnished in the form of the Company’s annual report on Form 10-K filed with the United States Securities and Exchange Commission for the applicable fiscal year (so long as the financial statements and independent public accountants report thereon comply with the requirements set forth above));

(b) within 45 days after the end of each of the first three fiscal quarters of the Company, its consolidated and consolidating balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of the Financial Officers of the Borrower Representative as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes (it being understood that the information required by this Section 5.01(b) may be furnished in the form of the Company’s quarterly report on Form 10-Q filed with the United States Securities and Exchange Commission for the applicable fiscal quarter (so long as the financial statements and certification thereof comply with the requirements set forth above));

(c) within 30 days after the end of each fiscal month of the Company, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal month and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of the Financial Officers of the Borrower Representative as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; provided that financial statements shall be deliverable under this clause (c) only for the period(s) commencing on such date, if any, as Aggregate Availability is less than the greater of (I) 12.5% of the aggregate amount of all Commitments at such time and (II) $25,000,000 and ending on such date, if any, as Aggregate Availability is at least the greater of (I) 12.5% of the aggregate amount of all Commitments at such time and (II) $25,000,000 for a period of 10 consecutive Business Days.

(d) concurrently with any delivery of financial statements under clause (a) or (b) or (c) above, a certificate of a Financial Officer or Treasurer of the Borrower Representative in substantially the form of Exhibit C (a “Compliance Certificate”) (i) certifying, in the case of the financial statements delivered under clause (b) or (c), as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, (ii) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (iii) in the case of financial statements delivered under clause (a) or (b) above, setting forth reasonably detailed calculations of (x) the Fixed Charge Coverage Ratio for the fiscal quarter most recently ended and, if applicable, demonstrating compliance with Section 6.13, and (y) the Consolidated Leverage Ratio as of the last day of the fiscal quarter most recently ended, and (iv) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

(e) [reserved;]

(f) as soon as available, but in any event not more than 45 days after the commencement of each fiscal year of the Company, a copy of the plan and forecast (including a projected balance sheet, income statement and funds flow statement in form acceptable to the Administrative Agent) of the Company for each month of the upcoming fiscal year (the “Projections”) in form reasonably satisfactory to the Administrative Agent;

(g) (i) from and after the Restatement Effective Date until the date of the first Borrowing to occur after the Restatement Effective Date, no later than the earlier of (x) the date that is 15 days after the end of each calendar quarter and (y) the date that is three Business Days prior to the date of the first Borrowing to occur after the Restatement Effective Date, in the case of clauses (x) and (y), the Company shall deliver an Aggregate Borrowing Base Certificate to the Administrative Agent (and shall comply with the Additional Reporting Requirements), each of which shall cover the calendar month most recently ended (or, in the case of an Aggregate Borrowing Base Certificate delivered pursuant to clause (y), the calendar month ended at least 15 days prior to the date of such Borrowing if an Aggregate Borrowing Base Certificate has not been delivered for the calendar month most recently ended), or (ii) thereafter, as soon as available but in any event within 15 days of the end of each calendar month, and at such other times as may be requested by the Collateral Agent, as of the period then ended (but, in the case of the PP&E Component, as of the 15th day of the current calendar month), an Aggregate Borrowing Base Certificate, together with a Borrowing Base Certificate for each Borrowing Base Contributor which calculates such Borrowing Base Contributor’s Borrowing Base, and supporting information in connection therewith, together with any additional reports with respect to the Aggregate Borrowing Base or any Borrowing Base of a Borrowing Base Contributor as the Collateral Agent may reasonably request (collectively, the “Additional Reporting Requirements”); and the PP&E Component of the Borrowing Bases and the Aggregate Borrowing Base shall be updated (i) from time to time upon receipt of periodic valuation updates received from the Collateral Agent’s asset valuation experts, (ii) concurrent with the sale or commitment to sell any assets constituting part of the PP&E Component, (iii) in the event such assets are idled for a period in excess of ten (10) consecutive days for any reason other than routine maintenance or repairs, reconfiguration or due to seasonal production in the ordinary course of business, (iv) from time to time upon the written request of the Borrower Representative to the Administrative Agent solely for the purpose of permanently removing assets from the PP&E Component, or (v) in the event that the value of such assets is otherwise impaired, as determined in the Collateral Agent’s Permitted Discretion; provided that (A) if on any date Aggregate Availability shall for a period of 5 consecutive Business Days be less than the greater of (1) the Borrowing Base Reporting Trigger Level at such time and (2) $22,500,000, then for the period(s) commencing on any such date and ending on the date, if any, on which Aggregate Availability is equal to or greater than the greater of (y) the Borrowing Base Reporting Trigger Level at such time and (z) $22,500,000, for a period of 10 consecutive Business Days, or (B) if requested by the Administrative Agent, the Collateral Agent or the Required Lenders, during any period that an Event of Default is continuing, the Borrower Representative will be required to furnish an Aggregate Borrowing Base Certificate, Borrowing Base Certificates for each Borrowing Base Contributor and supporting information in connection therewith to the Collateral Agent as soon as available but in any event within 3 Business Days after the end of each calendar week, and at such other times as may be requested by the Collateral Agent, as of the period then ended; notwithstanding anything to the contrary in this Section 5.01(g) (and in addition to the requirements under clause (ii) above), no later than one

Business Day prior to the consummation of an asset sale (or merger, consolidation or amalgamation that constitutes an asset sale) permitted pursuant to Section 6.05 (and, if applicable, Section 6.03) (or such later date as the Administrative Agent may agree in its sole discretion) of (I) Collateral (other than Inventory sold pursuant to Section 6.05(a)) that is included in any Borrowing Base with a value in excess of $5,000,000 (measured at the time of such transaction) to any Person other than a Borrowing Base Contributor or (II) any Qualified Equity Interests of a Borrowing Base Contributor (other than the Company) to any Person other than a Borrower, a Borrowing Base Contributor or any Loan Party that holds the Equity Interests in such Person immediately prior to the date of such transaction, that results in the disposition of Collateral that is included in any Borrowing Base with a value in excess of $5,000,000 (measured at the time of such transaction), then in each case the Borrower Representative shall deliver to the Administrative Agent a revision to the Borrowing Base Certificates and the Aggregate Borrowing Base Certificate most recently delivered to the Administrative Agent in accordance with the terms of this Agreement demonstrating the effect of such transaction on each Borrowing Base (on a Pro Forma Basis), and shall, in each case, thereafter deliver such supporting information as may be reasonably requested by the Administrative Agent; provided, further, that so long as any liabilities existing under Aquaterra’s Canadian Defined Benefit Pension Plan, the Aggregate Borrowing Base Certificate and Aquaterra’s Borrowing Base Certificate shall include the Aquaterra Pension Reserves;

(h) as soon as available but in any event within 20 days of the end of each calendar month and at such other times as may be reasonably requested by the Collateral Agent, as of the period then ended, all delivered electronically in a text formatted file reasonably acceptable to the Collateral Agent:

(i) a detailed aging of each Borrowing Base Contributor’s, as applicable, Accounts (1) including a listing of all invoices aged by invoice date and due date (with an explanation of the terms offered) and (2) reconciled to the Aggregate Borrowing Base Certificate and the Borrowing Base Certificate of such Borrowing Base Contributor delivered as of such date prepared in a manner reasonably acceptable to the Collateral Agent, together with a summary specifying the name, address, and balance due for each Account Debtor;

(ii) a schedule detailing each Borrowing Base Contributor’s Inventory, in form satisfactory to the Collateral Agent, (1) by location (showing Inventory in transit, any Inventory located with a third party under any consignment, bailee arrangement, or warehouse agreement), by class (raw material, work-in-process and finished goods), by product type, and by volume on hand, which Inventory shall be valued at the lower of cost (determined on a first-in, first-out basis) or market and adjusted for Reserves as the Collateral Agent has previously indicated to the Borrower Representative are deemed by the Collateral Agent to be appropriate, (2) including a report of any variances or other results of Inventory counts performed by such Borrowing Base Contributor since the last Inventory schedule (including information regarding sales or other reductions, additions, returns, credits issued by such Borrowing Base Contributor and complaints and claims made against such Borrowing Base Contributor), and (3) reconciled to the Aggregate Borrowing Base Certificate and the Borrowing Base Certificate of such Borrowing Base Contributor delivered as of such date;

(iii) a worksheet of calculations prepared by each Borrowing Base Contributor to determine Eligible Accounts and Eligible Inventory, such worksheets detailing the Accounts and Inventory excluded from Eligible Accounts and Eligible Inventory and the reason for such exclusion;

(iv) a reconciliation of each Borrowing Base Contributor’s, as applicable, Accounts and Inventory between the amounts shown in such Borrowing Base Contributor’s general ledger and financial statements and the reports delivered pursuant to clauses (i) and (ii) above; and

(v) a reconciliation of the loan balance per each Borrowing Base Contributor’s general ledger to the loan balance under this Agreement;

(i) as soon as available but in any event within 15 days of the end of each calendar month and at such other times as may be requested by the Collateral Agent, as of the month then ended, a schedule and aging of the Borrowing Base Contributor’s accounts payable, delivered electronically in a text formatted file acceptable to the Collateral Agent;

(j) promptly upon the Collateral Agent’s reasonable request:

(i) copies of invoices in connection with the invoices issued by the Borrowing Base Contributors in connection with any Accounts, credit memos, shipping and delivery documents, and other information related thereto;

(ii) copies of purchase orders, invoices, and shipping and delivery documents in connection with any Inventory or Equipment purchased by any Loan Party; and

(iii) a schedule detailing the balance of all intercompany accounts of the Loan Parties and their Restricted Subsidiaries;

(k) concurrently with any delivery of an Aggregate Borrowing Base Certificate under clause (g) above, and at such other times as may be requested by the Collateral Agent, as of the period then ended, the Borrowing Base Contributors’ sales journal, cash receipts journal (identifying trade and non-trade cash receipts) and debit memo/credit memo journal;

(l) concurrently with the delivery of a certificate of a Financial Officer pursuant to Section 5.01(d) for the first and third quarters of each fiscal year of the Company, an updated Customer List;

(m) (i) as soon as possible and in any event within 15 days after the end of each calendar month, a detailed listing of all advances of proceeds of Loans requested by the Borrower Representative for each Borrower during the immediately preceding calendar month and (ii) concurrently with the delivery of each certificate of a Financial Officer pursuant to Section 5.01(d), a detailed listing of all intercompany loans made by any of the Loan Parties or their Restricted Subsidiaries during the applicable calendar month or quarter;

(n) concurrently with the delivery of a certificate of a Financial Officer pursuant to Section 5.01(d) for the first and third quarters of each fiscal year of the Company (or as soon thereafter as is practicable if an order has been placed by each U.S. Co-Borrower to obtain the same prior to the date of the delivery of such certificate), certificates of good standing for each U.S. Co-Borrower from the appropriate governmental officer in each U.S. Co-Borrower’s jurisdiction of incorporation;

(o) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any Borrower or any Subsidiary with the Securities and Exchange Commission or any other U.S. or Canadian federal or provincial securities commission, or any Governmental Authority succeeding to any or all of the functions of any such commission, or with any national securities exchange, or distributed by any Borrower to its shareholders generally, as the case may be; provided that information required to be delivered pursuant to this Section 5.01(o) shall be deemed to have been delivered to the Administrative Agent on the date on which the Borrower Representative provides written notice or an automatic e-mail link to the Administrative Agent that such information has been posted on the Company’s website on the Internet at http://www.cott.com/for-investors/overview or is available via the EDGAR system of the United States Securities and Exchange Commission on the Internet (to the extent such information has been posted or is available as described in such notice);

(p) concurrently with the delivery of each certificate of a Financial Officer pursuant to Section 5.01(d) that is delivered in connection with the delivery of financial statements under Section 5.01(a), and at such other times as may be reasonably requested by the Collateral Agent, a list of (i) all Intellectual Property owned by the Loan Parties which is the subject of a registration or application in any intellectual property registry and has been acquired, filed or issued since the previous update was provided to the Administrative Agent and (ii) any material exclusive licenses of Intellectual Property under which any Loan Party has become a licensee since the last update provided to the Collateral Agent;

(q) concurrently with the delivery of each certificate of a Financial Officer pursuant to Section 5.01(d) that is delivered in connection with the delivery of financial statements under Section 5.01(a) or 5.01(b), (i) a calculation of (x) EBITDA for the period of four fiscal quarters of the Company and its Subsidiaries most recently ended for which financial statements have been or are required to have been delivered pursuant to Sections 5.01(a) or 5.01(b), as applicable, and (y) consolidated total assets of the Company and its Subsidiaries as at the last day of such four fiscal quarter period and (ii) reasonably detailed calculations demonstrating compliance with the limitations set forth in Section 5.13(a)(iii);

(r) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of any Borrower or any Subsidiary, or compliance with the terms of this Agreement, as the Collateral Agent or the Administrative Agent (on behalf of itself or any Lender) may reasonably request; and

(s) promptly after the effectiveness thereof, copies of (i) each 2016 Notes Document, (ii) each 2017 Notes Document, and (iii) each Additional Senior Secured Indebtedness Document, Additional Unsecured Indebtedness Document, and Junior Secured

Indebtedness Document, (iv) any amendments, restatements, supplements or other modifications to any Additional Senior Secured Indebtedness Document, Additional Unsecured Indebtedness Document, Junior Secured Indebtedness Document, any 2016 Notes Document, or any 2017 Notes Document.

Section 5.02 Notices of Material Events. The Borrowers will furnish to the Administrative Agent, for further delivery to each Lender, as applicable, prompt written notice of the following:

(a) the occurrence of any Default;

(b) receipt of any notice of any governmental investigation or any litigation or proceeding commenced or threatened against any Loan Party or any of their respective Restricted Subsidiaries that (i) seeks damages in excess of $20,000,000, (ii) seeks injunctive relief which, if granted, could reasonably be expected to result in a Material Adverse Effect, (iii) is asserted or instituted against any Plan, Canadian Benefit Plan, Canadian Pension Plan, its fiduciaries or its assets and which could reasonably be expected to result in a Material Adverse Effect, (iv) alleges criminal misconduct by any Loan Party or any of their respective Restricted Subsidiaries, (v) alleges the violation of any law regarding, or seeks remedies in connection with, any Environmental Laws and which could reasonably be expected to result in a Material Adverse Effect, (vi) contests any tax, fee, assessment, or other governmental charge in excess of $20,000,000, or (vii) involves any material product recall;

(c) any loss, damage, or destruction to the Collateral in the amount of $5,000,000 or more per occurrence or related occurrences, whether or not covered by insurance;

(d) any and all default notices received under or with respect to any leased location or public warehouse where Collateral in the amount of $5,000,000 or more included in the Aggregate Borrowing Base (or which would be included but for such notice) is located (which shall be delivered within five Business Days after receipt thereof (or such later date as the Administrative Agent may agree in its sole discretion)) alleging non-payment of rent or other amounts due in excess of one months’ rent to the relevant landlord or warehouseman or any other material default;

(e) notwithstanding the forgoing, the Borrower Representative will, within five Business Days, furnish to the Administrative Agent written notice of the fact that a Loan Party has entered into a Swap Agreement or an amendment to a Swap Agreement, together with a description (including nature and amount) of the terms of such Swap Agreement or amendment, as the case may be;

(f) the occurrence of any ERISA Event or breach of the representations and warranties in Section 3.10 that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrowers and their Subsidiaries in an aggregate amount exceeding $10,000,000; and

(g) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower Representative setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Section 5.03 Existence; Conduct of Business. Each Loan Party will, and will cause each of its Restricted Subsidiaries to, (a) do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and, except where any of the following could not reasonably be expected to result in a Material Adverse Effect, the rights, qualifications, franchises, governmental authorizations, intellectual property rights, licenses and permits used or useful in the conduct of its business, and all requisite authority to conduct its business in each jurisdiction in which its business is conducted; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03 and (b) engage only in Permitted Businesses.

Section 5.04 Payment of Obligations. Each Loan Party will, and will cause each of its Restricted Subsidiaries to, pay or discharge all material Taxes before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Loan Party or Restricted Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

Section 5.05 Maintenance of Properties. Each Loan Party will, and will cause each of its Restricted Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

Section 5.06 Books and Records; Inspection Rights. Each Loan Party will, and will cause each of its Restricted Subsidiaries to, (i) keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities and (ii) permit any representatives designated by the Administrative Agent and/or the Collateral Agent and, after the occurrence and during the continuance of an Event of Default, any Lender (including employees of the Administrative Agent and/or the Collateral Agent, and, after the occurrence and during the continuance of an Event of Default, any Lender, or any consultants, accountants, lawyers and appraisers retained by the Administrative Agent and/or the Collateral Agent), upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, including environmental assessment reports and Phase I or Phase II studies, and to discuss its affairs, finances and condition with its officers and independent accountants (so long as management of the Borrower Representative is permitted to be present), all at such reasonable times and as often as reasonably requested; provided that so long as no Event of Default has occurred and is continuing, only one such inspection shall be at the expense of the Loan Parties (and such inspection shall not be considered in any limitation on appraisals and field examinations at the expense of the Loan Parties as provided in Section 5.11). After the occurrence and during the continuance of any Event of Default, each Loan Party shall provide the Administrative Agent and/or the Collateral Agent (which may be accompanied by the Lenders) with access to its suppliers. The Loan Parties acknowledge that the Administrative Agent and/or the Collateral Agent, after exercising its rights of inspection, may prepare and distribute to the Lenders certain Reports pertaining to the Loan Parties’ and their respective Subsidiaries’ assets for internal use by the Administrative Agent, the Collateral Agent and the Lenders.

Section 5.07 Compliance with Laws.

(a) Each Loan Party will, and will cause each of its Restricted Subsidiaries to, comply with all Requirements of Law applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(b) U.S. and Canadian Pension Plans and Benefit Plans.

(i) For each existing, or hereafter adopted, Plan, Canadian Pension Plan, Canadian Union Plan and Canadian Benefit Plan, each Loan Party will, and will cause each Subsidiary to, in a timely fashion comply with and perform in all material respects all of its obligations under and in respect of such Plan, Canadian Pension Plan, Canadian Union Plan or Canadian Benefit Plan, including under any funding agreements and all applicable laws.

(ii) All material amounts (and any amounts which failure to remit or pay would give rise to a Lien) of employer or employee payments, contributions or premiums required to be remitted, paid to or in respect of each Plan, Canadian Pension Plan, Canadian Union Plan or Canadian Benefit Plan required to be paid by a Loan Party or a Restricted Subsidiary shall be paid or remitted by such Loan Party and such Subsidiary in a timely fashion in accordance with the terms thereof, any funding agreements and all applicable laws.

(iii) The Loan Parties shall deliver to each Lender (i) if requested by such Lender, copies of each annual and other return, report or valuation with respect to each Plan and Canadian Pension Plan as filed with any applicable Governmental Authority; (ii) promptly after receipt thereof, a copy of any material direction, order, notice, ruling or opinion that any Loan Party or any Subsidiary of any Loan Party may receive from any applicable Governmental Authority with respect to any Plan or Canadian Pension Plan; (iii) notification within 30 days of any increases having a cost to one or more of the Loan Parties and their Subsidiaries in excess of $1,000,000 per annum in the aggregate, in the benefits of any existing Plan, Canadian Pension Plan or Canadian Benefit Plan, or the establishment of any new Plan, Canadian Pension Plan or Canadian Benefit Plan, or the commencement of contributions to any such plan to which any Loan Party was not previously contributing; and (iv) notification within 30 days of any voluntary or involuntary termination of, or participation in, a Plan, Canadian Pension Plan or Canadian Union Plan. No Loan Party shall (A) contribute to or assume an obligation to contribute to or have any liability under any Canadian Defined Benefit Pension Plan or (B) acquire an interest in any Person that sponsors, maintains or contributes to or at any time in the five-year period preceding such acquisition has sponsored, maintained, or contributed to a Canadian Defined Benefit Pension Plan, except, in each case, for the liabilities of Aquaterra under the Canadian Defined Benefit Pension Plan set forth on Schedule 3.10.

(c) UK Pension Plans and Benefit Plans.

(i) Each UK Co-Borrower shall ensure that all pension schemes registered in the UK, operated or maintained for the benefit of members of it or its Subsidiaries and/or any of their employees comply in all material respects with the requirements of Section 222 of the Pensions Act 2004 and that no action or omission is taken by such UK Co-Borrower, any of its Subsidiaries or any Loan Party in relation to such a pension scheme which has or is reasonably likely to have a Material Adverse Effect (including, without limitation, the termination or commencement of winding-up proceedings of any such pension scheme or such UK Co-Borrower or any of its Subsidiaries ceasing to employ any member of such a pension scheme).

(ii) Each UK Co-Borrower shall ensure that neither it nor any of its Subsidiaries is or has been at any time after April 27, 2004 an employer (for the purposes of Sections 38 to 51 of the Pensions Act 2004) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the Pension Schemes Act 1993), other than the UK Pension Scheme, or “connected” with or an “associate” of (as those terms are used in Sections 39 and 43 of the Pensions Act 2004) such an employer.

(iii) Each UK Co-Borrower shall deliver to the Administrative Agent at such times as those reports are prepared in order to comply with the then current statutory or auditing requirements (as applicable either to the trustees of any relevant schemes or to such UK Co-Borrower), actuarial reports in relation to all pension schemes mentioned in Section 5.07(c)(i) above.

(iv) Each UK Co-Borrower shall promptly notify the Administrative Agent of any material change in the rate of contributions to any pension schemes mentioned in Section 5.07(c)(i) above paid or which results in a change to the schedule of contributions in accordance with Section 227 of the Pensions Act 2004 or in accordance with Section 56 of the Pensions Act 1995, as applicable, if the same could reasonably be expected to result in a Material Adverse Effect.

(v) Each UK Co-Borrower shall promptly notify the Administrative Agent of any investigation or proposed investigation by the Pensions Regulator (being the body corporate so entitled established under Part I of the Pensions Act 2004) which could reasonably be expected to lead to the issue by the Pensions Regulator of a Financial Support Direction under Section 43 of the Pensions Act 2004 or a Contribution Notice under Section 38 or Section 47 of the Pensions Act 2004 to it or any of its Subsidiaries. Each UK Co-Borrower shall immediately notify the Administrative Agent if it or any of its Subsidiaries receives such a Financial Support Direction or Contribution Notice from the Pensions Regulator.

(d) Dutch Pension Plans.

(i) Each Loan Party that is incorporated in the Netherlands shall ensure that any pension scheme in respect such Loan Party’s employees entitled to a pension complies with the applicable legal and contractual requirements, where failure to comply has or is reasonably likely to result in a Material Adverse Effect.

(ii) Each Loan Party that is incorporated in the Netherlands shall pay all premiums and other costs payable in respect of the Pension schemes referred to under clause (i) above when they fall due and such Loan Party shall ensure that no claims in respect of back service will arise, where failure to pay such amount or existence of a back service claim has or is reasonably likely to result in a Material Adverse Effect.

(e) Environmental Covenant. The Loan Parties shall and shall cause each Restricted Subsidiary to (i) be at all times in compliance with all Environmental Laws, and (ii) similarly ensure that the assets and operations are in compliance with all Environmental Laws and that no Hazardous Materials are, contrary to any Environmental Laws, discharged, emitted, released, generated, used, stored, managed, transported or otherwise dealt with, except, in each case, where failure to comply with such Environmental Laws could not reasonably be expected to have a Material Adverse Effect.

Section 5.08 Use of Proceeds.

(a) The proceeds of the Loans will be used only (i) to pay fees, costs and expenses and effect refinancings in connection with the Transactions, the Refresco Sale Note Offers and the Refresco Transaction and (ii) for working capital needs and general corporate purposes, including Permitted Acquisitions; provided that no part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, for any purpose that violates any of the Regulations of the Board, including Regulations T, U and X.

(b) The Loan Parties shall ensure that the proceeds of any Loans and any LC Disbursements shall not be used and no Letter of Credit shall be issued, in each case in a manner that would constitute a “use of proceeds in Switzerland” as interpreted by the Swiss Federal Tax Administration for purposes of Swiss Withholding Tax, unless a written confirmation or countersigned tax ruling application from the Swiss Federal Tax Administration has been obtained by Cott Switzerland GmbH and any other Swiss Loan Guarantor (in form and substance satisfactory to the Administrative Agent) and delivered in advance to the Administrative Agent, confirming that such use does not result in a situation where Swiss Withholding Tax is due on interest owed under any Secured Obligations.

Section 5.09 Insurance. Each Loan Party will, and will cause each Restricted Subsidiary to, maintain with financially sound and reputable carriers having a financial strength rating of at least A- by A.M. Best Company (a) insurance in such amounts (with no greater risk retention) and against such risks and such other hazards, as is customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (b) all insurance required pursuant to the Collateral Documents, or (in the case of Loan Parties and Subsidiaries located outside of the United States), such other insurance maintained with other carriers as is satisfactory to the Administrative Agent in its Permitted Discretion. With respect to parcels of real property covered by the Mortgages which lie in an area designated as having special flood hazards by the Federal Emergency Management Agency or any successor agency thereto, the Loan Parties maintain flood insurance in amounts and on terms in accordance with the Flood Laws, which flood insurance shall be reasonably satisfactory to all Lenders. The Borrowers will furnish to the Lenders, upon request of the Administrative Agent, information in reasonable detail as to the insurance so maintained. The Borrowers shall require all such policies applicable to the Loan Parties to name the Administrative Collateral Agent, on behalf of itself and the Lenders, as additional insured or loss payee, as applicable.

Section 5.10 Casualty and Condemnation. The Borrowers (a) will furnish to the Administrative Agent (for delivery to the Lenders) prompt written notice of any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or interest therein under power of eminent domain or by condemnation or similar proceeding and (b) will ensure that the Net Proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of this Agreement and the Collateral Documents.

Section 5.11 Appraisals and Field Examinations. From and after January 1, 2018, at any time that the Administrative Agent and/or the Collateral Agent requests, the Loan Parties will provide the Administrative Agent and the Collateral Agent with appraisals or updates thereof of their Inventory, equipment and real property from an appraiser selected and engaged by the Administrative Agent, and prepared on a basis satisfactory to the Administrative Agent and the Collateral Agent, such appraisals and updates to include, without limitation, information required by applicable law and regulations, with all such appraisals and updates being at the Loan Parties’ cost and expense except as limited in the following proviso; provided, however, that (A) in the case of appraisals of Inventory, (i) if no Event of Default has occurred and is continuing and Aggregate Availability has not at any time for any period of five consecutive Business Days during the preceding twelve fiscal months been less than fifteen percent (15%) of the aggregate amount of all Commitments at such time, no more than one such appraisal per calendar year shall be at the expense of the Loan Parties, (ii) if no Event of Default has occurred and is continuing and Aggregate Availability has at any time for any period of five consecutive Business Days during the preceding twelve fiscal months been less than fifteen percent (15%) of the aggregate amount of all Commitments at such time, no more than two such appraisals per calendar year shall be at the expense of the Loan Parties and (iii) following the occurrence of an Event of Default, unlimited appraisals of Inventory may be conducted at the expense of the Loan Parties as long as such appraisals commence prior to the time that such Event of Default is cured or waived, and (B) in the case of appraisals of equipment and real property, upon the request of the Required Lenders, one such equipment appraisal and real property appraisal in calendar year 2019 and in every third calendar year thereafter shall be at the expense of the Loan Parties; provided, that following the occurrence of an Event of Default, unlimited appraisals of equipment and real property may be conducted at the expense of the Loan Parties as long as such appraisals commence prior to the time that such Event of Default is cured or waived.

In addition, from and after January 1, 2018, at any time that the Administrative Agent and/or the Collateral Agent requests, the Loan Parties will provide the Administrative Agent and the Collateral Agent (and any third party retained by any of them) with access to their properties, books, records and employees to conduct field examinations, to ensure the adequacy of Borrowing Base Collateral and related reporting and control systems, with all such field examinations being at the Loan Parties’ cost and expense except as limited in the following proviso; provided, however, that (i) if no Event of Default has occurred and is continuing and Aggregate Availability has not at any time during the preceding twelve fiscal months been less than fifteen percent (15%) of the aggregate amount of all Commitments at such time, no more than one such field examination per calendar year shall be at the expense of the Loan Parties, (ii) if no Event of Default has occurred and is continuing and Aggregate Availability has at any time during the preceding twelve fiscal months been less than fifteen percent (15%) of the aggregate amount of all Commitments at such time, no more than two such field examinations per calendar year shall be at the expense of the Loan Parties and (iii) following the occurrence of an Event of Default, unlimited field examinations may be conducted at the expense of the Loan Parties as long as such field examinations commence prior to the time that such Event of Default is cured or waived.

Notwithstanding anything to the contrary in this Section 5.11, one field examination and one appraisal conducted pursuant to Sections 5.13(e) or (f) or Section 5.18, or the definitions of Borrowing Base or Borrowing Base Guarantor, as applicable, for each new set of assets of any such Person, each new Borrower, and each new Borrowing Base Guarantor, including for each set of assets acquired pursuant to any Permitted Acquisition, shall not be considered in any limitation on such appraisals and field examinations at the expense of the Loan Parties as provided in this Section 5.11.

Section 5.12 Depository Banks. Each Loan Party will maintain JPMCB as its principal depository bank, including for the maintenance of operating, administrative, cash management, collection activity, and other deposit accounts for the conduct of its business, provided that, notwithstanding the foregoing, each Loan Party may maintain deposit accounts at other financial institutions provided such institutions have delivered deposit account control agreements (or similar agreements) satisfactory to the Administrative Collateral Agent or UK Security Trustee, as the case may be, to the extent required under the relevant Security Agreement.

Section 5.13 Additional Collateral; Further Assurances.

(a) Subject to applicable law, (i) each Borrower and each Subsidiary that is a Loan Party shall (within (x) 30 days after such formation or acquisition, or such longer period as may be agreed to by the Administrative Agent or (y) in the case of Restricted Subsidiaries organized under the laws of jurisdictions other than the laws of the United States (or any State thereof), the District of Columbia, Canada (or any Province thereof), England and Wales, Luxembourg or the Netherlands, no later than the date on which a Financial Officer of the Company is required to deliver a certificate under Section 5.01(d) for any fiscal period ending at least thirty days after the date on which such Restricted Subsidiary was created or acquired or such longer period as may be agreed to by the Administrative Agent) cause each of their respective Restricted Subsidiaries formed or acquired after the date of this Agreement in accordance with the terms of this Agreement (other than Excluded Subsidiaries) (A) to become a Loan Party by executing a Joinder Agreement substantially in the form set forth as Exhibit D hereto or in such other form as the Administrative Agent may agree in its sole discretion (the “Joinder Agreement”); provided, however, that a Subsidiary that is not a U.S. Person shall not be required to execute a Joinder Agreement to the extent that to do so would result in any breach of corporate benefit, financial assistance, fraudulent preference or thin capitalization laws or regulations (or analogous restrictions) of any applicable jurisdiction, and (B) for each such Person that is not organized under the laws of any State of the United States, provide the Administrative Agent with evidence of the acceptance by the Process Agent (which may be Cott Holdings) of its appointment as process agent by such Person, (ii) if at any time an Excluded Subsidiary ceases to be an Excluded Subsidiary, each Borrower and each Subsidiary that is a Loan Party (within 30 days of such event or such longer period as the Administrative Agent may agree) shall cause such Subsidiary (x) to become a Loan Party by executing a Joinder Agreement; provided, however, that a Subsidiary that is not a U.S. Person shall not be required to execute a Joinder Agreement to the extent that to do so would result in any breach of corporate benefit, financial assistance, fraudulent preference or thin capitalization laws or regulations (or analogous restrictions) of any applicable jurisdiction, and (y) provide the Administrative Agent with evidence of the acceptance by the Process Agent (which may be Cott Holdings) of its appointment as process agent by such Person and (iii) if, as of the last day of any fiscal quarter of the Company and its Subsidiaries, (A) the aggregate amount of total assets of all Excluded Subsidiaries and Unrestricted Subsidiaries (other than Decantae and the members of the Eden Group that are not Loan Parties) exceeds 5.0% of the consolidated total assets of the Company and its Subsidiaries (other than Decantae and the members of the Eden Group that are not Loan Parties) at such date or (B) the aggregate amount of EBITDA contributed by all Excluded Subsidiaries and Unrestricted Subsidiaries (other than Decantae and the members of the Eden Group that are not Loan Parties) exceeds 5.0% of EBITDA for the period of four fiscal quarters of the Company and its Subsidiaries (other than Decantae and the members of the Eden Group that are not Loan Parties) most recently ended for which financial statements have been or are required to have been delivered pursuant to Sections 5.01(a) or 5.01(b), as applicable, each Borrower and each Subsidiary that is a Loan Party (within 30 days of the delivery of such financial statements or such longer period as the Administrative Agent may agree) shall cause a sufficient number of Excluded Subsidiaries and/or Unrestricted Subsidiaries (other than Decantae and the members of the Eden Group that are not Loan Parties) (x) to become Loan Parties by executing a Joinder Agreement and (y) provide the Administrative Agent with evidence of the acceptance by the Process Agent (which may be Cott Holdings) of its appointment as process agent by such Person, such that the total assets of, and EBITDA contributed by, the remaining Excluded Subsidiaries and Unrestricted Subsidiaries (other than Decantae and the members of the Eden Group that are not Loan Parties) represent less than 5.0% of the consolidated total assets of the Company and its Subsidiaries (other than Decantae and the members of the Eden Group that are not Loan Parties) at such date and less than 5.0% of EBITDA for the period of four fiscal quarters of the Company and its Subsidiaries (other than Decantae and the members of the Eden Group that are not Loan Parties) for which financial statements have been or are required to have been delivered pursuant to Sections 5.01(a) or 5.01(b), as applicable. Upon execution and delivery of such a Joinder Agreement, each such Person (i) shall automatically become a Loan Guarantor hereunder and thereupon shall have all of the rights, benefits, duties, and obligations in such capacity under the Loan Documents and (ii) will grant Liens to the Administrative Collateral Agent, for the benefit of the Administrative Agent, the Collateral Agent and the Lenders, or to the UK Security Trustee, as applicable, in any property of such Loan Party which constitutes Collateral (including, to the extent required, pursuant to a further reaffirmation agreement governed by the laws of England and Wales), including, to the extent requested by the Administrative Agent in its Permitted Discretion, any parcel of real property located in the U.S. owned by any Loan Party.

(b) Each Borrower (other than the U.S. Co-Borrowers) and each Subsidiary that is a Loan Party (other than any Subsidiary that is organized under the laws of any State of the United States or the District of Columbia) will cause 100% of the issued and outstanding Equity Interests of each of their respective Subsidiaries to be subject at all times to a first priority, perfected Lien in favor of the Administrative Collateral Agent or the UK Security Trustee, as applicable, pursuant to the terms and conditions of the Loan Documents or other security documents as the Administrative Agent shall reasonably request (subject to Permitted Perfection Limitations). Each U.S. Co-Borrower and each Subsidiary that is a Loan Party organized under the laws of any State of the United States or the District of Columbia will cause (i) 100% of the issued and outstanding Equity Interests of each of its domestic Subsidiaries owned by it and (ii) 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each foreign Subsidiary directly owned by such U.S. Co-Borrower or domestic Loan Party to be subject at all times to a first priority, perfected Lien in favor of the Administrative Collateral Agent, pursuant to the terms and conditions of the Loan Documents or other security documents as the Administrative Agent shall reasonably request (subject to the Permitted Perfection Limitations).

(c) Without limiting the foregoing, each Loan Party will execute and deliver, or cause to be executed and delivered, to the Administrative Agent such documents, agreements and instruments, and will take or cause to be taken such further actions (including, but not limited to, the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents and actions, and in the case of real property to be included in the PP&E Component, the requirements of Schedule 5.18(2) shall apply mutatis mutandis), which may be required by law or which the Administrative Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Collateral Documents (subject to Permitted Perfection Limitations), all at the expense of the Loan Parties. In addition, each Loan Party will execute and deliver, or cause to be executed and delivered, to the Administrative Agent filings with any governmental recording or registration office in any jurisdiction required by the Administrative Agent, in the exercise of its Permitted Discretion, in order to perfect or protect the Liens of the Administrative Collateral Agent or the UK Security Trustee granted under any Collateral Document in any Intellectual Property at the expense of the Lenders (unless an Event of Default is then continuing, in which event such filings shall be at the expense of the Loan Parties), subject to the Permitted Perfection Limitations.

(d) If any material assets (including any real property or improvements thereto or any interest therein) are acquired by any Borrower or any Subsidiary that is a Loan Party after the Restatement Effective Date (other than assets constituting Collateral under the Security Agreements that become subject to the Lien granted under the applicable Security

Agreement upon acquisition thereof and assets specifically excluded from Collateral under the Security Agreements), the Borrower Representative will notify the Administrative Agent and the Lenders thereof, and, if requested by the Administrative Agent in its Permitted Discretion or by the Required Lenders, the Borrowers will cause such assets to be subjected to a Lien securing the Secured Obligations and will take, and cause the other Loan Parties to take, subject to the Permitted Perfection Limitations, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (c) of this Section, all at the expense of the Loan Parties.

(e) In connection with (x) a Permitted Acquisition or any other Investment permitted under Section 6.04, (y) the formation of a Restricted Subsidiary of the Company, or (z) any existing Loan Guarantor, each Borrower and each Subsidiary that is a Loan Party may designate in a written notice to the Administrative Agent that it intends for the Restricted Subsidiary so formed or acquired or such Loan Guarantor to become a Borrower hereunder, which notice shall include the full legal name of such Person and such Person’s jurisdiction of organization, and shall be delivered at least 30 days prior to the date such Person is intended to become a Borrower; provided that no such Restricted Subsidiary or Loan Guarantor shall be designated as a Borrower if it is organized under the laws of a jurisdiction other than any State of the United States or the District of Columbia, Canada, the Netherlands or England and Wales. The Borrower Representative shall provide the Administrative Agent with all documentation and other information with respect to such Restricted Subsidiary or Loan Guarantor that is required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act, in a manner reasonably satisfactory to the Administrative Agent prior to such Restricted Subsidiary or Loan Guarantor becoming a Borrower hereunder. The Loan Parties shall cause such Restricted Subsidiary or Loan Guarantor to comply with each of the requirements set forth in Section 5.13(a) through (d) mutatis mutandis; provided that for the purpose of this Section 5.13(e), any reference in Section 5.13 to a Person becoming a Loan Guarantor shall also be a reference to such Person becoming a Borrower, and the Joinder Agreement executed by such Person pursuant to Section 5.13(a) shall be in form and substance reasonably satisfactory to the Administrative Agent, including such modifications as the Administrative Agent reasonably deems necessary or advisable in order to ensure that such Person becomes a Borrower for all purposes under the Loan Documents (the “Borrower Joinder Agreement”). Upon execution and delivery of such Borrower Joinder Agreement and all other documents requested by the Administrative Agent or required to be delivered pursuant to Section 5.13, such Person shall be deemed to be a Borrower for all purposes under this Agreement and the other Loan Documents; provided that, if such Person is not a Borrowing Base Guarantor at the time it becomes a Borrower, prior to the inclusion of such Person’s assets in the Borrowing Base the Administrative Agent shall have received an appraisal and field examination in respect of such assets conducted by an appraiser selected and engaged by the Administrative Agent and prepared on a basis satisfactory to the Administrative Agent and the Collateral Agent, in each case at the Borrowers’ sole cost and expense (one such appraisal and one such field examination for each such set of assets shall be excluded from the limitation on such appraisals and field examinations at the expense of the Borrowers as provided in Section 5.11); provided, further, that, solely in the case of Inventory located in the United States and Accounts, in each case owned by a Borrowing Base Contributor organized under applicable laws of the United States, any state thereof or the District of Columbia, the Administrative Agent and the Collateral Agent may, in their Permitted

Discretion, determine to include the Eligible Accounts and Eligible Inventory of such Person in the Borrowing Base prior to the Administrative Agent’s receipt of such appraisal and field examination to the extent permitted in accordance with the second proviso to the definition of Borrowing Base.

(f) At any time after a Restricted Subsidiary becomes a Loan Guarantor pursuant to the terms of this Agreement, the Borrower Representative may designate such Loan Guarantor as a Borrowing Base Guarantor by delivering a written notice of such designation to the Administrative Agent and complying with the requirements set forth in the definition of Borrowing Base Guarantor. Following delivery of such notice and satisfaction of such requirements, such Loan Guarantor shall be considered a Borrowing Base Guarantor for all purposes under this Agreement (subject to the restrictions set forth in clause (b) of the definition of Borrowing Base Guarantor) unless and until the Borrower Representative gives the Administrative Agent a written notice declaring that such Loan Guarantor is no longer a Borrowing Base Guarantor.

Section 5.14 Designation of Subsidiaries. At any time after the Restatement Effective Date, the Borrower Representative may, in addition to the Unrestricted Subsidiaries listed on Schedule 1.01(b) on the Restatement Effective Date, designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary upon prior written notice to the Administrative Agent; provided that (i) the only Subsidiaries eligible to be designated as Unrestricted Subsidiaries on Schedule 1.01(b) or pursuant to this Section 5.14 are (A) Decantae, (B) each Subsidiary of the Company organized under the laws of a jurisdiction other than the United States (or any State thereof), the District of Columbia, Canada (or any province thereof), the Netherlands, Luxembourg or England and Wales and (C) Subsidiaries (other than the Borrowers) organized under the laws of the United States (or any state thereof), the District of Columbia, Canada (or any province thereof), the Netherlands, Luxembourg or England and Wales that are immaterial to the business of the Loan Parties taken as a whole, (ii) in the case of designation of any Restricted Subsidiary as an Unrestricted Subsidiary, immediately before and after such designation, no Specified Default shall have occurred and be continuing, (iii) in the case of designation of any Restricted Subsidiary as an Unrestricted Subsidiary at any time after the occurrence of a Fixed Charge Trigger Event and prior to the subsequent occurrence of a Fixed Charge Recovery Event, immediately after giving effect to such designation, the Borrowers shall be in compliance, on a pro forma basis, with the covenants set forth in Section 6.13 (it being understood that as a condition precedent to the effectiveness of any such designation, the Borrower Representative shall deliver to the Administrative Agent a certificate of a Financial Officer setting forth in reasonable detail the calculations demonstrating such compliance), (iv) no Subsidiary may be designated as an Unrestricted Subsidiary on Schedule 1.01(b) or pursuant to this Section 5.14 if it is a “Restricted Subsidiary” (or any other defined term having a similar purpose) for the purpose of the 2016 Notes Documents, the 2017 Notes Documents, the Additional Senior Secured Indebtedness Documents, the Additional Unsecured Indebtedness Documents, the Junior Secured Indebtedness Documents, or any Replacement Notes Documents (unless concurrently designated as an Unrestricted Subsidiary under such documents as well), (v) no Restricted Subsidiary may be designated an Unrestricted Subsidiary on Schedule 1.01(b) or pursuant to this Section 5.14 if it was previously designated an Unrestricted Subsidiary, (vi) no Restricted Subsidiary may be designated an Unrestricted Subsidiary if it owns any Equity

Interests of, or holds any Indebtedness of, any other Restricted Subsidiary unless all such Restricted Subsidiaries are concurrently designated as Unrestricted Subsidiaries, (vii) if a Restricted Subsidiary is being designated as an Unrestricted Subsidiary hereunder, (A) the sum of (1) the net tangible assets of such Subsidiary as of such date of designation (the “Designation Date”), as set forth on such Subsidiary’s most recent balance sheet, plus (2) the aggregate amount of total assets of all Unrestricted Subsidiaries (other than Decantae and the members of the Eden Group that are not Loan Parties) at such time shall not exceed 5.0% of the consolidated total assets of the Company and its Subsidiaries (other than Decantae and the members of the Eden Group that are not Loan Parties) at such date, pro forma for such designation and (B) the sum of (1) the EBITDA contributed by such Subsidiary as of the Designation Date, plus (2) the aggregate amount of EBITDA contributed by all Unrestricted Subsidiaries at such time shall not exceed 5.0% of EBITDA for the period of four fiscal quarters of the Company and its Subsidiaries (other than Decantae and the members of the Eden Group that are not Loan Parties) most recently ended for which financial statements have been or are required to have been delivered pursuant to Sections 5.01(a) or 5.01(b), as applicable, as of such Designation Date, pro forma for such designation, and (viii) the Borrower Representative shall have delivered to the Administrative Agent a certificate of a Financial Officer certifying compliance with the provisions of this Section 5.14 setting forth in reasonable detail the computations necessary to determine such compliance. Notwithstanding the foregoing, the designation of any Subsidiary as an Unrestricted Subsidiary after the Restatement Effective Date shall constitute an investment by the Company and its Restricted Subsidiaries, as applicable, therein at the Designation Date in an amount equal to the net book value of the applicable parties’ investment therein. Subject to Section 5.13(a), any Subsidiary of an Unrestricted Subsidiary shall automatically be deemed to be an Unrestricted Subsidiary. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute (i) the incurrence at the time of designation of all investments, Indebtedness and Liens of such Subsidiary existing at such time and (ii) a return on any investment by the Company or any Restricted Subsidiary in Unrestricted Subsidiaries pursuant to the preceding sentence in an amount equal to the fair market value at the date of such designation of the Company’s and its Restricted Subsidiaries’ (as applicable) investment in such Subsidiary.

Section 5.15 [Reserved.]

Section 5.16 [Reserved.]

Section 5.17 Farm Products. (a) The Borrowing Base Contributors organized under the laws the United States, any state thereof or the District of Columbia shall use commercially reasonable efforts, substantially consistent with the standards in the industry, to protect their Inventory from encumbrances and statutory trusts created under any Farm Products Law, so as to terminate or release the Lien or statutory trust on any Farm Products or other assets of such Borrowing Base Contributor maintained by or in favor of the Farm Products Seller or any secured party with respect to the assets of such Farm Products Seller under any Farm Products Law, and if so encumbered or subject to such a statutory trust, to cause the termination or release of the same unless and to the extent that (i) the amount owed to such Farm Products Seller is subject to a good faith dispute, diligently contested and (ii) adequate reserves with respect to such contest are maintained on the books of such Borrowing Base Contributor, in accordance with GAAP. Without limiting the generality of the foregoing, it shall use commercially reasonable efforts, substantially consistent with the standards in the industry, to satisfy all claims for which it has received a Farm Products Notices, subject to the right to contest referred to above.

Section 5.18 Restatement Post-Closing Covenants. Each Loan Party shall execute and deliver or cause to be executed and delivered each document, and complete or cause to be completed each task, and take or cause to be taken each action set forth on Schedule 5.18, in each case within the time limits specified on such schedule.

Section 5.19 Transfer of accounts of European Loan Parties; Notification of Account Debtors.

(a) At any time at the request of the Administrative Collateral Agent in its sole discretion following the occurrence of an Event of Default or a Cash Dominion Trigger Event, each Loan Party organized under the laws of the Netherlands shall (a) at the discretion of the Administrative Collateral Agent, either (i) immediately cause all of their Collection Accounts (each an “Existing Collection Account”) to be transferred to the name of the Administrative Collateral Agent or (ii) promptly open new Collection Accounts with (and, at the discretion of the Administrative Collateral Agent, in the name of) the Administrative Collateral Agent or an Affiliate of the Administrative Collateral Agent (such new bank accounts being Collection Accounts under and for the purposes of this Agreement and the other Loan Documents), and (b) if new Collection Accounts have been established pursuant to this Section (each a “New Collection Account”) ensure that all Account Debtors are instructed to pay the proceeds of all Accounts owing to the Loan Parties organized under the laws of the Netherlands to the New Collection Accounts. Until all such proceeds have been redirected to the New Collection Accounts, each Loan Party organized under the laws of the Netherlands shall cause all amounts on deposit in any Existing Collection Account to be transferred to a New Collection Account at the end of each Business Day; provided that if any such Loan Party does not instruct such re-direction or transfer, each of them hereby authorizes the Administrative Collateral Agent to give such instructions on their behalf to the applicable Account Debtors and/or the account bank holding such Existing Collection Account (as applicable).

(b) At any time at the request of the Administrative Collateral Agent in its sole discretion following the occurrence of an Event of Default or a Cash Dominion Trigger Event, each Loan Party organized under the laws of the Netherlands agrees that if any of its Account Debtors have not previously received notice of the security interest of the Administrative Collateral Agent over the Accounts, it shall promptly give notice to such Account Debtors and if any such Loan Party does not serve such notice, each of them hereby authorizes the Administrative Collateral Agent to serve such notice on their behalf.

ARTICLE VI

Negative Covenants

Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees, expenses and other amounts payable under any Loan Document have been paid in full (except for contingent indemnification obligations for which no claim has been made) and all Letters of Credit have expired or terminated (or have been cash collateralized in accordance with Section 2.06(j) hereof or otherwise backstopped by a letter of credit or other arrangements satisfactory to the applicable Issuing Bank) and all LC Disbursements shall have been reimbursed, the Loan Parties covenant and agree, jointly and severally, with the Lenders that:

Section 6.01 Indebtedness. No Loan Party will, nor will it permit any of its Restricted Subsidiaries to, create, incur or suffer to exist any Indebtedness, except:

(a) the Secured Obligations;

(b) Indebtedness existing on the Restatement Effective Date and set forth in Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness in accordance with clause (h) of this Section 6.01;

(c) [reserved;]

(d) [reserved;]

(e) Indebtedness of any Borrower to any Subsidiary or any other Borrower and of any Restricted Subsidiary to any Borrower or any other Subsidiary, provided that Indebtedness of any Loan Party to any non-Loan Party Subsidiary shall be subordinated to the Secured Obligations on terms reasonably satisfactory to the Administrative Agent;

(f) Guarantees by any Borrower of Indebtedness of any Subsidiary or any other Borrower and by any Restricted Subsidiary of Indebtedness of any Borrower or any other Subsidiary (in each case other than Guarantees of the 2016 Notes, the 2017 Notes, the Additional Senior Secured Indebtedness, the Additional Unsecured Indebtedness, the Junior Secured Indebtedness, and the Replacement Notes); provided that (i) the Indebtedness so Guaranteed is permitted by this Section 6.01, and (ii) Guarantees permitted under this clause (f) shall be subordinated to the Secured Obligations of the applicable Subsidiary if, and on the same terms as, the Indebtedness so Guaranteed is subordinated to the Secured Obligations;

(g) Indebtedness of any Borrower or any Restricted Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets (whether or not constituting purchase money Indebtedness), including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof; provided that (i) such Indebtedness is incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (g) shall not exceed $150,000,000 at any time outstanding;

(h) Indebtedness which represents an extension, refinancing, replacement, supplement, or renewal of any of the Indebtedness described in clauses (b), (k), (l), (m), (q), (s) and (t) hereof; provided that, (i) the principal amount of such Indebtedness is not increased except by an amount equal to unpaid accrued interest and premium thereon and any make-whole payments applicable thereto plus reasonable fees and expenses reasonably incurred with respect to such refinancing and by an amount equal to any existing unutilized commitments thereunder, (ii) any Liens securing such Indebtedness are not extended to any additional property of any Loan Party or any of their respective Restricted Subsidiaries (and any Replacement Notes shall be unsecured), (iii) no Loan Party or Restricted Subsidiary of any Loan Party that is not originally obligated with respect to repayment of such Indebtedness is required to become obligated with respect thereto (which, for the sake of clarity, would not preclude additional Subsidiaries that are created or acquired after the date such Indebtedness is incurred to become guarantors of such Indebtedness to the extent that such Subsidiary would have been required to become a guarantor of the Indebtedness being so refinanced), (iv) such extension, refinancing, supplement, or renewal does not result in a shortening of the average weighted maturity of the Indebtedness so extended, refinanced or renewed, (v) the terms of any such extension, refinancing, supplement, or renewal (taken as a whole) are not less favorable to the obligor thereunder than the original terms of such Indebtedness (taken as a whole); provided that pricing and any premiums for any such extension, refinancing, supplement, or renewal shall be on customary market terms at such time for Indebtedness of such type, (vi) if the Indebtedness that is refinanced, supplemented, renewed, or extended was subordinated in right of payment to the Secured Obligations, then the terms and conditions of the refinancing, supplement, renewal, or extension Indebtedness must include subordination terms and conditions that are at least as favorable to the Administrative Agent and the Lenders as those that were applicable to the refinanced, supplemented, renewed, or extended Indebtedness, and (vii) solely with respect to an extension, refinancing, replacement, supplement or renewal of the Indebtedness permitted under Sections 6.01(s) and 6.01(t), the stated maturity of such Indebtedness is no earlier than, and the terms of such Indebtedness shall not provide for any mandatory prepayments, scheduled amortization, principal or sinking fund payments and is not subject to mandatory redemption or repurchase (other than customary provisions permitting or requiring such Indebtedness to be repurchased with asset sale, insurance or condemnation award proceeds that are not otherwise required to repay the Secured Obligations or other Indebtedness, or upon a change of control) prior to, the date that is 6 months after the latest possible Maturity Date;

(i) Indebtedness owed to any person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such person, in each case incurred in the ordinary course of business;

(j) Indebtedness of any Borrower or any Restricted Subsidiary in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business;

(k) Indebtedness (x) of any Person (other than a Person that was previously an Unrestricted Subsidiary) that becomes a Restricted Subsidiary after the Restatement Effective Date in connection with any Permitted Acquisition , or (y) assumed in connection with any assets acquired in connection with a Permitted Acquisition; provided that (i) such Indebtedness exists at the time such Person becomes a Restricted Subsidiary or such assets are acquired and is not created in contemplation of or in connection with such Person becoming a Subsidiary or such assets being acquired and (ii) the aggregate principal amount of Indebtedness permitted by this clause (k) shall not exceed $40,000,000 at any time outstanding;

(l) so long as no Default has occurred and is continuing, other Indebtedness in an aggregate principal amount not exceeding $50,000,000 at any time outstanding; provided that (x) Indebtedness incurred by Loan Parties under this clause (l) shall be unsecured and (y) the aggregate principal amount of Indebtedness of the Restricted Subsidiaries that are not Loan Parties permitted by this clause (l) shall not exceed $25,000,000 at any time outstanding; provided, further, that after giving effect to the incurrence of Indebtedness under this clause (l) on a Pro Forma Basis as of the last day of the most recent fiscal quarter for which financial statements have been delivered (or were required to be delivered) pursuant Sections 5.01(a) or 5.01(b), as applicable, the Consolidated Secured Leverage Ratio is less than or equal to 4.00 to 1.00 and the Consolidated Leverage Ratio is less than or equal to 6.00 to 1.00;

(m) [reserved;]

(n) Guarantees by the Company and its Restricted Subsidiaries to or in favor of third parties in an aggregate amount (combined with the then outstanding amount of Investments made under Section 6.04(o)) not to exceed $15,000,000 on any date of determination;

(o) obligations of any Borrower or any Restricted Subsidiary under Swap Agreements permitted under Section 6.08;

(p) [reserved;]

(q) [reserved;]

(r) unsecured earnouts and Indebtedness constituting Acquisition Consideration in connection with Permitted Acquisitions in an aggregate amount not to exceed $30,000,000 at any time outstanding;

(s) Indebtedness of the Company (which may be guaranteed on an unsecured basis under the terms of the 2016 Indenture by one or more Loan Parties, for so long as each such Person remains a Loan Party hereunder, including any such Person directly or indirectly formed or acquired by the Company after the Restatement Effective Date) under the 2016 Notes Documents incurred prior to the Restatement Effective Date evidenced by the 2016 Notes in an aggregate principal amount up to €450,000,000;

(t) Indebtedness of the Company (which may be guaranteed on an unsecured basis under the terms of the 2017 Indenture by one or more Loan Parties, for so long as each such Person remains a Loan Party hereunder, including any such Person directly or indirectly formed or acquired by the Company after the Restatement Effective Date) under the 2017 Notes Documents incurred prior to the Restatement Effective Date evidenced by the 2017 Notes in an aggregate principal amount up to $750,000,000;

(u) so long as no Default is then continuing or would result therefrom, Indebtedness of a Loan Party (and Guarantees of the same to the extent permitted under the definition of Additional Senior Secured Indebtedness or Junior Secured Indebtedness, as applicable) not otherwise permitted under this Section 6.01 in respect of one or more series of senior secured notes or senior secured term loans that constitute Additional Senior Secured

Indebtedness or Junior Secured Indebtedness, in an aggregate principal amount not to exceed $400,000,000 on any date of determination; provided that (i) after giving effect to the incurrence or issuance of such Indebtedness on a Pro Forma Basis as of the last day of the most recent fiscal quarter for which financial statements have been delivered (or were required to be delivered) pursuant to Sections 5.01(a) or 5.01(b), as applicable, the Consolidated Secured Leverage Ratio is less than or equal to 4.00 to 1.00 and the Consolidated Leverage Ratio is less than or equal to 6.00 to 1.00, and (ii) a Financial Officer of the Borrower Representative may designate by prior written notice to the Administrative Agent and the Collateral Agent such Indebtedness as Indebtedness secured by Liens that attach to equipment (including Eligible Equipment) and real property (including Eligible Real Property) on a senior basis to the Liens securing the Secured Obligations so long as such Indebtedness is subject to an Applicable Intercreditor Agreement (any Indebtedness so designated, “PP&E Priority Indebtedness”); and

(v) so long as no Default is then continuing or would result therefrom, Indebtedness of a Loan Party (and Guarantees of the same to the extent permitted under the definition of Additional Unsecured Indebtedness, Additional Senior Secured Indebtedness or Junior Secured Indebtedness, as applicable) not otherwise permitted under this Section 6.01 that (i) constitutes Additional Unsecured Indebtedness if, after giving effect to the incurrence or issuance of such Indebtedness on a Pro Forma Basis as of the last day of the most recent fiscal quarter for which financial statements have been delivered (or were required to be delivered) pursuant to Sections 5.01(a) or 5.01(b), as applicable, the Consolidated Leverage Ratio is less than or equal to 6.00 to 1.00 or (ii) constitutes Additional Senior Secured Indebtedness or Junior Secured Indebtedness if, after giving effect to the incurrence or issuance of such Indebtedness on a Pro Forma Basis as of the last day of the most recent fiscal quarter for which financial statements have been delivered (or were required to be delivered) pursuant Sections 5.01(a) or 5.01(b), as applicable, the Consolidated Secured Leverage Ratio is less than or equal to 4.00 to 1.00 and the Consolidated Leverage Ratio is less than or equal to 6.00 to 1.00.

Section 6.02 Liens. No Loan Party will, nor will it permit any of its Restricted Subsidiaries to, create, incur, assume or permit to exist any Lien (including any Lien arising under ERISA) on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(a) Liens created pursuant to any Loan Document;

(b) Permitted Encumbrances;

(c) any Lien on any property or asset of any Borrower or any Restricted Subsidiary existing on the Restatement Effective Date and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of such Borrower or Restricted Subsidiary or any other Borrower or Restricted Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the Restatement Effective Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof except to the extent permitted by clause (h) of Section 6.01;

(d) Liens on fixed or capital assets acquired, constructed or improved by any Borrower or any Restricted Subsidiary; provided that (i) such security interests secure Indebtedness permitted by clause (g) of Section 6.01, (ii) such security interests are incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of such Borrower or Restricted Subsidiary or any other Borrower or Restricted Subsidiary;

(e) any Lien existing on any property or asset (other than Accounts and Inventory owned or acquired by a Loan Party) prior to the acquisition thereof by any Borrower or any Restricted Subsidiary or existing on any property or asset (other than Accounts and Inventory owned or acquired by a Loan Party) of any Person (other than any Person that is an Unrestricted Subsidiary prior to becoming a Restricted Subsidiary) that becomes a Restricted Subsidiary after the Restatement Effective Date prior to the time such Person becomes a Restricted Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of such Restricted Subsidiary or any other Borrower or Restricted Subsidiary; (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Restricted Subsidiary, as the case may be and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof except to the extent permitted by clause (h) of Section 6.01 and (iv) any such Lien attaching to Accounts or Inventory shall be released on or prior to the date that such Person becomes a Loan Party or on or prior to the date that such property or asset is acquired by a Loan Party; provided in the case of this clause (iv) that no such release shall be required in respect of any Lien that attaches to Accounts of an Account Debtor of such Loan Party that are subject to a factoring, supply chain financing or similar arrangement permitted under the terms of this Agreement that existed prior to the time that such Person becomes a Restricted Subsidiary after the Restatement Effective Date and otherwise complies with the terms of this clause (e), and so long as any collections of such Accounts of such Account Debtor of such Loan Party in connection therewith are not commingled with any Collateral; provided, further, that to the extent Liens on any Accounts of any Account Debtor of such Loan Party are permitted to remain on such Accounts pursuant to the preceding proviso, no Account of such Account Debtor of such Loan Party shall constitute Eligible Accounts or be included in any Borrowing Base.

(f) Liens (i) of a collecting bank arising in the ordinary course of business under Section 4-210 of the Uniform Commercial Code in effect in the relevant jurisdiction covering only the items being collected upon or (ii) in favor of a banking institution arising as a matter of law, encumbering amounts credited to deposit or securities accounts (including the right of set-off) and which are within the general parameters customary in the banking industry;

(g) Liens arising out of sale and leaseback transactions permitted by Section 6.06;

(h) Liens on Permitted Margin Stock;

(i) Liens granted by a Restricted Subsidiary that is not a Loan Party in favor of any Borrower or another Loan Party in respect of Indebtedness owed by such Restricted Subsidiary;

(j) licenses of Intellectual Property that are in furtherance of, or integral to, other business transactions entered into by the Company or a Restricted Subsidiary in the ordinary course of business;

(k) Liens not otherwise permitted by this Section so long as (i) the obligations secured thereby are not obligations for borrowed money, (ii) the aggregate obligations secured thereby do not exceed $2,500,000 at any time, and (iii) the Liens do not attach to any property that is not also subject to a senior Lien securing the Secured Obligations;

(l) [reserved;]

(m) [reserved;]

(n) Liens securing Indebtedness other than Indebtedness for borrowed money in an amount not to exceed $1,000,000 at any time outstanding;

(o) sales, transfers, dispositions and non-recourse factoring of accounts receivable permitted pursuant to paragraph (c) of Section 6.05;

(p) Liens securing Additional Senior Secured Indebtedness and Junior Secured Indebtedness permitted under Sections 6.01(u) or (v); provided that (i) such Liens are at all times subject to the terms of one or more Applicable Intercreditor Agreements and (ii) to the extent such Liens attach to ABL Priority Collateral, such Liens on ABL Priority Collateral shall be junior to the Liens securing the Secured Obligations hereunder;

(q) any security interest or set-off arrangements entered into by a Loan Party incorporated under the laws of the Netherlands in respect of disbursement accounts in the ordinary course of its banking arrangements which arise from the Dutch general banking conditions (algemene bankvoorwaarden); and

(r) Liens on assets of Restricted Subsidiaries that are not Loan Parties securing Indebtedness permitted under Section 6.01(l)(y).

Notwithstanding the foregoing, none of the Liens permitted pursuant to this Section 6.02 may at any time attach to any Loan Party’s (1) Accounts, other than those permitted under clause (a) of the definition of Permitted Encumbrance and clauses (a) and (p) above and (2) Inventory, other than those permitted under clauses (a) and (b) of the definition of Permitted Encumbrance and clause (a) and (p) above.

Section 6.03 Fundamental Changes.

(a) No Loan Party will, nor will it permit any of its Restricted Subsidiaries to, amalgamate with, merge into or consolidate with any other Person, or permit any other Person to amalgamate with, merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing (i) any Person (other than a Borrower) may merge or amalgamate into a Borrower in a transaction in which such Borrower is the surviving corporation, (ii) any Person (other than a Borrower) may merge or amalgamate into or with (A) any Loan Party in a transaction in which the surviving entity is a Loan Party or (B) any other Restricted Subsidiary in a transaction in which the surviving entity is a Restricted Subsidiary, (iii) any Restricted Subsidiary of the Company may transfer its assets to a Loan Party (or if such Subsidiary is a Borrower, then to another Borrower) and may then be liquidated or dissolved, (iv) any Borrower may be merged, amalgamated or consolidated with or into another Borrower; provided that (x) if Cott Holdings is a party to any such merger, amalgamation or consolidation, Cott Holdings is the surviving entity, (y) if the Company merges, amalgamates or consolidates with a UK Co-Borrower or a Canadian Co-Borrower, the Company is the surviving entity, and (z) if Aimia Foods Limited merges, amalgamates or consolidates with a UK Co-Borrower, Aimia Foods Limited is the surviving entity, (v) any wholly-owned Subsidiary of the Company (other than a Borrower) may merge with or into or amalgamate with any Person acquired in connection with a Permitted Acquisition; provided that (x) the Company and its Restricted Subsidiaries shall comply with Section 5.13, and (y) the surviving Person is a wholly-owned Subsidiary, (vi) any Restricted Subsidiary may merge or amalgamate or combine with any Person pursuant to a disposition permitted by Section 6.05; provided that any such merger or amalgamation involving a Person that is not a wholly owned Subsidiary immediately prior to such merger or amalgamation shall not be permitted unless also permitted by Section 6.04, and (vii) any Excluded Subsidiary may transfer its assets to an Excluded Subsidiary and may then be liquidated or dissolved.

(b) No Loan Party will, nor will it permit any of its Restricted Subsidiaries to, engage in any business other than Permitted Businesses.

(c) No Dutch Co-Borrower will become a member of a consolidated tax group, except if such group consists solely of Loan Parties.

Section 6.04 Investments, Loans, Advances, Guarantees and Acquisitions. No Loan Party will, nor will it permit any of its Restricted Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a Loan Party and a wholly owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (whether through purchase of assets, merger or otherwise), except:

(a) (i) Permitted Investments, which in the case of Loan Parties, shall be subject to control agreements in favor of the Administrative Collateral Agent for the benefit of the Lenders or otherwise subject to a perfected security interest in favor of the Administrative Collateral Agent for the benefit of the Lenders subject to Permitted Perfection Limitations and (ii) so long as no Loans are outstanding under this Agreement, securities rated BBB or higher by S&P (or an equivalent rating by another nationally recognized rating agency) in an aggregate amount not to exceed $30,000,000 at any time outstanding;

(b) loans, advances, guarantees and investments in existence on the Restatement Effective Date and described in Schedule 6.04;

(c) investments by the Loan Parties and their respective Restricted Subsidiaries in Equity Interests in Subsidiaries of the foregoing; provided that (A) any such Equity Interests held by a Loan Party shall be pledged pursuant to the applicable Security Agreement (subject to the limitations applicable to common stock of certain foreign Subsidiaries referred to in Section 5.13 and subject to Permitted Perfection Limitations), (B) the aggregate amount of investments made pursuant to this clause (c) after the Restatement Effective Date by Loan Parties and their respective Restricted Subsidiaries in Subsidiaries that are not Loan Parties (together with outstanding intercompany loans made after the Restatement Effective Date permitted under clause (B) to the first proviso to Section 6.04(d) and outstanding Guarantees made after the Restatement Effective Date permitted under the first proviso to Section 6.04(e)) shall not exceed $12,500,000 at any time outstanding (in each case determined without regard to any write-downs or write-offs); provided that if Aggregate Availability (after giving effect to such investment) is at least $25,000,000, then the aggregate amount of investments permitted to be made under clause (B) on such date (together, without duplication, with outstanding intercompany loans made after the Restatement Effective Date permitted under clause (B) to the first proviso to Section 6.04(d) and outstanding Guarantees made after the Restatement Effective Date permitted under the first proviso to Section 6.04(e)) shall be increased to $25,000,000 for the purpose of the making of such investment on such date, and (C) no investments permitted under this clause (c) shall be permitted to be made at any time an Event of Default has occurred and is continuing;

(d) loans or advances made by any Borrower to any Subsidiary or any other Borrower and made by any Restricted Subsidiary to any Borrower or any other Subsidiary, provided that (A) any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged pursuant to the applicable Security Agreement and (B) the amount of such loans and advances made by Loan Parties and their respective Restricted Subsidiaries to Subsidiaries that are not Loan Parties pursuant to this clause (d) after the Restatement Effective Date (together with outstanding investments made after the Restatement Effective Date permitted under clause (B) to the first proviso to Section 6.04(c) and outstanding Guarantees made after the Restatement Effective Date permitted under the first proviso to Section 6.04(e)) shall not exceed $12,500,000 at any time outstanding (in each case determined without regard to any write-downs or write-offs); provided that if Aggregate Availability (after giving effect to such loan or advance) is at least $25,000,000, then the aggregate amount of loans and advances permitted to be made under clause (B) on such date (together, without duplication, with outstanding investments made after the Restatement Effective Date permitted under clause (B) to the first proviso to Section 6.04(c) and outstanding Guarantees made after the Restatement Effective Date permitted under the first proviso to Section 6.04(e)) shall be increased to $25,000,000 for the purposes of making such loan or advance on such date and provided, that no investments permitted under this clause (d) shall be permitted to be made at any time an Event of Default has occurred and is continuing;

(e) Guarantees constituting Indebtedness permitted by Section 6.01, provided that the aggregate principal amount of Indebtedness of Subsidiaries that are not Loan Parties that is Guaranteed by any Loan Party or by their respective Restricted Subsidiaries pursuant to this clause (e) after the Restatement Effective Date (together with outstanding investments permitted under clause (B) to the first proviso to Section 6.04(c) made after the Restatement Effective Date and outstanding intercompany loans permitted under clause (B) to the first proviso to Section 6.04(d) made after the Restatement Effective Date) shall not exceed $12,500,000 at any time outstanding (in each case determined without regard to any write-downs or write-offs); provided that if that if Aggregate Availability (after giving effect to such Guarantee) is at least $25,000,000, then the aggregate amount of Guarantees permitted to be made under this clause (e) on such date (together, without duplication, with outstanding investments permitted under clause (B) to the first proviso to Section 6.04(c) made after the Restatement Effective Date and outstanding intercompany loans made after the Restatement Effective Date under clause (B) to the first proviso to Section 6.04(d)) shall be increased to $25,000,000 for the purposes of entering into such Guarantee on such date;

(f) loans or advances made by any Loan Party or any of their respective Restricted Subsidiaries to its employees on an arms’-length basis in the ordinary course of business consistent with past practices for travel and entertainment expenses, relocation costs and similar purposes up to a maximum of $1,000,000 in the aggregate at any one time outstanding;

(g) subject to the applicable provisions of any Security Agreements (including Sections 4.2(a) and 4.4 of the applicable U.S. Security Agreement and Sections 4.2(a) and 4.4 of the applicable Canadian Security Agreement), notes payable, or stock or other securities issued by Account Debtors to any Loan Party or any of their respective Restricted Subsidiaries pursuant to negotiated agreements with respect to settlement of such Account Debtor’s Accounts in the ordinary course of business, consistent with past practices;

(h) investments in the form of Swap Agreements permitted by Section 6.08;

(i) investments of any Person (other than a Person that was an Unrestricted Subsidiary prior to becoming a Restricted Subsidiary) existing at the time such Person becomes a Restricted Subsidiary of a Borrower or consolidates or merges with a Borrower or any of its Restricted Subsidiaries, in each case, in connection with a Permitted Acquisition, so long as such investments were not made in contemplation of such Person becoming a Subsidiary or of such merger;

(j) investments received in connection with the dispositions of assets permitted by Section 6.05;

(k) investments constituting deposits described in clauses (c) and (d) of the definition of the term “Permitted Encumbrances”;

(l) investments by the Company and its Restricted Subsidiaries in the form of Permitted Acquisitions; provided that the Company and its Restricted Subsidiaries may not make any Permitted Acquisition unless the Payment Conditions are satisfied;

(m) investments in the form of repurchases of capital stock of the Company or any of its Restricted Subsidiaries permitted by Section 6.09(a)(iv);

(n) investments in the form of purchases, redemptions or exchanges of Disqualified Equity Interests, the 2017 Notes, the 2016 Notes, the Additional Senior Secured Indebtedness, the Additional Unsecured Indebtedness, the Junior Secured Indebtedness, or any Replacement Notes permitted by Sections 6.09(b)(vi), (vii) and (ix);

(o) loans, advances and extensions of credit by, and investments in the form of equipment of, the Company and its Restricted Subsidiaries in an aggregate amount (combined with the then outstanding amount of Guarantees incurred under Section 6.01(n)) not to exceed $25,000,000 on any date of determination to or in favor of third parties;

(p) [reserved;]

(q) [reserved;]

(r) [reserved;]

(s) [reserved;]

(t) the sale or other disposition of assets (the “Transferor Assets”) by a Borrower or Restricted Subsidiary (the “Transferor”) to a Person that is not a Borrower or Subsidiary (the “Transferee”) in exchange for assets (the “Transferee Assets”) (such transaction being an “Asset Exchange”) so long as (i) before and after giving effect to such Asset Exchange no Default or Event of Default shall have occurred and be continuing, (ii) after giving effect to Asset Exchange (and the removal of any Transferred Assets from the Borrowing Base), Aggregate Availability shall not be less than $35,000,000, (iii) the Transferee Assets are of the type generally used in Permitted Business, (iv) the fair market value of the Transferee Assets is no less than the fair market value of the Transferor Assets, (v) the Board of Transferor shall have determined that the Asset Swap is in the best interest of the Transferor and (vi) at least fifteen days prior to the consummation of the Asset Exchange, Transferor shall have provided the Administrative Agent and the Collateral Agent a listing, in reasonable detail, of all of the Transferred Assets. Each Borrower acknowledges and agrees that none of the Transferee Assets shall be included in the Borrowing Base until such time as appraisals satisfactory in form and substance to the Administrative Agent and the Collateral Agent have been delivered to the Administrative Agent and the Collateral Agent and each shall have determined that they are otherwise satisfied with the inclusion of such assets in the Borrowing Base;

(u) Guarantees by Excluded Subsidiaries of obligations of other Excluded Subsidiaries that do not constitute Indebtedness;

(v) Guarantees by Loan Parties of obligations of other Loan Parties that do not constitute Indebtedness;

(w) other loans, advances and investments so long as the Payment Conditions are satisfied; and

(x) investments by Aimia Foods Limited in 11,238 ordinary shares of Associated Coffee Merchants (International) Limited.

For the purposes of this Section 6.04, the “amount” of any loan, advance, extension of credit or investment made by any Person or Persons (collectively, the “Investors”) in any other Person or Persons (collectively, solely for the purpose of this Section 6.04, the “Recipient”) shall be:

(i) with respect to any loans, advances or extensions of credit made by any Investor to any Recipient, an amount equal to (A) the principal amount of loans, advances and extensions of credit made to the Recipient, directly or indirectly, by the Investor less (B) the amount of any repayments of principal of such loans, advances or extensions of credit made, directly or indirectly, by the Recipient to the Investor; and

(ii) with respect to any investment made by any Investor in any Recipient, (A) the amount of capital contributions made in the Recipient, directly or indirectly, by the Investor less (B) the amount of any dividends and distributions made by such Recipient (directly or indirectly) to such Investor with respect to such investment.

Section 6.05 Asset Sales. No Loan Party will, nor will it permit any of its Restricted Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, nor will any Borrower permit any Subsidiary to issue any additional Equity Interest in such Subsidiary (other than to another Borrower or another Subsidiary in compliance with Section 6.04), except:

(a) sales, transfers and dispositions of (i) inventory in the ordinary course of business, (ii) used, obsolete, worn out or surplus equipment or property in the ordinary course of business and (iii) Permitted Margin Stock;

(b) sales, transfers and dispositions to any Borrower or any Subsidiary; provided that any sales, transfers or other dispositions pursuant to this clause (b) that are not solely among Loan Parties shall be for fair value and at least 75% cash consideration;

(c) sales, transfers and dispositions of accounts receivable in connection with the compromise, settlement or collection thereof;

(d) sales, transfers and dispositions of investments permitted by clauses (g), (i), (k), (t) and (w) of Section 6.04;

(e) sale and leaseback transactions permitted by Section 6.06;

(f) dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any Borrower or any Restricted Subsidiary;

(g) sales, transfers and other dispositions of assets (other than Equity Interests in a Subsidiary unless all Equity Interests in such Subsidiary are sold) that are not permitted by any other paragraph of this Section; provided that the aggregate fair market value of all assets sold, transferred or otherwise disposed of in reliance upon this paragraph (g) (i) other than the assets designated in accordance with clause (ii) of this proviso, shall not exceed (x) $30,000,000 during any fiscal year of the Company and (y) $70,000,000 during the term of this Agreement, commencing on the Restatement Effective Date and (ii) solely with respect to fixed assets acquired as part of a Permitted Acquisition and disclosed to the Administrative Agent in accordance with clause (j) of the definition of Permitted Acquisition, shall not exceed $30,000,000 during any fiscal year of the Company commencing on the Restatement Effective Date; provided, further, that any sales, transfers or other dispositions pursuant to this clause (g) shall be for fair value and at least 75% cash consideration;

(h) (i) licenses of Intellectual Property and (ii) sales, transfers and other dispositions to Private Brand Customers of trademarks, formulae and other Intellectual Property that are established or developed in connection with and/or for the benefit of Private Brand Customers, in each case that are in furtherance of, or integral to, other business transactions entered into by the Company or a Restricted Subsidiary in the ordinary course of business;

(i) the conveyance, sale, lease, assignment, transfer or other disposition of vending machines, in the normal course of business or as may be reasonably required by contract with the customer of the Company and its Restricted Subsidiaries, in connection with, or to promote, sales of inventory or at the end of a relationship with a customer;

(j) Restricted Payments permitted by Section 6.09;

(k) dispositions of Permitted Investments and dispositions of investments permitted by Section 6.04(a)(ii) in the ordinary course of business or in connection with a transaction otherwise permitted under this Agreement;

(l) [reserved;]

(m) [reserved;]

(n) [reserved;]

(o) [reserved;]

(p) sales, transfers and dispositions of assets described in Schedule 6.05 of the Confidential Disclosure Letter; and

(q) other sales, transfers and dispositions agreed to in writing by the Required Lenders (other than sales, transfers and dispositions that would require the consent of each Lender under Section 9.02 in the absence of this subsection (q));

provided, that nothing in this Section 6.05 shall be taken as permitting any UK Co-Borrower, any Dutch Co-Borrower, or any Loan Party organized under the laws of England and Wales or the Netherlands, to sell, factor, assign, transfer or otherwise deal with any of its Accounts other than (i) by collecting the same in the ordinary course as provided in the applicable Security Agreement, (ii) pursuant to arrangements that exist at the time such Loan Party is acquired in a Permitted Acquisition; provided that the Accounts subject to such arrangements shall be excluded from all Borrowing Bases, or (iii) as specifically permitted by the Administrative Collateral Agent or the UK Security Trustee, as applicable.

Section 6.06 Sale and Leaseback Transactions. No Loan Party will, nor will it permit any of its Restricted Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used in its business, whether now owned or hereafter acquired, and thereafter rent, lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for any such sale of any fixed or capital assets by any Borrower or any Restricted Subsidiary that is made for cash consideration in an amount not less than the fair value of such fixed or capital asset and is consummated within 180 days after such Borrower or such Restricted Subsidiary acquires or completes the construction of such fixed or capital asset (or within 180 days after the applicable Restricted Subsidiary or Borrower was acquired by a Borrower or Restricted Subsidiary). Notwithstanding the foregoing, so long as no Default or Event of Default has occurred and is continuing or would be caused thereby, any Loan Party or any Restricted Subsidiary may enter into sale and leaseback transactions as long as the fair market value of assets sold and leased back in any calendar year does not exceed $17,500,000 in the aggregate, provided, that to the extent such sale and leaseback transaction provides for the sale of any real estate that is either subject to a Mortgage or on which any Eligible Equipment is located, the Company shall have delivered to the Collateral Agent an Aggregate Borrowing Base Certificate, together with a Borrowing Base Certificate for any Borrowing Base Contributor that is selling such assets, which calculates such Borrowing Base Contributor’s Borrowing Base, in each event after giving effect to such sale.

Section 6.07 [Reserved.]

Section 6.08 Swap Agreements. No Loan Party will, nor will it permit any of its Restricted Subsidiaries to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which any Borrower or any Restricted Subsidiary has actual exposure (other than those in respect of Equity Interests of any Borrower or any of its Restricted Subsidiaries), and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of any Borrower or any Restricted Subsidiary.

Section 6.09 Restricted Payments; Certain Payments of Indebtedness.

(a) No Loan Party will, nor will it permit any of its Restricted Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except:

(i) each Loan Party and its Restricted Subsidiaries may declare and pay dividends with respect to its common stock payable solely in additional shares of its common stock, and, with respect to its preferred stock, payable solely in additional shares of such preferred stock or in shares of its common stock;

(ii) Restricted Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests;

(iii) the Company may declare and pay dividends to the holders of its Equity Interests as long as the Payment Conditions are satisfied;

(iv) the Company or any of its Restricted Subsidiaries may repurchase or redeem its Equity Interests as long as the Payment Conditions are satisfied; and

(v) any Restricted Subsidiary that is a direct wholly-owned Subsidiary of the Company or that is a direct wholly-owned Subsidiary of a Restricted Subsidiary, may repurchase its Equity Interests from, or pay dividends ratably with respect to its Equity Interests to, the Company or the Restricted Subsidiary that owns its Equity Interests.

(b) No Loan Party will, nor will it permit any of its Restricted Subsidiaries to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:

(i) payment of Indebtedness created under the Loan Documents;

(ii) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness;

(iii) payment of mandatory prepayments as and when due in respect of any Indebtedness, including, for the avoidance of doubt, any payments in connection with the Refresco Sale Note Offers actually accepted by the noteholders of the 2016 Notes and 2017 Notes; provided that if the proceeds of any Loans are used for the purpose of any such payment in connection with the Refresco Sale Note Offers, (A) no Default shall have occurred and be continuing, (B) all representations and warranties contained in Article III and in the other Loan Documents shall be true and correct in all material respects, and (C) the Payment Conditions shall be satisfied both immediately before and immediately after giving effect to such payment;

(iv) refinancings of Indebtedness to the extent permitted by Section 6.01;

(v) payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

(vi) (a) payment of unsecured Indebtedness, Subordinated Indebtedness or Junior Secured Indebtedness (other than Indebtedness permitted to be purchased, repurchased, redeemed, defeased or prepaid pursuant to clause (vii) below) in an amount not exceeding $5,000,000 in any calendar year, so long as Aggregate Availability exceeds $25,000,000 after giving effect to each such payment and (b) voluntary payments of Indebtedness other than Indebtedness of the types described in clauses (vi)(a) and (vii) of this Section 6.09(b);

(vii) the Company or any of its Restricted Subsidiaries may, from time to time, (a) voluntarily purchase Disqualified Equity Interests, 2016 Notes, 2017 Notes, Additional Senior Secured Indebtedness, Additional Unsecured Indebtedness, Junior Secured Indebtedness, or Replacement Notes from one or more holders thereof, and/or (b) voluntarily redeem or defease some or all of any Disqualified Equity Interests, 2016 Notes, 2017 Notes, Additional Senior Secured Indebtedness, Additional Unsecured Indebtedness, Junior Secured Indebtedness, or Replacement Notes in accordance with the terms of such Disqualified Equity Interests, the 2016 Indenture, the 2017 Indenture, the Additional Senior Secured Indebtedness Documents, the Additional Unsecured Indebtedness Documents, the Junior Secured Indebtedness Documents, or the Replacement Indenture, as applicable, in the case of clauses (a) and (b), as long as at the time of such purchase, redemption or defeasance, the Payment Conditions are satisfied;

(viii) payment of intercompany indebtedness to the extent permitted by the subordination provisions applicable thereto, if any; and

(ix) the Company or any of its Restricted Subsidiaries may, from time to time, exchange any Qualified Equity Interests for all or part any Disqualified Equity Interests, the 2016 Notes, the 2017 Notes, Additional Senior Secured Indebtedness, Additional Unsecured Indebtedness, Junior Secured Indebtedness, or the Replacement Notes during the term of this Agreement, in each case as long as at the time of such exchange, the Payment Conditions are satisfied.

For purposes of this Section 6.09(b), the 2016 Notes, the 2017 Notes, the Additional Senior Secured Indebtedness, the Additional Unsecured Indebtedness, the Junior Secured Indebtedness, or Replacement Notes, as applicable, shall be deemed to be “redeemed” at the time that a Borrower or Restricted Subsidiary deposits with the trustee under the 2016 Indenture, the 2017 Indenture, the Additional Senior Secured Indebtedness Documents, the Additional Unsecured Indebtedness Documents, the Junior Secured Indebtedness Documents, or any Replacement Indenture, as applicable, the funds sufficient to redeem the applicable 2016 Notes, 2017 Notes, Junior Secured Indebtedness or Replacement Notes.

Section 6.10 Transactions with Affiliates. No Loan Party will, nor will it permit any of its Restricted Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions that (i) are in the ordinary course of business and (ii) are at prices and on terms and conditions not less favorable to such Borrower or such Restricted Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among any Loan Party and any other Loan Party not involving any other Affiliate, (c) any loans, advances, Guarantees and other investments permitted by Sections 6.04(b), (c), (d), (e), (i), (l), (m), (u) or (v), or, solely to the extent such transactions are with an Affiliate of a Loan Party, Section 6.04(o) or (t), (d) any Indebtedness permitted under Section 6.01(a), (b), (e), (f), (k), (s) (or any replacement thereof permitted under Section 6.01(h)), (t) (or any replacement thereof permitted under Section 6.01(h)), and any Guarantees permitted under Section 6.01 or 6.04, as applicable, (e) any Restricted Payment or payment in respect of Indebtedness permitted by Section 6.09, (f) loans or advances to employees permitted under Section 6.04, (g) the payment of reasonable fees to directors of any Borrower or any Restricted Subsidiary who are not employees of such Borrower or Restricted Subsidiary, and compensation and employee benefit arrangements paid to, and indemnities provided for the benefit of, directors, officers or employees of the Borrowers or their Restricted Subsidiaries in the ordinary course of business, and (h) any issuances of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements, stock options and stock ownership plans approved by a Borrower’s or Restricted Subsidiary’s board of directors; provided, further, that nothing in this Section 6.10 shall be taken as permitting any UK Co-Borrower, and Dutch Co-Borrower, or any Loan Party organized under the laws of England and Wales or the Netherlands, to sell, factor, assign, transfer or otherwise deal with any of its Accounts other than (i) by collecting the same in the ordinary course as provided in the applicable Security Agreement, (ii) pursuant to arrangements that exist at the time such Loan Party is acquired in a Permitted Acquisition; provided that the Accounts subject to such arrangements shall be excluded from all Borrowing Bases, or (iii) as specifically permitted by the Administrative Collateral Agent or the UK Security Trustee, as applicable.

Section 6.11 Restrictive Agreements. No Loan Party will, nor will it permit any of its Restricted Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of such Loan Party or any of its Restricted Subsidiaries to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to any Borrower or any other Restricted Subsidiary or to Guarantee Indebtedness of any Borrower or any other Restricted Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the Restatement Effective Date identified on Schedule 6.11 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to restrictions and conditions in the 2016 Indenture, the 2016 Notes Documents, the 2017 Indenture, the 2017 Notes Documents, or any Replacement Indenture (but shall apply to any extension or renewal of any Replacement Indenture, or any amendment or modification expanding the scope of, any such restriction or condition in the 2016 Indenture, the 2016 Notes Documents, the 2017 Indenture, the 2017 Notes Documents, or any Replacement Indenture), (iv) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Restricted Subsidiary or assets pending such sale, provided such restrictions and conditions apply only to the Restricted Subsidiary or assets that is to be sold and such sale is permitted hereunder, (v) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness; provided that the foregoing shall not prohibit, restrict or condition Liens securing the Obligations (or any Indebtedness incurred to refinance or replace any of the Obligations) on any assets or property of the type included in the Collateral, (vi) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof, (vii) clause (a) of the foregoing shall not apply to legally enforceable prohibitions on the pledge or disposition of Equity Interests in any joint venture to which the Company or any of its Restricted Subsidiaries is a party if such joint venture is not a direct or indirect Subsidiary of the

Company, and (viii) the foregoing shall not apply to restrictions and conditions in any Additional Senior Secured Indebtedness Documents, any Additional Unsecured Indebtedness Documents, or any Junior Secured Indebtedness Documents; provided that such restrictions and conditions shall not (x) adversely affect the exercise of rights or remedies of the Secured Parties under any Loan Document (except that, solely in the case of Indebtedness permitted under Section 6.01(u) and designated as PP&E Priority Indebtedness, the Liens on common collateral not constituting ABL Priority Collateral may be senior to the Liens securing the Secured Obligations hereunder, subject to and in accordance with the terms of the Applicable Intercreditor Agreement), (y) restrict or impair the ability of any Loan Party to perform or satisfy its obligations under any Loan Document or (z) prohibit, restrict or condition any Liens securing the Obligations (or any Indebtedness incurred to refinance or replace any of the Obligations) on any assets or property of the type included in the Collateral.

Section 6.12 Amendment of Material Documents; Designations Under Applicable Intercreditor Agreements; Insurance Limitations; Etc.

(a) No Loan Party will, nor will it permit any of its Restricted Subsidiaries to, amend, modify or waive any of its rights under (i) any 2016 Notes Document, any 2017 Notes Document, any Additional Senior Secured Indebtedness Document, any Additional Unsecured Indebtedness Document, any Junior Secured Indebtedness Document, or any Replacement Notes Document, or (ii) its certificate of incorporation, by-laws, operating, management or partnership agreement or other organizational documents, to the extent any such amendment, modification or waiver would be materially adverse to the Lenders.

(b) Except as otherwise expressly permitted hereunder in respect of Additional Senior Secured Indebtedness and Junior Secured Indebtedness, subject to the terms of the Applicable Intercreditor Agreements, no Loan Party will, nor will it permit any of its Restricted Subsidiaries or any Person (other than the Administrative Agent, the Administrative Collateral Agent or the UK Security Trustee) to, execute, deliver, file or record any financing statement or amendment thereto, patent, trademark or copyright filing, mortgage, deeds of trust, deed or similar instrument, or any security agreement, deed, document, certificate or filing in respect of any Collateral (i) governed by the laws of a jurisdiction outside of the United States or (ii) governed by the laws of the United States, any State of the United States or the District of Columbia, in each case under this clause (b) that is to be executed, delivered, filed, registered or recorded by or in favor of any Person other than the Administrative Agent, the Administrative Collateral Agent or the UK Security Trustee, unless and until, solely in the case of clause (ii), the same is in form and substance reasonably satisfactory to the Administrative Collateral Agent or the UK Security Trustee, as applicable.

(c) Except as otherwise expressly agreed pursuant to an Applicable Intercreditor Agreement in respect of Additional Senior Secured Indebtedness or Junior Secured Indebtedness expressly permitted hereunder, no Loan Party will, nor will it permit any of its Restricted Subsidiaries to, name any person other than the Administrative Agent or the Administrative Collateral Agent as additional insured, loss payee or lender loss payable under any insurance policies maintained from time to time by the Loan Parties; provided, that to the extent required by the terms of any contract between a Loan Party and a landlord or lessor of real property or of equipment in respect of a Capital Lease Obligation, such landlord or lessor may also be named as additional insured, loss payee and lender loss payable under insurance policies applicable to such land or assets so long as the interest of such landlord or lessor, as applicable, is subordinated to the interest of the Administrative Agent or the Administrative Collateral Agent, as applicable, except to the extent that such policy solely relates to the land or assets so leased, and such land or assets do not constitute Collateral.

Section 6.13 Fixed Charge Coverage Ratio. At any time after the occurrence of a Fixed Charge Trigger Event and prior to the subsequent occurrence of a Fixed Charge Recovery Event, the Borrowers will not permit the Fixed Charge Coverage Ratio on any day (such Fixed Charge Coverage Ratio for any day, determined as of the last day of the most recent fiscal quarter preceding such day for which financial statements have been or should have been delivered pursuant to Section 5.01(a) or (b), for the period of four consecutive fiscal quarters ending on such last day) to be less than 1.0 to 1.0.

Section 6.14 Ownership of Borrowers and Certain other Subsidiaries; Subsidiary Restrictions.

(a) The Company will not permit any of the Equity Interests of a Borrower (other than the Company) or a Borrowing Base Guarantor to be directly owned, legally or beneficially, by any Person other than a Loan Party that has pledged all of such Equity Interests to the Administrative Collateral Agent or the UK Security Trustee as security for the Secured Obligations under the relevant Collateral Document.

(b) The Company will not permit any Subsidiary (i) to be a “Restricted Subsidiary” (or any equivalent term) under any 2016 Notes Document, 2017 Notes Document, Additional Senior Secured Indebtedness Document, Additional Unsecured Indebtedness Document, Junior Secured Indebtedness Document, or any Replacement Notes Document, or any other indenture, agreement or other instrument governing Material Indebtedness of any Loan Party unless such Subsidiary is also a Restricted Subsidiary hereunder or (ii) to be a guarantor, issuer, obligor or borrower under any 2016 Notes Document, 2017 Notes Document, Additional Senior Secured Indebtedness Document, Additional Unsecured Indebtedness Document, Junior Secured Indebtedness Document, any Replacement Notes Document, or any other indenture, agreement or other instrument governing Material Indebtedness of any Loan Party unless such Subsidiary is also a Loan Guarantor or Borrower hereunder.

Section 6.15 Sanctions Laws and Regulations.

(a) No Loan Party shall, and each Loan Party shall (x) ensure that none of its Subsidiaries will, and (y) use its commercially reasonable efforts to ensure that none of its other Affiliates will, directly or indirectly use the proceeds of the Loans or Letters of Credit (i) for any purpose which would breach the U.K. Bribery Act 2010, the United States Foreign Corrupt Practices Act of 1977 or other similar applicable law; (ii) to fund, finance or facilitate any activities, business or transaction of or with any Designated Person or in any Sanctioned Country in violation of applicable law, or otherwise in violation of Sanctions, as such Sanctions Lists or Sanctions are in effect from time to time; (iii) in any other manner that will result in the violation of any applicable Sanctions by any party to this Agreement; or (iv) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading and avoiding, or attempts to violate, any of the prohibitions set forth in any AML/Anti-Terrorism Law.

(b) No Loan Party shall, and each Loan Party shall (x) ensure that none of its Subsidiaries will, and (y) use its commercially reasonable efforts to ensure that none of its other Affiliates will, use funds or assets obtained directly or indirectly from transactions with or otherwise relating to (i) Designated Persons; or (ii) any Sanctioned Country, to pay or repay any amount owing to the Lenders under this Agreement, in each case in violation of Sanctions or applicable law.

(c) Each Loan Party shall, and shall (x) ensure that each of their Subsidiaries will, and (y) use its commercially reasonable efforts to ensure that each of their other Affiliates will (i) conduct its business in compliance with Anti-Corruption Laws; (ii) maintain policies and procedures designed to promote and achieve compliance with Anti-Corruption Laws; and (iii) have appropriate controls and safeguards in place designed to prevent any proceeds of any Loans or Letters of Credit from being used contrary to the representations and undertakings set forth herein.

ARTICLE VII

Events of Default

If any of the following events (“Events of Default”) shall occur:

(a) the Borrowers shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b) the Borrowers shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

(c) any representation or warranty made or deemed made by or on behalf of any Loan Party or any Subsidiary in or in connection with this Agreement or any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

(d) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.03 (with respect to a Loan Party’s existence), 5.08, 5.18 or in Article VI;

(e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those which constitute a default under another Section of this Article), and such failure shall continue unremedied for a period of (i) 5 days after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of Section 5.01, 5.02 (other than Section 5.02(a)), 5.03 through 5.07, 5.09, 5.10, 5.12 or 5.17 of this Agreement or (ii) 30 days after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of any other Section of this Agreement;

(f) any Loan Party or any Restricted Subsidiary shall fail to make any payment beyond the applicable grace period (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

(g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of such Indebtedness or any trustee or agent on its or their behalf to cause such Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

(h) (1) an involuntary proceeding (including the filing of any notice of intention in respect thereof) shall be commenced or an involuntary petition shall be filed seeking (i) bankruptcy, liquidation, winding-up, dissolution, reorganization, suspension of general operations or other relief in respect of a Loan Party (other than any member of the UK Group) or its debts, or of a substantial part of its assets, under any Insolvency Law now or hereafter in effect, (ii) the composition, rescheduling, reorganization, arrangement or readjustment of, or other relief from, or stay of proceedings to enforce, some or all of its debts or obligations, (iii) the appointment of a receiver, interim receiver, receiver and manager, liquidator, provisional liquidator, administrator, trustee, custodian, sequestrator, conservator, examiner, agent or similar official for any Loan Party (other than a member of the UK Group) or for a substantial part of its assets or (iv) possession, foreclosure, seizure or retention, sale or other disposition of, or other proceedings to enforce security over, all or any substantial part of the assets of any Loan Party (other than a member of the UK Group) and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(2) any corporate action, legal proceedings or other procedure or step is taken in relation to:

(i) the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of any member of the UK Group;

(ii) a composition, compromise, assignment or arrangement with any creditor of any member of the UK Group;

(iii) the appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of any member of the UK Group or any of its assets; or

(iv) enforcement of any Lien over any assets of any member of the UK Group,

or any analogous procedure or step is taken in any jurisdiction; provided that this clause (2) shall not apply to (x) any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within 14 days of commencement or, if earlier, the date on which it is advertised or (y) the solvent liquidation or reorganization of any member of the UK Group which is not a Loan Party so long as any payments or assets distributed as a result of such liquidation or reorganization are distributed to other members of the UK Group; or

(3) any expropriation, attachment, sequestration, distress or execution or any analogous process in any jurisdiction affects any asset or assets of a member of the UK Group having an aggregate value of $15,000,000 and is not discharged within 14 days;

(i) (1) any Loan Party (other than a member of the UK Group) shall (i) voluntarily commence any proceeding, file any petition, pass any resolution or make any application seeking liquidation, reorganization, administration or other relief under any Insolvency Law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, interim receiver, receiver and manager, liquidator, assignee, trustee, custodian, sequestrator, administrator, examiner, conservator or similar official for such Loan Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(2) a member of the UK Group is unable or admits inability to pay its debts as they fall due or is deemed to or declared to be unable to pay its debts under applicable law, suspends or threatens to suspend making payments on any of its debts or, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness;

(3) the value of the assets of any member of the UK Group is less than its liabilities (taking into account contingent and prospective liabilities; or

(4) a moratorium is declared in respect of any indebtedness of any member of the UK Group (if a moratorium occurs, the ending of the moratorium will not cure any Event of Default caused by that moratorium);

(j) any Loan Party shall become unable, admit in writing its inability or fail generally to pay its debts as they become due (including delivery by any member of the Dutch Group of a notice under Article 36 Tax Collection Act (Invorderingswet 1990));

(k) one or more judgments for the payment of money in an aggregate amount in excess of $50,000,000 (to the extent not covered by independent third-party insurance as to which the relevant insurance company has been notified of such judgment and not denied coverage) shall be rendered against any Loan Party, any Subsidiary of any Loan Party or any combination thereof and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Loan Party or any Subsidiary of any Loan Party to enforce any such judgment or any Loan Party or any Subsidiary of any Loan Party shall fail within 60 days to discharge one or more non-monetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgments or orders, in any such case, are not stayed on appeal by proper proceedings diligently pursued;

(l) (i) the Company or any of its Subsidiaries shall, directly or indirectly, terminate or cause to terminate, in whole or in part, or initiate the termination of, in whole or in part, any Canadian Pension Plan so as to result in any liability which could have a Material Adverse Effect; (ii) the Company or any of its Subsidiaries shall fail to make a required contribution under any Canadian Pension Plan or Canadian Union Plan which could result in the imposition of a Lien upon the assets of the Company or any of its Subsidiaries; or (iii) the Company or any of its Subsidiaries makes any improper withdrawals or applications of assets of a Canadian Pension Plan or Canadian Benefit Plan;

(m) (i) an ERISA Event shall have occurred that, in the reasonable opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect or (ii) with respect to any Plan, circumstances exist that, in the reasonable opinion of the Required Lenders, may give rise to a Lien under ERISA;

(n) a Change in Control shall occur;

(o) (i) the occurrence of any “Event of Default”, as defined in any Loan Document (other than this Agreement) or (ii) the default or breach of, or failure to comply with, any of the terms or provisions of any Loan Document (other than this Agreement), which default, breach or failure to comply, in the case of this clause (ii), continues beyond any period of grace (if any) therein provided or, if no grace period is provided therein, 30 days;

(p) the Loan Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Loan Guaranty, or any Loan Guarantor shall fail to comply with any of the terms or provisions of the Loan Guaranty to which it is a party, or any Loan Guarantor shall deny that it has any further liability under the Loan Guaranty to which it is a party, or shall give notice to such effect;

(q) any Collateral Document shall for any reason fail to create a valid and perfected first priority security interest in any Collateral purported to be covered thereby, except as permitted by the terms of this Agreement or any Collateral Document, or any Collateral Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document, in each case except as permitted by this Agreement or such Collateral Document;

(r) any material provision of any Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or any Loan Party shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms);

(s) the Pensions Regulator issues a Financial Support Direction or a Contribution Notice to the Company or any of its Subsidiaries unless the aggregate liability of the Loan Parties under all Financial Support Directions and Contribution Notices is less than $10,000,000; or

(t) any Applicable Intercreditor Agreement entered into pursuant to the terms hereof, or any material provision thereof, shall cease to be in full force or effect other than (i) as expressly permitted hereunder or thereunder, (ii) by a consensual termination or modification thereof agreed to by the Agents party thereto and each other party party thereto (or any trustee, agent or representative acting on their behalf), or (iii) as a result of satisfaction in full of the obligations under the documents in respect of and any other Indebtedness subject to the terms of such Applicable Intercreditor Agreement;

then, and in every such event (other than an event with respect to the Borrowers described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower Representative, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; and in case of any event with respect to the Borrowers described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers. Upon the occurrence and the continuance of an Event of Default, each of the Administrative Agent and the UK Security Trustee may, and at the request of the Required Lenders shall, exercise any rights and remedies provided to such Administrative Agent or UK Security Trustee under the Loan Documents or at law or equity, including all remedies provided under the UCC and PPSA.

ARTICLE VIII

The Administrative Agent and the Administrative Collateral Agent

Each of the Lenders and the Issuing Banks hereby irrevocably appoints each of the Administrative Agent and the Administrative Collateral Agent as its agent and authorizes the Administrative Agent and the Administrative Collateral Agent to take such actions on its behalf, including execution of the other Loan Documents, and to exercise such powers as are delegated to such Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. It is understood and agreed that the use of the term “agent” as used herein or in any other Loan Documents (or any similar term) with reference to the Administrative Agent or the Administrative Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

The Administrative Collateral Agent shall hold all securities under a Collateral Document governed by the laws of Switzerland that is accessory in nature (akzessorisch) for itself and for and on behalf of each Secured Party as a direct representative (direkter Stellvertreter) and as a creditor of the Parallel Liability and all securities under a Collateral Document governed by the laws of Switzerland that is non-accessory in nature (nicht akzessorisch) as an agent for the benefit of the Secured Parties (Halten unter einem Treuhandverhältnis).

Any bank serving as the Administrative Agent or Administrative Collateral Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent or Administrative Collateral Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Loan Parties or any Subsidiary of a Loan Party or other Affiliate thereof as if it were not the Administrative Agent or Administrative Collateral Agent hereunder.

Each of the Lenders and the Issuing Banks hereby irrevocably (i) authorize the Administrative Agent, the Administrative Collateral Agent and the UK Security Trustee to enter into each Applicable Intercreditor Agreement permitted under this Agreement and any such Applicable Intercreditor Agreement is binding upon such Lenders and such Issuing Bank, (ii) agree that, upon the execution and delivery of such Applicable Intercreditor Agreement, each Lender and each Issuing Bank will be bound by the provisions thereof as if it were a signatory thereto and will take no actions contrary to the provisions thereof and (iii) agree that none of the Lenders or any other Secured Party shall have any right of action whatsoever against the Administrative Agent, the Administrative Collateral Agent or the UK Security Trustee as a result of any action taken by the Administrative Agent, the Administrative Collateral Agent or the UK Security Trustee pursuant to this paragraph or in accordance with the terms of such Applicable Intercreditor Agreement. The Administrative Agent, the Administrative Collateral Agent and the UK Security Trustee may effect any amendment or supplement to any Applicable Intercreditor

Agreement permitted under this Agreement that is for the purpose of adding the holders of Indebtedness under any other secured Indebtedness permitted to be incurred under this Agreement, including on a junior priority basis to the Secured Obligations, as contemplated by the terms of the Applicable Intercreditor Agreement. In connection with any PP&E Priority Indebtedness, each of the Lenders and the Issuing Banks hereby irrevocably authorize the Administrative Collateral Agent and the UK Security Trustee to take such actions as are necessary in order to subordinate the Liens on the Collateral that does not constitute ABL Priority Collateral to the Liens of the holders of the PP&E Priority Indebtedness, or to temporarily release such non-ABL Priority Collateral in order to enter into new Collateral Documents that establish a second priority Lien on such non-ABL Priority Collateral in favor of the Administrative Collateral Agent or UK Security Trustee, as applicable, subject only to the Liens of the holder of the PP&E Priority Indebtedness; provided that the liens on ABL Priority Collateral shall not be impaired as a result of any such subordination or temporary release.

Neither the Administrative Agent nor the Administrative Collateral Agent shall have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) neither the Administrative Agent nor the Administrative Collateral Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) neither the Administrative Agent nor the Administrative Collateral Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that such Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, neither the Administrative Agent nor the Administrative Collateral Agent shall have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party or any of its Subsidiaries that is communicated to or obtained by the bank serving as the Administrative Agent or the Administrative Collateral Agent or any of its Affiliates in any capacity. Neither the Administrative Agent nor the Administrative Collateral Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct. Neither the Administrative Agent nor the Administrative Collateral Agent shall be deemed to have knowledge of any Default unless and until written notice thereof is given to such Agent by the Borrower Representative or a Lender, and neither the Administrative Agent nor the Administrative Collateral Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection with any Loan Document, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the creation, perfection or priority of Liens on the Collateral or the existence of the Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or the Administrative Collateral Agent.

The Administrative Agent and the Administrative Collateral Agent shall each be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent and the Administrative Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent and the Administrative Collateral Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Administrative Agent and the Administrative Collateral Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent or the Administrative Collateral Agent, as the case may be. The Administrative Agent and the Administrative Collateral Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and the Administrative Collateral Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent and the Administrative Collateral Agent, as the case may be.

Subject to the appointment and acceptance of a successor Administrative Agent or Administrative Collateral Agent, as the case may be, as provided in this paragraph, either or both of the Administrative Agent and the Administrative Collateral Agent, may resign at any time by notifying the Lenders, the Issuing Banks and the Borrower Representative. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrowers, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent(s) give notice of their resignation, then the retiring Administrative Agent or Administrative Collateral Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent or Administrative Collateral Agent, as the case may be, which shall be a commercial bank or an Affiliate of any such commercial bank or a Lender, in any case with assets of at least $250,000,000. Upon the acceptance of its appointment as Administrative Agent or Administrative Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent or Administrative Collateral Agent, and the retiring Administrative Agent or Administrative Collateral Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrowers to a successor Administrative Agent or Administrative Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the Administrative Agent’s or the Administrative Collateral Agent’s resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent or Administrative Collateral Agent.

Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.

Each Lender hereby agrees that (a) it has been provided access to each Report prepared by or on behalf of the Administrative Agent; (b) neither the Administrative Agent nor the Administrative Collateral Agent (i) makes any representation or warranty, express or implied, as to the completeness or accuracy of any Report or any of the information contained therein or any inaccuracy or omission contained in or relating to a Report and (ii) shall be liable for any information contained in any Report; (c) the Reports are not comprehensive audits or examinations, and that any Person performing any field examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel and that neither the Administrative Agent nor the Administrative Collateral Agent undertakes any obligation to update, correct or supplement the Reports; (d) it will keep all Reports confidential and strictly for its internal use, and it will not share the Report with any other Person except as otherwise permitted pursuant to this Agreement; and (e) without limiting the generality of any other indemnification provision contained in this Agreement, it will pay and protect, and indemnify, defend, and hold the Administrative Agent, the Administrative Collateral Agent and any such other Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorney fees) incurred by as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

Each Lender, each Issuing Bank, the Administrative Collateral Agent and the Administrative Agent appoints the UK Security Trustee to act as security trustee under and in connection with each UK Security Agreement on the terms and conditions set forth in Schedule 8.

For the purposes of holding any security granted by any Borrower or any other Loan Party pursuant to the laws of the province of Quebec to secure payment of any bond issued by any Borrower or any Loan Party, each Lender hereby irrevocably appoints and authorizes the Administrative Collateral Agent and, to the extent necessary, ratifies the appointment and authorization of the Administrative Collateral Agent, to act as the person holding the power of attorney (i.e. “fondé de pouvoir”) (in such capacity, the “Attorney”) of the Lenders as contemplated under Article 2692 of the Civil Code of Québec, and to enter into, to take and to hold on its behalf, and for its benefit, any hypothec, and to exercise such powers and duties that are conferred upon the Attorney under any hypothec. Moreover, without prejudice to such appointment and authorization to act as the person holding the power of attorney as aforesaid, each Lender hereby irrevocably appoints and authorizes the Administrative Collateral Agent (in such capacity, the “Custodian”) to act as agent and custodian for and on behalf of the Lenders to hold and be the sole registered holder of any bond which may be issued under any hypothec, the whole notwithstanding Section 32 of An Act respecting the special powers of legal persons (Quebec) or any other applicable law, and to execute all related documents. Each of the Attorney and the Custodian shall: (a) have the sole and exclusive right and authority to exercise, except as may be otherwise specifically restricted by the terms hereof, all rights and remedies given to the Attorney and the Custodian (as applicable) pursuant to any hypothec, bond, pledge, applicable laws or otherwise, (b) benefit from and be subject to all provisions hereof with respect to the Administrative Collateral Agent mutatis mutandis, including, without limitation, all such provisions with respect to the liability or responsibility to and indemnification by the Lenders, and (c) be entitled to delegate from time to time any of its powers or duties under any hypothec, bond, or pledge on such terms and conditions as it may determine from time to time. Any person who becomes a Lender shall, by its execution of an Assignment and Assumption, be deemed to have consented to and confirmed: (i) the Attorney as the person holding the power of attorney as aforesaid and to have ratified, as of the date it becomes a Lender, all actions taken by the Attorney in such capacity, and (ii) the Custodian as the agent and custodian as aforesaid and to have ratified, as of the date it becomes a Lender, all actions taken by the Custodian in such capacity. The Substitution of the Administrative Collateral Agent pursuant to the provisions of this Article VIII shall also constitute the substitution of the Attorney and the Custodian.

The Documentation Agent, Syndication Agent, Joint Bookrunners and Joint Lead Arrangers shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgments with respect to the relevant Lenders in their respective capacities as the Documentation Agent, Syndication Agent, Joint Bookrunners and Joint Lead Arrangers, as applicable, as it makes with respect to the Administrative Agent in this Article VIII.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Lead Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Lead Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Loan Party, that:

(i) none of the Administrative Agent or the Lead Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto),

(ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

(iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),

(iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v) no fee or other compensation is being paid directly to the Administrative Agent, the Lead Arrangers or any of their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.

(c) The Administrative Agent and the Lead Arrangers hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

ARTICLE IX

Miscellaneous

Section 9.01 Notices.

(a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

(i) if to any Loan Party, to the Borrower Representative at:

Cott Corporation Corporation Cott

Corporation Center III

4221 W. Boy Scout Blvd., Suite 400

Tampa, Florida 33607-5736

Attention: Shane Perkey, Treasurer

Facsimile No.: 813.881.1914

with a copy to:

Cott Corporation Corporation Cott

Corporation Center III

4221 W. Boy Scout Blvd., Suite 400

Tampa, Florida 33607-5736

Attention: Marni Morgan Poe, General Counsel

Facsimile No.: 813.881.1923

(ii) if to the Administrative Agent or the Administrative Collateral Agent:

JPMorgan Chase Bank, N.A.

1300 East Ninth Street, Floor 13

Cleveland, OH 44114-1573

Attention: David J. Waugh

Facsimile No.: 216.781.2071

E-mail: david.j.waugh@jpmorgan.com

with a copy to:

JPMorgan Chase Bank, N.A.

1300 East Ninth Street, Floor 13

Cleveland, OH 44114-1573

Attention: Michael McCullough

Facsimile No.: 216.781.2071

E-mail: michael.f.mccullough@jpmorgan.com

with a copy to:

JPMorgan Europe Limited

Loan & Agency,

6th Floor, 25 Bank Street

Canary Wharf

London, E14 5JP

United Kingdom

Facsimile No.: +44 (0) 207 777 2360

E-mail: loan_and_agency_london@jpmorgan.com

(iii) if to the UK Security Trustee, to

JPMorgan Chase Bank, N.A., London Branch

25 Bank Street

Canary Wharf

London E14 5JP

United Kingdom.

Attention: Matthew Sparkes

Facsimile No.: +44 (0) 203 493 1365

(iv) if to any other Lender, to it at its address or facsimile number set forth in its Administrative Questionnaire.

All such notices and other communications (i) sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received or (ii) sent by facsimile shall be deemed to have been given when sent; provided that if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient.

(b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications (including e-mail and internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II or to compliance and no Event of Default certificates delivered pursuant to Section 5.01(d) unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower Representative (on behalf of the Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. All such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (b)(i) of notification that such notice or communication is available and identifying the website address therefor.

(c) Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.

Section 9.02 Waivers; Amendments.

(a) No failure or delay by any Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents, the Issuing Banks and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether any Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

(b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or, (ii) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent, the Administrative Collateral Agent (to the extent it is a party to such Loan Document) and the Loan Party or Loan Parties that are parties thereto, with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender (provided that the Administrative Agent may make Protective Advances as set forth in Section 2.04), (ii) reduce or forgive the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce or forgive any interest or fees payable hereunder, without the written consent of each Lender affected thereby; provided that no amendment entered into pursuant to the terms of Section 2.10(d) shall constitute a reduction in the rate of interest or fees for purposes of this clause (ii), (iii) postpone any scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any date for the payment of any interest, fees or other Obligations payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.18(b) or (d) in a manner that would alter the manner in which payments are shared, without the written consent of each Lender, (v) (x) increase the advance rates set forth in the definition of Borrowing Base or the Aggregate Borrowing Base without the written consent of each Lender, or (y) add new categories of eligible assets or, except as otherwise provided in clause (x) above, amend, waive or modify the definitions of Aggregate Borrowing Base or Borrowing Base (or any defined term used in such definitions) in each case in a manner that would increase availability or the definition of “Aggregate Availability” without the written consent of the Supermajority Lenders, (vi) change any of the provisions of this Section or the definition of “Required Lenders” or “Supermajority Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender, (vii) release any Loan Guarantor (other than an Immaterial Subsidiary) from its obligation under its Loan Guaranty (except as otherwise permitted in this Agreement or in the other Loan Documents), without the written consent of each Lender, or (viii) except as provided in clause (c) of this Section or in any Collateral Document, release all or substantially all of the Collateral, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of any Agent, any Issuing Bank or any Swingline Lender hereunder without the prior written consent of such Agent, such Issuing Bank or such Swingline Lender, as the case may be (it being understood that any change to Section 2.21 shall require the consent of the Administrative Agent, each Swingline Lender and each Issuing Bank); provided further that no such agreement shall amend or modify the provisions of Section 2.06 or any letter of credit application and any bilateral agreement between the Borrower Representative and any Issuing Bank regarding such Issuing bank’s Letter of Credit sublimit or the respective rights and obligations between the Borrowers and such Issuing Bank in connection with the issuance of Letters of Credit without the prior written consent of the Administrative Agent and the applicable Issuing Bank, respectively. The Administrative Agent may also amend the Commitment Schedule to reflect assignments entered into pursuant to Section 9.04. Notwithstanding anything to the contrary contained in this clause (b), any provision of this Agreement or any other Loan Document may be amended by an agreement in writing entered into solely by the Borrower Representative and the Administrative Agent to cure any obvious inconsistency, error, or any error, defect or omission of a technical or immaterial nature, in each case jointly identified by the Administrative Agent and the Borrower Representative, and such amendment shall become effective without any further action or consent of any other party to such Loan Document so long as, in each case, the Lenders, the Swingline Lenders and the Issuing Banks shall have received at least five (5) Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five (5) Business Days after the date of such notice to the Lenders, a written notice from (x) the Majority Lenders stating that the Majority Lenders object to such amendment or (y) if affected by such amendment, any Swingline Lender or any Issuing Bank stating that it objects to such amendment. Notwithstanding anything to the contrary in this clause (b) or otherwise in this Agreement or any other Loan Document, except as otherwise provided in Schedule 5.18(2), (x) no real property shall be taken as Collateral unless each Lender confirms to the Administrative Agent that it has completed all flood due diligence, received copies of all flood insurance documentation and confirmed flood insurance compliance as required by the Flood Laws or as otherwise satisfactory to such Lender, and no amendment shall be made to any Loan Document to permit or require that any real property be taken as Collateral, without the consent of all Lenders, and (y) at any time that any real property constitutes Collateral, no modification of a Loan Document shall add, increase, renew or extend any loan, commitment or credit line hereunder (other than pursuant to Sections 2.09(e) and (f) hereof) until each Lender confirms to the Administrative Agent that it has completed all flood due diligence, documentation and insurance coverage as required by the Flood Laws.

(c) The Lenders hereby irrevocably authorize each of the Administrative Collateral Agent and the UK Security Trustee, at its option and in its sole discretion, to release any Liens granted to the Administrative Collateral Agent or the UK Security Trustee by the Loan Parties on any Collateral (i) upon the termination of the all Commitments, payment and satisfaction in full in cash of all Obligations (other than Unliquidated Obligations), and the cash collateralization of all Unliquidated Obligations in a manner satisfactory to each affected Lender (for the purposes of this clause (ii), an affected Lender shall include any Lender with an Affiliate that is owed Unliquidated Obligations at such time), (ii) constituting property being sold or disposed of if the Loan Party disposing of such property certifies to the Administrative Collateral Agent or the UK Security Trustee, as applicable, that the sale or disposition is made in compliance with the terms of this Agreement (and the Administrative Collateral Agent and the UK Security Trustee may rely conclusively on any such certificate, without further inquiry), (iii) constituting property leased to a Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement, (iv) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Administrative Collateral Agent, the UK Security Trustee and the Lenders pursuant to Article VII, (v) if such Liens were granted by any Loan Party which has been designated as an Unrestricted Subsidiary in accordance with Section 5.14 if such Loan Party certifies to the Administrative Collateral Agent that the designation of such Loan Party as an Unrestricted Subsidiary is in compliance with the terms of Section 5.14 (and each of the Administrative Collateral Agent and the UK Security Trustee may rely on any such certificate without further inquiry) or (vi) if such Liens were granted by any Loan Party with respect to which 100% of its Equity Interests have been sold in a transaction permitted pursuant to Section 6.05 and the Borrowers have made all applicable prepayments required under Article II in connection therewith, and the Borrowers certify to the Administrative Collateral Agent or the UK Security Trustee, as applicable, that the transaction and any required prepayments have been made in compliance with the terms of this Agreement (and the Administrative Collateral Agent and the UK Security Trustee may rely conclusively on any such certificate, without further inquiry). Except as provided in the preceding sentence, neither the Administrative Collateral Agent nor the UK Security Trustee will release any Liens on Collateral without the prior written authorization of the Required Lenders; provided that, the Administrative Collateral Agent and the UK Security Trustee may in their discretion, release their Liens on Collateral valued in the aggregate not in excess of $2,500,000 during any calendar year without the prior written authorization of the Required Lenders. The Lenders hereby irrevocably authorize the Administrative Agent, at its option and in its sole discretion, to release any Loan Guarantor from its obligation under its Loan Guaranty if (x) such Loan Guarantor has been designated as an Unrestricted Subsidiary in accordance with Section 5.14 and such Loan Party certifies to the Administrative Agent that the designation of such Loan Guarantor as an Unrestricted Subsidiary is in compliance with the terms of Section 5.14 (and the Administrative Agent may rely on any such certificate without further inquiry) or (y) 100% of the Equity Interests of such Loan Guarantor have been sold in a transaction permitted pursuant to Section 6.05 and the Borrowers have made all applicable prepayments required under Article II in connection therewith, and the Borrowers certify to the Administrative Agent that the transaction and any required prepayments have been made in compliance with the terms of this Agreement (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry); provided that such Guarantor is also released from its obligations, if any, under the

2016 Notes Documents, 2017 Notes Documents, the Replacement Notes Documents, the Additional Senior Secured Indebtedness Documents, the Additional Unsecured Indebtedness Documents, and the Junior Secured Indebtedness Documents, and other Material Indebtedness guaranteed by such Person on the same terms. Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

(d) If, in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender” or “each Lender affected thereby,” the consent of the Required Lenders is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but not obtained being referred to herein as a “Non-Consenting Lender”), then the Borrowers may elect to replace a Non-Consenting Lender as a Lender party to this Agreement; provided that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Borrowers and the Administrative Agent shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of clause (b) of Section 9.04, and (ii) the Borrowers shall pay to such Non-Consenting Lender in same day funds on the day of such replacement (1) all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the Borrowers hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under Sections 2.15 and 2.17, and (2) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 2.16 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the replacement Lender.

Section 9.03 Expenses; Indemnity; Damage Waiver.

(a) Borrowers shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, the UK Security Trustee, and their respective Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, the Collateral Agent or the UK Security Trustee, as the case may be, in connection with the syndication and distribution (including, without limitation, via the internet or through a service such as Intralinks) of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions of the Loan Documents (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by any Agent, any Issuing Bank or any Lender, including the reasonable fees, charges and disbursements of any counsel for any Agent, any Issuing Bank or any Lender, in connection with the enforcement, collection or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. Expenses being reimbursed by the Borrowers under this Section include, without limiting the generality of the foregoing or any limitations on reimbursement of certain of the following expenses set forth in this Agreement, but in each and every case subject to the terms and conditions of this Agreement, costs and expenses incurred in connection with:

(i) appraisals and insurance reviews;

(ii) field examinations and the preparation of Reports based on the fees charged by a third party retained by the Administrative Agent or the internally allocated fees for each Person employed by the Administrative Agent with respect to each field examination;

(iii) background checks regarding senior management and/or key investors, as deemed necessary or appropriate in the sole discretion of the Administrative Agent;

(iv) taxes, fees and other charges for (A) lien and title searches and title insurance and (B) recording the Collateral Documents, filing financing statements and continuations, and other actions to perfect, protect, and continue the Liens of the Administrative Collateral Agent and the UK Security Trustee;

(v) sums paid or incurred to take any action required of any Loan Party under the Loan Documents that such Loan Party fails to pay or take; and

(vi) forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining the accounts and lock boxes, and costs and expenses of preserving and protecting the Collateral.

All of the foregoing costs and expenses shall be due and payable within 10 Business Days of receipt of an invoice therefor, except that (x) all such fees and expenses incurred prior to the Restatement Effective Date shall be due on or prior to the Restatement Effective Date unless otherwise provided in Section 4.01 or in the Restatement Agreement, (y) all fees and expenses described in Section 9.03(a)(ii) shall be due on or prior to the date of the issuance, amendment, renewal or extension of the applicable Letter of Credit and (z) all costs and expenses in connection with any amendment, modification or waiver of any Loan Document shall be due on or prior to the effective date of any such amendment, modification or waiver. All of the foregoing costs and expenses may be charged when due to the Borrowers as Revolving Loans or to another deposit account, all as described in Section 2.18(c).

(b) The Borrowers shall, jointly and severally, indemnify the Agents, the Issuing Banks and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of the Loan Documents or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions, the Refresco Transaction, or any other transactions contemplated hereby, (ii) any

Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Borrower or any of their Subsidiaries, or any Environmental Liability related in any way to any Borrower or any of their Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, penalties, liabilities or related expenses arising from any non-Tax claim.

(c) To the extent that the Borrowers fail to pay any amount required to be paid by it to any Agent, any Issuing Bank or any Swingline Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to such Agent, such Issuing Bank or such Swingline Lender, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, penalty, liability or related expense, as the case may be, was incurred by or asserted against such Agent, such Issuing Bank or such Swingline Lender in its capacity as such.

(d) To the extent permitted by applicable law, no Loan Party shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in paragraph (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

(e) All amounts due under this Section shall be payable promptly (and in any event, within 10 Business Days) after written demand therefor.

Section 9.04 Successors and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that (i) the Borrowers may not assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrowers without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section.

Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Subject to the conditions set forth in paragraph (c)(ii) below, any Lender may assign to one or more assignees (other than the Company, any of its Subsidiaries, and any natural person) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

(A) the Borrower Representative (provided that such consent shall not be unreasonably withheld or unduly delayed), provided that no consent of the Borrower Representative shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee;

(B) the Administrative Agent; and

(C) the Issuing Banks.

(c) Assignments shall be subject to the following additional conditions:

(i) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower Representative and the Administrative Agent otherwise consent, provided that no such consent of the Borrower Representative shall be required if an Event of Default has occurred and is continuing;

(ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(iii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; and

(iv) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more Credit Contacts to whom all syndicate-level information (which may contain material non-public information about the Company, the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including federal, provincial, territorial and state securities laws.

For the purposes of this Section 9.04(b), the term “Approved Fund” has the following meaning:

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

(d) Subject to acceptance and recording thereof pursuant to paragraph (f) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (g) of this Section.

(e) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices in the United States of America a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent, the Collateral Agent, the UK Security Trustee, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, the Issuing Banks and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(f) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative

Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (c)(iii) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.05, 2.06(d) or (e), 2.07(b), 2.18(d) or 9.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(g) (i) Any Lender may, without the consent of the Borrowers, any Agent, any Issuing Bank or any Swingline Lender, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrowers, the Agents, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (g)(ii) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18 as though it were a Lender.

(ii) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower Representative’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.17 unless the Borrower Representative is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.17(h) as though it were a Lender.

(iii) Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(h) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

Section 9.05 Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding (unless the same has been cash collateralized in accordance with Section 2.06(j) hereof) and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

Section 9.06 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by electronic communication (including e-mail and internet or intranet websites) shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9.07 Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrowers or any Loan Guarantor against any and all of the Secured Obligations held by such Lender, irrespective of whether or not such Lender shall have made any demand under the Loan Documents and although such obligations may be unmatured. The applicable Lender shall promptly notify the Borrower Representative and the Administrative Agent of such set-off or application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such set-off or application under this Section. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

Section 9.09 Governing Law; Jurisdiction; Consent to Service of Process.

(a) The Loan Documents (other than those containing a contrary express choice of law provision) shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

(b) Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. Federal or New York State court sitting in the Borough of Manhattan, New York, New York in any action or proceeding arising out of or relating to any Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Collateral Agent, the UK Security Trustee, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.

(c) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 9.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 9.12 Confidentiality. Each of the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by Requirement of Laws or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Loan Parties and their obligations or (g) with the consent of the Borrower Representative. For the purposes of this Section, “Information” means all information received from the Borrowers and their Affiliates relating to the Borrowers, their Affiliates or their business, other than (i) any such information that is available to any Agent, any Issuing Bank or any Lender on a non-confidential basis prior to disclosure by the Borrowers and (ii) any such information which (a) is or becomes generally available to the public other than as a result of a disclosure by any Agent, any Issuing Bank or any Lender, (b) becomes available to any Agent, any Issuing Bank or any Lender or any of their representatives from a source other than any Loan Party or one of its agents who is not known to such Agent, Issuing Bank or Lender to be bound by any obligations of confidentiality to such Loan Party, or (c) was known to any Agent, any Issuing Bank or any Lender or any of their representatives or was independently developed by any Agent, any Issuing Bank or any Lender or any of their representatives prior to its disclosure to the Agents, Issuing Banks or Lenders by any Loan Party or one of its agents. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Notwithstanding the foregoing, each Loan Party and each Lender and Issuing Bank hereby consents to the disclosure by each Agent, each Co-Syndication Agent, each Joint Lead Arranger and each Joint Bookrunner of information necessary or customary for inclusion in league table measurements.

EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 9.12 FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY AND ITS AFFILIATES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL, PROVINCIAL, TERRITORIAL AND STATE SECURITIES LAWS.

ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWERS OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE COMPANY, THE LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWERS AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL, PROVINCIAL, TERRITORIAL AND STATE SECURITIES LAWS.

Section 9.13 Several Obligations; Nonreliance; Violation of Law. The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. Each Lender hereby represents that it is not relying on or looking to any margin stock for the repayment of the Borrowings provided for herein. Anything contained in this Agreement to the contrary notwithstanding, neither any Issuing Bank nor any Lender shall be obligated to extend credit to the Borrowers in violation of any Requirement of Law.

Section 9.14 USA PATRIOT Act; Canadian AML.

(c) Each Lender that is subject to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) hereby notifies each Loan Party that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the Act.

(d) Each Loan Party (i) acknowledges that, pursuant to the Proceeds of Crime(Money Laundering) and Terrorist Financing Act (Canada), the Criminal Code (Canada) and the United Nations Act, including, without limitation, the Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism (Canada) and the United Nations Al-Qaida and Taliban Regulations (Canada) promulgated under the United Nations Act, and other applicable anti-money laundering, anti-terrorist financing, government sanction and “know your client” Requirements of Law, whether within Canada or elsewhere (collectively, including any rules, regulations, directives, guidelines or orders thereunder, “CAML Legislation”), the Lenders and the Agents may be required to obtain, verify and record information regarding each Loan Party, its directors, authorized signing officers, direct or indirect shareholders or other Persons in control of each Loan Party, and the transactions contemplated hereby. Each Loan Party shall promptly provide all such information, including supporting documentation and other evidence, as may be reasonably requested by any Lender or any Agent, or any prospective assign or participant of a Lender or an Agent, in order to comply with any applicable CAML Legislation, whether now or hereafter in existence.

(e) If any Agent has ascertained the identity of each Loan Party or any authorized signatories of each Loan Party for the purposes of applicable CAML Legislation, then such Agent:

(i) shall be deemed to have done so as an agent for each Lender, and this Agreement shall constitute a “written agreement” in such regard between each Lender and such Agent within the meaning of applicable CAML Legislation; and

(ii) shall provide to each Lender copies of all information obtained in such regard without any representation or warranty as to its accuracy or completeness.

(f) Notwithstanding the preceding clause (c) and except as may otherwise be agreed in writing, each of the Lenders agrees that the Agents have no obligation to ascertain the identity of each Loan Party or any authorized signatories of each Loan Party on behalf of any Lender, or to confirm the completeness or accuracy of any information it obtains from each Loan Party or any such authorized signatory in doing so.

Section 9.15 Disclosure. Each Loan Party and each Lender hereby acknowledges and agrees that the Administrative Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with any of the Loan Parties and their respective Affiliates.

Section 9.16 Appointment for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Administrative Agent, the Administrative Collateral Agent, the UK Security Trustee and the Lenders, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession. Should any Lender (other than the Administrative Collateral Agent or the UK Security Trustee, as applicable) obtain possession of any such Collateral, such Lender shall notify the Administrative Collateral Agent or the UK Security Trustee, as applicable, thereof, and, promptly upon the request of the Administrative Collateral Agent or the UK Security Trustee, as applicable, therefor shall deliver such Collateral to the Administrative Collateral Agent or the UK Security Trustee, as applicable, or otherwise deal with such Collateral in accordance with the instructions of the Administrative Collateral Agent or the UK Security Trustee, as applicable.

Section 9.17 Interest Rate Limitation.

(a) Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

(b) If any provision of this Agreement or of any of the other Loan Documents would obligate any Loan Party to make any payment of interest or other amount payable to the Lenders in an amount or calculated at a rate which would be prohibited by the laws of Canada or of any political subdivision thereof or would result in a receipt by the Lenders of interest at a criminal rate (as such terms are construed under the Criminal Code (Canada)) then, notwithstanding such provisions, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by the Lenders of interest at a criminal rate, such adjustment to be effected, to the extent necessary, as follows: (1) firstly, by reducing the amount or rate of interest required to be paid to the Lenders under this Section 2.13, and (2) thereafter, by reducing any fees, commissions, premiums and other amounts required to be paid to the Lenders which would constitute “interest” for purposes of Section 347 of the Criminal Code (Canada). Notwithstanding the foregoing, and after giving effect to all adjustments contemplated thereby, if the Lenders shall have received an amount in excess of the maximum permitted by that section of the Criminal Code (Canada), the Loan Parties shall be entitled, by notice in writing to the Administrative Agent, to obtain reimbursement from the Lenders in an amount equal to such excess and, pending such reimbursement, such amount shall be deemed to be an amount payable by the Lenders to the Borrowers. Any amount or rate of interest referred to in this Section 2.13(l) shall be determined in accordance with generally accepted actuarial practices and principles as an effective annual rate of interest over the term that the applicable Loan remains outstanding on the assumption that any charges, fees or expenses that fall within the meaning of “interest” (as defined in the Criminal Code (Canada)) shall, if they relate to a specific period of time, be pro-rated over that period of time and otherwise be pro-rated over the period from the Restatement Effective Date to the Maturity Date and, in the event of a dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Administrative Agent shall be conclusive for the purposes of such determination.

Section 9.18 Waiver of Immunity. To the extent that any Borrower has, or hereafter may be entitled to claim or may acquire, for itself, any Collateral or other assets of the Loan Parties, any immunity (whether sovereign or otherwise) from suit, jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself, any Collateral or any other assets of the Loan Parties, such Borrower hereby waives such immunity in respect of its obligations hereunder and under any promissory notes evidencing the Loans hereunder and any other Loan Document to the fullest extent permitted by applicable Requirements of Law and, without limiting the generality of the foregoing, agrees that the waivers set forth in this Section 9.18 shall be effective to the fullest extent now or hereafter permitted under the Foreign Sovereign Immunities Act of 1976 (as amended, and together with any successor legislation) and are, and are intended to be, irrevocable for purposes thereof.

Section 9.19 Currency of Payment. Each payment owing by any Borrower hereunder shall be made in the relevant currency specified herein or, if not specified herein, specified in any other Loan Document executed by the Administrative Agent or the Administrative Collateral Agent or the UK Security Trustee (the “Currency of Payment”) at the place specified herein (such requirements are of the essence of this Agreement). If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder in a Currency of Payment into another currency, the parties hereto agree that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase such Currency of Payment with such other currency at the spot rate of exchange quoted by the Administrative Agent at 11:00 a.m. (New York time) on the Business Day preceding that on which final judgment is given, for delivery two Business Days thereafter. The obligations in respect of any sum due hereunder to any Lender or any Issuing Bank shall, notwithstanding any adjudication expressed in a currency other than the Currency of Payment, be discharged only to the extent that, on the Business Day following receipt by such Lender or Issuing Bank of any sum adjudged to be so due in such other currency, such Lender or Issuing Bank may, in accordance with normal banking procedures, purchase the Currency of Payment with such other currency. Each Borrower agrees that (a) if the amount of the Currency of Payment so purchased is less than the sum originally due to such Lender or Issuing Bank in the Currency of Payment, as a separate obligation and notwithstanding the result of any such adjudication, such Borrower shall immediately pay the shortfall (in the Currency of Payment) to such Lender or Issuing Bank and (b) if the amount of the Currency of Payment so purchased exceeds the sum originally due to such Lender or Issuing Bank, such Lender or Issuing Bank shall promptly pay the excess over to such Borrower in the currency and to the extent actually received.

Section 9.20 Conflicts. In the event of any conflict between the terms of this Agreement and the terms of any other Loan Document, the terms of this Agreement shall, to the extent of such conflict, prevail.

Section 9.21 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Section 9.22 Parallel Liability. Each Loan Party irrevocably and unconditionally undertakes to pay to the Administrative Collateral Agent an amount equal to the aggregate amount of its Corresponding Liabilities (as these may exist from time to time).

The Loan Parties agree that:

(a) a Loan Party’s Parallel Liability is due and payable at the same time as, for the same amount of and in the same currency as its Corresponding Liabilities;

(b) a Loan Party’s Parallel Liability is decreased to the extent that its Corresponding Liabilities have been irrevocably paid or discharged and its Corresponding Liabilities are decreased to the extent that its Parallel Liability has been irrevocably paid or discharged;

(c) a Loan Party’s Parallel Liability is independent and separate from, and without prejudice to, its Corresponding Liabilities, and constitutes a single obligation of that Loan Party to the Administrative Collateral Agent (even though that Loan Party may owe more than one Corresponding Liability to the Lenders under the Loan Documents and an independent and separate claim of the Administrative Collateral Agent to receive payment of that Parallel Liability (in its capacity as the independent and separate creditor of that Parallel Liability and not as a co-creditor in respect of the Corresponding Liabilities);

(d) for purposes of this Section 9.22, the Administrative Collateral Agent acts in its own name and not as agent, representative or trustee of the Secured Parties and accordingly holds neither its claim resulting from a Parallel Liability nor any Lien securing a Parallel Liability on trust; and

(e) it being understood, in each case, that pursuant to this Section 9.22, the amount which may become payable by a Loan Party as a Parallel Liability shall never exceed the total of the amounts which are payable under or in connection with its Corresponding Liabilities at that time.

ARTICLE X

Loan Guaranty

Section 10.01 Guaranty. Each Loan Guarantor (other than those that have delivered a separate Guaranty) hereby agrees that it is jointly and severally liable for, and, as primary obligor and not merely as surety, absolutely and unconditionally guarantees to the Lenders, the Agents and the Issuing Banks (collectively, the “Guaranteed Parties”) the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Secured Obligations and all costs and expenses including, without limitation, all court costs and attorneys’ and paralegals’ fees (including allocated costs of in-house counsel and paralegals) and expenses paid or incurred by the Agents, the Issuing Banks and the Lenders in endeavoring to collect all or any part of the Secured Obligations from, or in prosecuting any action against, any Borrower, any other Loan Guarantor or any other guarantor of all or any part of the Secured Obligations (such costs and expenses, together with the Secured Obligations, collectively the “Guaranteed Obligations”; provided, however, that the definition of “Guaranteed Obligations” shall not create any guarantee by any Loan Guarantor of (or grant of security interest by any Loan Guarantor to support, as applicable) any Excluded Swap Obligations of such Loan Guarantor for purposes of determining any obligations of any Loan Guarantor). Each Loan Guarantor further agrees that the Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. All terms of this Loan Guaranty apply to and may be enforced by or on behalf of any domestic or foreign branch or Affiliate of any Lender that extended any portion of the Guaranteed Obligations.

Section 10.02 Guaranty of Payment. This Loan Guaranty is a guaranty of payment and not of collection. Each Loan Guarantor waives any right to require any Agent, any Issuing Bank or any Lender to sue any Borrower, any other Loan Guarantor, any other guarantor, or any other Person obligated for all or any part of the Guaranteed Obligations (each, an “Obligated Party”), or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations.

As an original and independent obligation under this Loan Guaranty, each Loan Guarantor shall:

(a) indemnify each Guaranteed Party and its successors, endorsees, transferees and assigns and keep the Guaranteed Parties indemnified against all costs, losses, expenses and liabilities of whatever kind resulting from the failure by the Loan Parties or any of them, to make due and punctual payment of any of the Secured Obligations or resulting from any of the Secured Obligations being or becoming void, voidable, unenforceable or ineffective against any Loan Party (including, but without limitation, all legal and other costs, charges and expenses incurred by each Guaranteed Party, or any of them, in connection with preserving or enforcing, or attempting to preserve or enforce, its rights under this Loan Guaranty); and

(b) pay on demand the amount of such costs, losses, expenses and liabilities whether or not any of the Guaranteed Parties has attempted to enforce any rights against any Loan Party or any other Person or otherwise.

Section 10.03 No Discharge or Diminishment of Loan Guaranty.

(a) Except as otherwise provided for herein, the obligations of each Loan Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Obligations), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Guaranteed Obligations, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of any Borrower or any other guarantor of or other person liable for any of the Guaranteed Obligations; (iii) any insolvency, bankruptcy, winding-up, liquidation, reorganization or other similar proceeding affecting any Obligated Party, or their assets or any resulting release or discharge of any obligation of any Obligated Party; or (iv) the existence of any claim, setoff or other rights which any Loan Guarantor may have at any time against any Obligated Party, any Agent, any Issuing Bank, any Lender, or any other person, whether in connection herewith or in any unrelated transactions.

(b) The obligations of each Loan Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Obligated Party, of the Guaranteed Obligations or any part thereof.

(c) Further, the obligations of any Loan Guarantor hereunder are not discharged or impaired or otherwise affected by: (i) the failure of any Agent, any Issuing Bank or any Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Obligations; (iii) any release, non-

perfection, or invalidity of any indirect or direct security for the obligations of any Borrower for all or any part of the Guaranteed Obligations or any obligations of any other guarantor of or other person liable for any of the Guaranteed Obligations; (iv) any action or failure to act by any Agent, any Issuing Bank or any Lender with respect to any collateral securing any part of the Guaranteed Obligations; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Loan Guarantor or that would otherwise operate as a discharge of any Loan Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of the Guaranteed Obligations).

Section 10.04 Defenses Waived. To the fullest extent permitted by applicable law, each Loan Guarantor hereby waives any defense based on or arising out of any defense of any Borrower or any other Loan Guarantor or the unenforceability of all or any part of the Guaranteed Obligations from any cause, or the cessation from any cause of the liability of any Borrower or any other Loan Guarantor, other than the indefeasible payment in full in cash of the Guaranteed Obligations. Without limiting the generality of the foregoing, each Loan Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any person against any Obligated Party, or any other person. The Administrative Collateral Agent or the UK Security Trustee, as applicable, may, at its election, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Guaranteed Obligations, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Obligated Party or exercise any other right or remedy available to it against any Obligated Party, without affecting or impairing in any way the liability of such Loan Guarantor under this Loan Guaranty except to the extent the Guaranteed Obligations have been fully and indefeasibly paid in cash. To the fullest extent permitted by applicable law, each Loan Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Loan Guarantor against any Obligated Party or any security.

Section 10.05 Rights of Subrogation. No Loan Guarantor will assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification that it has against any Obligated Party, or any collateral, until the Loan Parties and the Loan Guarantors have fully performed all their obligations to the Agents, the Issuing Banks and the Lenders.

Section 10.06 Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of any Borrower or otherwise, each Loan Guarantor’s obligations under this Loan Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not the Agents, the Issuing Banks and the Lenders are in possession of this Loan Guaranty. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by the Loan Guarantors forthwith on demand by the Lender.

Section 10.07 Information. Each Loan Guarantor assumes all responsibility for being and keeping itself informed of the Borrowers’ financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each Loan Guarantor assumes and incurs under this Loan Guaranty, and agrees that neither any Agent, any Issuing Bank nor any Lender shall have any duty to advise any Loan Guarantor of information known to it regarding those circumstances or risks.

Section 10.08 Termination. The Lenders may continue to make loans or extend credit to the Borrowers based on this Loan Guaranty until five days after it receives written notice of termination from any Loan Guarantor. Notwithstanding receipt of any such notice, each Loan Guarantor will continue to be liable to the Lenders for any Guaranteed Obligations created, assumed or committed to prior to the fifth day after receipt of the notice, and all subsequent renewals, extensions, modifications and amendments with respect to, or substitutions for, all or any part of that Guaranteed Obligations.

Section 10.09 Taxes. All payments of the Guaranteed Obligations will be made by each Loan Guarantor free and clear of and without withholding or deduction for any Indemnified Taxes or Other Taxes; provided that if any Loan Guarantor shall be required to withhold or deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required withholdings or deductions (including withholdings or deductions applicable to additional sums payable under this Section) the Administrative Agent, the Collateral Agent, the UK Security Trustee, a Lender or an Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such withholdings or deductions been made, (ii) such Loan Guarantor shall make such withholdings or deductions and (iii) such Loan Guarantor shall pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with applicable law.

Section 10.10 Maximum Liability. The provisions of this Loan Guaranty are severable, and in any action or proceeding involving any corporate law, or any provincial, state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Loan Guarantor under this Loan Guaranty would otherwise be held or determined to be void, voidable, avoidable, invalid or unenforceable on account of the amount of such Loan Guarantor’s liability under this Loan Guaranty, then, notwithstanding any other provision of this Loan Guaranty to the contrary, the amount of such liability shall, without any further action by the Loan Guarantors or the Lenders, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the relevant Loan Guarantor’s “Maximum Liability”). This Section with respect to the Maximum Liability of each Loan Guarantor is intended solely to preserve the rights of the Lenders to the maximum extent not subject to avoidance under applicable law, and no Loan Guarantor nor any other person or entity shall have any right or claim under this Section with respect to such Maximum Liability, except to the extent necessary so that the obligations of any Loan Guarantor hereunder shall not be rendered voidable under applicable law. Each Loan Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Liability of each Loan Guarantor without impairing this Loan Guaranty or affecting the rights and remedies of the Lenders hereunder, provided that, nothing in this sentence shall be construed to increase any Loan Guarantor’s obligations hereunder beyond its Maximum Liability.

Section 10.11 Contribution. In the event any Loan Guarantor (a “Paying Guarantor”) shall make any payment or payments under this Loan Guaranty or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations under this Loan Guaranty, each other Loan Guarantor (each a “Non-Paying Guarantor”) shall contribute to such Paying Guarantor an amount equal to such Non-Paying Guarantor’s “Applicable Percentage” of such payment or payments made, or losses suffered, by such Paying Guarantor. For purposes of this Article X, each Non-Paying Guarantor’s “Applicable Percentage” with respect to any such payment or loss by a Paying Guarantor shall be determined as of the date on which such payment or loss was made by reference to the ratio of (i) such Non-Paying Guarantor’s Maximum Liability as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder) or, if such Non-Paying Guarantor’s Maximum Liability has not been determined, the aggregate amount of all monies received by such Non-Paying Guarantor from the Borrowers after August 17, 2010 (whether by loan, capital infusion or by other means) to (ii) the aggregate Maximum Liability of all Loan Guarantors hereunder (including such Paying Guarantor) as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder), or to the extent that a Maximum Liability has not been determined for any Loan Guarantor, the aggregate amount of all monies received by such Loan Guarantors from the Borrowers after August 17, 2010 (whether by loan, capital infusion or by other means). Nothing in this provision shall affect any Loan Guarantor’s several liability for the entire amount of the Guaranteed Obligations (up to such Loan Guarantor’s Maximum Liability). Each of the Loan Guarantors covenants and agrees that its right to receive any contribution under this Loan Guaranty from a Non-Paying Guarantor shall be subordinate and junior in right of payment to the payment in full in cash of the Guaranteed Obligations. This provision is for the benefit of the Administrative Agent, the Collateral Agent, the UK Security Trustee, the Issuing Banks, the Lenders and the Loan Guarantors and may be enforced by any one, or more, or all of them in accordance with the terms hereof.

Section 10.12 Liability Cumulative. The liability of each Loan Party as a Loan Guarantor under this Article X is in addition to and shall be cumulative with all liabilities of each Loan Party to the Agents, the Issuing Banks and the Lenders under this Agreement and the other Loan Documents to which such Loan Party is a party or in respect of any obligations or liabilities of the other Loan Parties, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

Section 10.13 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Loan Guaranty in respect of a Swap Obligation (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.13 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.13 or otherwise under this Loan Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). Except as otherwise provided herein, the obligations of each Qualified ECP Guarantor under this Section 10.13 shall remain in full force and effect until the termination of all Swap Obligations. Each Qualified ECP Guarantor intends that this Section 10.13 constitute, and this Section 10.13 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section  1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 10.14 Limitation of Swiss Loan Guarantor.

(a) To the extent the liability of each Swiss Loan Guarantor under the Loan Guaranty is limited as per Section 10.10 above under and in accordance with Swiss law, then, each Swiss Loan Guarantor shall take and cause to be taken all and any action, to the extent reasonably practical and possible, including, without limitation, (i) the passing of any shareholders’ resolutions to approve any payment or other performance under this Agreement or any other Loan Documents, (ii) the provision of an audited interim balance sheet, and (iii) the provision of a confirmation from the auditors of such Swiss Loan Guarantor that a payment of such Swiss Loan Guarantor under the Loan Documents in an amount corresponding to the Swiss Loan Guarantor’s Maximum Liability is in compliance with the provisions of Swiss corporate law which are aimed at protecting the share capital and legal reserves, in order to allow payment of amounts owed by such Swiss Loan Guarantor under the Loan Documents as well as the performance by such Swiss Loan Guarantor of other obligations under the Loan Documents.

(b) If so required under applicable law (including tax treaties) at the time it is required to make a payment under a Loan Guaranty or, as applicable, the proceeds from the realization against any Collateral are to be applied to all or any portion of the Secured Obligations, a Swiss Loan Guarantor:

(i) shall use its best efforts to ensure that such payments can be made without deduction of Swiss Withholding Tax, or with deduction of Swiss Withholding Tax at a reduced rate, by discharging the liability to such Tax by notification pursuant to applicable law (including tax treaties) rather than payment of such Tax;

(ii) shall deduct the Swiss Withholding Tax at such rate (being 35 percent on the date hereof) as in force from time to time if the notification procedure pursuant to sub-paragraph (i) above does not apply; or shall deduct the Swiss Withholding Tax at the reduced rate resulting after discharge of part of such Tax by notification if the notification procedure pursuant to sub-paragraph (i) applies for a part of the Swiss Withholding Tax only; and shall pay within the time allowed any such Taxes deducted to the Swiss Federal Tax Administration; and

(iii) shall promptly notify the Administrative Agent that such notification or, as the case may be, deduction has been made, and provide the Administrative Agent with evidence that such a notification of the Swiss Federal Tax Administration has been made or, as the case may be, such Taxes deducted have been paid to the Swiss Federal Tax Administration.

(c) In the case of a deduction of Swiss Withholding Tax, each Swiss Loan Guarantor shall ensure that any person, other than a Swingline Lender or a Lender, that is entitled to a full or partial refund of the Swiss Withholding Tax deducted from such payment under this Agreement or any other Loan Document, will, as soon as possible after such deduction:

(i) request a refund of the Swiss Withholding Tax under applicable law (including tax treaties), and

(ii) pay to the Administrative Agent upon receipt any amount so refunded.

ARTICLE XI

The Borrower Representative

Section 11.01 Appointment; Nature of Relationship. The Company is hereby appointed by each of the Borrowers as its contractual representative (herein referred to as the “Borrower Representative”) hereunder and under each other Loan Document, and each of the Borrowers irrevocably authorizes the Borrower Representative to act as the contractual representative of such Borrower with the rights and duties expressly set forth herein and in the other Loan Documents. The Borrower Representative agrees to act as such contractual representative upon the express conditions contained in this Article XI. Additionally, each Borrower hereby appoints, to the extent the Borrower Representative requests any Loan on behalf of such Borrower, the Borrower Representative as its agent to receive all of the proceeds of such Loan in the Funding Account(s), at which time the Borrower Representative shall promptly disburse such Loan to such Borrower. The Administrative Agent, the Collateral Agent, the UK Security Trustee, the Lenders, and their respective officers, directors, agents or employees, shall not be liable to the Borrower Representative or any Borrower for any action taken or omitted to be taken by the Borrower Representative or the Borrowers pursuant to this Section 11.01. Each Person that becomes a Borrower after the Restatement Effective Date pursuant to Section 5.13, by joining this Agreement as a Borrower pursuant to a Borrower Joinder Agreement or otherwise, hereby ratifies and agrees to the appointment of the Company as Borrower Representative under this Article  XI.

Section 11.02 Powers. The Borrower Representative shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Borrower Representative by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Borrower Representative shall have no implied duties to the Borrowers, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Borrower Representative.

Section 11.03 Employment of Agents. The Borrower Representative may execute any of its duties as the Borrower Representative hereunder and under any other Loan Document by or through authorized officers.

Section 11.04 Notices. Each Borrower shall immediately notify the Borrower Representative of the occurrence of any Default hereunder referring to this Agreement describing such Default and stating that such notice is a “notice of default.” In the event that the Borrower Representative receives such a notice, the Borrower Representative shall give prompt notice thereof to the Administrative Agent; the Collateral Agent, the UK Security Trustee and the Lenders. Any notice provided to the Borrower Representative hereunder shall constitute notice to each Borrower on the date received by the Borrower Representative.

Section 11.05 Successor Borrower Representative. Upon the prior written consent of the Administrative Agent, the Borrower Representative may resign at any time, such resignation to be effective upon the appointment of a successor Borrower Representative. The Administrative Agent shall give prompt written notice of such resignation to the Lenders.

Section 11.06 Execution of Loan Documents; Borrowing Base Certificate. The Borrowers and the Guarantors hereby empower and authorize the Borrower Representative, on behalf of the Borrowers and the Guarantors, to execute and deliver to the Agents and the Lenders the Loan Documents and all related agreements, certificates, documents, or instruments as shall be necessary or appropriate to effect the purposes of the Loan Documents, including without limitation, the Aggregate Borrowing Base Certificate and the Borrowing Base Certificate of each Borrower and the compliance certificates required pursuant to Article V. Each Borrower and each Guarantor agrees that any action taken by the Borrower Representative or the Borrowers or Guarantors in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Borrower Representative of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Borrowers and Guarantors.

Section 11.07 Reporting. Each Borrower and Borrowing Base Guarantor hereby agrees that such Borrower or Borrowing Base Guarantor shall furnish promptly after each fiscal month to the Borrower Representative a copy of its Borrowing Base Certificate and any other certificate or report required hereunder or requested by the Borrower Representative on which the Borrower Representative shall rely to prepare the Aggregate Borrowing Base Certificate and the Borrowing Base Certificate of each Borrower and Borrowing Base Guarantor, and compliance certificates required pursuant to Article V.

ARTICLE XII

Foreign Currency Participations

Section 12.01 Loans; Intra-Lender Issues. Notwithstanding anything to the contrary contained herein, all Loans and Letter of Credit Advances that are denominated in the Specified Foreign Currency (each, a “Specified Foreign Currency Loan”) shall be made solely by the Lenders (including JPMCB) who are not Participating Specified Foreign Currency Lenders (as defined below). Each Lender acceptable to JPMCB that does not have Specified Foreign Currency Funding Capacity in one or more Specified Foreign Currencies and who agrees in writing with JPMCB to purchase foreign currency participations pursuant to this Article XII (a “Participating Specified Foreign Currency Lender”) in Loans and Letter of Credit Advances

funded in such Specified Foreign Currencies, shall irrevocably and unconditionally purchase and acquire and shall be deemed to irrevocably and unconditionally purchase and acquire from JPMCB, and JPMCB shall sell and be deemed to sell to each such Participating Specified Foreign Currency Lender, without recourse or any representation or warranty whatsoever, an undivided interest and participation (a “Specified Foreign Currency Participation”) in each Loan or Letter of Credit Advance which is a Specified Foreign Currency Loan funded by JPMCB in an amount equal to such Participating Specified Foreign Currency Lender’s Applicable Percentage of the Borrowing that includes such Loan or Letter of Credit Advance. Such purchase and sale of a Specified Foreign Currency Participation shall be deemed to occur automatically upon the making of a Specified Foreign Currency Loan by JPMCB, without any further notice to any Participating Specified Foreign Currency Lender. Notwithstanding anything to the contrary contained herein, JPMCB may, at any time by written notice, terminate its agreement with any Participating Specified Foreign Currency Lender to fund any Specified Foreign Currency Loan on behalf of such Participation Lender. Upon the giving of such notice by JPMCB, JPMCB shall cease to have any obligations under this Section 12.01 with respect to the funding of Specified Foreign Currency Loans on behalf of such Lender and such Lender shall no longer be a Participating Specified Foreign Currency Lender with respect to Loans or Letters of Credit Advances made after the date of such notice. The purchase price payable by each Participating Specified Foreign Currency Lender to JPMCB for each Specified Foreign Currency Participation purchased by it from JPMCB shall be equal to 100% of the principal amount of such Specified Foreign Currency Participation (i.e., the product of (i) the amount of the Borrowing that includes the relevant Loan or Letter of Credit Advance and (ii) such Participating Specified Foreign Currency Lender’s Applicable Percentage), and such purchase price shall be payable by each Participating Specified Foreign Currency Lender to JPMCB in accordance with the settlement procedure set forth in Section 12.02 below. JPMCB and the Administrative Agent shall record on their books the amount of the Loans and Letter of Credit Advances made by JPMCB and each Participating Specified Foreign Currency Lender’s Specified Foreign Currency Participation and Funded Specified Foreign Currency Participation therein, all payments in respect thereof and interest accrued thereon and all payments made by and to each Participating Specified Foreign Currency Lender pursuant to this Section 12.01. JPMCB at its option may make any Specified Foreign Currency Loan by causing any domestic or foreign branch or Affiliate of JPMCB to make such Specified Foreign Currency Loan.

Section 12.02 Settlement Procedure for Specified Foreign Currency Participations. Each Participating Specified Foreign Currency Lender’s Specified Foreign Currency Participation in the Specified Foreign Currency Loans shall be in an amount equal to its Applicable Percentage of all such Specified Foreign Currency Loans. However, in order to facilitate the administration of the Specified Foreign Currency Loans made by JPMCB and the Specified Foreign Currency Participations, settlement among JPMCB and the Participating Specified Foreign Currency Lenders with regard to the Participating Specified Foreign Currency Lenders’ Specified Foreign Currency Participations shall take place in accordance with the following provisions:

(i) JPMCB and the Participating Specified Foreign Currency Lenders shall settle (a “Specified Foreign Currency Participation Settlement”) by payments in respect of the Specified Foreign Currency Participations as follows: so long as any Specified Foreign Currency Loans are outstanding, Specified Foreign Currency

Participation Settlements shall be effected upon the request of JPMCB through the Administrative Agent on such Business Days as requested by JPMCB and as the Administrative Agent shall specify by a notice by telecopy, telephone or similar form of notice to each Participating Specified Foreign Currency Lender requesting such Specified Foreign Currency Participation Settlement (each such date on which a Specified Foreign Currency Participation Settlement occurs herein called a “Specified Foreign Currency Participation Settlement Date”), such notice to be delivered no later than 1:00 p.m., Chicago time, at least one Business Day prior to the requested Specified Foreign Currency Participation Settlement Date; provided that JPMCB shall have the option but not the obligation to request a Specified Foreign Currency Participation Settlement Date and, in any event, shall not request a Specified Foreign Currency Participation Settlement Date prior to the occurrence of an Event of Default; provided further, that if (x) such Event of Default is cured or waived in writing in accordance with the terms hereof, (y) no Obligations have yet been declared due and payable under Article VII (or a rescission has occurred) and (z) the Administrative Agent has actual knowledge of such cure or waiver, all prior to the Administrative Agent’s giving notice to the Participating Specified Foreign Currency Lenders of the first Specified Foreign Currency Participation Settlement Date under this Agreement, then the Administrative Agent shall not give notice to the Participating Specified Foreign Currency Lenders of a Specified Foreign Currency Participation Settlement Date based upon such cured or waived Event of Default. If on any Specified Foreign Currency Participation Settlement Date the total principal amount of the Specified Foreign Currency Loans made or deemed made by JPMCB during the period ending on (but excluding) such Specified Foreign Currency Participation Settlement Date and commencing on (and including) the immediately preceding Specified Foreign Currency Participation Settlement Date (or the Restatement Effective Date in the case of the period ending on the first Specified Foreign Currency Participation Settlement Date) (each such period herein called a “Specified Foreign Currency Participation Settlement Period”) is greater than the principal amount of Specified Foreign Currency Loans repaid during such Specified Foreign Currency Participation Settlement Period to JPMCB, each Participating Specified Foreign Currency Lender shall pay to JPMCB (through the Administrative Agent), no later than 12:00 p.m., Chicago time, on such Specified Foreign Currency Participation Settlement Date, an amount equal to such Participating Specified Foreign Currency Lender’s ratable share of the amount of such excess. If in any Specified Foreign Currency Participation Settlement Period the outstanding principal amount of the Specified Foreign Currency Loans repaid to JPMCB in such period exceeds the total principal amount of the Specified Foreign Currency Loans made or deemed made by JPMCB during such period, JPMCB shall pay to each Participating Specified Foreign Currency Lender (through the Administrative Agent) on such Specified Foreign Currency Participation Settlement Date an amount equal to such Participating Specified Foreign Currency Lender’s ratable share of such excess. Specified Foreign Currency Participation Settlements in respect of Specified Foreign Currency Loans shall be made in the currency in which such Specified Foreign Currency Loan was funded on the Specified Foreign Currency Participation Settlement Date for such Specified Foreign Currency Loans.

(ii) If any Participating Specified Foreign Currency Lender fails to pay to JPMCB on any Specified Foreign Currency Participation Settlement Date the full amount required to be paid by such Participating Specified Foreign Currency Lender to JPMCB on such Specified Foreign Currency Participation Settlement Date in respect of such Participating Specified Foreign Currency Lender’s Specified Foreign Currency Participation (such Participating Specified Foreign Currency Lender’s “Specified Foreign Currency Participation Settlement Amount”) with JPMCB, JPMCB shall be entitled to recover such unpaid amount from such Participating Specified Foreign Currency Lender, together with interest thereon (in the same respective currency or currencies as the relevant Specified Foreign Currency Loans) at the Alternate Base Rate plus 2.00% per annum. Without limiting JPMCB’s rights to recover from any Participating Specified Foreign Currency Lender any unpaid Specified Foreign Currency Participation Settlement Amount payable by such Participating Specified Foreign Currency Lender to JPMCB, the Administrative Agent shall also be entitled to withhold from amounts otherwise payable to such Participating Specified Foreign Currency Lender an amount equal to such Participating Specified Foreign Currency Lender’s unpaid Specified Foreign Currency Participation Settlement Amount owing to JPMCB and apply such withheld amount to the payment of any unpaid Specified Foreign Currency Participation Settlement Amount owing by such Participating Specified Foreign Currency Lender to JPMCB.

(iii) (a) A Participating Specified Foreign Currency Lender which has a Funded Specified Foreign Currency Participation shall be entitled to receive interest on such Funded Specified Foreign Currency Participation to the same extent as if such Specified Foreign Currency Lender was the direct holder of the portion of the Loan or Letter of Credit Advance in which it purchased a Specified Foreign Currency Participation (it being agreed that, promptly upon the receipt by JPMCB or any of its Affiliates of any interest in respect of any Loan in which a Participating Specified Foreign Currency Lender has a Funded Specified Foreign Currency Participation, JPMCB will pay or cause to be paid to such Participating Specified Foreign Currency Lender its ratable share of such interest in immediately available funds) and (b) for purposes of determining the Lenders comprising the “Required Lenders” from and after the termination of the Commitments, (i) the Revolving Exposure of a Lender that is a Participating Specified Foreign Currency Lender shall be deemed to include the amount of the sum of each Specified Foreign Currency Participation of such Participating Specified Foreign Currency Lender and (ii) the amount of the Revolving Exposure of JPMCB and its Affiliates shall be reduced by an amount equal to the sum of each Specified Foreign Currency Participation of such Participating Specified Foreign Currency Lender.

Section 12.03 Obligations Irrevocable. The obligations of each Participating Specified Foreign Currency Lender to purchase from JPMCB a participation in each Specified Foreign Currency Loan made by JPMCB and to make payments to JPMCB with respect to such participation, in each case as provided herein, shall be irrevocable and not subject to any qualification or exception whatsoever, including any of the following circumstances:

(i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents or of any Loans, against any Loan Party;

(ii) the existence of any claim, setoff, defense or other right which any Loan Party may have at any time against the Administrative Agent, any Participating Specified Foreign Currency Lender, or any other Person, whether in connection with this Agreement, any Specified Foreign Currency Loans, the transactions contemplated herein or any unrelated transactions;

(iii) any application or misapplication of any proceeds of any Specified Foreign Currency Loans;

(iv) the surrender or impairment of any security for any Specified Foreign Currency Loans;

(v) the occurrence of any Default or Event of Default;

(vi) the commencement or pendency of any events specified in clause (h) or (i) of Article VII, in respect of any Loan Party or any Subsidiary of any Loan Party; or

(vii) the failure to satisfy the applicable conditions precedent set forth in Article IV.

Section 12.04 Recovery or Avoidance of Payments. In the event any payment by or on behalf of any Borrower or any other Loan Party received by the Administrative Agent with respect to any Specified Foreign Currency Loan made by JPMCB is thereafter set aside, avoided or recovered from the Administrative Agent in connection with any insolvency proceeding or due to any mistake of law or fact, each Participating Specified Foreign Currency Lender shall, upon written demand by the Administrative Agent, pay to JPMCB (through the Administrative Agent) such Participating Specified Foreign Currency Lender’s Applicable Percentage of such amount set aside, avoided or recovered, together with interest at the rate and in the currency required to be paid by JPMCB or the Administrative Agent upon the amount required to be repaid by it.

Section 12.05 Indemnification by Lenders. Each Participating Specified Foreign Currency Lender agrees to indemnify JPMCB (to the extent not reimbursed by the Borrowers and without limiting the obligations of the Borrowers hereunder or under any other Loan Document) ratably for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys’ fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against JPMCB in any way relating to or arising out of any Specified Foreign Currency Loans or any action taken or omitted by JPMCB in connection therewith; provided that no Participating Specified Foreign Currency Lender shall be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of JPMCB (as determined by a court of competent jurisdiction in a final non-appealable judgment). Without limiting the foregoing, each Participating Specified Foreign Currency Lender agrees to reimburse JPMCB promptly upon demand for such Participating Specified Foreign Currency Lender’s ratable share of any costs or expenses payable by the Borrowers to JPMCB in respect of the Specified Foreign Currency Loans to the extent that JPMCB is not promptly reimbursed for such costs and expenses by the Borrowers. The agreement contained in this Section 12.05 shall survive payment in full of all Specified Foreign Currency Loans.

Section 12.06 Specified Foreign Currency Loan Participation Fee. In consideration for each Participating Specified Foreign Currency Lender’s participation in the Specified Foreign Currency Loans made by JPMCB, JPMCB agrees to pay to the Administrative Agent for the account of each Participating Specified Foreign Currency Lender, as and when JPMCB receives payment of interest on its Specified Foreign Currency Loans, a fee (the “Specified Foreign Currency Participation Fee”) at a rate per annum equal to the Applicable Rate on such Specified Foreign Currency Loans minus 0.50% on the unfunded Specified Foreign Currency Participation of such Participating Specified Foreign Currency Lender in such Specified Foreign Currency Loans of JPMCB (or such other note or fee as may be agreed upon by JPMCB and such Participating Specified Foreign Currency Lender). The Specified Foreign Currency Participation Fee in respect of any unfunded Specified Foreign Currency Participation in a Specified Foreign Currency Loan shall be payable to the Administrative Agent in the currency in which the respective Specified Foreign Currency Loan was funded when interest on such Specified Foreign Currency Loan is received by JPMCB. If JPMCB does not receive payment in full of such interest, the Specified Foreign Currency Participation Fee in respect of the unfunded Specified Foreign Currency Participation in such Specified Foreign Currency Loans shall be reduced proportionately. Any amounts payable under this Section 12.06 by the Administrative Agent to the Participating Specified Foreign Currency Lenders shall be paid in the currency in which the respective Specified Foreign Currency Loan was funded (or, if different, the currency in which such interest payments are actually received).

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COMMITMENT SCHEDULE

Lender	Commitment	DTTP Scheme Reference Number	Jurisdiction of Tax Reference
JPMorgan Chase Bank, N.A. and affiliates	55,000,000	13/M/0268710/DTTP	U.S.
Deutsche Bank AG New York Branch and affiliates	42,500,000	07/D/70006/DTTP	Germany
Bank of America, N.A. and affiliates	42,500,000	13/B/7418/DTTP	U.S.
Wells Fargo Capital Finance, LLC, and affiliates	42,500,000	13/W/61173/DTTP	U.S.
SunTrust Bank	42,500,000	13/S/67712/DTTP	U.S.
PNC Bank, National Association and affiliates	25,000,000	13/P/63904/DTTP	U.S.

Total	$250,000,000.00

Schedule 1.01(a)(1)

Eligible Real Property (Existing)

Loan Party	Location / Address	Owned, Leased or Occupied
DS Services of America, Inc.	2 Sterling, Irvine, CA 92618	Owned

DS Services of America, Inc.	4548 Azusa Canyon Road, Irwindale, CA 91706	Owned

DS Services of America, Inc.	4500 York Blvd, Los Angeles, CA 90041	Owned

DS Services of America, Inc.	8631 Younger Creek Drive, Sacramento, CA 95828	Owned

S. & D. Coffee, Inc.	7955 & 7975 West Winds Boulevard NW, Concord, NC 28027	Owned

S. & D. Coffee, Inc.	300 Concord Parkway South, Concord, NC 28027	Owned

S. & D. Coffee, Inc.	101 Commercial Park Drive SW, Concord, NC 28027	Owned

S. & D. Coffee, Inc.	1044 Wexford Place NW, Concord, North Carolina 28027	Owned

S. & D. Coffee, Inc.	71 Wilmington Street, Ocean Isle Beach, North Carolina 28469	Owned

S. & D. Coffee, Inc.	Lodge Unit “J”, Forest Creek Lodge Condominium, Pinehurst, North Carolina 28374	Owned

Schedule 1.01(a)(2)

Eligible Real Property (2018)

Loan Party	Location / Address	Owned, Leased or Occupied
DS Services of America, Inc.	224 South Carlton Ave., Blythe, CA 92225	Owned

DS Services of America, Inc.	519-537 East I Street, Brawley, CA 92227	Owned

DS Services of America, Inc.	522 East I Street, Brawley, CA 92227	Owned

DS Services of America, Inc.	536 East I Street, Brawley, CA 92227	Owned

DS Services of America, Inc.	419 South 8th Street, Brawley, CA 92227	Owned

DS Services of America, Inc.	221 E. Alondra Blvd., Gardena, CA 90248	Owned

DS Services of America, Inc.	2 Sterling Street, Irvine, CA 92618	Owned

DS Services of America, Inc.	4548 Azusa Canyon Rd, Irwindale, CA 91706	Owned

DS Services of America, Inc.	11811 Highway 67, Lakeside, CA 92040	Owned

DS Services of America, Inc.	4500 York Blvd., Los Angeles, CA 90041	Owned

DS Services of America, Inc.	4500 Lincoln Ave., Los Angeles, CA 90041	Owned

DS Services of America, Inc.	2615 Temple Heights Dr., Oceanside, CA 92056	Owned

DS Services of America, Inc.	1363 Citrus Street, Riverside, CA 92507	Owned

DS Services of America, Inc.	1522 N. Newhope Street, Santa Ana, CA 92703	Owned

DS Services of America, Inc.	7817 Haskell Ave., Van Nuys, CA 91406	Owned

DS Services of America, Inc.	528 Railroad Ave., Winter Haven, CA 92283	Owned

DS Services of America, Inc.	8631 Younger Creek Drive, Sacramento, CA 95828	Owned

DS Services of America, Inc.	314 Abbott Street, Salinas, CA 93901	Owned

DS Services of America, Inc.	2217 Revere Ave., San Francisco, CA 94124	Owned

DS Services of America, Inc.	110 Union St., Vallejo, CA 94590	Owned

DS Services of America, Inc.	3302 W. Earl Drive, Phoenix, AZ 85017	Owned

DS Services of America, Inc.	4225 W. Desert Inn Road, Las Vegas, NV 89102	Owned

DS Services of America, Inc.	4718 McCarty, Amarillo, TX 79110	Owned

DS Services of America, Inc.	4751 Durazno, El Paso, TX 79905	Owned

DS Services of America, Inc.	3405 High Prairie Road, Grand Prairie, TX 75050	Owned

DS Services of America, Inc.	27815 Highway Blvd., Katy, TX 77494	Leased

DS Services of America, Inc.	405 Avenue U, Lubbock, TX 79401	Owned

DS Services of America, Inc.	605 S. Marienfeld, Midland, TX 79701	Owned

DS Services of America, Inc.	4271 Dividend St., San Antonio, TX 78219	Owned

DS Services of America, Inc.	4120 Globeville Road, Denver, CO 80216	Owned

DS Services of America, Inc.	357 Rosevale Road, Grand Junction, CO 81507	Owned

DS Services of America, Inc.	1825 S. 3730 W, Salt Lake City, UT 84104	Owned

DS Services of America, Inc.	1122 West 27th St., Cheyenne, WY 82001	Owned

DS Services of America, Inc.	4181 Alden Drive, Mobile, AL 36696	Owned

DS Services of America, Inc.	1804 Concept Court, Daytona, FL 32114	Owned

DS Services of America, Inc.	748 Veronica S. Shoemaker (f/k/a Palmetto Ave.), Fort Myers, FL 33916	Owned

DS Services of America, Inc.	4205 N. Old Dixie Hwy., Fort Pierce, FL 34946	Owned

DS Services of America, Inc.	5331 N.W. 35th Terrace, Fort Lauderdale, FL 33309	Owned

DS Services of America, Inc.	5287 & 5289 East Bay Blvd., Gulf Breeze, FL 32563	Owned

DS Services of America, Inc.	7151 SE County Rd 326, Morriston, FL 32668	Owned

DS Services of America, Inc.	8774 4th Avenue, Jacksonville, FL 32208	Owned

DS Services of America, Inc.	2779 NW 112 Avenue, Miami, FL 33172	Owned

DS Services of America, Inc.	3866 Shader Road, Orlando, FL 32808	Owned

DS Services of America, Inc.	Hwy 12 - Indian Springs Rd., Quincy, FL 32351	Owned

DS Services of America, Inc.	4405 S. MacAuthur Blvd., Alexandria, LA 71302	Owned

DS Services of America, Inc.	11485 Reiger Rd., Baton Rouge, LA 70809	Owned

DS Services of America, Inc.	200 Blanchard Lane, Boothville, LA 70041	Owned

DS Services of America, Inc.	I-55 - 301 Frontage Road, Kentwood, LA 70444	Owned

DS Services of America, Inc.	601 Ambassador Caffery Pkwy., Lafayette (Scott), LA 70583	Owned

DS Services of America, Inc.	4810 Opelousas St., Lake Charles, LA 70615	Owned

DS Services of America, Inc.	3418 Howard Avenue, New Orleans, LA 70113	Owned

DS Services of America, Inc.	2502 Poydras Ave., New Orleans, LA 70113	Owned

DS Services of America, Inc.	100 Stable Road, Patterson, LA 70392	Owned

DS Services of America, Inc.	588 Johnny F. Smith Blvd, Slidell, LA 70460	Owned

DS Services of America, Inc.	14072 Fastway Lane, Gulfport, MS 39503	Owned

DS Services of America, Inc.	100 E. Market Ridge Drive, Jackson (Ridgeland), MS 39157	Owned

DS Services of America, Inc.	90 Willow Creek Drive, Blue Ridge, GA 30513	Owned

DS Services of America, Inc.	6750 Discovery Blvd., Mableton, GA 30126	Owned

DS Services of America, Inc.	36 Country Club Lane, Belmont, MA 02478	Owned

DS Services of America, Inc.	70 First Street, Bridgewater, MA 02324	Owned

DS Services of America, Inc.	1761 Newport Road, Ephrata, PA 17522	Leased

DS Services of America, Inc.	180 Mountain Spring Road, Hopeland, PA 17578	Owned

DS Services of America, Inc.	2445 Hamilton Road, Arlington Heights, IL 60005	Owned

DS Services of America, Inc.	6055 S. Harlem Ave., Chicago, IL 60638	Owned

DS Services of America, Inc.	6155 S. Harlem Ave., Chicago, IL 60638	Owned

DS Services of America, Inc.	6958 W. 60 Street, Chicago, IL 60638	Owned

DS Services of America, Inc.	1171 Jansen Farm Ct., Elgin, IL 60123	Owned

DS Services of America, Inc.	9409 Gulf Stream Road, Frankfort, IL 60423	Owned

DS Services of America, Inc.	949 E. High Street, Mundelein, IL 60060	Owned

DS Services of America, Inc.	105 Harvey Court, Peoria, IL 61611	Owned

DS Services of America, Inc.	2417 & 2425 Laude Drive, Rockford, IL 61109	Owned

DS Services of America, Inc.	5951 Carlson Ave., Portage, IN 46368	Owned

DS Services of America, Inc.	2545 S. Ferree, Kansas City, KS 66103	Owned

DS Services of America, Inc.	45 West Noblestown Road, Carnegie, PA 15106	Owned

DS Services of America, Inc.	537 East I Street, Brawley, CA 92227	Owned

DS Services of America, Inc.	357 Rosevale Road, Grand Junction, CO 81503	Owned

Schedule 1.01(b)

Unrestricted Subsidiaries

Decantae Mineral Water Limited

Schedule 1.01(c)

Excluded Subsidiaries

Cott (Barbados) IBC Ltd.

Cott do Brasil Industria, Comercio, Importacao e Exportacao de Bebidas e Concentrados Ltda

Hydropure Distribution Ltd.

Kafevend Holdings Ltd.

Kafevend Group Ltd.

Pure Choice Watercoolers Ltd.

The Shakespeare Coffee Company Ltd.

Garraways Ltd.

Eden Springs International S.A

Mey Eden Ltd

Mey Eden Bar – First Class Services Ltd

Mey Eden Production (2007) Ltd

Mey Eden Marketing (2000) Ltd.

Café Espresso Italia Ltd

Pauza Coffee Services Ltd

Dispensing Coffee Club (IAI-2003) Ltd

Eden Springs Portugal S.A

Eden Springs (Europe) SA

Eden Springs (Switzerland) SA

SEMD, Société des eaux minérales de Dorénaz SA

Eden Springs Scandinavia AB

Eden Springs (Norway) AS

Eden Springs (Denmark) AS

Eden Springs OY Finland

Eden Springs (Sweden) AB

Eden Springs i Porla Brunn AB

Eden Springs Estonia OÜ

Eden Springs Latvia SIA

SIA << OCS Services >>

UAB Eden Springs Lietuva

Chateau d’eau SAS

Chateaud’eau Sàrl

Eden Springs Espana S.A.U

Eden Integración S.L.U.

Eden Centro Especial De Empleo S.L.U

Eden Springs Limited Liability Company

Eden Springs Nederland B.V.

Eden Water and Coffee Deutschland GmbH

Eden Springs sp. z o.o.

Eden Distrybucja sp. z o. o.

Eden Springs i Porla Brunn AB

Eden Springs (Deutschland) Gmbh

EDEN SPRINGS HELLAS SA

Nowa Woda Sp. z o.o.

Tom Petersen Invest ApS

Water Coolers (Scotland) Limited

Old WCS (Bottlers) Limited

Schedule 3.05

Properties

(a) Real property owned or leased:

Loan Party	Location / Address	Owned, Leased or Occupied
Cott Beverages LLC	1001 10th Avenue Columbus, GA 31901	Leased

Cott Beverages LLC	4801 Cargo Street, Columbus, GA 31907	Leased

Cott Holdings Inc.	4221 W. Boy Scout Boulevard, Suite 400, Tampa, FL 33607	Leased

Cott Switzerland GmbH	Alpenstrasse 15, 6300 Zug, Switzerland	Leased

DS Services of America, Inc.	224 South Carlton Ave., Blythe, CA 92225	Owned

DS Services of America, Inc.	519-537 East I Street, Brawley, CA 92227	Owned

DS Services of America, Inc.	522 East I Street, Brawley, CA 92227	Owned

DS Services of America, Inc.	536 East I Street, Brawley, CA 92227	Owned

DS Services of America, Inc.	419 South 8th Street, Brawley, CA 92227	Owned

DS Services of America, Inc.	221 E. Alondra Blvd., Gardena, CA 90248	Owned

DS Services of America, Inc.	2 Sterling Street, Irvine, CA 92618	Owned

DS Services of America, Inc.	4548 Azusa Canyon Rd, Irwindale, CA 91706	Owned

DS Services of America, Inc.	11811 Highway 67, Lakeside, CA 92040	Owned

DS Services of America, Inc.	4500 York Blvd., Los Angeles, CA 90041	Owned

DS Services of America, Inc.	4500 Lincoln Ave., Los Angeles, CA 90041	Owned

DS Services of America, Inc.	2615 Temple Heights Dr., Oceanside, CA 92056	Owned

DS Services of America, Inc.	1363 Citrus Street, Riverside, CA 92507	Owned

DS Services of America, Inc.	1522 N. Newhope Street, Santa Ana, CA 92703	Owned

Loan Party	Location / Address	Owned, Leased or Occupied
DS Services of America, Inc.	7817 Haskell Ave., Van Nuys, CA 91406	Owned

DS Services of America, Inc.	528 Railroad Ave., Winter Haven, CA 92283	Owned

DS Services of America, Inc.	8631 Younger Creek Drive, Sacramento, CA 95828	Owned

DS Services of America, Inc.	314 Abbott Street, Salinas, CA 93901	Owned

DS Services of America, Inc.	2217 Revere Ave., San Francisco, CA 94124	Owned

DS Services of America, Inc.	110 Union St., Vallejo, CA 94590	Owned

DS Services of America, Inc.	3302 W. Earl Drive, Phoenix, AZ 85017	Owned

DS Services of America, Inc.	4225 W. Desert Inn Road, Las Vegas, NV 89102	Owned

DS Services of America, Inc.	4718 McCarty, Amarillo, TX 79110	Owned

DS Services of America, Inc.	4751 Durazno, El Paso, TX 79905	Owned

DS Services of America, Inc.	3405 High Prairie Road, Grand Prairie, TX 75050	Owned

DS Services of America, Inc.	27815 Highway Blvd., Katy, TX 77494	Leased

DS Services of America, Inc.	405 Avenue U, Lubbock, TX 79401	Owned

DS Services of America, Inc.	605 S. Marienfeld, Midland, TX 79701	Owned

DS Services of America, Inc.	4271 Dividend St., San Antonio, TX 78219	Owned

DS Services of America, Inc.	4120 Globeville Road, Denver, CO 80216	Owned

DS Services of America, Inc.	357 Rosevale Road, Grand Junction, CO 81507	Owned

DS Services of America, Inc.	1825 S. 3730 W, Salt Lake City, UT 84104	Owned

DS Services of America, Inc.	1122 West 27th St., Cheyenne, WY 82001	Owned

DS Services of America, Inc.	4181 Alden Drive, Mobile, AL 36696	Owned

DS Services of America, Inc.	1804 Concept Court, Daytona, FL 32114	Owned

Loan Party	Location / Address	Owned, Leased or Occupied
DS Services of America, Inc.	748 Veronica S. Shoemaker (f/k/a Palmetto Ave.), Fort Myers, FL 33916	Owned

DS Services of America, Inc.	4205 N. Old Dixie Hwy., Fort Pierce, FL 34946	Owned

DS Services of America, Inc.	5331 N.W. 35th Terrace, Fort Lauderdale, FL 33309	Owned

DS Services of America, Inc.	5287 & 5289 East Bay Blvd., Gulf Breeze, FL 32563	Owned

DS Services of America, Inc.	7151 SE County Rd 326, Morriston, FL 32668	Owned

DS Services of America, Inc.	8774 4th Avenue, Jacksonville, FL 32208	Owned

DS Services of America, Inc.	2779 NW 112 Avenue, Miami, FL 33172	Owned

DS Services of America, Inc.	3866 Shader Road, Orlando, FL 32808	Owned

DS Services of America, Inc.	Hwy 12 – Indian Springs Rd., Quincy, FL 32351	Owned

DS Services of America, Inc.	4405 S. MacAuthur Blvd., Alexandria, LA 71302	Owned

DS Services of America, Inc.	11485 Reiger Rd., Baton Rouge, LA 70809	Owned

DS Services of America, Inc.	200 Blanchard Lane, Boothville, LA 70041	Owned

DS Services of America, Inc.	I-55 – 301 Frontage Road, Kentwood, LA 70444	Owned

DS Services of America, Inc.	601 Ambassador Caffery Pkwy., Lafayette (Scott), LA 70583	Owned

DS Services of America, Inc.	4810 Opelousas St., Lake Charles, LA 70615	Owned

DS Services of America, Inc.	3418 Howard Avenue, New Orleans, LA 70113	Owned

DS Services of America, Inc.	2502 Poydras Ave., New Orleans, LA 70113	Owned

DS Services of America, Inc.	100 Stable Road, Patterson, LA 70392	Owned

DS Services of America, Inc.	588 Johnny F. Smith Blvd, Slidell, LA 70460	Owned

DS Services of America, Inc.	14072 Fastway Lane, Gulfport, MS 39503	Owned

Loan Party	Location / Address	Owned, Leased or Occupied
DS Services of America, Inc.	100 E. Market Ridge Drive, Jackson (Ridgeland), MS 39157	Owned

DS Services of America, Inc.	90 Willow Creek Drive, Blue Ridge, GA 30513	Owned

DS Services of America, Inc.	6750 Discovery Blvd., Mableton, GA 30126	Owned

DS Services of America, Inc.	36 Country Club Lane, Belmont, MA 02478	Owned

DS Services of America, Inc.	70 First Street, Bridgewater, MA 02324	Owned

DS Services of America, Inc.	1761 Newport Road, Ephrata, PA 17522	Leased

DS Services of America, Inc.	180 Mountain Spring Road, Hopeland, PA 17578	Owned

DS Services of America, Inc.	2445 Hamilton Road, Arlington Heights, IL 60005	Owned

DS Services of America, Inc.	6055 S. Harlem Ave., Chicago, IL 60638	Owned

DS Services of America, Inc.	6155 S. Harlem Ave., Chicago, IL 60638	Owned

DS Services of America, Inc.	6958 W. 60 Street, Chicago, IL 60638	Owned

DS Services of America, Inc.	1171 Jansen Farm Ct., Elgin, IL 60123	Owned

DS Services of America, Inc.	9409 Gulf Stream Road, Frankfort, IL 60423	Owned

DS Services of America, Inc.	949 E. High Street, Mundelein, IL 60060	Owned

DS Services of America, Inc.	105 Harvey Court, Peoria, IL 61611	Owned

DS Services of America, Inc.	2417 & 2425 Laude Drive, Rockford, IL 61109	Owned

DS Services of America, Inc.	5951 Carlson Ave., Portage, IN 46368	Owned

DS Services of America, Inc.	2545 S. Ferree, Kansas City, KS 66103	Owned

DS Services of America, Inc.	45 West Noblestown Road, Carnegie, PA 15106	Owned

DS Services of America, Inc.	2770 E. 13th Street, Yuma, AZ 85365	Leased

Loan Party	Location / Address	Owned, Leased or Occupied
DS Services of America, Inc.	145 E. Avenue K-8, Lancaster, CA 93535	Leased

DS Services of America, Inc.	41611 Date Street, Murrieta, CA 92562	Leased

DS Services of America, Inc.	340 N. Irving Drive, Oxnard, CA 93030	Leased

DS Services of America, Inc.	19020 N. Indian Canyon Dr., Palm Springs, CA 92258	Leased

DS Services of America, Inc.	18499 Phantom West, #9, Victorville, CA 92392	Leased

DS Services of America, Inc.	19231 Flightpath Way, Bakersfield, CA 93308	Leased

DS Services of America, Inc.	3114 Thorntree Dr., Chico, CA 95973	Leased

DS Services of America, Inc.	5377 Home Ave., Fresno, CA 93727	Leased

DS Services of America, Inc.	1024 Mellon Avenue, Manteca, CA 95337	Leased

DS Services of America, Inc.	485 Vista Way, Milpitas, CA 95035	Leased

DS Services of America, Inc.	355-B O’Hair Court, Santa Rosa, CA 95407	Leased

DS Services of America, Inc.	1312 Capital Blvd. #104, Reno, NV 89502	Leased

DS Services of America, Inc.	2580 Landon Drive, Ste. C, Bullhead City, AZ 86429	Leased

DS Services of America, Inc.	11700 E. Berry Drive, Dewey AZ 86327	Leased

DS Services of America, Inc.	4174 E. Huntington Dr., #1, Flagstaff, AZ 86004	Leased

DS Services of America, Inc.	202 Bucket of Blood St., Holbrook, AZ 86025	Leased

DS Services of America, Inc.	828 N. Gonzales Blvd, Huachuca City, AZ 85616	Leased

DS Services of America, Inc.	1740 W. Broadway, Mesa, AZ 85202	Leased

DS Services of America, Inc.	2596 N. Fairview Ave., Tucson, AZ 85705	Leased

DS Services of America, Inc.	4601 SW 36th St., Ste. 100, Oklahoma City, OK 73179	Leased

DS Services of America, Inc.	11915 East 51st St. S, Bldg II, Tulsa, OK 74146	Leased

Loan Party	Location / Address	Owned, Leased or Occupied
DS Services of America, Inc.	3612 I-35, Waco, TX 76706	Leased

DS Services of America, Inc.	8020 Exchange, Austin, TX 78754	Leased

DS Services of America, Inc.	5248 Washington Blvd., Beaumont, TX 77707	Leased

DS Services of America, Inc.	1338-1340 Centerville Rd., Dallas/Mesquite, TX 75218	Leased

DS Services of America, Inc.	3405 Roy Orr Blvd., Grand Prairie, TX 75050	Leased

DS Services of America, Inc.	6610 Willowbrook Park Drive, Houston, TX 77066	Leased

DS Services of America, Inc.	315 Marvin A. Smith, Kilgore, TX 75662	Leased

DS Services of America, Inc.	517 E. Cedar Ave, Ste F-G, McAllen, TX 78501	Leased

DS Services of America, Inc.	1511 Central Freeway East, Wichita Falls, TX 76302	Leased

DS Services of America, Inc.	1357 S 320 E, St. George, UT 84790	Leased

DS Services of America, Inc.	14 South Spruce St., Colorado Springs, CO 80905	Leased

DS Services of America, Inc.	2599 California Street, Denver, CO 80205	Leased

DS Services of America, Inc.	2633 California Street, Denver, CO 80205	Leased

DS Services of America, Inc.	2640 California Street, Denver, CO 80205	Leased

DS Services of America, Inc.	614 27th Street, Denver, CO 80205	Leased

DS Services of America, Inc.	1930 E. 40th Avenue, Denver, CO 80205	Leased

DS Services of America, Inc.	701 W. Diamond St., Boise, ID 83705	Leased

DS Services of America, Inc.	302 3rd Street South, Twin Falls, ID 83301	Leased

DS Services of America, Inc.	1985 S. Milestone Dr., Salt Lake City, UT 84104	Leased

DS Services of America, Inc.	1090 E. Hwy 40, Vernal, UT 84078	Leased

DS Services of America, Inc.	20495 Murray Rd., Bend, OR 97701	Leased

Loan Party	Location / Address	Owned, Leased or Occupied
DS Services of America, Inc.	249 E Barnett Road, #100, Medford, OR 97501	Leased

DS Services of America, Inc.	13233 NE Jarrett Street, Portland, OR 97230	Leased

DS Services of America, Inc.	2495 Prairie Road, Suite D, Eugene, OR 97402	Leased

DS Services of America, Inc.	4050 Fairview Industrial Drive, S.E., #150, Salem, OR 97302	Leased

DS Services of America, Inc.	6004 Blimp Rd., Suite B, Tillamook, OR 97141	Leased

DS Services of America, Inc.	1313 Pacific Place, Burlington, WA 98233	Leased

DS Services of America, Inc.	606 Reynolds Ave., Suite 1, Centralia, WA 98531	Leased

DS Services of America, Inc.	21608 85th Ave., Kent, WA 98031	Leased

DS Services of America, Inc.	8602 S. 218th Street (lot), Kent, WA 98301	Leased

DS Services of America, Inc.	1002 River Road, Suites 6&7, Yakima, WA 98902	Leased

DS Services of America, Inc.	2455 Battelle Blvd Suite 101, Richland, WA 99352	Leased

DS Services of America, Inc.	9711 E. Knox Ave., Spokane, WA 99206	Leased

DS Services of America, Inc.	3008 Commerce Square S., Irondale (Birmingham), AL 35210	Leased

DS Services of America, Inc.	30352 Quail Roost Trail, Big Pine Key, FL 33043	Leased

DS Services of America, Inc.	3539 SW 74th Ave, Ocala, FL 34474	Leased

DS Services of America, Inc.	10290 U.S. Highway 19N, Pinellas Park, FL 33782	Leased

DS Services of America, Inc.	4825 Woodlane Circle, Tallahassee, FL 32303	Leased

DS Services of America, Inc.	6610 Anderson Rd., Tampa, FL 33634	Leased

DS Services of America, Inc.	126 Clendenning Rd. K-1-81, Houma, LA 70363	Leased

DS Services of America, Inc.	126 Clendenning Rd. E-2-72, Houma, LA 70363	Leased

Loan Party	Location / Address	Owned, Leased or Occupied
DS Services of America, Inc.	1044 2nd Street (US Hwy. 51), Osyka, MA 39657	Leased

DS Services of America, Inc.	404 Industrial Drive, Minden, LA 71055	Leased

DS Services of America, Inc.	S. Galvez & Howard Ave., New Orleans, LA 70113	Leased

DS Services of America, Inc.	4371 A Interstate Drive, Macon, GA 31210	Leased

DS Services of America, Inc.	555 Walt Sanders Memorial Dr., Newnan, GA 30542	Leased

DS Services of America, Inc.	167 Knowlton Way, Savannah, GA 31407	Leased

DS Services of America, Inc.	1200 Northbrook Pkwy., Suwanee, GA 30024	Leased

DS Services of America, Inc.	802 North Forest Drive, Valdosta, GA 31601	Leased

DS Services of America, Inc.	2020-C Starita Road, Charlotte, NC 28206	Leased

DS Services of America, Inc.	2606 Phoenix Drive #802, Greensboro, NC 27408	Leased

DS Services of America, Inc.	5025 Departure Dr., Ste. 105, Raleigh, NC 27616	Leased

DS Services of America, Inc.	312 Raleigh St., Wilmington, NC 28412	Leased

DS Services of America, Inc.	269 Lakewood Drive, Greenville, SC 29607	Leased

DS Services of America, Inc.	568 Bishop Parkway, Myrtle Beach, SC 29579	Leased

DS Services of America, Inc.	11141 Outlet Drive, Knoxville, TN 37932	Leased

DS Services of America, Inc.	3835 Knight Rd., Suite 11, Memphis, TN 38118	Leased

DS Services of America, Inc.	852 Visco Drive. South, Nashville, TN 37210	Leased

DS Services of America, Inc.	8923 Transport Lane, Transport Lane, Ooltewah (Chattanooga), TN 37363	Leased

DS Services of America, Inc.	420 Woodland Avenue, Bloomfield, CT 06002	Leased

DS Services of America, Inc.	105 Park Ave, Seaford, DE 19713	Leased

DS Services of America, Inc.	20 Shea Way, #209-210, Newark, DE 19713	Leased

Loan Party	Location / Address	Owned, Leased or Occupied
DS Services of America, Inc.	9331 Philadelphia Rd, St. F, Baltimore, MD 21237	Leased

DS Services of America, Inc.	6403 Ammendale Road, Beltsville, MD 20705	Leased

DS Services of America, Inc.	300 Columbus Circle, Ste. G, Edison, NJ 08837	Leased

DS Services of America, Inc.	6123 Black Horse Pike, Egg Harbor Township, NJ 08234	Leased

DS Services of America, Inc.	1160 Commerce Avenue, Bronx, NY 10462	Leased

DS Services of America, Inc.	5 Sidney Court, Lindenhurst, NY 11757	Leased

DS Services of America, Inc.	2201 Green Lane #11, Levittown (Bristol), PA 19057	Leased

DS Services of America, Inc.	221 Forney Drive, Ephrata, PA 17522	Leased

DS Services of America, Inc.	716 Haywood Drive, Exton, PA 19341	Leased

DS Services of America, Inc.	6680-6684 Fleet Drive, Alexandria, VA 22310	Leased

DS Services of America, Inc.	3442-A Trant Avenue, Norfolk, VA 23502	Leased

DS Services of America, Inc.	4930 Old Midlothian Tpke., Richmond, VA 23224	Leased

DS Services of America, Inc.	1501 N.E. Broadway Ave., #14, Des Moines, IA 50313	Leased

DS Services of America, Inc.	312 S. 21st St., Mattoon, IL 61938	Leased

DS Services of America, Inc.	9890 E. 121st St., Fishers, IN 46038	Leased

DS Services of America, Inc.	1529 Lake Ave., Kansas City, KS 66103	Leased

DS Services of America, Inc.	832 Nandino Blvd., Suite V, Lexington, KY 40511	Leased

DS Services of America, Inc.	4644 Louisville Ave., Suite #2, Louisville, KY 40209	Leased

DS Services of America, Inc.	300 Opportunity Pky, Unit 1, Akron, OH 44307	Leased

DS Services of America, Inc.	4160 Perimeter Drive, Columbus, OH 43228	Leased

DS Services of America, Inc.	6142 Center Park Drive, W. Chester, OH 45262	Leased

Loan Party	Location / Address	Owned, Leased or Occupied
DS Services of America, Inc.	4300 Jacob Street, Wheeling, WV 26003	Leased

DS Services of America, Inc.	N16 W23390 Stoneridge Dr., Ste. F, Waukesha, WI 53188	Leased

DS Services of America, Inc.	AA Self Storage – Diboll, 1517 N Temple, Diboll, TX 75941, Unit 116	Leased

DS Services of America, Inc.	Absolute Storage, 72 Mill Branch Lane, Hazard, KY, 41701, Unit 71	Leased

DS Services of America, Inc.	American Self Storage, 720 Candelaria NE, Albuquerque, NM, 87117, Unit N-13	Leased

DS Services of America, Inc.	Ardmore Self Storage, 6614 Ardmore, Fort Wayne, IN 46809, Unit B17	Leased

DS Services of America, Inc.	Campground Storage, 1420 Campground Rd., Cabot AR 72023, Unit 802-3	Leased

DS Services of America, Inc.	Cindy Murray, 910 North Lynn, Lamesa, TX	Leased

DS Services of America, Inc.	Community Self Storage, 111 Laurel Ave., Laurel, MS 39440, Unit I0046	Leased

DS Services of America, Inc.	Concepts N Education, 97 Underwood Dr., Fletcher, NC 28732, Unit 21	Leased

DS Services of America, Inc.	Crazy Rays Self Storage, 1040 Hwy 29 N, Athens, GA 30601, Unit 602	Leased

DS Services of America, Inc.	Do It Yourself Storage, 4835 South Ave., Toledo, OH 43615, Unit 112	Leased

DS Services of America, Inc.	EZ Storage, 1555 South St., Grenada, MS, 38901	Leased

DS Services of America, Inc.	Fancy’s Car Wash, RR270, Lost Creek, WV 26385, Unit 1	Leased

DS Services of America, Inc.	1601 S M-37 Hwy, Hastings, MI 49058, Unit 31	Leased

DS Services of America, Inc.	Taylor Ultra Storage, 600 N. Main St. Scranton, PA 18505	Leased

Loan Party	Location / Address	Owned, Leased or Occupied
DS Services of America, Inc.	Martin Self Storage, 9121 Market Street, Wilmington, NC 28411, Unit B0245	Leased

DS Services of America, Inc.	Milton Rental Center, P.O. Box 764, Milton, WV, 25541, Unit 3	Leased

DS Services of America, Inc.	Mini Max, 2254 W. Palmetto, Florence, SC 29501, Unit C 62	Leased

DS Services of America, Inc.	OK Storage, 43 Old Elam, Valley Park, MO 63088, Unit 108	Leased

DS Services of America, Inc.	Public Storage, 2101 Haggerty Rd., Canton MI 48187, Unit 4002	Leased

DS Services of America, Inc.	Public Storage, 36260 Van Dyke Ave., Sterling Heights, MI 48312, Unit 5162	Leased

DS Services of America, Inc.	Public Storage, 6207 Executive Blvd., Dayton, OH 45424, Unit B045	Leased

DS Services of America, Inc.	Public Storage, 1439 Folly Rd., Charleston, SC 29412, Unit 115	Leased

DS Services of America, Inc.	Safety Lock and Storage, 6045 W Pierson Rd., Flushing, MI 48433, Unit 196	Leased

DS Services of America, Inc.	Space World, 2810 S. Boulder Ave., Russellville, AR, Unit H1/39	Leased

DS Services of America, Inc.	Synergetics Properties, 501 Highway 12, Starksville, MS 39759, Unit 380	Leased

DS Services of America, Inc.	Uncle Bob’s, 11 Integra Dr., Concord, NH 03301, Unit E198	Leased

DS Services of America, Inc.	WLH Leasing, 5810 N Grimes, Hobbs, NM 88240, Unit SA	Leased

DS Services of America, Inc.	Office, 2300 Windy Ridge Pkwy, Atlanta GA 30339	Leased

DS Services of America, Inc.	200 Eagles Landing Blvd., Lakeland, FL 33810	Leased

DS Services of America, Inc.	1540 S. Page Court, Anaheim, CA 92806	Leased

DS Services of America, Inc.	3736 Wow Rd., Corpus Christi, TX 78413	Leased

DS Services of America, Inc.	2420 Kiowa Blvd N., Lake Havasu City, AZ 86429	Leased

Loan Party	Location / Address	Owned, Leased or Occupied
DS Services of America, Inc.	4500, 4510, 4520, 4516, 4548 Azusa Canyon Rd., Irwindale, CA 91706	Leased

DS Services of America, Inc.	537 East I Street, Brawley, CA 92227	Owned

DS Services of America, Inc.	357 Rosevale Road, Grand Junction, CO 81503	Owned

DS Services of America, Inc.	325 8W 60th Ave, Ocala, FL 34474	Leased

DS Services of America, Inc.	1676 Nixon Road, Augusta, GA 30906	Leased

DS Services of America, Inc.	3380 Town Point Dr. Bldg 2, Kennesaw, GA 30144	Leased

DS Services of America, Inc.	2931 Gillespie St., Fayetteville, NC 28306	Leased

DS Services of America, Inc.	2220 Linglestown Rd., Harrisburg, PA 17110	Leased

DS Services of America, Inc.	131 Hanniford Drive, North Charleston, SC 29418	Leased

DS Services of America, Inc.	1630 South Highway 118, Richfield, UT 84701	Leased

DS Services of America, Inc.	656 McGhee Rd, Winchester, VA 22603	Leased

DS Services of America, Inc.	1734 Progress Dr., Roanoke, VA 24013	Leased

DS Services of America, Inc.	4 Industry Way, Staunton, VA 24401	Leased

Aimia Foods Limited	Penny Lane, Haydock, St Helens Merseyside, WA11 0QZ	Leased

Aimia Foods Limited	Unit 2 The Willows, Old Boston Trading Estate Wilcock Lane, St Helens, Lancashire WA11 9SU	Leased

Aimia Foods Limited	Unit 2 Boston Park, Haydock, St Helens WA11 9SJ	Leased

Aimia Foods Limited	Pitch 6 Tamarisk Way, haven Holiday Park, Devon Cliffs, Exmouth, Deven EX8 5BT	Owned

Aimia Foods Limited	Villa Martin, Apartment 539 Bloque 17, Las Violetas C/Nabuco No. 1 Pau-8, 03189 Orihuela Costa, Alicante, Spain	Owned

Aimia Foods Limited	The Stables, 17 Cross St, Windermere, Lake District LA23 1AE	Leased

S. & D. Coffee, Inc.	7955 & 7975 West Winds Boulevard NW, Concord, NC 28027	Owned

S. & D. Coffee, Inc.	300 Concord Parkway South, Concord, NC 28027	Owned

Loan Party	Location / Address	Owned, Leased or Occupied
S. & D. Coffee, Inc.	101 Commercial Park Drive SW, Concord, NC 28027	Owned

S. & D. Coffee, Inc.	1044 Wexford Place NW, Concord, North Carolina 28027	Owned

S. & D. Coffee, Inc.	71 Wilmington Street, Ocean Isle Beach, North Carolina 28469	Owned

S. & D. Coffee, Inc.	Lodge Unit “J”, Forest Creek Lodge Condominium, Pinehurst, North Carolina 28374	Owned

S. & D. Coffee, Inc.	101 Commercial Park Drive, Concord, NC 28027	Leased

S. & D. Coffee, Inc.	202 Ramdin Court, Concord, NC 28027	Leased

S. & D. Coffee, Inc.	280 Concord Parkway N., Concord, NC 28027	Leased

S. & D. Coffee, Inc.	9000 Aviation Blvd NW, Concord, NC 28027	Leased

S. & D. Coffee, Inc.	655 Goodman Rd., Concord, NC 28025	Leased

S. & D. Coffee, Inc.	6306 Gravel Ave., Suite C, Alexandria, VA 22310	Leased

S. & D. Coffee, Inc.	10408 Lakeridge Parkway, Suite 700, Ashland, VA 23005	Leased

S. & D. Coffee, Inc.	1650 Westfork Drive, Suite 109 &110, Lithia Springs, GA 30122	Leased

S. & D. Coffee, Inc.	3921 Vero Road, Suites C-D, Baltimore, MD 21227	Leased

S. & D. Coffee, Inc.	1200 Atando Ave., Suite B, Charlotte, NC	Leased

S. & D. Coffee, Inc.	4006 Hunterstand Ct., Suite 101 and 102, Charlottesville, VA. 22901	Leased

S. & D. Coffee, Inc.	911 Live Oak Drive, Suite 107, Chesapeake, VA 23320	Leased

S. & D. Coffee, Inc.	16220 Alexander Rd., Suite D, Alexander, AR 72022	Leased

S. & D. Coffee, Inc.	4436-4456 Malone Rd., Suite 4436, Memphis, TN 38118	Leased

S. & D. Coffee, Inc.	6601 Lyons Rd., Suites H-1 & 2, Coconut Creek, FL 33073	Leased

S. & D. Coffee, Inc.	3699 Forestbrook Rd., Myrtle Beach, SC 29588	Leased

S. & D. Coffee, Inc.	1931 Air Lane Drive, Suite A, Nashville, TN 37210	Leased

S. & D. Coffee, Inc.	9025 Boggy Creek Road, Suites 13 & 14, Orlando, FL 32824	Leased

S. & D. Coffee, Inc.	6700 Fleetwood Drive, Raleigh, NC 27612	Leased

S. & D. Coffee, Inc.	3719 Tom Andrews Road, Suite 2, Roanoke, VA 24019	Leased

S. & D. Coffee, Inc.	20A Westside Drive, Asheville, NC 28806	Leased

S. & D. Coffee, Inc.	101 Wales Avenue, Avon, Massachusetts 02322	Leased

S. & D. Coffee, Inc.	580 Ragland Rd., Beckley, WV 25801	Leased

Loan Party	Location / Address	Owned, Leased or Occupied
S. & D. Coffee, Inc.	120 C Industrial Drive Birmingham, AL 35221	Leased

S. & D. Coffee, Inc.	210 Walnut Street, Second Floor, Ste 69, Lockport, NY 14094	Leased

S. & D. Coffee, Inc.	14A Jan Sebastian Drive, Sandwich, MA 02563	Leased

S. & D. Coffee, Inc.	3292-B Ashley Phosphate Road, North Charleston, South Carolina 29418	Leased

S. & D. Coffee, Inc.	8920B Transport Lane, Suite 2, Ooltewah, TN 37363	Leased

S. & D. Coffee, Inc.	5158 Duff Drive, Cincinnati, OH 45246	Leased

S. & D. Coffee, Inc.	106-A White Oak Lane, Lexington, SC 29073	Leased

S. & D. Coffee, Inc.	6767 Commerce Court Dr., Blacklick, OH 43004	Leased

S. & D. Coffee, Inc.	248 Sheep Davis Rd., Unit 5, Concord, NH 03301	Leased

S. & D. Coffee, Inc.	501 28th Street, Dunbar, WV 25064	Leased

S. & D. Coffee, Inc.	3553 Gillespie Street, Fayetteville, NC 28316	Leased

S. & D. Coffee, Inc.	100 Runion Rd., Greer, SC 29651	Leased

S. & D. Coffee, Inc.	21255 Johnson Road, Long Beach, MS 39560	Leased

S. & D. Coffee, Inc.	10212 Governor Lane Blvd., Suite 1008B, Williamsport, MD 21795	Leased

S. & D. Coffee, Inc.	2032 Exploration Way, Hampton, VA	Leased

S. & D. Coffee, Inc.	4809 and 4811 South Valley Pike, Harrisonburg, VA 22801	Leased

S. & D. Coffee, Inc.	600 South Poplar Street, Hazleton, Pennsylvania 18201	Leased

S. & D. Coffee, Inc.	1485 Production Ave #12, Madison, AL 35758	Leased

S. & D. Coffee, Inc.	181 Davis Johnson Drive, Suite E, Richland, Mississippi 39218	Leased

S. & D. Coffee, Inc.	Suite No. 5581 at the Westgate Distribution Center, Jacksonville, FL 32254	Leased

S. & D. Coffee, Inc.	6124 Kingsport Way, Suite 4, Gray, TN 37615	Leased

S. & D. Coffee, Inc.	650B Sussex St., Kinston, NC 28504	Leased

S. & D. Coffee, Inc.	5544 Washington Pike, Knoxville, TN 37918	Leased

S. & D. Coffee, Inc.	2161 Watterson Trail, Louisville, KY 40299	Leased

S. & D. Coffee, Inc.	750 Old Whiteville Road, Lumberton, NC 28358	Leased

S. & D. Coffee, Inc.	4480 Forty One Circle, Macon, GA 31206	Leased

S. & D. Coffee, Inc.	118 Kings’ Drive, State Route 45, Mayfield, KY 42066	Leased

S. & D. Coffee, Inc.	2778 East Gunter Park Drive, Unit J Building C, Montgomery, AL 36109	Leased

S. & D. Coffee, Inc.	13690 York Road, North Royalton, OH 44133	Leased

S. & D. Coffee, Inc.	3315 SW 13th St., Unit 104, Ocala, FL 34474	Leased

S. & D. Coffee, Inc.	17601 Ashley Dr., Building C, Panama City, FL 32413	Leased

Loan Party	Location / Address	Owned, Leased or Occupied
S. & D. Coffee, Inc.	2460 W. Nine Mile Road, Pensacola, FL 32534	Leased

S. & D. Coffee, Inc.	961 River Road, Bristol, PA 19021	Leased

S. & D. Coffee, Inc.	1418 Parkway View Drive, Pittsburgh, PA 15205	Leased

S. & D. Coffee, Inc.	105 Williamsport Circle, Units A & B, Salisbury, MD 21804	Leased

S. & D. Coffee, Inc.	4119 Ogeechee Rd., Building E, Savannah, GA 31405	Leased

S. & D. Coffee, Inc.	2708 Power Mill Court, Unit E, Tallahassee, Florida 32301	Leased

S. & D. Coffee, Inc.	4717-4719 Transport Drive, Tampa, FL 33605	Leased

S. & D. Coffee, Inc.	25581 Fort Meigs Rd., Suites B, C & D, Perrysburg, OH 43551	Leased

S. & D. Coffee, Inc.	21-b Andover Drive, West Hartford, CT 06110	Leased

S. & D. Coffee, Inc.	3232 Kitty Hawk Drive, Unit 7, Wilmington, NC 28405	Leased

S. & D. Coffee, Inc.	60 Aberdeen Rd., Emigsville, PA 17406	Leased

S. & D. Coffee, Inc.	1222 Emmanuel Church Rd., Suite 102, Conover, NC 28613	Leased

S. & D. Coffee, Inc.	111-A Gralin Rd, Kernersville, NC 27284	Leased

S. & D. Coffee, Inc.	2014 62nd St., Tuscaloosa, AL 35401	Leased

S. & D. Coffee, Inc.	Bridgeton Mini Storage, Unit K-403, New Bern, NC 28560	Leased

S. & D. Coffee, Inc.	3094 Kennesaw St., Unit 1, Fort Myers, FL 33916	Leased

S. & D. Coffee, Inc.	Landover Developments, 4212 D-2 Wheeler Rd., Wheeler Industrial Park, Martinez, GA 30907	Leased

S. & D. Coffee, Inc.	Mangum’s Holdings LLC, 2809 Yukon Road, Wilson NC 27893	Leased

S. & D. Coffee, Inc.	315 Commerce St, Unit 16, Cadiz, KY 42211	Leased

S. & D. Coffee, Inc.	4500 Wayne Memorial Dr, Unit #395, Goldsboro, NC 27534	Leased

S. & D. Coffee, Inc.	Unit 448 & 450, 271 Hickory St, Mt. Airy, NC 27030	Leased

S. & D. Coffee, Inc.	2738 Kinston Rd., Rome, GA 30160	Leased

S. & D. Coffee, Inc.	117 Hwy 172, Unit OE74, Hubert, NC 28539	Leased

S. & D. Coffee, Inc.	University Avenue Storage, Unit J4, Oxford, MS 38655	Leased

Eden Springs UK Limited[1]	Unit 8, Logman Centre, Greenbank Crescent, East Tullos Industrial Estate, Aberdeen AB12 3BG	Occupied

[1]	Water Coolers (Scotland) Limited is the current lessor for these properties; however, Eden Springs UK Limited is expected to be the lessor after completion of the Water Coolers hive-up.

Loan Party	Location / Address	Owned, Leased or Occupied
Eden Springs UK Limited[2]	5A, 5B and 5C Carsegate Road South, Inverness IV3 8LL	Occupied

Eden Spring UK Limited	3 Livingstone Boulevard, Blantyre, Glasgow G72 0BP	Owned

Aquaterra Related Properties

*	indicates predecessor of Aquaterra Corporation. For Quebec properties, the owner is not updated on title unless the property has been transferred to a different entity.
†	indicates a carrying on business name of Aquaterra Corporation.

Loan Party	Location / Address	Owned, Leased or Occupied
Aquaterra Corporation	4th Line West Cataract Road (E/S Mississauga Road) Caledon, Ontario	Owned

Aquaterra Corporation	R.R. #1 Hillsburgh, Ontario	Owned

Les Fermes D’Athelstan Inc.*	4010 Montée de Powerscourt, Hinchinbrooke, Quebec (Athelstan Plant)	Owned

Les Fermes D’Athelstan Inc.*	3912 Montée de Powerscourt, Hinchinbrooke, Quebec (Athelstan Plant)	Owned

Les Fermes D’Athelstan Inc.*	Montée de Powerscourt (no civic address), Hinchinbrooke, Quebec (Athelstan Plant)	Owned

[2]	Water Coolers (Scotland) Limited is the current lessor for these properties; however, Eden Springs UK Limited is expected to be the lessor after completion of the Water Coolers hive-up.

Les Fermes D’Athelstan Inc.*	4020, Chemin Powerscourt, Hinchinbrooke, Quebec (Athelstan Plant)	Owned

Les Fermes D’Athelstan Inc.*	4060 Montée de Powerscourt, Hinchinbrooke, Quebec (Athelstan Plant)	Owned

Labrador Laurentian Inc./Labrador Laurentienne Inc.* (in part) Aquaterra Corporation (in part)	2540 boul Louis- Fréchette, Nicolet, Quebec	Owned

Labrador Laurentienne Inc.*	675 Des Blés D’Or Street, Saint-Marie-de-Blandford, Quebec	Owned

Labrador Laurentienne Inc.*	Rang Sainte-Anne, Saint-Fulgence, Quebec	Owned

Labrador Laurentienne Inc.*	Chemin Charles Leonard, Mirabel Quebec	Owned

Eau de Source Labrador Ltée*	Rang Basse Double Saint-Barnabé Sud, Quebec	Owned

Aquaterra Corporation and/or Aquaterra Corporation Ltd.	191 Valley Road and 249 Valley Road Valley Station, (Truro) Nova Scotia	Owned

Aquaterra Corporation	1185 Route 895 Hwy. Goshen, New Brunswick	Owned

Labrador Laurentian Inc./ Labrador Laurentienne Inc.*	Route Arthur Sauve Boulevard St_Hermas (Mirabel), Quebec	Owned

Aquaterra Corporation	Rue des Bies D’or, Sainte-Marie-de-Blandford, QC G0X 2W0	Owned

Aquaterra Corporation	929 C Laval Crescent Kamloops, B.C.	Leased

Aquaterra Corporation	2490 Enterprise Way Kelowna, B.C.	Leased

Sparkling Spring Water Group Limited*	895 Station Avenue (Langford) Victoria, B.C.	Leased

Canadian Springs Water Company†	2365, 23785 and 2385 South Nicholson Street Prince George, B.C.	Leased

Canadian Springs Water Company†	6560 McMillan Way Richmond, B.C	Leased

Aquaterra Corporation	4373 Solar Road, Sechelt V0N 3A1	Leased

Aquaterra Corporation	1200 Britannia Road East Mississauga, Ontario L4W 4T5	Leased

Aquaterra Corporation	Unit C, 1725 Seymour Street North Bay, Ontario PIN 49142-0139 PIN 49142-0140	Leased

Canadian Springs†	#1 - 108 Dairy Avenue Greater Napanee, Ontario PIN 45090-0139 PIN 45090-0138	Leased

Labrador Laurentienne Inc.*	9021 boulevard Metropolitan East Anjou, Quebec	Leased

Aquaterra Corporation	196 Chemin Industriel, Gatineau, J8R3N9	Leased

Aquaterra Corporation Ltd.	1670 Rue Semple, Quebec G1N 4B8	Leased

Labrador Laurentienne Inc.*	2037 Boul. Saguenay, Chicoutimi, Quebec	Leased

Aquaterra Corporation	19 Fielding Avenue Dartmouth, Nova Scotia	Leased

Aquaterra Corporation	458 Keltic Drive, Sydney ,NS	Leased

Canadian Springs†	424 Adelard-Savioe Boulevard Dieppe (Moncton), New Brunswick	Leased

Aquaterra Corporation	560 Somerset Street Saint John, New Brunswick	Leased

Aquaterra Corporation	1288 Topsail Road, Paradise, NF	Leased

Aquaterra Corporation	PO Box 149, North Rustico & 17136 Malpeque Road	Leased

Aquaterra Corporation	Dieppe Blvd, Dieppe, NB	Leased

Schedule 3.10

Canadian Union Plans, Canadian Benefit Plans and Canadian Pension Plans

Aquaterra Corporation sponsors the Aquaterra Defined Benefit Pension Plan which is registered under Quebec law and is in the process of being wound up by Aquaterra Corporation on a voluntary basis. The plan wind-up has been in process since 1998 and no new members have been permitted to join since that time. There are only 2 individuals who currently have any entitlements under the plan, and the current liability is $8,576.

The following are Canadian Union Pension Plans:

•	Viscount Union: Teamster Canadian Pension Trust Fund; and

•	Plan Pointe Claire Union: Teamsters Canadian Pension Plan, Soft Drink Industry Division.

The following are Canadian Retirement Plans:

•	Surrey Union: Employee Registered Retirement Savings Plan (RRSP);

•	Calgary Union: Cott Corporation Deferred Profit Sharing Plan/Group Registered

•	Retirement Savings Plans (DPSP/GRSP) Retirement Program;

•	Salaried and Non-Union Hourly: Cott Corporation Deferred Profit Sharing Plan/Group

•	Registered Retirement Savings Plans (DPSP/GRSP) Retirement Program;

•	Aquaterra:

•	Mississauga, Ontario Union – Defined Benefit Plan – 8.75% employer contribution

•	Anjou, Quebec Union – Defined Contribution Plan – 3.5% employer matching contribution

•	BC Union – Group RSP/DPSP – 2.5% employer matching contribution

•	Salary/Non-Union Hourly – Group RSP/DPSP – employer match suspended in January, 2009; currently employee contributions only.

The following are Canadian Benefit Plans:

•	Amended & Restated Cott Corporation Equity Incentive Plan

•	Performance-based cash bonus compensation opportunity

•	Cott Corporation Employee Share Purchase Plan; and

The Canadian Retirement Plans are Registered Retirement Savings Plans.

The Canadian Union Plans (Viscount and Pointe Claire) are defined benefit plans.

Canadian Group Benefit Plans:

•	Extended Health

•	Dental

•	Life Insurance

•	Dependent Life

•	Optional Life

•	Accidental Death & Dismemberment insurance (AD&D)

•	Voluntary Accidental Death & Dismemberment insurance

•	Short Term Disability

•	Long Term Disability

•	Employee Assistance Program (EAP)

Each union has benefit plan specific to their union.

Salaried and non-union hourly employees have their own benefit plan.

Sun Life is our new provider for all benefits effective May 1, 2016.

Schedule 3.15

Capitalization and Subsidiaries

Cott Entities

Exact Legal Name of Entity	Record Owner (Beneficial Owner if Different)	Type of Entity	Number of Shares or Interests Owned	Number of Shares or Interests Outstanding
10321338 Canada Limited	Cott Corporation Corporation Cott/100%	Corporation	100 common shares	100 common shares

156775 Canada Inc.	Cott Corporation Corporation Cott/100%	Corporation	1 common share	1 common share

9973443 Canada Limited	Cott Corporation Corporation Cott/100%	Corporation	446 common shares	446 common shares

10459682 Canada Limited	Cott Corporation Corporation Cott/100%	Corporation	1 common share	1 common share

4368479 Canada Limited	Cott Corporation Corporation Cott/100%	Corporation	15,917,448.44 common shares	15,917,448.44 common shares

10459739 Canada Limited	Cott Corporation Corporation Cott/100%	Corporation	1 common share	1 common share

10459755 Canada Limited	Cott Corporation Corporation Cott/100%	Corporation	a) 10,088,608 common shares b) 800,000 Junior Preference shares c) No Senior Preference shares	a) 10,088,608 common shares b) 800,000 Junior Preference shares c) No Senior Preference shares

Aimia Foods Holdings Limited (CRN: 06201887)	Total Water Solutions Limited (CRN: 09038049)/100%	Private company limited by shares	500,000 ordinary shares of £1	500,000 ordinary shares of £1

Exact Legal Name of Entity	Record Owner (Beneficial Owner if Different)	Type of Entity	Number of Shares or Interests Owned	Number of Shares or Interests Outstanding
Aimia Foods Group Limited .(CRN: 05202201)	Aimia Foods Holdings Limited (CRN: 06201887)/100%	Private company limited by shares	250,000 ordinary shares of £1	250,000 ordinary shares of £1

Aimia Foods EBT Company Limited (CRN: 06445002)	Aimia Foods Holdings Limited (CRN: 06201887)/100%	Private company limited by shares	1 ordinary share of £1	1 ordinary share of £1

Aimia Foods Limited (CRN: 01542173)	Aimia Foods Group Limited (CRN: 05202201)/100%	Private company limited by shares	800 ordinary shares of £1	800 ordinary shares of £1

Aquaterra Corporation	a) Cott Corporation Corporation Cott/59.557% b) 4368479 Canada Limited/40.442% c) 9973443 Canada Limited/0.001%	Corporation	a) 27,403,074 b) 18,608,029 c) 312	a) 27,403,074- Cott Corporation Corporation Cott b) 18,608,029- 4368479 Canada Limited c) 312- 9973443 Canada Limited

Cott (Barbados) IBC Ltd.	Cott Corporation Corporation Cott/100%	International business company	100 common shares	100 common shares

Cott Beverages LLC	Cott Holdings Inc.	Limited liability company	None – Single Member Limited Liability Company	None – Single Member Limited Liability Company

Cott Beverages Luxembourg S.à r.l.	Cott Corporation Corporation Cott/100%	Private company limited by shares	12,500 shares of £1 each	12,500 shares of £1 each

Exact Legal Name of Entity	Record Owner (Beneficial Owner if Different)	Type of Entity	Number of Shares or Interests Owned	Number of Shares or Interests Outstanding
Cott Corporation Corporation Cott	Public Company	Corporation	N/A	139,298,082 common shares

Cott do Brasil Industria, Comercio, Importacao e Exportacao de Bebidas e Concentrados Ltda	a) Cott Corporation Corporation Cott/99% and b) 10459739 Canada Limited/1%	Limited liability company	a) 1,270,269 quotas b) 12,831 quotas	a) 1,270,269 quotas b) 12,831 quotas

Cott Europe Trading Limited (CRN: 02974459)	Cott Retail Brands Limited (CRN: 02865761)/100%	Private company limited by shares	1,860,709 ordinary £1 shares	1,860,709 ordinary £1 shares

Cott Holdings Inc.	Cott UK Acquisition Limited (CRN: 07335818)/100%	Corporation	a) 191 common shares b) 696 Class A preferred shares c) 2 Class B preferred shares d) 42 Class C preferred shares	a) 191 common shares b) 696 Class A preferred shares c) 2 Class B preferred shares d) 42 Class C preferred shares

Cott Limited (CRN: 02186825)	Cott Retail Brands Limited (CRN: 02865761)/100%	Private company limited by shares	a) 3,810,800 ‘A’ ordinary shares of 10 pence each b) 1,445,476 preferred ordinary shares of 10 pence each c) No preference shares	a) 3,810,800 ‘A’ ordinary shares of 10 pence each b) 1,445,476 preferred ordinary shares of 10 pence each c) No preference shares

Exact Legal Name of Entity	Record Owner (Beneficial Owner if Different)	Type of Entity	Number of Shares or Interests Owned	Number of Shares or Interests Outstanding
Cott Switzerland GmbH	Cott Retail Brands Limited (CRN: 02865761)/100%	Swiss limited liability company	a) one quota with a par value of CHF 3,426,501.00 b) one quota with a par value of CHF 3,566,359.00	Company capital of CHF 6’992’860.00, divided into two quotas (one quota with a par value of CHF 3,426,501.00 and one quota with a par value of CHF 3,566,359.00).

Cott Retail Brands Limited (CRN: 02865761)	Cott UK Acquisition Limited Cott (CRN: 07335818)/100%	Private company limited by shares	60,918,346 ordinary £0.01 shares	60,918,346 ordinary £0.01 shares

Cott UK Acquisition Limited (CRN: 07335818)	Cott Corporation Corporation Cott/100%	Private company limited by shares	131,088,007 ordinary shares of £0.01p	131,088,007 ordinary shares of £0.01p

Cott Ventures UK Limited (CRN: 09035791)	Cott Retail Brands Limited (CRN: 02865761)/100% of Ordinary Shares	Private company limited by shares	183,261,149 Ordinary Shares of £0.61	183,261,149 Ordinary Shares of £0.61

Decantae Mineral Water Limited (CRN: 01949922)	Total Water Solutions Limited (CRN:09038049)/100%	Private company limited by shares	1747830 ordinary shares of £1	1747830 ordinary shares of £1

Exact Legal Name of Entity	Record Owner (Beneficial Owner if Different)	Type of Entity	Number of Shares or Interests Owned	Number of Shares or Interests Outstanding
DS Customer Care, LLC	DS Services of America, Inc./100%	Limited liability company	None – Single Member Limited Liability Company	None – Single Member Limited Liability Company

DS Services of America, Inc.	Cott Holdings Inc./100%	Corporation	199 shares of common stock	199 shares of common stock

S. & D. Coffee, Inc.	Cott Holdings Inc.	Corporation	10,610 shares of common stock	10,610 shares of common stock

Stockpack Limited (CRN: 00620367)	Aimia Foods Group Limited (CRN: 05202201)/100%	Private company limited by shares	3 ordinary shares of £1 3 ordinary shares of $1	3 ordinary shares of £1 3 ordinary shares of $1

Total Water Solutions Limited (CRN: 09038049)	Cott Ventures UK Limited (CRN: 09035791)	Private company limited by shares	98,276,685 £0.61 ordinary shares	98,276,685 £0.61 ordinary shares

Carbon Luxembourg S.à r.l.	Cott Corporation 100%	Private company limited by shares	12,500 shares of EUR 1 each	12,500 shares of EUR 1 each

Eden Springs International S.A.	Eden Springs Nederland B.V. 100%	Swiss stock corporation	500 Shares of 1,000 CHF each	Registered Share Capital: 500,000 CHF

Mey Eden Ltd	Eden Springs Nederland B.V. (99.55%) Mey Eden Bar – First Class Service Ltd. (0.45%)	Private company limited by shares	a) 219 shares of 1 NIS each b) 1 share of 1 NIS	Registered Share Capital: 10,000 NIS

Mey Eden Bar – First Class Services Ltd	Mey Eden Ltd. (98%) Eden Springs Nederland B.V. (2%)	Private company limited by shares	a) 98 Shares of 1 NIS each b) 2 Shares of 1 NIS each	Registered Share Capital 11,000 NIS

Mey Eden Production (2007) Ltd	Eden Springs Nederland B.V. 100%	Private company limited by shares	100,000 Shares of 0.01 NIS each	Registered Share Capital 10,000 NIS

Exact Legal Name of Entity	Record Owner (Beneficial Owner if Different)	Type of Entity	Number of Shares or Interests Owned	Number of Shares or Interests Outstanding
Mey Eden Marketing (2000) Ltd.	Eden Springs Nederland B.V. (99%) Mey Eden Ltd. (1%)	Private company limited by shares	a) 99 Shares of 1 NIS each b) 1 Share of 1 NIS each	Registered Share Capital 39,100 NIS

Café Espresso Italia Ltd	Eden Springs Nederland B.V. 100%	Private company limited by shares	1,000 Shares of 1 NIS each	Registered Share Capital 22,900 NIS

Pauza Coffee Services Ltd	Café Espresso Italia Ltd. (95.61%) Dispensing Coffee Club (Israel) Ltd (4.38%) Mey Eden Ltd. (0.01%)	Private company limited by shares	a) 8,933 Shares of 1 NIS each b) 409 Shares of 1 NIS each	Registered Share Capital 115,000 NIS

Dispensing Coffee Club (IAI-2003) Ltd	Pauza Coffee Services Ltd	Private company limited by shares	401 Shares of 1 NIS each	Registered Share Capital 1,000 NIS

Eden Springs Portugal S.A.	Eden Springs Nederland B.V. 100%	Limited liability company	400,000 Shares of 5 EUR each	Registered Share Capital: 2,000,000 EUR

Eden Springs (Europe) S.A.	Eden Springs Nederland B.V. 100%	Swiss stock corporation	2,030 Shares of 1,000 CHF each	Registered Share Capital: 2,030,000 CHF

Eden Springs (Switzerland) SA	Eden Springs (Europe) S.A. 100%	Swiss stock corporation	2,500 Shares of 1,000 CHF each	Registered Share Capital: 2,500,000 CHF

SEMD, Société des eaux minérales de Dorénaz SA	Eden Springs (Europe) S.A 100%	Swiss stock corporation	100 Shares of 1,000 CHF each	Registered Share Capital: 100,000 CHF

Eden Springs Scandinavia AB	Eden Springs Nederland B.V. 100%	Private limited liability company	1,000 Shares of 100 SEK each	Registered Share Capital: 100,000 SEK

Eden Springs (Norway) AS	Eden Springs Scandinavia AB 100%	Private company limited by shares	5,500,000 shares 1 NOK each	Registered Share Capital:5,500,000 NOK

Eden Springs (Denmark) AS	Eden Springs Scandinavia AB 100%	Private company limited by shares	5,200 shares of 1,000 DKK each	Registered Share Capital:5,200,000 DKK

Eden Springs OY Finland	Eden Springs Scandinavia AB 100%	Limited liability company	81,480 shares of 1.69 EUR each	Registered Share Capital 136,886.40 EUR

Exact Legal Name of Entity	Record Owner (Beneficial Owner if Different)	Type of Entity	Number of Shares or Interests Owned	Number of Shares or Interests Outstanding
Eden Springs (Sweden) AB	Eden Springs Scandinavia AB 100%	Limited liability company	11,000 shares of SEK 100 each	Registered Share Capital:1,100,000 SEK

Eden Springs i Porla Brunn AB	Eden Springs Scandinavia AB 100%	Private limited liability company	1,000 shares of SEK 100 each	Registered Share Capital: 100,000 SEK

Eden Springs Estonia OÜ	Eden Springs Scandinavia AB 100%	Private limited company	1 Share of 7,030 EUR	Registered Share Capital 7,030 EUR

Eden Springs Latvia SIA	Eden Springs Scandinavia AB 100%	Limited liability company	9,118 Shares of 142 EUR each	Registered Share Capital 1,294,756 EUR

UAB Eden Springs Lietuva	Eden Springs Scandinavia AB 100%	Private company limited by shares	11,980 shares of 28.96 EUR each	Registered Share Capital 346,940.8 EUR

SIA << OCS Services >>	Eden Springs Latvia SIA 100%	Limited liability company	2,800 shares of 1 EUR each	Registered Share Capital: 2,800 EUR

Chateau d’Eau SAS	Eden Springs Nederland B.V. 100%	Limited liability company by shares	8,006,694 shares of 1 EUR each	Registered Share Capital: 8,006,694 EUR

Chateaud’eau Sàrl	Chateau d’Eau SAS 100%	Limited liability company	125 Shares of 100 EUR each	Registered Share Capital 12,500 EUR

Eden Springs Espana S.A.U	Eden Springs Nederland B.V. 100%	Limited liability company	856,100 shares of 1 EUR each	Registered Share Capital: 856,100 EUR

Eden Integratión S.L.U	Eden Springs España, S.A.	Limited liability company	300 shares of 10 EUR each	Registered Share Capital 3,000 EUR

Eden Centro Especial De Empleo S.L.U.	Eden Springs España, S.A. 100%	Limited liability company	300 shares of 10 EUR each	Registered Share Capital: 3,000 EUR

Eden Springs Limited Liability Company	Eden Springs Nederland B.V. 99% Carbon Luxembourg S.à r.l. 1%	Limited liability company	a) 20,169, 196.25 Shares of 1 RUB each b) 203,729.25 Shares of 1 RUB each	Registered Share Capital 20,372,925.50 RUB

Eden Springs Nederland B.V.	Carbon Luxembourg S.à r.l 100%	Limited liability company	900 Share of 100 EUR each	Registered Share Capital 90,000 EUR

Exact Legal Name of Entity	Record Owner (Beneficial Owner if Different)	Type of Entity	Number of Shares or Interests Owned	Number of Shares or Interests Outstanding
Eden Water and Coffee Deutschland GmbH	Eden Springs Nederland BV 100%	Limited liability company	250 Shares of 100 EUR each	Registered Share Capital: 25,000 EUR

Eden Springs sp. z o.o.	Eden Springs Nederland B.V. 100%	Limited liability company	127,983 shares of 500 PLN	Registered Share Capital 63,991,500 PLN

Eden Distrybucja sp. z o. o.	Eden Springs sp. z o.o. 100%	Limited liability company	200 shares of value 1000 PLN	Registered Share Capital 200,000 PLN

Eden Springs UK Ltd (CRN: 04063744)	Eden Springs Nederland B.V.	Private limited company	25,942,237 ordinary shares of £1	Registered Share Capital 25,942,237 of £1

Water Coolers (Scotland) Limited (CRN: SC183917)	Eden Springs UK Limited (CRN: 04063744) 100%	Private company limited by shares	Ordinary shares of £1 each - 23,480 Ordinary B shares of £1 each - 20,000 10% Cumulative redeemable preference shares of £1 each - 33,000 Total - 76,480	Ordinary shares of £1 each - 23,480 Ordinary B shares of £1 each - 20,000 10% Cumulative redeemable preference shares of £1 each - 33,000 Total - 76,480

Old WCS (Bottlers) Limited (CRN: SC409431)	Water Coolers (Scotland) Limited (CRN: SC183917) 100%	Private company limited by shares	100 ordinary shares of £1	100 ordinary shares of £1

Kafevend Group Ltd (CRN: 02693919)	Kafevend Holdings Limited (CRN:05516366) 100%	Private limited company	50,000 Ordinary Shares of 1£ each	Registered Share Capital 50’000£

Exact Legal Name of Entity	Record Owner (Beneficial Owner if Different)	Type of Entity	Number of Shares or Interests Owned	Number of Shares or Interests Outstanding
Kafevend Holdings Ltd (CRN: 05516366)	Eden Springs UK Ltd 100% (CRN: 04063744)	Private limited company	14,116,392 Ordinary of 0.01£ each 28,117,436 A Shares of 0.001£ each 23,753,592 B Shares of 0.001£ each 5,708,052 Deferred Shares of 0.001 each	Registered Share Capital 198’743£

Hydropure Distribution Ltd (CRN: 03014576)	Eden Springs UK Ltd (CRN: 04063744) 100%	Private limited company	701,000 Ordinary Shares of 1 £ each	Registered Share Capital 701,000£

Pure Choice Watercoolers Ltd (CRN: 02542607)	Eden Springs UK Ltd (CRN: 04063744) 100%	Private limited company	4,540,100 Ordinary of 0.000001£ each	Registered Share Capital 4.5401 £

The Shakespeare Coffee Company Ltd (CRN: 05202649)	Eden Springs UK Ltd (CRN: 04063744) 100%	Private limited company	100 Ordinary Shares of 1£ each	Registered Share Capital 100£

Garraways Ltd (CRN: 03007262)	The Shakespeare Coffee Company Ltd (CRN: 05202649) 100%	Private limited company	2 Ordinary Shares of 1£ each	Registered Share Capital 2£

Dormant Eden Entities

Exact Legal Name of Entity	Record Owner (Beneficial Owner if Different)	Type of Entity	Number of Shares or Interests Owned	Number of Shares or Interests Outstanding
Valspar Investments Limited	Eden Springs Nederland B.V.	Private company limited by shares	5000 Shares of 1.71 EUR each	Registered Share Capital 8,550 EUR

Exact Legal Name of Entity	Record Owner (Beneficial Owner if Different)	Type of Entity	Number of Shares or Interests Owned	Number of Shares or Interests Outstanding
Eden Springs Hellas SA	Valspar Investments Limited (99.995%) Apostolos Kalemos (0.005%)	Public limited company	128,783 Shares of 10 EUR each	Registered Share Capital 1,287,830 EUR

21st Century Water Coolers Ltd*	Eden Springs UK Ltd 100%	Private limited company	1 Ordinary Share of 1 £ each	Registered Share Capital 1£

Aquacoast Ltd*	Eden Springs UK Ltd 100%	Private limited company	30,000 Ordinary Shares of 0.0001 £ each	Registered Share Capital 3£

Aquarius (South West) Ltd*	Eden Springs UK Ltd 100%	Private limited company	11,765 Ordinary Shares of 0,0001£ for each	Registered Share Capital : 1, 1765£

Aquarius Water Company Ltd*	Eden Springs UK Ltd 100%	Private limited company	2 Ordinary Shares of 1£ each	Registered Share Capital 2£

Aquarius Water Services Ltd*	Eden Springs UK Ltd 100%	Private limited company	1,000 Ordinary Shares of 0,001 £	Registered Share Capital 1£

Caledonian Coolers Ltd*	Eden Springs UK Ltd 100%	Private limited company	64,002 Ordinary Shares of 0,0001 each	Registered Share Capital 6.4002 £

Cool Water (London) Ltd*	Eden Springs UK Ltd 100%	Private limited company	5,465 Ordinary Shares of 0,001£	Registered Share Capital 5.465 £

Coola Vend Ltd*	Eden Springs UK Ltd 100%	Private limited company	2 Ordinary Shares of 1£ each	Registered Share Capital 2£

Krystal Fountain Water Co. Ltd*	Eden Springs UK Ltd 100%	Private limited company	726,310 Ordinary of 0.00001 each 50,000 Preference of 0.00001 each	Registered Share Capital 7.7631 £

London Springs Ltd*	Eden Springs UK Ltd 100%	Private limited company	5,000 Ordinary of 0.001 £	Registered Share Capital 5£

Natural Water Ltd*	Eden Springs UK Ltd 100%	Private limited company	90 Ordinary of 0.01 £ each 25,000 Preference of 0.0001£ each	Registered Share Capital 3.4 £

Nature Springs Water Company Ltd*	Eden Springs UK Ltd 100%	Private limited company	14,730,000 Ordinary Shares of 0.000001£ each	Registered Share Capital 14.73£

Northumbrian Spring Ltd	Eden Springs UK Ltd 100%	Private limited company	2 Ordinary Shares of 1£ each	Registered Share Capital 2£

Exact Legal Name of Entity	Record Owner (Beneficial Owner if Different)	Type of Entity	Number of Shares or Interests Owned	Number of Shares or Interests Outstanding
Office Refreshments Ltd*	Eden Springs UK Ltd 100%	Private limited company	1,200 Ordinary Shares of 0.001 £ each	Registered Share Capital 1.2 £

Palm Water Company Ltd*	Eden Springs UK Ltd 100%	Private limited company	A Ordinary 929,999 of 0.00001£ each B Ordinary 49,991 of 0.00001£ each	Registered Share Capital 9.7999£

Premier Pure Water Ltd*	Eden Springs UK Ltd 100%	Private limited company	19,136 Ordinary of 0.0001£ each 100 A of 0.01 each	Registered Share Capital 2.9136 £

Q2O Ltd*	Eden Springs UK Ltd 100%	Private limited company	2,875 Ordinary Shares of 0.001 £ each	Registered Share Capital 2.875 £

Rydon Springwater (UK) Ltd*	Eden Springs UK Ltd 100%	Private limited company	615 Ordinary Shares of 0.01£ each	Registered Share Capital 6.15 £

Seven Springs Ltd*	Eden Springs UK Ltd 100%	Private limited company	1 Ordinary Shares of 1£	Registered Share Capital 1 £

Southwater Enterprises Ltd*	Eden Springs UK Ltd 100%	Private limited company	2 Ordinary Shares of 1£ each	Registered Share Capital 2£

Water at Work Ltd*	Eden Springs UK Ltd 100%	Private limited company	81,100 Ordinary Shares of 0.0001£	Registered Share Capital 8.11£

Water Coolers (Rentals) Ltd*	Eden Springs UK Ltd 100%	Private limited company	100 Ordinary Shares of 0.01 £	Registered Share Capital 1£

Water Waiter Ltd*	Eden Springs UK Ltd 100%	Private limited company	82,500 Ordinary Shares of 0.0001£	Registered Share Capital 8.25 £

Watercoolers Group Ltd*	Eden Springs UK Ltd 100%	Private limited company	1,723,000 Ordinary Shares of 0.000001£ each	Registered Share Capital 1.723£

Watercoolers Ltd*	Eden Springs UK Ltd 100%	Private limited company	100 Ordinary Shares of 0.01£	Registered Share Capital 1£

Wellbrook Watercoolers (Rentals) Ltd*	Eden Springs UK Ltd 100%	Private limited company	1 Ordinary Shares of 1£	Registered Share Capital 1£

Wellbrook Watercoolers Ltd*	Eden Springs UK Ltd 100%	Private limited company	950 Ordinary Shares of 0.01 £ each	Registered Share Capital 9.5£

Exact Legal Name of Entity	Record Owner (Beneficial Owner if Different)	Type of Entity	Number of Shares or Interests Owned	Number of Shares or Interests Outstanding
Quench Water Systems Ltd*	Eden Springs UK Ltd 100%	Private limited company	888 Ordinary Shares of 0.01£	Registered Share Capital 8.88£

Quench Water Systems Holdings Ltd*	Eden Springs UK Ltd 100%	Private limited company	446 Private limited company of 1£ each	Registered Share Capital 446 £

Quench Drinking Water Solutions Ltd*	Quench Water Systems Ltd 100%	Private limited company	2 Ordinary Shares of 1£ each	Registered Share Capital 2£

Quench Point Ltd*	Quench Water Systems Ltd 100%	Private limited company	2 Ordinary Shares of 1£ each	Registered Share Capital 2£

Quench Drinking Water Systems Ltd*	Quench Water Systems Ltd 100%	Private limited company	2 Ordinary Shares of 1£ each	Registered Share Capital 2£

*	Indicates an entity that is dormant and in the process of being struck off the company register in the United Kingdom.

SCHEDULE 5.18

RESTATEMENT POST-CLOSING COVENANTS

1. Stock Certificates and Promissory Notes. Notwithstanding anything to the contrary in the Credit Agreement or any other Loan Document, no later than 60 days following the Restatement Effective Date (or such later date as may be agreed to by the Administrative Agent in its sole discretion), the Administrative Agent shall have received, to the extent not previously delivered, in each case in form and substance satisfactory to the Administrative Agent, (i) the certificates representing the shares of Equity Interests owned by each Loan Party, together with undated stock power or stock transfer forms, as applicable, for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note and intercompany loan agreement issued or entered into by each Loan Party, endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.

2. Luxembourg Reports. Carbon Luxembourg S.à r.l. and Cott Beverages Luxembourg S.à r.l. shall deposit their duly approved annual accounts with the Register of Commerce and Company in Luxembourg for their fiscal years ending December 31, 2016 no later than the date occurring 30 days (or such later date as the Administrative Agent agrees in its sole discretion) after the Restatement Effective Date.

3. Additional Real Property Requirements.

(a) Notwithstanding anything to the contrary in the Credit Agreement or any other Loan Document, no later than the Additional Real Property Trigger Date, the Administrative Agent shall have received, in each case in form and substance satisfactory to the Administrative Agent, with respect to each parcel of real property that the Borrowers seek to designate as Eligible Real Property (2018) listed on Schedule 1.01(a)(2) (each such parcel that is so designated, an “Additional Mortgaged Property”); provided, that, for the avoidance of doubt, the Loan Parties shall only be required to deliver the following items for real property that the Borrowers seek to designate as Eligible Real Property (2018):

(i) a fully executed and notarized Mortgage in recordable form;

(ii) an opinion of counsel in the state in which such real property is located from counsel reasonably satisfactory to the Administrative Agent;

(iii) an ALTA or other mortgagee’s title policy with endorsements and in amounts acceptable to the Administrative Agent insuring the first-priority Lien of the Administrative Collateral Agent, for the benefit of the Secured Parties, subject only to Permitted Encumbrances;

(iv) a life of loan flood certificate, and if any such Additional Mortgaged Property is determined by any Lender to be in a flood zone, a flood notification form signed by the Borrower Representative or the applicable Loan Party, and evidence that flood insurance that complies with Section 5.09 is in place for all improvements and their contents that are located in a flood zone, in each case in form and substance reasonably satisfactory to the Administrative Agent, the Administrative Collateral Agent and each Lender; provided that any such signed flood notification forms shall be delivered to the Administrative Agent and each Lender at least 10 Business Days prior to the date that the Mortgage in respect of such property becomes effective;

(v) an ALTA survey for which all fess have been paid and which is certified to the Administrative Agent and the issuer of the title insurance policy with respect to such Additional Mortgaged Property in a manner satisfactory to the Administrative Agent by a land surveyor duly registered and licensed in the state in which such Additional Mortgaged Property is located and acceptable to the Administrative Agent, and depicting all buildings and other improvements located on such Additional Mortgaged Property, any offsite improvements, the location of any easements, parking spaces, rights of way, building setback lines and other dimensional regulations and the absence of encroachments, either by such improvements or on to such property, and other defects, other than encroachments and other defects acceptable to the Administrative Agent, and otherwise in form and substance acceptable to the Administrative Agent; provided that the ALTA surveys delivered to the Administrative Agent for certain Additional Mortgaged Properties prior to the Restatement Effective Date (if any), together with an “Affidavit of No Change” executed by the applicable Loan Party with respect to such Additional Mortgaged Properties shall be reasonably acceptable to the Administrative Agent for the purposes of satisfying the requirements under this clause (v) if the same are in form and substance reasonably acceptable to the title company for purposes of deleting the general survey exceptions and providing a “same as survey” endorsement with respect to the title policy for such Additional Mortgaged Properties;

(vi) upon the Administrative Collateral Agent’s request, to the extent required to perfect the Lien in favor of the Administrative Collateral Agent in fixtures located at such Additional Mortgaged Properties, a fixture filing;

(vii) a subordination agreement or similar agreement executed by the applicable mortgagor and any third party lienholder, if required by the title company issuing the title policy described in clause (iii) above.

(b) Notwithstanding anything to the contrary in the Credit Agreement or any other Loan Document, no later than the Additional Real Property Trigger Date (or such later date as may be agreed to by the Administrative Agent in its sole discretion, not to exceed an additional 60 days without the consent of the Required Lenders, or as may be automatically extended pursuant to the terms of the last paragraph of this post-closing schedule (the “Documentation Delivery Date”)), the Administrative Agent shall have received, with respect to each Additional Mortgaged Property:

(i) the results of appraisals of such real property in form and substance reasonably satisfactory to the Administrative Agent, the Administrative Collateral Agent and all Lenders from one or more appraisers selected and engaged by the Administrative Agent, such appraisals to include, without limitation, information required by applicable law and regulations, with such appraisals being at the sole cost and expense of the Loan Parties. To the extent that such appraisals indicate that the appraised value of any Additional Mortgage Property is greater than the amount of insurance provided by the existing title policies, if any, delivered with respect to the Additional Mortgaged Property prior to the Restatement Effective Date, then, within 30 days of Administrative Collateral Agent’s receipt of such appraisal, upon the request of the Administrative Collateral Agent, the Administrative Collateral Agent shall have received a datedown endorsement to the applicable title policies, increasing the amount of insurance to an amount equal to 105% of such appraised value; and

(ii) an environmental assessment report and Phase I study (and, if requested by the Administrative Agent, the Administrative Collateral Agent or any Lender, a Phase II study), in each case reasonably satisfactory to the Administrative Agent, the Administrative Collateral Agent and all Lenders, it being understood that, solely for the purpose of this clause (ii), such report and study shall be reasonably satisfactory if it does not indicate any material Environmental Liability or any material non-compliance with Environmental Law.

Notwithstanding anything in clause 2 to the contrary, each Lender shall be deemed to have consented to the inclusion of any Additional Mortgaged Property satisfying all of the requirements of clause 2 as Eligible Real Property in the PP&E Component in accordance with the terms of the Credit Agreement, if such Lender shall not object to such inclusion in a written notice delivered to the Borrower Representative and the Administrative Agent prior to 5:00 p.m. (New York City time) on the 15th Business Day immediately following the date that the last set of documents described in clause 2 for such Additional Mortgaged Property has been posted to all of the Lenders on Intralinks, subject to the satisfaction of all of the other requirements of clause 2. Any such notice shall state with specificity (I) the basis for which the objection is made (and such basis shall be directly linked to an issue or deficiency in the documents described in clause 2), (II) any supplemental information required to address or cure such issue or deficiency, and (III) all actions with respect to such issues or deficiencies required by such Lender to cure such deficiency. For each Additional Mortgaged Property, any Lender that does not object as described above within the time period described above shall be deemed to have provided consent, for all purposes under the Loan Documents, to the inclusion of such Additional Mortgaged Property as Eligible Real Property in the PP&E Component in accordance with the terms of the Credit Agreement, subject to the satisfaction of all of the other requirements of clause 2. Following any such duly delivered objection with respect to any Additional Mortgaged Property by any Lender, if less than 30 days remain to satisfy the requirements under clause 2, with respect to such property, such period shall automatically be extended to provide the Loan Parties with 30 days to address such objection (or such later date as the Administrative Agent may agree in its sole discretion). If, after the Loan Parties address all issues and deficiencies identified in any such objection delivered in accordance with the terms of clause 2, with respect to such property, each objecting Lender provides a written notice to the Administrative Agent and the Borrower Representative prior to the expiration of the time for providing the documents required under such clause, stating that such Lender is satisfied with the documents described in such clause as supplemented by the information provided and actions taken pursuant to such Lender’s objection, then all Lenders shall be deemed to have consented to the inclusion of such Additional Mortgaged Property as Eligible Real Property in the PP&E Component in accordance with the terms of the Credit Agreement, subject to the satisfaction of all of the other requirements of clause 2. If the objecting Lender fails to provide any notice pursuant to the immediately preceding sentence within 10 Business Days of the date such supplemental materials are posted on Intralinks or if such Lender shall fail to provide the basis for any continued objection within such 10 Business Day period, such Lender shall be deemed to have consented to the inclusion of the applicable Additional Mortgaged Property as Eligible Real Property in the PP&E Component in accordance with the terms of the Credit Agreement, subject to the satisfaction of all of the other requirements of clause 2. If the Loan Parties have not satisfied the requirements of clause 2 for any Additional Mortgaged Property by the end of the time period permitted under such clause, then such property shall cease to constitute Additional Mortgaged Property, shall not be eligible for inclusion as Eligible Real Property, and shall not be included in the PP&E Component unless otherwise agreed by the applicable parties pursuant to an amendment to the Credit Agreement in accordance with the terms thereof.

Schedule 6.01

Existing Indebtedness

(a)	NIS 40,000,000 working capital facility agreement entered into in 2016, among the Israeli subsidiaries of the Eden Group party thereto as of the Restatement Effective Date and Mizrahi Tefahot Bank Ltd, to cover an overdraft facility, letter of credit, guarantee and other general purposes (the “Israeli Facility”).

(b)	NIS 40,000,000 credit facility entered into in 2017, among Mey Eden Production (2007) Ltd and Mizrahi Tefahot Bank Ltd, which includes a letter of credit sub-facility. The facility is also used by Mey Eden Bar and Pauza Coffee Services for bank guarantees and letters of credit.

(c)	5,000,000 PLN facility agreement dated 13 October 2015, between the Polish subsidiary of the Eden Group party thereto as of the Restatement Effective Date and Raiffeisen Bank Polska Spolka Akcyina.

(d)	15,000,000 PLN factoring facility agreement dated 10 November 2015 between the Polish subsidiary of the Eden Group party thereto as of the Restatement Effective Date and Raiffeisen Bank Polska Spolka Akcyina.

(e)	Letters of Credit:

(i)	Letter of Credit with a face amount of €2,700,000 issued by Mizrahi Tefahot Bank Ltd under the Israeli Facility for the account of Pauza Coffee Services LTD in favor of UNICREDIT S.P.A. ITALY (the “Pauza LOC”).

(ii)	Letter of Credit with a face amount of $1,630,400 issued by Wells Fargo Bank, N.A. for the account of S. & D. Coffee, Inc. in favor of Credit Risk Management, as amended, and which is cash collateralized (the “Wells LOC”).

Intercompany Loans and Advances as of the Restatement Effective Date

Lender	Borrower	Principal Amount	Currency
Cott Corporation	Carbon Luxembourg S.à r.l.	€100,000,000.00	EURO
Cott Corporation	Carbon Luxembourg S.à r.l.	€342,543,885.65	EURO
Carbon Luxembourg S.à r.l.	Eden Springs Nederland B.V.	€442,543,885.65	EURO
Cott Corporation	Cott Switzerland GmbH	$140,473,934.43	USD
Cott Switzerland GmbH	Cott Holdings Inc.	$140,473,934.43	USD
Cott Holdings Inc.	S. & D. Coffee, Inc.	$200,000,000.00	USD
Cott Holdings Inc.	DS Services of America, Inc.	$400,000,000.00	USD
Cott Holdings Inc.	DS Services of America, Inc.	$143,297,128.00	USD
Cott Holdings Inc.	DS Services of America, Inc.	$109,477,911.98	USD
Cott Switzerland GmbH	Cott Holdings Inc.	$41,000,000.00	USD
Cott Switzerland GmbH	Cott Holdings Inc.	$18,500,000.00	USD
Cott Switzerland GmbH	Cott Holdings Inc.	$110,000,000.00	USD

Cott Switzerland GmbH	Cott Holdings Inc.	$90,000,000.00	USD
Cott Switzerland GmbH	Cott Holdings Inc.	$1,615,512.33	USD
Cott Switzerland GmbH	Cott Holdings Inc.	$166,715,840.00	USD
Cott Beverages Luxembourg S.à r.l.	Cott UK Acquisition Limited	£125,692,262.00	GBP
Cott Beverages Luxembourg S.à r.l.	Cott Beverages Limited	£68,000,000.00	GBP
Cott Beverages Luxembourg S.à r.l.	Cott Retail Brands Limited	£86,936,365.00	GBP
10459739 Canada Limited	Cott Corporation	CAD 1,384,429.29	CAD
Cott Limited	Cott Retail Brands Limited	£1,284,000.00	GBP
Cott Holdings Inc.	Cott Corporation	$125,362.00	USD
Cott Corporation	10459755 Canada Limited	CAD 2,576,507.76	CAD
Cott Holdings Inc.	Cott Corporation	$2,000.00	USD
Cott Corporation	Aquaterra Corporation	CAD 2,000,000.00	CAD

Schedule 6.02

Existing Liens

Name of Debtor	Secured Party	Jurisdiction/Office	File Number/ Date Filed	Type of UCC or Equivalent	Description of Collateral
Cott Retail Brands Limited	Bicc Public Limited Company	England and Wales (Companies House)	Created 18/05/94 Filed 21/05/94 (Registered)	Rent Deposit Deed	£21,385 deposited by the Company with its landlords Bicc Public Company Limited

(a)	Cash deposits with Ice River Springs in the amount of $497,403.00 as of July 3, 2010.

(b)	Cash deposits with Tampa Electric Company in the amount of $80,620.00 as of July 3, 2010.

(c)	Cash deposits with Receiver General of Canada in the amount of $176,456.00 (Canadian Dollars) as of July 3, 2010.

(d)	Liens on the cash collateralizing the Wells LOC.

Eden Liens

Name of Debtor	Secured Party	Jurisdiction/Office	File Number/ Date Filed	Type of UCC or Equivalent	Description of Collateral
Eden Springs UK Limited	Alan Charles Lacey and Doris Lacey	England and Wales (Companies House)	Created 4 April 2007 Filed 17 April 2007	Rent deposit deed	£100,000 (plus interest accruing on the deposit) deposited by the Company with its landlords Alan Charles Lacey and Doris Lacey
Eden Springs UK Limited	Alan Charles Lacey	England and Wales (Companies House)	Created 3 August 2012 Filed 11 August 2012	Rent deposit deed	£50,000 (plus interest accruing on the deposit) deposited by the Company with its landlords Alan Charles Lacey

(a)	Liens on certain assets of the Israeli subsidiaries of the Eden Group party to the working capital facility as of the Restatement Effective Date securing obligations under the working capital facility referenced in Schedule 6.01(e)(i) and payment obligations under the Pauza LOC.

(b)	Liens on factored receivables of the Polish subsidiary of the Eden Group party thereto as of the Restatement Effective Date securing obligations under the factoring facility referenced in Schedule 6.01(d).

(c)	Liens on cash collateral (or back-to-back letters of credit to the extent such letter of credit constitutes a Lien) in an amount not to exceed 110% of the aggregate face amount of the Rabo LOCs on the Eden Acquisition Closing Date securing the payment obligations under the Rabo LOCs.

Schedule 6.04

Existing Investments

(a)	Permitted Margin Stock.

(b)	See the Intercompany Indebtedness and Advances listed on Schedule 6.01.

(c)	Cash deposits listed on Schedule 6.02.

(d)	DS Services of America, Inc. currently owns stock in former customers that have reorganized in bankruptcy, which stock was acquired as a result of DS Services of America, Inc.’s position as a creditor of such companies. Such stock is valued at less than $20,000 per former customer and no more than $200,000 in the aggregate.

(e)	The Aimia business has an investment in Complete Coffee Ltd., a coffee buyer/broker in the UK, ca.£600k investment, 49% share of the business.

Schedule 6.11

Restrictive Agreements

None.

Schedule 8

Security Trust Provisions

1.	Each Lender, each Issuing Bank and the Administrative Agent (together the “Finance Parties”) and the Collateral Agent, each other holder of any Secured Obligations (including any Affiliate of a Lender that holds Banking Services Obligations or Swap Agreement Obligations), and each co-agent or sub-agent appointed by the Administrative Agent pursuant to Article VIII of the Credit Agreement (together, with the UK Security Trustee and the Finance Parties, the “Secured Parties”) appoint the UK Security Trustee to act as UK Security Trustee under and in connection with the UK Security Agreement and authorise the UK Security Trustee, to exercise the rights, powers, authorities and discretions specifically given to it under or in connection with the UK Security Agreement, together with any other incidental rights, powers, authorities and discretions, and to give a good discharge for any moneys payable under any of the Loan Documents.

2.	The Administrative Agent shall promptly notify the UK Security Trustee of the contents of any communication on any matter concerning the UK Security Agreement between it and any Loan Party. The UK Security Trustee shall promptly notify the Administrative Agent of the contents of any communication sent or received by it, in its capacity as UK Security Trustee under the UK Security Agreement, to or from any of the Loan Parties under the UK Security Agreement.

3.	Reserved.

4.	Subject to Clause 2 above, the UK Security Trustee shall have no duty or responsibility, either initially or on a continuing basis, to provide any of the parties to the Loan Documents with any information with respect to any Loan Party whenever coming into its possession or to provide any Secured Party with any communication received by it under or in connection with the UK Security Agreement.

5.	The duties of the UK Security Trustee under the UK Security Agreement are solely mechanical and administrative in nature.

6.	The UK Security Trustee shall not be under any obligations other than those for which express provision is made in the Loan Documents.

7	The UK Security Trustee shall not be an agent of any Secured Party or any Loan Party under or in connection with any Loan Document.

8	In this Section: “Deductions”: means:

(a)	all sums payable to any Receiver or Delegate (as defined in the UK Security Agreement);

(b)	all sums which the UK Security Trustee is required to pay to any person in priority to, or before making any distribution to, the Secured Parties; and

(c)	insurance proceeds required to be applied in repairing, replacing, restoring or rebuilding any Collateral which has been damaged or destroyed;

“Proceeds”: means all receipts or recoveries by the UK Security Trustee in relation to the Rights and all other moneys which are by the terms of any of the Loan Documents to be applied by the UK Security Trustee in accordance with paragraph 13 (Application of Proceeds), after deducting (without double counting) the Deductions and including the proceeds (after deducting commissions and expenses) of any permitted currency conversion;

“Rights”: means

(a)	the Transaction Security;

(b)	all contractual rights in favour of the UK Security Trustee (other than for its sole benefit) under or pursuant to any Loan Document; and

(c)	all rights vested by law in the UK Security Trustee by virtue of its holding the Transaction Security;

“Secured Liabilities”: has the meaning given to that expression in the UK Security Agreement;

“Transaction Security” means the security in favour of the UK Security Trustee created or evidenced or expressed to be created or evidenced by or pursuant to the UK Security Agreement; and

“Trust Property”: means the Rights and the Proceeds.

2.	Declaration of Trust

2.1	The UK Security Trustee and each other Secured Party agree that the UK Security Trustee shall hold the Trust Property on trust for the benefit of the Secured Parties on the terms and subject to the conditions set out in the Loan Documents.

2.2	Each of the Secured Parties irrevocably authorises the UK Security Trustee to enter into the UK Security Agreement as trustee on behalf of such Secured Party.

3.	Defects in Transaction Security

3.1	The UK Security Trustee shall not be liable for any failure or omission to perfect, or any defect in perfecting, the Transaction Security, including:

3.1.1	failure to obtain any Authorisation or other authority for the execution, delivery, validity, legality, adequacy, performance, enforceability or admissibility in evidence of any of the Loan Documents; or

3.1.2	failure to effect or procure registration of or otherwise protect or perfect any of the Transaction Security by registering the same under any applicable registration laws in any territory.

4.	Retention of Documents

4.1	The UK Security Trustee may hold title deeds and other documents relating to any of the Collateral in such manner as it sees fit (including allowing any Loan Party to retain them).

5.	No Duty to Enquire

5.1	The UK Security Trustee shall be entitled to accept without enquiry, requisition, objection or investigation such title as each of the Loan Parties may have to any of the Collateral

6.	No Duty to Collect Payments

6.1	The UK Security Trustee shall not have any duty:

6.1.1	to ensure that any payment or other financial benefit in respect of any of the Collateral is duly and punctually paid, received or collected; or

6.1.2	to ensure the taking up of any (or any offer of any) stocks, shares, rights, moneys or other property accruing or offered at any time by way of interest, dividend, redemption, bonus, rights, preference, option, warrant or otherwise in respect of any of the Collateral.

7.	Insurance

7.1	Without prejudice to the provisions of any of the Loan Documents, the UK Security Trustee shall not be under any obligation to insure any property or to require any other person to maintain any such insurance and shall not be responsible for any loss which may be suffered by any person as a result of the lack of or inadequacy or insufficiency of any such insurance. Where the UK Security Trustee is named on any insurance policy as an insured party, it shall not be responsible for any loss which may be suffered by reason of, directly or indirectly, its failure to notify the insurers of any material fact relating to the risk assumed by such insurers or any other information of any kind.

8.	Suspense Account

8.1	Before making any application under paragraph 13 (Application of Proceeds),the UK Security Trustee may place any sum received, recovered or held by it in respect of the Trust Property in an interest bearing suspense account and shall invest an amount equal to the balance from time to time standing to the credit of that suspense account in any of the investments authorised by paragraph 9 (Investments), with power from time to time in its absolute discretion to vary any such investments.

9.	Investments

9.1	Unless provided otherwise in any Loan Document, all moneys which are received by the UK Security Trustee and held by it as trustee in relation to any of the Loan Documents may be invested in the name of the UK Security Trustee or any nominee or under the control of the UK Security Trustee in any investment for the time being authorised by English law for the investment of trust money by trustees and, if not otherwise invested, such moneys may be placed on deposit in the name of the UK Security Trustee or any nominee at any bank or institution (including the UK Security Trustee itself, any other Secured Party or any Affiliate of any Secured Party) and upon any terms and in any currency as it thinks fit.

10.	Rights of UK Security Trustee

10.1	The UK Security Trustee shall have all the rights, privileges and immunities which gratuitous trustees have or may have in England, even though it is entitled to remuneration.

11.	Waiver

11.1	Each of the Loan Parties hereby waives any right to appropriate any payment to, or other sum received, recovered or held by, the UK Security Trustee in or towards payment of any particular part of the Secured Liabilities and agrees that the UK Security Trustee shall have exclusive right to do so. This paragraph will override any appropriation made or purported to be made by any other person.

12.	Basis of Distribution

12.1	Distributions by the UK Security Trustee shall be made at such times as the UK Security Trustee in its absolute discretion determines.

12.2	To enable it to make any distribution, the UK Security Trustee may fix a date as at which the amount of the Secured Liabilities is to be calculated. Any such date must not be more than 30 days before the proposed date of the relevant distribution.

12.3	For the purpose of determining the amount of any payment to be made to any Secured Party, the UK Security Trustee shall be entitled to call for a certificate of the amount, currency and nature of the Secured Liabilities owing or incurred to the relevant Secured Party at the date fixed by the UK Security Trustee for such purpose and as to such other matters as the UK Security Trustee thinks fit. The UK Security Trustee shall be entitled to rely on any such certificate.

12.4	If any future or contingent liability included in the calculation of Secured Liabilities finally matures, or is settled, for less than the future or contingent amount provided for in that calculation, the relevant Secured Party shall notify the UK Security Trustee of that fact and such adjustment shall be made by payment by that Secured Party to the UK Security Trustee for distribution amongst the Secured Parties of such amount as may be necessary to put the Secured Parties into the position they would have been in (but taking no account of the time cost of money) had the original distribution been made on the basis of the actual as opposed to the future or contingent liability.

12.5	Any distribution by the UK Security Trustee which later transpires to have been, or is agreed by the UK Security Trustee to have been, invalid or which has to be refunded shall be refunded and shall be deemed never to have been made.

13.	Application of Proceeds

13.1	All Proceeds shall, to the extent permitted by all applicable laws, be applied by the UK Security Trustee in the order set forth in Section 2.18 of the Credit Agreement.

13.2	Before making any application under paragraph 13.1 above, the UK Security Trustee may convert any Proceeds from their existing currency of denomination into the currency or currencies (if different) of sums then outstanding under the Loan Documents (any such conversion from one currency to another to be made at the spot rate for the purchase of that other currency with the first-mentioned currency reasonably determined by the UK Security Trustee).

13.3

The UK Security Trustee shall be entitled to make the deductions or withholdings{on account of Tax or otherwise) from payments under this Agreement which it is required by any applicable law to make, and to pay all Taxes which may be assessed against it and/or all expenses which may be incurred by it in respect of any of the Trust Property, in respect of anything done by it in its capacity as UK Security Trustee under the Loan Documents or otherwise by virtue of such capacity. Each of the Loan Parties agrees that its obligations under the Loan Documents shall only be discharged by virtue of receipt or recovery by the UK Security Trustee of Proceeds, or of applications made by the UK Security Trustee under this Agreement, to the extent that the ultimate recipient actually receives moneys (whether directly or through the Agent or otherwise) from the UK Security Trustee under this Agreement which are to be applied in or towards the discharge of those obligations.

13.4	If any of the Loan Parties receives any sum from any person which, pursuant to the Loan Documents, should have been paid to the UK Security Trustee, such sums shall be held on trust for the Secured Parties and shall forthwith be paid over to the UK Security Trustee for application in accordance with this paragraph 13.

13.7	The UK Security Trustee shall be entitled to pay any Deductions to the person or persons entitled to the same.

13.8	The UK Security Trustee shall have no duty or responsibility either initially or on a continuing basis to investigate the application by any other person of any sums distributed pursuant to this paragraph 13.

14.	Delegation

14.1	The UK Security Trustee may at any time delegate by power of attorney or otherwise to any person or persons, or fluctuating body of persons, all or any of the rights, powers, authorities and discretions vested in it by any of the Loan Documents. Any such delegation may be made upon such terms (including the power to sub-delegate) and subject to such conditions and regulations as it may think fit.

14.2	The UK Security Trustee shall not be bound to supervise, or be in any way liable or responsible to anyone for any loss incurred by reason of any misconduct or default on the part of, any such delegate or sub-delegate.

15.	Appointment of Additional UK Security Trustees

15.1	The UK Security Trustee may at any time appoint any person (whether or not a trust corporation) to act either as a separate UK Security Trustee or as a co-UK Security Trustee jointly with it:

15.1.1	if it considers such appointment to be in the interests of the Secured Parties;

15.1.2	for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts is or are to be performed; or

15.1.3	for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of a judgment already obtained in respect of any of the provisions of the Loan Documents,

and the UK Security Trustee shall give prior notice to the Company and the Agent of any such appointment.

15.2	Any such appointment shall only take effect upon the receipt by the Agent of written confirmation from the appointee (in form and substance satisfactory to the Agent) that the appointee agrees to be bound by the provisions of the Loan Documents and all other related agreements to which the UK Security Trustee is a party in its capacity as UK Security Trustee under the Loan Documents.

15.3	Any person so appointed shall have such rights, powers, authorities and discretions and such duties and obligations as shall be conferred or imposed on such person by the instrument of appointment and shall, subject to any limitation contained in such instrument of appointment, have the same benefits under this Agreement (other than this paragraph 15) as the UK Security Trustee.

15.4	The UK Security Trustee shall have power to remove any person so appointed.

15.5	Such remuneration as the UK Security Trustee may pay to any person so appointed, and any costs, charges and expenses incurred by such person in performing its functions pursuant to such appointment, shall be treated as costs, charges and expenses incurred by the UK Security Trustee in performing its functions as UK Security Trustee under the Loan Documents.

15.6	The UK Security Trustee shall not be bound to supervise, or be in any way responsible for any loss incurred by reason of any misconduct or default on the part of, any such UK Security Trustee.

16.	Additional Powers

16.1	The rights and trusts constituted upon the UK Security Trustee under the Loan Documents shall be in addition to any which may from time to time be vested in the UK Security Trustee by general law.

16.2	To the fullest extent permitted by law, none of Parts I, II, III, IV or V of the Trustee Act 2000 nor the requirement to discharge the duty of care set out in Section 1(1) of the Trustee Act 2000 in exercising any of the powers contained in Sections 15 or 22 of the Trustee Act 1925 shall apply to any trusts created by this Agreement or to the role of the UK Security Trustee in relation to any such trust and this shall constitute an exclusion of the relevant parts of the Trustee Act 2000 for the purposes of that Act.

17.	Amendments

17.1	Unless the provisions of any Loan Document expressly provide otherwise, the UK Security Trustee may, if authorised by the Required Lenders, amend or vary the terms of, waive breaches of or defaults under or otherwise excuse performance of any provision of, or grant consents under, any of the Security Documents {any such amendment, variation, waiver or consent so authorised to be binding on all Parties and the UK Security Trustee to be under no liability whatsoever in respect of any of the foregoing), provided that:

17.1.1	the prior consent of all of the Secured Parties is required to authorise:

(a)	any amendment of any Security Document which would affect the nature or the scope of the Collateral or the manner in which any Proceeds are distributed;

(b)	the release of any Transaction Security or of any of the Collateral from the Transaction Security unless permitted under this Agreement or any other Loan Document; or

(c)	any change in this paragraph 17; and

17.1.2	no waiver or amendment may impose any new or additional obligations on any person without the consent of that person.

17.2	Paragraph 17.1 above is without prejudice to:

17.2.1	any release permitted by paragraph 18 (Releases) or paragraph 20 (Winding-up of Trust); or

17.2.2	any amendment of any Security Document insofar as the same is necessary in order to effect such release.

18.	Releases

18.1	The UK Security Trustee may:

18.1.1	release Collateral from the Transaction Security if it relates to a sale or disposal of that Collateral where such sale or disposal is expressly permitted under this Agreement or any other Loan Document;

18.1.2	release any Transaction Security given by any Loan Party which ceases to be a Loan Party in accordance with the terms of the Credit Agreement; and

18.1.3	execute any documents (including, but not limited to, formal releases and certificates of non-crystallisation of floating charges) and do any things insofar as the same are necessary in order to effect any release permitted by this paragraph 18 or paragraph 20 (Winding-up of Trust).

19.	Perpetuity Period

19.1	The perpetuity period under the rule against perpetuities, if applicable to this Agreement, shall be the period of eighty years from the date of this Agreement.

20.	Winding-up of Trust

20.1	If the Agent, with the approval of the Required Lenders, shall determine that all the obligations of all the Loan Parties under the Loan Documents have been fully and finally discharged and that none of the Secured Parties is under any commitment, obligation or liability (whether actual or contingent) to make any Utilisation or provide other financial accommodation under or pursuant to any Loan Document to any Loan Party, it shall notify the UK Security Trustee of such determination and approval. Upon such notification the trusts set out above shall be wound up and the UK Security Trustee shall release, without recourse or warranty, all of the Transaction Security then held by it, whereupon each of the UK Security Trustee, the Agent, the other Secured Parties and the Loan Parties shall be released from its obligations under this Agreement (save for those which arose prior to such winding-up).

EXHIBIT A

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Second Amended and Restated Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, guarantees and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:	[and is an Affiliate/Approved Fund of [identify Lender]3]

3.	Borrowers:	Cott Corporation Corporation Cott, a corporation organized under the laws of Canada, Aquaterra Corporation, a corporation organized under the laws of Canada, Cott Holdings Inc., a Delaware corporation, DS Services of America, Inc., a Delaware corporation, S. & D. Coffee, Inc., a North Carolina corporation, Aimia Foods Limited, a company organized under the laws of England and Wales and the other Loan Parties party to the Credit Agreement as Borrowers.

4.	Administrative Agent:	JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement.

[3]	Select as applicable.

Exhibit A

5.	Credit Agreement:	The Second Amended and Restated Credit Agreement, dated as of January 30, 2018, among Cott Corporation Corporation Cott, a corporation organized under the laws of Canada, Aquaterra Corporation, a corporation organized under the laws of Canada, Cott Holdings Inc., a Delaware corporation, DS Services of America, Inc., a Delaware corporation, S. & D. Coffee, Inc., a North Carolina corporation, Aimia Foods Limited, a company organized under the laws of England and Wales, and the other Loan Parties party thereto as Borrowers, the other Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., London Branch, as UK Security Trustee, JPMorgan Chase Bank, N.A., as Administrative Agent and Administrative Collateral Agent, and the other parties party thereto.

6.	Assigned Interest:

Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans[4]
$	$	%
$	$	%
$	$	%

Effective Date:                     , 20         [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more Credit Contacts to whom all syndicate-level information (which may contain material non-public information about the Company, the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including federal, provincial, territorial and state securities laws.

[4]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

Exhibit A

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]

By:

Title:

ASSIGNEE [NAME OF ASSIGNEE ]

By:

Title:

Exhibit A

Consented to and Accepted: JPMORGAN CHASE BANK, N.A., as Administrative Agent

By

Title:

Consented to: JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as UK Issuing Bank

By

Title:

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Issuing Bank

By

Title:

JPMORGAN CHASE BANK, N.A., as U.S. Issuing Bank

By

Title:

[Consented to: [COTT CORPORATION CORPORATION COTT], as Borrower Representative

By

Title:][5]

[5]	If necessary according to Section 9.04(b)(A) of the Credit Agreement.

Exhibit A

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of any Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by any Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender and (c) appoints and authorizes each of the Administrative Agent and the Administrative Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to or otherwise conferred upon the Administrative Agent or the Administrative Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto;.

2. Tax.

[2.1 The Assignee confirms, without liability to any Borrower, that it is:

(a) [a UK Qualifying Lender (other than a Treaty Lender);]

(b) [a Treaty Lender;]

Exhibit A

(c) [not a UK Qualifying Lender.]]

[2.2 The Assignee confirms that the person beneficially entitled to interest payable to such Assignee in respect of an advance under a Loan Document is either: (a) a company resident in the United Kingdom for United Kingdom tax purposes; (b) a partnership each member of which is: (i) a company so resident in the United Kingdom; or (ii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the UK Corporation Tax Act) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the UK Corporation Tax Act; or (c) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the UK Corporation Tax Act) of that company.]6

[2.3 The Assignee confirms that it holds a passport under the HM Revenue & Customs DT Treaty Passport scheme (reference number [            ]) and is tax resident in [                        ].]7

3. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

4. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.

[6]	Include if the Assignee comes within paragraph (2) of the definition of UK Qualifying Lender.
[7]	Include if the Assignee holds a passport under the HM Revenue & Customs DT Treaty Passport scheme and wishes that scheme to apply to the Credit Agreement

Exhibit A

Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Exhibit A

EXHIBIT B-1

FORM OF BORROWING BASE

See Attached

Exhibit B-1

DS SERVICES BORROWING BASE REPORT
Rpt #
	Obligor Number:				11/01/17
	Loan Number:				0
	COLLATERAL CATEGORY	A/R	Raw Materials Inventory	Finished Goods Inventory
					Total Eligible Collateral	0.00
Description
1	Beginning Balance ( Previous report - Line 8)
2	Additions to Collateral (Gross Sales or Purchases)
3	Other Additions (Add back any non-A/R cash in line 3)
4	Deductions to Collateral (Cash Received)
5	Deductions to Collateral (Discounts, other)
6	Deductions to Collateral (Credit Memos, all)
7	Other non-cash credits to A/R
8	Total Ending Collateral Balance	0.00
9	Past Due >90 PID >60 PDD
10	Credits in Prior
11	Crossage
12	Contras
13	Foreign Not Covered by L/C
14	Residental - High Risk
15	Residental - Low Risk
16	Federal Government
17	Finance Charges
18	Chargebacks (Current)
19	Miscellaneous Sales Rent
20	Deferred Equipment Rental Reserve
21	Bill & Hold
22	Sales Tax Payable
23	Reserve for Credits
24	Debit Memos
25	Accruals for Billbacks
26	Volume Rebate Accruals
27	Dilution Reserve - DS Services of America %
28	Customer Deposit Reverse
29	Unapplied Credit/Cash
30	Less Ineligibles - Other (includes A/R recociling & bankruptcy)
31	Total Ineligibles -Accounts Receivable	0.00	0.00	0.00

32	Work In Process
33	Quarantine Stock (QA Stock)
34	Short Dated
35	Slow Moving/Obsolete
36	Retention of Title

Exhibit B-1

37	Spare Parts, Packaging, Supplies, P/L Raw Materials
38	Damage/Held Goods
39	Milk/Flavor Enhancers
40	Fleet Parts Inventory
41	Consigned Inventory
42	NRV Adjustment
43	Inventory in Transit
44	Grape Bottoms
45	Inventory at Co-Packers
46	Inventory at Outside Warehouses
47	Inventory Locations < $50M <$100M
48	Less Ineligible — Other
49	Total Ineligibles Inventory	0.00	0.00	0.00

21	Total Eligible Collateral	0.00	0.00	0.00
22	Advance Rate Percentage	85%	57.1%	57.1%
23	Net Available - Borrowing Base Value	0.00	0.00	0.00
24	Reserves - Canadian Priming Liens
24	Reserves - Rent
24	Reserves - Payroll
24	Reserves - Payments to Co-Packers
24	Reserves - PACA
24	Reserves - Ring Fence
24	Reserves - Earnout
25	Total Borrowing Base Value	0.00	0.00	0.00
25.A	Total Availability/ CAPS	0.00
26	Revolver Line	250,000,000.00			Total Revolver Line	0.00
26A	Line Reserve
27	Maximum Borrowing Limit (Lesser of 25. or 26.)*	0.00			Total Available	0.00
27A	Suppressed Availability	0

	LOAN STATUS
28	Previous Loan Balance (Previous Report Line 31)
29	Less: A. Net Repayments			0.00
	B. Adjustments / Other			0.00
30	Add: A. Request for Funds			0.00
	B. Adjustments / Other			0.00
31	New Loan Balance	0.00		0.00	Total New Loan	0.00
32	Letters of Credit/Bankers Acceptance Outstanding				0.00
33	Availability Not Borrowed (Lines 27 less 31 & 32)					0.00
34	Term Loan
35	OVERALL EXPOSURE (lines 31 & 34)	0.00

Exhibit B-1

Pursuant to, and in accordance with, the terms and provisions of that certain Second Amended and Restated Credit Agreement, dated as of January 30, 2018 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among COTT CORPORATION CORPORATION COTT, a corporation organized under the laws of Canada (the “Borrower Representative”), AQUATERRA CORPORATION, a corporation organized under the laws of Canada, AIMIA FOODS LIMITED, a company organized under the laws of England and Wales, COTT HOLDINGS INC., a Delaware corporation, DS SERVICES OF AMERICA, INC., a Delaware corporation, S. & D. COFFEE, INC., a North Carolina corporation, and certain other Loan Parties party hereto, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as UK Security Trustee, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Administrative Collateral Agent, and the other parties thereto, Borrower Representative is executing and delivering to the Administrative Agent and the Administrative Collateral Agent this Borrowing Base Certificate accompanied by supporting data (collectively referred to as a “Report”). Borrower Representative warrants and represents to the Secured Parties that this Report is true, correct, and based on information contained in the applicable Loan Parties’ own financial accounting records. Borrower Representative, by the execution of this Report, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Agreement and the other Loan Documents, and further certifies on this 30th day of January, 2018 that the Loan Parties are in compliance with the Agreement and the other Loan Documents. Capitalized terms used but not defined in this Report shall have the meaning assigned to such term in the Agreement.

BORROWER NAME:
Cott Corporation

Exhibit B-1

COTT S&D BORROWING BASE REPORT
Rpt#
Obligor Number:				11/01/17
Loan Number:				0
COLLATERAL CATEGORY		A/R	Inventory	Total Eligible Collateral	0.00
Description
1	Beginning Balance ( Previous report - Line 8)
2	Additions to Collateral (Gross Sales or Purchases)
3	Other Additions (Add back any non-A/R cash in line 3)
4	Deductions to Collateral (Cash Received)
5	Deductions to Collateral (Discounts, other)
6	Deductions to Collateral (Credit Memos, all)
7	Other non-cash credits to A/R
8	Total Ending Collateral Balance	0.00
9	Past Due >90 PID >60 PDD
10	Credits in Prior
11	Crossage
12	Contras
13	Foreign Not Covered by L/C
14	Residental - High Risk
15	Residental - Low Risk
16	Federal Government
17	Finance Charges
18	Chargebacks (Current)
19	Miscellaneous Sales Rent

Exhibit B-1

20	Deferred Equipment Rental Reserve
21	Bill & Hold
22	Sales Tax Payable
23	Reserve for Credits
24	Debit Memos
25	Accruals for Billbacks
26	Volume Rebate Accruals
27	Dilution Reserve - Kegworth 7.9%
28	Customer Deposit Reverse
29	Unapplied Credit/Cash
30	Less Ineligibles - Other (includes A/R recociling & bankruptcy)
31	Total Ineligibles -Accounts Receivable	0.00	0.00

32	Work In Process
33	Quarantine Stock (QA Stock)
34	Short Dated
35	Slow Moving/Obsolete
36	Retention of Title
37	Spare Parts, Packaging, Supplies, P/L Raw Materials
38	Damage/Held Goods
39	Milk/Flavor Enhancers
40	Fleet Parts Inventory
41	Consigned Inventory
42	NRV Adjustment
43	Inventory in Transit

Exhibit B-1

44	Grape Bottoms
45	Inventory at Co-Packers
46	Inventory at Outside Warehouses
47	Inventory Locations < $50M <$100M
48	Less Ineligible — Other (Fixed Cost All, Inventory Spare Parts)
49	Total Ineligibles Inventory	0.00	0.00

21	Total Eligible Collateral	0.00	0.00
22	Advance Rate Percentage	85%	61.6%
23	Net Available - Borrowing Base Value	0.00	0.00
24	Reserves -
24	Reserves - Rent
24	Reserves -
24	Reserves -
24	Reserves -
24	Reserves -
24	Reserves -
25	Total Borrowing Base Value	0.00	0.00
25.A	Total Availability/ CAPS	0.00
26	Revolver Line	250,000,000.00		Total Revolver Line	0.00
26A	Line Reserve
27	Maximum Borrowing Limit (Lesser of 25. or 26.)*	0.00		Total Available	0.00
27A	Suppressed Availability	0
	LOAN STATUS
28	Previous Loan Balance (Previous Report Line 31)
29	Less: A. Net Repayments

Exhibit B-1

	B. Adjustments / Other
30	Add: A. Request for Funds
	B. Adjustments / Other
31	New Loan Balance	0.00	0.00	Total New Loan Balance:	0.00
32	Letters of Credit/Bankers Acceptance Outstanding				0.00
33	Availability Not Borrowed (Lines 27 less 31 & 32)				0.00
34	Term Loan
35	OVERALL EXPOSURE (lines 31 & 34)				0.00

Pursuant to, and in accordance with, the terms and provisions of that certain Second Amended and Restated Credit Agreement, dated as of January 30, 2018 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among COTT CORPORATION CORPORATION COTT, a corporation organized under the laws of Canada (the “Borrower Representative”), AQUATERRA CORPORATION, a corporation organized under the laws of Canada, AIMIA FOODS LIMITED, a company organized under the laws of England and Wales, COTT HOLDINGS INC., a Delaware corporation, DS SERVICES OF AMERICA, INC., a Delaware corporation, S. & D. COFFEE, INC., a North Carolina corporation, and certain other Loan Parties party hereto, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as UK Security Trustee, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Administrative Collateral Agent, and the other parties thereto, Borrower Representative is executing and delivering to the Administrative Agent and the Administrative Collateral Agent this Borrowing Base Certificate accompanied by supporting data (collectively referred to as a “Report”). Borrower Representative warrants and represents to the Secured Parties that this Report is true, correct, and based on information contained in the applicable Loan Parties’ own financial accounting records. Borrower Representative, by the execution of this Report, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Agreement and the other Loan Documents, and further certifies on this 30th day of January, 2018 that the Loan Parties are in compliance with the Agreement and the other Loan Documents. Capitalized terms used but not defined in this Report shall have the meaning assigned to such term in the Agreement.

	BORROWER NAME:		AUTHORIZED SIGNATURE:

	Cott Corporation

Exhibit B-1

		COTT AQUATERRA BORROWING BASE REPORT (IN US$)
			Rpt #	0.80284
	Obligor Number:		11/01/17
	Loan Number:		0
COLLATERAL CATEGORY		A/R	Total Eligible Collateral	0.00
Description			A/R in CAD $	0.80284
1	Beginning Balance ( Previous report - Line 8)	0.00		0.79999
2	Additions to Collateral (Gross Sales or Purchases)	0.00
3	Other Additions (Add back any non-A/R cash in line 3)	0.00
4	Deductions to Collateral (Cash Received)	0.00
5	Deductions to Collateral (Discounts, other)	0.00
6	Deductions to Collateral (Credit Memos, all)	0.00
7	Other non-cash credits to A/R	0.00		FX Adjustment = Prior Blance * Change in FX Rates
8	Total Ending Collateral Balance	0.00
9	Past Due >90 PID >60 PDD	0.00
10	Credits in Prior	0.00
11	Crossage	0.00
12	Contras	0.00
13	Foreign Not Covered by L/C	0.00
14	Other	0.00
15	Other	0.00
16	Federal Government	0.00
17	Finance Charges	0.00
18	Chargebacks (Current)	0.00
19	Miscellaneous Sales Rent	0.00
20	Deferred Equipment Rental Reserve	0.00
21	Bill & Hold	0.00

Exhibit B-1

22	Sales Tax Payable	0.00
23	Reserve for Credits	0.00
24	Debit Memos	0.00
25	Accruals for Billbacks	0.00
26	Volume Rebate Accruals	0.00
27	Dilution Reserve	0.00
28	Customer Deposit Reverse	0.00
29	Unapplied Credit/Cash	0.00
30	Other	0.00
31	Total Ineligibles - Accounts Receivable	0.00	0.00

32	Work In Process
33	Quarantine Stock (QA Stock)
34	Short Dated
35	Slow Moving/Obsolete
36	Retention of Title
37	Spare Parts, Packaging, Supplies, P/L Raw Materials
38	Damage/Held Goods
39	Milk/Flavor Enhancers
40	Fleet Parts Inventory
41	Consigned Inventory
42	NRV Adjustment
43	Inventory in Transit
44	Grape Bottoms
45	Inventory at Co-Packers
46	Inventory at Outside Warehouses
47	Inventory Locations < $50M <$100M
48	Less Ineligible — Other (attach schedule)
49	Total Ineligibles Inventory	0.00	0.00

21	Total Eligible Collateral	0.00
22	Advance Rate Percentage	85%
23	Net Available - Borrowing Base Value	0.00

Exhibit B-1

24	Reserves - Canadian Priming Liens	0.00
24	Reserves - Rent	0.00
24	Reserves - Payroll	0.00
24	Reserves - Payments to Co-Packers	0.00
24	Reserves - PACA	0.00
24	Reserves - Ring Fence	0.00
24	Reserves - Earnout	0.00
25	Total Borrowing Base Value	0.00
25.A	Total Availability/ CAPS	0.00
26	Revolver Line	250,000,000.00	Total Revolver Line	0.00
26A	Line Reserve
27	Maximum Borrowing Limit (Lesser of 25. or 26.)*	0.00	Total Available	0.00
27A	Suppressed Availability	0
	LOAN STATUS
28	Previous Loan Balance (Previous Report Line 31)
29	Less: A. Net Repayments
	B. Adjustments / Other
30	Add: A. Request for Funds
	B. Adjustments / Other		FX impact
31	New Loan Balance	0.00	Total New Loan Balance:	0.00
32	Letters of Credit/Bankers Acceptance Outstanding	0.00		0.00
33	Availability Not Borrowed (Lines 27 less 31 & 32)			0.00
34	Term Loan
35	OVERALL EXPOSURE (lines 31 & 34)			0.00
	Pursuant to, and in accordance with, the terms and provisions of that certain Second Amended and Restated Credit Agreement, dated as of January 30, 2018 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among COTT CORPORATION CORPORATION COTT, a corporation organized under the laws

Exhibit B-1

of Canada (the “Borrower Representative”), AQUATERRA CORPORATION, a corporation organized under the laws of Canada, AIMIA FOODS LIMITED, a company organized under the laws of England and Wales, COTT HOLDINGS INC., a Delaware corporation, DS SERVICES OF AMERICA, INC., a Delaware corporation, S. & D. COFFEE, INC., a North Carolina corporation, and certain other Loan Parties party hereto, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as UK Security Trustee, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Administrative Collateral Agent, and the other parties thereto, Borrower Representative is executing and delivering to the Administrative Agent and the Administrative Collateral Agent this Borrowing Base Certificate accompanied by supporting data (collectively referred to as a “Report”). Borrower Representative warrants and represents to the Secured Parties that this Report is true, correct, and based on information contained in the applicable Loan Parties’ own financial accounting records. Borrower Representative, by the execution of this Report, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Agreement and the other Loan Documents, and further certifies on this 30th day of January, 2018 that the Loan Parties are in compliance with the Agreement and the other Loan Documents. Capitalized terms used but not defined in this Report shall have the meaning assigned to such term in the Agreement.

BORROWER NAME:

Cott Corporation

Exhibit B-1

COTT AIMIA BORROWING BASE REPORT (In US$)
				Rpt #	1.34003
Obligor Number:				11/01/17
Loan Number:				0
COLLATERAL CATEGORY		A/R	Inventory	Total Eligible Collateral	0.00
Description				A/R or Inventory in Sterling	1.34003
1	Beginning Balance (Previous report - Line 8)				1.28414
2	Additions to Collateral (Gross Sales or Purchases)
3	Other Additions (Add back any non-A/R cash in line 3)
4	Deductions to Collateral (Cash Received)
5	Deductions to Collateral (Discounts, other)
6	Deductions to Collateral (Credit Memos, all)
7	Other non-cash credits to A/R			0.00
8	Total Ending Collateral Balance	0.00	0.00	0.00
9	Past Due >90 PID >60 PDD
10	Credits in Prior
11	Crossage
12	Contras
13	Foreign Not Covered by L/C
14	Residental - High Risk
15	Residental - Low Risk
16	Federal Government
17	Finance Charges
18	Chargebacks (Current)
19	Miscellaneous Sales Rent
20	Deferred Equipment Rental Reserve
21	Bill & Hold
22	Sales Tax Payable
23	Reserve for Credits

Exhibit B-1

24	Debit Memos
25	Accruals for Billbacks
26	Volume Rebate Accruals
27	Dilution Reserve - Aimia
28	Customer Deposit Reverse
29	Unapplied Credit/Cash
30	Less Ineligibles - Other (includes A/R recociling & bankruptcy)
31	Total Ineligibles - Accounts Receivable	0.00	0.00	0.00

32	Work In Process		0.00
33	Quarantine Stock (QA Stock)		0.00
34	Short Dated		0.00
35	Slow Moving/Obsolete		0.00
36	Retention of Title		0.00
37	Spare Parts, Packaging, Supplies		0.00
38	Damage/Held Goods		0.00
39	Milk/Flavor Enhancers		0.00
40	Fleet Parts Inventory		0.00
41	Consigned Inventory		0.00
42	NRV Adjustment		0.00
43	Inventory in Transit		0.00
44	Grape Bottoms		0.00
45	Inventory at Co-Packers		0.00
46	Inventory at Outside Warehouses		0.00
47	Inventory Locations < $50M <$100M
48	Less Ineligible — Other (attach schedule)		0.00
49	Total Ineligibles Inventory	0.00	0.00	0.00

21	Total Eligible Collateral	0.00	0.00
22	Advance Rate Percentage	85%	51.0%
23	Net Available - Borrowing Base Value	0.00	0.00
24	Reserves - Canadian Priming Liens
24	Reserves - Rent	0.00

Exhibit B-1

24	Reserves - Payroll	0.00
24	Reserves - Payments to Co-Packers	0.00

24	Reserves - Ring Fence	0.00
24	Reserves - Earnout
25	Total Borrowing Base Value	0.00	0.00
25 A	Total Availability/ CAPS	0.00
26	Revolver Line	250,000,000.00		Total Revolver Line	0.00
26 A	Line Reserve
27	Maximum Borrowing Limit (Lesser of 25. or 26.)*	0.00		Total Available	0.00
27 A	Suppressed Availability	0
	LOAN STATUS
28	Previous Loan Balance (Previous Report Line 31)		0.00
29	Less: A. Net Repayments		0.00
	B. Adjustments / Other
30	Add: A. Request for Funds		0.00
	B. Adjustments / Other
31	New Loan Balance	0.00	0.00	Total New Loan Balance:	0.00
32	Letters of Credit/Bankers Acceptance Outstanding				0.00
33	Availability Not Borrowed (Lines 27 less 31 & 32)				0.00
34	Term Loan
35	OVERALL EXPOSURE (lines 31 & 34)				0.00
	Pursuant to, and in accordance with, the terms and provisions of that certain Second Amended and Restated Credit Agreement, dated as of January 30, 2018 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among COTT CORPORATION CORPORATION COTT, a corporation organized under the laws of Canada (the “Borrower Representative”), AQUATERRA CORPORATION, a corporation organized under the laws of Canada, AIMIA FOODS LIMITED, a company organized under the laws of England and Wales, COTT HOLDINGS INC., a Delaware corporation, DS SERVICES OF AMERICA, INC., a Delaware corporation, S. & D. COFFEE, INC., a North Carolina corporation, and certain other Loan Parties party hereto, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as UK Security Trustee, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Administrative Collateral Agent, and the other parties thereto, Borrower Representative is executing and delivering to the Administrative Agent and the Administrative Collateral Agent this Borrowing Base Certificate accompanied by supporting data

Exhibit B-1

(collectively referred to as a “Report”). Borrower Representative warrants and represents to the Secured Parties that this Report is true, correct, and based on information contained in the applicable Loan Parties’ own financial accounting records. Borrower Representative, by the execution of this Report, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Agreement and the other Loan Documents, and further certifies on this 30th day of January, 2018 that the Loan Parties are in compliance with the Agreement and the other Loan Documents. Capitalized terms used but not defined in this Report shall have the meaning assigned to such term in the Agreement.

BORROWER NAME:	AUTHORIZED SIGNATURE:
Cott Corporation

Exhibit B-1

		COTT COMBINED BORROWING BASE REPORT
			Rpt #
Obligor Number:			11/1/17
Loan Number:			0
COLLATERAL CATEGORY		Real Estate M & E	Total Eligible Collateral	0.00
Description
1	Existing Real Estate (Appraised FMV)
2
3	Beginning Balance ( Previous report - Line 6)	0.00
4	Additions to Collateral	0.00
5	Deductions to Collateral	0.00
6	Total Ending Collateral Balance	0.00
7	Advance Rate Percentage	75.00%	**Reduce the numbers in yellow by 1 every quarter starting 01/01/17
8	Total R&E Value	0.00	56 Mths Outstanding
			60 Per debt agreement
10	Amortized - Net Available for BBC	0.00

11	2018 Real Estate (Appraised FMV)

12	Beginning Balance ( Previous report - Line 15)	0.00
13	Additions to Collateral	0.00
14	Deductions to Collateral	0.00
15	Total Ending Collateral Balance	0.00
16	Advance Rate Percentage	75.00%	**Reduce the numbers in yellow by 1 every quarter starting 01/01/17
17	Total R&E Value	0.00	60 Mths Outstanding
			60 Per debt agreement
18	Amortized - Net Available for BBC	0.00

19	Machinery & Equipment (Appraised NOLV)

Exhibit B-1

20	Beginning Balance ( Previous report - Line 23)	0.00
21	Additions to Collateral	0.00
22	Deductions to Collateral	0.00	24 Mths Outstanding
23	Total Ending Collateral Balance	0.00	28 Per debt agreement
24	Advance Rate Percentage	85.00%	0.857 Equip Percentage
25	Total M&E Value	0.00

26	Amortized - Net Available for BBC	0.00

27	Beginning Balance ( Previous report - Line 3)	0.00
28	Additions to Collateral	75,000,000.00
29	Deductions to Collateral	0.00

30	Revolver Line	250,000,000.00		250,000,000.00

			Total Available	0.00

	Pursuant to, and in accordance with, the terms and provisions of that certain Second Amended and Restated Credit Agreement, dated as of January 30, 2018 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among COTT CORPORATION CORPORATION COTT, a corporation organized under the laws of Canada (the “Borrower Representative”), AQUATERRA CORPORATION, a corporation organized under the laws of Canada, AIMIA FOODS LIMITED, a company organized under the laws of England and Wales, COTT HOLDINGS INC., a Delaware corporation, DS SERVICES OF AMERICA, INC., a Delaware corporation, S. & D. COFFEE, INC., a North Carolina corporation, and certain other Loan Parties party hereto, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as UK Security Trustee, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Administrative Collateral Agent, and the other parties thereto, Borrower Representative is executing and delivering to the Administrative Agent and the Administrative Collateral Agent this Borrowing Base Certificate accompanied by supporting data (collectively referred to as a “Report”). Borrower Representative warrants and represents to the Secured Parties that this Report is true, correct, and based on information contained in the applicable Loan Parties’ own financial accounting records. Borrower Representative, by the execution of this Report, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Agreement and the other Loan Documents, and further certifies on this 30th day of January, 2018 that the Loan Parties are in compliance with the Agreement and the other Loan Documents. Capitalized terms used but not defined in this Report shall have the meaning assigned to such term in the Agreement.

	BORROWER NAME:		AUTHORIZED SIGNATURE:

	Cott Corporation

Exhibit B-1

EXHIBIT B-2

FORM OF AGGREGATE BORROWING BASE CERTIFICATE

See Attached

Exhibit B-2

		COTT COMBINED BORROWING BASE REPORT
					Rpt #
Obligor Number:					11/1/2017
Loan Number:
COLLATERAL CATEGORY		A/R	Inventory	Real Estate M & E	Total Eligible Collateral	0.00
Description
1	Beginning Balance ( Previous report - Line 8)	0.00	0.00
2	Additions to Collateral (Gross Sales or Purchases)	0.00	0.00
3	Other Additions (Add back any non-A/R cash in line 3)	0.00	0.00
4	Deductions to Collateral (Cash Received)	0.00	0.00
5	Deductions to Collateral (Discounts, other)	0.00	0.00
6	Deductions to Collateral (Credit Memos, all)	0.00	0.00
7	Other non-cash credits to A/R	0.00	0.00
8	Total Ending Collateral Balance	0.00	0.00
9	Past Due >90 PID >60 PDD	0.00	0.00
10	Credits in Prior	0.00	0.00
11	Crossage	0.00	0.00
12	Contras	0.00	0.00
13	Foreign Not Covered by L/C	0.00	0.00
14	Residental - High Risk	0.00	0.00
15	Residental - Low Risk	0.00	0.00
16	Federal Government	0.00	0.00
17	Finance Charges	0.00	0.00
18	Chargebacks (Current)	0.00	0.00
19	Miscellaneous Sales Rent	0.00	0.00
20	Deferred Equipment Rental Reserve	0.00	0.00
21	Bill & Hold	0.00	0.00
22	Sales Tax Payable	0.00	0.00
23	Reserve for Credits	0.00	0.00
24	Debit Memos	0.00	0.00
25	Accruals for Billbacks	0.00	0.00
26	Volume Rebate Accruals	0.00	0.00
27	Dilution Reserve - Various	0.00	0.00
28	Customer Deposit Reverse	0.00	0.00
29	Unapplied Credit/Cash	0.00	0.00
30	Less Ineligibles - Other (includes A/R recociling & bankruptcy)	0.00	0.00
31	Total Ineligibles -Accounts Receivable	0.00	0.00

32	Work In Process	0.00	0.00
33	Quarantine Stock (QA Stock)	0.00	0.00
34	Short Dated	0.00	0.00
35	Slow Moving/Obsolete	0.00	0.00
36	Retention of Title	0.00	0.00
37	Spare Parts, Packaging, Supplies, P/L Raw Materials	0.00	0.00
38	Damage/Held Goods	0.00	0.00
39	Milk/Flavor Enhancers	0.00	0.00
40	Fleet Parts Inventory	0.00	0.00
41	Consigned Inventory	0.00	0.00
42	NRV Adjustment	0.00	0.00
43	Inventory in Transit	0.00	0.00
44	Grape Bottoms	0.00	0.00
45	Inventory at Co-Packers	0.00	0.00
46	Inventory at Outside Warehouses	0.00	0.00
47	Inventory Locations < $50M <$100M	0.00	0.00
48	Less Ineligible — Other (attach schedule)	0.00	0.00
49	Total Ineligibles Inventory	0.00	0.00

21	Total Eligible Collateral	0.00	0.00

Exhibit B-2

22	Advance Rate Percentage	85%	56.6%
23	Net Available - Borrowing Base Value	0.00	0.00
24	Reserves - Canadian Priming Liens	0.00	0.00
24	Reserves - Rent	0.00	0.00
24	Reserves - Payroll	0.00	0.00
24	Reserves - Payments to Co-Packers	0.00	0.00
24	Reserves - PACA	0.00	0.00
24	Reserves - Ring Fence	0.00	0.00
24	Reserves - Earnout	0.00	0.00
25	Total Borrowing Base Value	0.00	0.00	0.00
25.A	Total Availability/ Eligible INV CAP	0.00	187,500,000.00
26	Revolver Line	250,000,000,00			Total Revolver Line	0.00
26A	Line Reserve
27	Maximum Borrowing Limit (Lesser of 25. or 26.)*	0.00			Total Available	0.00
27A	Suppressed Availability	0

	LOAN STATUS
28	Previous Loan Balance (Previous Report Line 31)		0.00
29	Less: A. Net Repayments		0.00
	B. Adjustments / Other		0.00
30	Add: A. Request for Funds		0.00
	B. Adjustments / Other		0.00
31	New Loan Balance		0.00		Total New Loan Balance:	0.00
32	Letters of Credit/Bankers Acceptance Outstanding	0.00				0.00
33	Availability Not Borrowed (Lines 27 less 31 & 32)					0.00
34	Term Loan
35	OVERALL EXPOSURE (lines 31 & 34)					0.00

Pursuant to, and in accordance with, the terms and provisions of that certain Second Amended and Restated Credit Agreement, dated as of January 30, 2018 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among COTT CORPORATION CORPORATION COTT, a corporation organized under the laws of Canada (the “Borrower Representative”), AQUATERRA CORPORATION, a corporation organized under the laws of Canada, AIMIA FOODS LIMITED, a company organized under the laws of England and Wales, COTT HOLDINGS INC., a Delaware corporation, DS SERVICES OF AMERICA, INC., a Delaware corporation, S. & D. COFFEE, INC., a North Carolina corporation, and certain other Loan Parties party hereto, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as UK Security Trustee, JPMORGAN CHASE BANK, N.A., as Administrative Agent and Administrative Collateral Agent, and the other parties thereto, Borrower Representative is executing and delivering to the Administrative Agent and the Administrative Collateral Agent this Borrowing Base Certificate accompanied by supporting data (collectively referred to as a “Report”). Borrower Representative warrants and represents to the Secured Parties that this Report is true, correct, and based on information contained in the applicable Loan Parties’ own financial accounting records. Borrower Representative, by the execution of this Report, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Agreement and the other Loan Documents, and further certifies on this 30th day of January, 2018 that the Loan Parties are in compliance with the Agreement and the other Loan Documents. Capitalized terms used but not defined in this Report shall have the meaning assigned to such term in the Agreement.

BORROWER NAME: Cott Corporation					AUTHORIZED SIGNATURE:

Exhibit B-2

EXHIBIT C

COMPLIANCE CERTIFICATE

To:	The Administrative Agent and the Lenders party to the

Credit Agreement Described Below

This Compliance Certificate is furnished pursuant to that certain Second Amended and Restated Credit Agreement, dated as of January 30, 2018 (as may be amended, restated, supplemented, modified, renewed or extended from time to time, the “Agreement”), among Cott Corporation Corporation Cott, a corporation organized under the laws of Canada, Aquaterra Corporation, a corporation organized under the laws of Canada, Cott Holdings Inc., a Delaware corporation, DS Services of America, Inc., a Delaware corporation, S. & D. Coffee, Inc., a North Carolina corporation, Aimia Foods Limited, a company organized under the laws of England and Wales, and the other Loan Parties party thereto as Borrowers, the other Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., London Branch, as UK Security Trustee, JPMorgan Chase Bank, N.A., as Administrative Agent and Administrative Collateral Agent, and the other parties thereto. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES ON BEHALF OF THE BORROWERS AND NOT IN THE UNDERSIGNED’S INDIVIDUAL CAPACITY, THAT:

1. I am the duly elected                     8 of the Borrower Representative;

2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Company and its Subsidiaries during the accounting period covered by the attached financial statements [for quarterly or monthly financial statements add: and such financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes];

3. The examinations described in paragraph 2 did not disclose, except as set forth below, and I have no knowledge of (i) the existence of any condition or event which constitutes a Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate or (ii) any change in GAAP or in the application thereof that has occurred since the date of the audited financial statements referred to in Section 3.04 of the Agreement;

4. I hereby certify that no Loan Party has changed (i) its name, (ii) its chief executive office, (iii) its principal place of business, (iv) the type of entity it is or (v) its state or other jurisdiction of incorporation or organization without having given the Agent the notice required by the applicable Security Agreements;

[5. (i) Schedule I(a) attached hereto sets forth financial data and computations of the Fixed Charge Coverage Ratio for the fiscal quarter most recently ended and, if applicable, evidencing the Borrowers’ compliance with the covenant contained in Section 6.13 of the Agreement, all of which data and

[8]	Financial Officer or Treasurer of the Borrower Representative.

Exhibit C

computations are true, complete and correct in all material respects and (ii) Schedule I(b) attached hereto sets forth financial data and computations of the Consolidated Leverage Ratio as of the last day of the fiscal quarter most recently ended, all of which data and computations are true, complete and correct in all material respects;]9

[6. Schedule II attached hereto sets forth an updated Customer List;]10

7. Schedule III attached hereto sets forth a detailed listing of all intercompany loans made by any of the Loan Parties or their Restricted Subsidiaries since the delivery of the last Compliance Certificate (or if no Compliance Certificate has been previously delivered, since the Restatement Effective Date);

[8. Schedule IV sets forth a list of (i) all Intellectual Property owned by the Loan Parties which is the subject of a registration or application in any intellectual property registry and has been acquired, filed or issued since the previous update was provided to the Administrative Agent and (ii) any material exclusive licenses of Intellectual Property under which any Loan Party has become a licensee since the last update provided to the Collateral Agent (or if no Compliance Certificate has been previously delivered, since the Restatement Effective Date);]11

[9. Schedule V sets forth (i) a calculation of (x) EBITDA for the period of four fiscal quarters of the Company and its Subsidiaries most recently ended, and (y) consolidated total assets of the Company and its Subsidiaries as at the last day of such four fiscal quarter period and (ii) calculations demonstrating compliance with the limitations set forth in Section 5.13(a)(iii) of the Agreement;]12

10. Schedule VI sets forth a list of all commercial tort claims (as defined in the UCC) in excess of $1,000,000 acquired by the Loan Parties since the delivery of the last Compliance Certificate (or if no Compliance Certificate has been previously delivered, since the Restatement Effective Date); and

11. Schedule VII sets forth a list of all letters of credit (other than those that are supporting obligations (within the meaning of the UCC) for other Collateral that is subject to a perfected security interest in favor of the Administrative Collateral Agent) in excess of $1,000,000 as to which any Loan Party is the beneficiary and acquired by the Loan Parties since the delivery of the last Compliance Certificate (or if no Compliance Certificate has been previously delivered, since the Restatement Effective Date).

12. Schedule VIII sets forth any change in any Loan Party’s mailing address, corporate offices or warehouses or locations at which Collateral is held or stored, or the location of its records concerning the Collateral as set forth in the applicable Security Agreement, since the delivery of the last Compliance Certificate (or if no Compliance Certificate has been previously delivered, since the Restatement Effective Date).

[9]	Schedule I is only required for each quarter of each fiscal year of the Company.
[10]	Schedule II is only required for the first and third quarters of each fiscal year of the Company.
[11]	Schedule IV is only required for the fourth quarter of each fiscal year of the Company.
[12]	Schedule V is only required for each quarter of each fiscal year of the Company.

Exhibit C

[Enclosed with this Compliance Certificate is a certificate of good standing for each U.S. Co-Borrower from the appropriate governmental officer in its jurisdiction of incorporation (or if such certificate of good standing is not enclosed with this Compliance Certificate, then an order has been placed by such U.S. Co-Borrower to obtain the same prior to the date hereof).]13

Described below are the exceptions, if any, to paragraph 3 listing, in detail, the (i) nature of the condition or event, the period during which it has existed and the action which the Borrowers have taken, are taking, or propose to take with respect to each such condition or event or (ii) the change in GAAP or the application thereof and the effect of such change on the attached financial statements:

The foregoing certifications[, together with the computations set forth in [Schedule I] [and] [Schedule V] hereto] and the financial statements delivered with this Certificate in support hereof, are made and delivered this      day of                 ,         .

COTT CORPORATION CORPORATION COTT, as Borrower Representative

By:
Name:
Title:

[13]	The certificate of good standing is only required for the first and third quarters of each fiscal year of the Company.

Exhibit C

[SCHEDULE I]

(a)

[Calculations of Fixed Charged Coverage Ratio as of                 ,         ]

(b)

[Calculations of Consolidated Leverage Ratio as of                 ,         ]

Exhibit C

[SCHEDULE II]

[Customer List]

Exhibit C

SCHEDULE III

Intercompany Loans

Exhibit C

[SCHEDULE IV]

[Intellectual Property]

Exhibit C

[SCHEDULE V]

[Calculation of EBITDA for the period of four fiscal quarters of the Company and its Subsidiaries ended                     ,         ]

[Calculation of consolidated total assets of the Company and its Subsidiaries as at the last day of                 ,         ]

[Calculations demonstrating compliance with the limitations set forth in Section 5.13(a)(iii) of the Agreement]

Exhibit C

SCHEDULE VI

Commercial Tort Claims

Exhibit C

SCHEDULE VII

Letters of Credit

Exhibit C

SCHEDULE VIII

Change of Mailing Address and Location

Exhibit C

EXHIBIT D

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of                 , 20    , is entered into between                         , a                              (the “New Subsidiary”) and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”) under that certain Second Amended and Restated Credit Agreement, dated as of January 30, 2018, among Cott Corporation Corporation Cott, a corporation organized under the laws of Canada (the “Company”), Aquaterra Corporation, a corporation organized under the laws of Canada (“Aquaterra”), Cott Holdings Inc., a Delaware corporation (“Cott Holdings”), DS Services of America, Inc., a Delaware corporation (“DS Services”), S. & D. Coffee, Inc., a North Carolina corporation (“S. & D. Coffee”), Aimia Foods Limited, a company organized under the laws of England and Wales, (the “UK Borrower”), and the other Loan Parties party thereto as borrowers (together with the Company, Aquaterra, Cott Holdings, DS Services, S. & D. Coffee and the UK Borrower, the “Borrowers”), the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent and the other parties thereto (as the same may be amended, modified, extended or restated from time to time, the “Credit Agreement”), [and in its capacity as administrative collateral agent under the Security Agreement (as defined in the Credit Agreement) (the “Administrative Collateral Agent”).] All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

The New Subsidiary, [the Administrative Collateral Agent] and the Administrative Agent, for the benefit of the Lenders, hereby agree as follows:1

1. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a Loan Party under the Credit Agreement and a “Loan Guarantor” for all purposes of the Credit Agreement and shall have all of the obligations of a Loan Party and a Loan Guarantor thereunder as if it had executed the Credit Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement, (b) all of the covenants set forth in Articles V and VI of the Credit Agreement and (c) all of the guaranty obligations set forth in Article X of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary, subject to the limitations set forth in Section 10.10 of the Credit Agreement, hereby guarantees, jointly and severally with the other Loan Guarantors, to the Administrative Agent and the Lenders, as provided in Article X of the Credit Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), the New Subsidiary will, jointly and severally together with the other Loan Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

[1]	Subject to updates for local law in the case of a Subsidiary organized outside of the United States.

Exhibit D

2. The New Subsidiary also hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a “Grantor” under the Security Agreement and shall have all of the obligations of a Grantor thereunder as if it had executed the Security Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement, including without limitation (a) all of the representations and warranties of the Grantors set forth in Article III of the Security Agreement, and (b) all of the covenants set forth in Article IV of the Security Agreement. Without limiting the generality of the foregoing terms of this paragraph 2, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations (as defined in the U.S. Security Agreement), does hereby create and grant to the Administrative Collateral Agent, on behalf and for the ratable benefit of the Secured Creditors, a security interest in all the New Subsidiary’s right, title and interest in, to and under the Collateral (as defined in the U.S. Security Agreement) of the New Subsidiary. Each reference to a “Grantor” in the U.S. Security Agreement shall be deemed to include the New Subsidiary.

3. The New Subsidiary hereby irrevocably authorizes the Administrative Collateral Agent at any time and from time to time to file, all financing statements in order to maintain a perfected security interest in the Collateral owned by the New Subsidiary. Any financing statement filed by the Administrative Collateral Agent may be filed in any filing office in any UCC jurisdiction and may (i) indicate the New Subsidiary’s Collateral (1) as all assets of the New Subsidiary or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (2) by any other description which reasonably approximates the description contained in the Security Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment. For the purposes of such filing, the New Subsidiary represents and warrants to the Administrative Collateral Agent and each secured party that its name, type of organization and jurisdiction of organization are each as set forth in the first paragraph hereof.

4. The address of the New Subsidiary for purposes of Section 9.01 of the Credit Agreement is as follows:

5. The New Subsidiary hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by the New Subsidiary upon the execution of this Agreement by the New Subsidiary.

6. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

Exhibit D

7. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature page follows]

Exhibit D

IN WITNESS WHEREOF, the New Subsidiary has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent [and the Administrative Collateral Agent], for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

[NEW SUBSIDIARY]

By:

Name:

Title:

Acknowledged and accepted:

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

By:

Name:

Title:

[JPMORGAN CHASE BANK, N.A.,

as Administrative Collateral Agent][1]

By:

Name:

Title:

[1]	To be a signatory only if joining the U.S. or Canadian Security Agreements.

Exhibit D

EXHIBIT E

BORROWING REQUEST

NOTICE OF BORROWING/ LETTER OF CREDIT REQUEST

To:	JPMORGAN CHASE BANK, N.A.

as Disbursement Agent

1300 East Ninth Street, Floor 13

Cleveland, OH 44114-1573

Attention: David J. Waugh

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH

as Disbursement Agent

c/o JPMORGAN CHASE BANK, N.A.

1300 East Ninth Street, Floor 13

Cleveland, OH 44114-1573

Attention: David J. Waugh

JPMORGAN CHASE BANK, N.A., LONDON BRANCH

as Disbursement Agent

c/o JPMorgan Europe Limited

6th Floor, 25 Bank Street

Canary Wharf, London, E14 5JP

Attention: Loan and Agency Group

[Date]

Ladies and Gentlemen:

Reference is made to the Second Amended and Restated Credit Agreement, dated as of January 30, 2018 (as amended, restated, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”), among Cott Corporation Corporation Cott, a corporation organized under the laws of Canada (the “Company”), Aquaterra Corporation, a corporation organized under the laws of Canada (“Aquaterra”), Cott Holdings Inc., a Delaware corporation (“Cott Holdings”), DS Services of America, Inc., a Delaware corporation (“DS Services”), S. & D. Coffee, Inc., a North Carolina corporation (“S. & D. Coffee”), Aimia Foods Limited, a company organized under the laws of England and Wales, (the “UK Borrower”), and the other Loan Parties party thereto as borrowers (together with the Company, Aquaterra, Cott Holdings, DS Services, S. & D. Coffee and the UK Borrower, each, a “Borrower” and collectively, the “Borrowers”), the other subsidiaries of the Company party thereto, the lenders party thereto (collectively, the “Lenders”), JPMorgan Chase Bank, N.A., London Branch, as UK Security Trustee (the “UK Security Trustee”), JPMorgan Chase Bank, N.A., as Administrative Agent and as Administrative Collateral Agent (the “Administrative Agent”; together with the UK Security Trustee, the “Agents”) and the other parties thereto. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

Exhibit E

Pursuant to Section 2.03 of the Credit Agreement, the Borrower Representative hereby gives you notice that the [insert name of applicable Borrower] requests a Revolving Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Revolving Borrowing is requested to be made:

(A) Date of Revolving Borrowing (which is a Business Day)

(B) Principal amount of Revolving Borrowing

(1) Amount of ABR Loans

(2) Amount of Canadian Prime Loans

(3) Amount of Eurodollar Loans

(4) Amount of CDOR Loans

(C) For a Eurodollar or CDOR Borrowing, the InterestPeriod to be applicable[1]

(D) Currency of Revolving Borrowing[2]

(E) Funds are requested to be disbursed to the followingaccount(s)[3]

Upon acceptance of any or all of the Loans made in response to this request, each Borrower shall be deemed to have represented and warranted that the conditions to lending specified in Section 4.02 of the Credit Agreement have been satisfied and that no notice pursuant to subsections 6 or 8 of Section 443.055 of the Revised Statutes of Missouri has been given.

[Signature Page Follows]

[1]	Shall be subject to the definition of “Interest Period” in the Credit Agreement.
[2]	Specify the appropriate currency. In accordance with Section 2.01 the currency options are (w) dollars or Canadian Dollars for Canadian Co-Borrowers (x) dollars or Euros for Dutch Co-Borrowers (y) dollars for U.S. Co-Borrowers, (z) dollars, Euros or Sterling for Borrowings by the UK Borrower.
[3]	Specify the location and number of the account or accounts to which funds are to be disbursed, which shall comply with the requirements of the Credit Agreement.

Exhibit E

Pursuant to Section 2.06 of the Credit Agreement, the Borrower Representative hereby gives you notice that the [insert name of applicable Borrower] requests the [issuance of a Letter of Credit as described below][the amendment, renewal or extension of the Letter of Credit identified below] under the Credit Agreement:

(A) Date of issuance, renewal or extension of the Letter of Credit (which is a Business Day)
(B) Expiration Date (in accordance with Section 2.06(c) of the Credit Agreement)
(C) Amount
(D) Currency of the Letter of Credit
(E) Beneficiary of the Letter of Credit

Upon issuance, amendment, renewal or extension of any Letter of Credit made in response to this request, each Borrower shall be deemed to have represented and warranted that the conditions to lending specified in Section 4.02 of the Credit Agreement have been satisfied and that no notice pursuant to subsections 6 or 8 of Section 443.055 of the Revised Statutes of Missouri has been given.

[Signature Page Follows]

Exhibit E

COTT CORPORATION CORPORATION COTT, as Borrower Representative

By:
Name:
Title:]

[[Name of Borrower] as a [ ] Co-Borrower

By:
Name:
Title:]

Exhibit E

Exhibit F-1

Exhibit F-1

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Second Amended and Restated Credit Agreement dated as of January 30, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Cott Corporation Corporation Cott, a corporation organized under the laws of Canada (the “Company”), Aquaterra Corporation, a corporation organized under the laws of Canada (“Aquaterra”), Cott Holdings Inc., a Delaware corporation (“Cott Holdings”), DS Services of America, Inc., a Delaware corporation (“DS Services”), S. & D. Coffee, Inc., a North Carolina corporation (“S. & D. Coffee”), Aimia Foods Limited, a company organized under the laws of England and Wales, (the “UK Borrower”), and the other Loan Parties party thereto as borrowers (together with the Company, Aquaterra, Cott Holdings, DS Services, S. & D. Coffee and the UK Borrower, the “Borrowers”), the other Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent for the Lenders, and the other parties thereto.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower Representative with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower Representative and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower Representative and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date:                      , 20[ ]

Exhibit F-1

Exhibit F-2

Exhibit F-2

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Second Amended and Restated Credit Agreement dated as of January 30, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Cott Corporation Corporation Cott, a corporation organized under the laws of Canada (the “Company”), Aquaterra Corporation, a corporation organized under the laws of Canada (“Aquaterra”), Cott Holdings Inc., a Delaware corporation (“Cott Holdings”), DS Services of America, Inc., a Delaware corporation (“DS Services”), S. & D. Coffee, Inc., a North Carolina corporation (“S. & D. Coffee”), Aimia Foods Limited, a company organized under the laws of England and Wales, (the “UK Borrower”), and the other Loan Parties party thereto as borrowers (together with the Company, Aquaterra, Cott Holdings, DS Services, S. & D. Coffee and the UK Borrower, the “Borrowers”), the other Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent for the Lenders, and the other parties thereto.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:                      , 20[ ]

Exhibit F-2

Exhibit F-3

Exhibit F-3

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Second Amended and Restated Credit Agreement dated as of January 30, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Cott Corporation Corporation Cott, a corporation organized under the laws of Canada (the “Company”), Aquaterra Corporation, a corporation organized under the laws of Canada (“Aquaterra”), Cott Holdings Inc., a Delaware corporation (“Cott Holdings”), DS Services of America, Inc., a Delaware corporation (“DS Services”), S. & D. Coffee, Inc., a North Carolina corporation (“S. & D. Coffee”), Aimia Foods Limited, a company organized under the laws of England and Wales, (the “UK Borrower”), and the other Loan Parties party thereto as borrowers (together with the Company, Aquaterra, Cott Holdings, DS Services, S. & D. Coffee and the UK Borrower, the “Borrowers”), the other Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent for the Lenders, and the other parties thereto.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:                      , 20[ ]

Exhibit F-3

Exhibit F-4

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Second Amended and Restated Credit Agreement dated as of January 30, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Cott Corporation Corporation Cott, a corporation organized under the laws of Canada (the “Company”), Aquaterra Corporation, a corporation organized under the laws of Canada (“Aquaterra”), Cott Holdings Inc., a Delaware corporation (“Cott Holdings”), DS Services of America, Inc., a Delaware corporation (“DS Services”), S. & D. Coffee, Inc., a North Carolina corporation (“S. & D. Coffee”), Aimia Foods Limited, a company organized under the laws of England and Wales, (the “UK Borrower”), and the other Loan Parties party thereto as borrowers (together with the Company, Aquaterra, Cott Holdings, DS Services, S. & D. Coffee and the UK Borrower, the “Borrowers”), the other Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent for the Lenders, and the other parties thereto.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to the Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower Representative with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower Representative and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower Representative and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:

Exhibit F-4